Portions of this exhibit (indicated by brackets) have been omitted pursuant to a request for confidential treatment.



                                 AMENDMENT NO. 2


                  Amendment No. 2 dated as of May 8, 1998 (this "Amendment"), to the Amended and Restated Procurement and Services Contract dated as of October 9, 1996, between Sprint Spectrum Equipment Company, L.P., a Delaware limited (the "Owner") and Lucent Technologies Inc., a Delaware corporation (the "Vendor", and together with the Owner, the "Parties).

                                    RECITALS:

                  WHEREAS, the Parties are parties to a certain Amended and Restated Procurement and Services Contract dated as of October 9, 1996, as amended by Amendment No. 1 dated as of February 25, 1997 (as amended, the "Contract"), wherein the Owner agreed to have the Vendor engineer and construct PCS Systems and PCS Sub-Systems in the System Areas and the Vendor agreed to provide Products and Services to the Owner in connection with the engineering and construction of PCS Systems and PCS Sub-Systems in the System Areas pursuant to and in accordance with the terms of the Contract; and

                  WHEREAS, the Parties desire to amend the Contract such that, among other things, the Owner may purchase Products and Services on or after January 1, 1998 and that the Vendor shall provide and shall be deemed to have provided such Products and Services on and after January 1, 1998 on terms and conditions regarding price, payment and warranties, among others, which may vary (pursuant to the terms of this Amendment) from those terms and conditions respecting Products and Services ordered by the Owner prior to January 1, 1998.

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the Owner and the Vendor hereby agree as follows:

         1.    Definitions.

               Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning set forth for such terms in the Contract.

         2.    Amendments to Section 1.

               (a) Subsection 1.1 of the Contract is hereby amended by adding the following definitions in the appropriate alphabetic order:

                  "Additional Products", "Additional Services" and "Additional Products and Services" means those Products and/or Services, respectively, which are ordered by the Owner on or after January 1, 1998 pursuant to a Purchase Order.

                  "Additional Services Acceptance Certificates" means those written certificates provided by the Owner to the Vendor evidencing the Owner's acceptance pursuant to and in accordance with the Testing Exhibits.

                  "Additional Services Acceptance Tests" means the collective reference to the performance and reliability demonstrations and tests specified in the Testing Exhibits.

                  "Additional Product Commitment" has the meaning ascribed thereto in subsection 7.4.

                  "Approved CIQ" means a Customer Information Questionnaire for ordered MSC(s), which such Customer Information Questionnaire has been executed by Authorized Representatives of both Parties.

                  "Cluster" means at least five (5) System Element Facilities (with installed System Elements) designated by the Owner within each PCS System and/or PCS Sub-System, as the case may be, to be Cluster Optimized by the Vendor.

                  "Cluster Optimization" means the Optimization to be performed by the Vendor in each Cluster in accordance with the requirements of Exhibit B5 and the terms of this Contract.

                  "Commissioning" means the Work to be performed by the Vendor pursuant to a Purchase Order in accordance with the requirements of Exhibit B4 and the terms of this Contract.

                  "Deliverable(s)" means any Item identified as to be delivered by the Vendor to the Owner pursuant to the terms of this Contract or otherwise identified in any Purchase Order made pursuant to the terms of this Contract an shall at all times include, but not be limited to, Equipment, Software and Services.

                  "Designated Switch Site" means with respect to each MSC, the location designated by the Owner to the Vendor in the applicable Purchase Order to which the Vendor is required to deliver, install and Commission such MSC.

                  "FOB Point" means with respect to BTS and Growth Cabinet Additional Products, the Vendor's staging or manufacturing facilities in Columbus, Ohio, Omaha, Nebraska and, with respect to batteries only, Dallas, Texas, or as otherwise mutually agreed between the Parties in writing from time to time. With respect to MSC Additional Products (and associated Equipment and Software), FOB Point means the Owner's Designated Switch Sites.

                  "Forecast" has the meaning ascribed thereto in subsection 7.5.

                  "Forecast Period" has the meaning ascribed thereto in subsection 7.5.

                  "Growth Cabinet(s)" means any make, model or type of Base Station growth cabinet set forth on Schedule 2A.

                  "Initial Products", "Initial Services" and "Initial Products and Services" means the collective reference to, respectively, any Products, Services, or Products and Services which are not, respectively, Additional Products, Additional Services, or Additional Products and Services.

                  "Integration" means the connection and/or hook-up of the BTS Products to the MSC Products pursuant to and in accordance with the requirements of Exhibit B4.

                  "IOS Milestone Dates" means the collective reference to the dates specified for each IOS Milestone as set forth in Exhibit G1; each an "IOS Milestone Date."

                  "IOS  Milestones"  means  the  collective   reference  to  the
         interoperability milestones designated as such in Exhibit G1; each an "IOS Milestone."

                  "Late Amount" has the meaning ascribed thereto in subsection 6.3.1.

                  "List Price" whenever used with respect to the Vendor's pricing means the Vendor's then current PCS Product price lists published and/or made available by the Vendor to its Customers.

                  "Local Transportation" means the Vendor's transport of Additional Products from the Owner's designated warehouses to the Owner's designated System Element Facilities within fifty (50) air miles of such warehouse(s) pursuant to the pricing terms and as a part of Optional Additional Services under Schedule 2A and Schedule 3A. In no event will Local Transportation include Extraordinary Transportation.

                  "MFC Deliverable" means any of the Products or Services listed on Schedules 2, 2A, 3 and 3A (including any Products and Services added to any such Schedules in accordance with the terms of this Contract) and with respect to the Optional Features Software Releases listed on
         Schedule 2A, each such Optional Features Software Release will be deemed a single MFC Deliverable; collectively, the "MFC Deliverables."

                  "Optimization" means the Work to be performed by the Vendor pursuant to a Purchase Order in accordance with the requirements of Exhibit B5 and the terms of this Contract.

                  "Optional   Additional   Services"  means  those  Additional
         Services with respect to the Local Transportation, Installation, Integration, Commissioning and/or Optimization
                  of Additional Products which may be purchased by the Owner and, in such case, performed by the Vendor, for BTS and/or Growth Cabinet Additional Products pursuant to Schedules 2A and 3A; each an "Optional Additional Service." On Schedules 2A and 3A, the Optional Additional Services for BTSs are sometimes referred to as "Services Suite I" and the Optional Additional Services for Growth Cabinets are sometimes referred to as "Services Suite II." To the extent the Owner chooses to have the Vendor perform any or all of the Optional Additional Services, any such Services will be performed by the Vendor pursuant to and in accordance with the terms of Exhibits B4 and B5.

                  "Optional Features Software Releases" means the collective reference to Vendor Software releases 7, 8 and 9, to be provided to the Owner and installed within the Nationwide Network pursuant to and in accordance with the terms of Exhibits C, C1 and J and the terms hereof, each, an "Optional Features Software Release."

                  "Purchase Order(s)" means those written order(s) delivered by the Owner to the Vendor pursuant to Section 7 hereof specifying the type, quantity, delivery dates, prices and "ship to" locations of and for the furnishing, Commissioning and/or Optimization of Additional Products and Services on and within the System Element Locations as specified in such written order(s).

                  "SprintCom" means SprintCom, Inc., a Kansas corporation.

                  "SprintCom MOU" means that certain Memorandum of Understanding between SprintCom and the Vendor with respect to the Vendor's achievement of IOS V.2 and "IOS V.3" (as such term is defined therein) made and effective as of May 8, 1998, as the same may be amended, supplemented or restated from time to time.

                  "System Optimization" means the Work to be performed by the Vendor in each PCS System in accordance with the requirements of Exhibit B5 and the terms of this Contract.

                  "System Optimization Certificate" means the System Optimization Acceptance Certificate evidencing the Owner's acceptance of System Optimization in each PCS System pursuant to and in accordance with Exhibit B5. A form of System Optimization Certificate is attached to Exhibit B5.

                  "System Support Services" means those services provided by the Vendor pursuant to the terms of this Contract relating to PCS System design, enhancement and optimization.

                  "Testing Exhibits" means with respect to Additional Products and Services, the collective reference to Exhibits B4, B5, C, C1, G1 and G3."

                  "WIN Software Releases" means all of those Software releases specified in Exhibits C and C1 with respect to any and all SCP/HLR Software, SCP/OTAF Software,

                  OAM&P and Actiview Software and/or any and all Software releases or features relating to HLR, OTAF, Actiview, OAM&P, TIMS and ADDS; each a "WIN Software Release."

               (b) Subsection 1.1 is further amended by deleting the definitions of "Acceptance Certificates," "Acceptance Tests," "Customer," "Force Majeure," "Installation," "Nationwide Network," "Net Price," "PCS Products," "Products," "Services," "Software," "System Areas", "System Support Services" and "United States" as such definitions are set forth in the Contract and replacing them, respectively, in their entirety with the following:

                  "Acceptance Certificates" means the collective reference to the Factory Test Certificate, the Initial PCS System Certificate, the Substantial Completion Certificate, the Final Acceptance Certificate and with respect to Additional Services, the Additional Services Acceptance Certificates.

                  "Acceptance Tests" means the collective reference to the performance and reliability demonstrations and tests specified in Exhibits B1, B2, B3, B4, B5, C, G1 and G3 to determine whether the Products, the Services, any of the PCS Systems, PCS Sub-Systems and/or the System meet the relevant Specifications and the terms and conditions of this Contract, and with respect to the Additional Services, the Additional Services Acceptance Tests.

                  "Customer" means any PCS customer of the Vendor doing business in the United States or any PCS customer doing business in the United States of any of the Vendor's affiliates or subsidiaries.

                  "Force Majeure" means the following:

                  (a) Acts of God, epidemic, earthquake, landslide, lightening, fire, explosion, accident, tornado, drought, flood, hurricane, or extraordinary weather conditions more severe than those normally and typically experienced in the affected area constituted by each of the specified System Areas in which the Vendor is seeking to claim Contract suspension due to Force Majeure;

                  (b) Acts of a public enemy, war (declared or undeclared), blockade, insurrection, riot or civil disturbance, sabotage, quarantine, or any exercise of the police power by or on behalf of any public entity;

                  (c) (i) The valid order, judgment or other act of any federal, state or local court, administrative agency, Governmental Entity or authority issued after the Effective Date; (ii) with respect to the Vendor only, the suspension, termination, interruption, denial or failure of or delay in renewal or issuance of any Applicable Permit required by this Contract to be obtained by the Owner; (iii) with respect to the Owner only, the suspension, termination, interruption, denial or failure of or delay in renewal or issuance of any Applicable Permit required by this Contract to be obtained by the Vendor; or (iv) a change in Applicable Law (including the adoption of a new Applicable
         Law); provided
                  that no such order, judgment, act, event or change is the result of the action or inaction of, or breach of this Contract by, the Party relying thereon;

                  (d) Strikes, boycotts or lockouts involving the employees of the Vendor;

                  (e) A partial or entire delay or failure of utilities; or transportation embargoes; or

                  (f) The presence of (i) any Hazardous Waste on or at any System Element Location which materially interferes with the Work to be done thereon or otherwise materially endangers the safety of any personnel at such location; (ii) any unknown historical or archeological sites which are not shown or indicated in the survey of any System Element Locations and of which the Vendor could not have reasonably been expected to be aware; or (iii) any mining or water recovery activities (other than such activities by the Vendor or its Subcontractors) at or under any System Element Location after the Effective Date.

                  Events of Force Majeure include the failure of a Subcontractor to furnish labor, services, materials, or equipment in accordance with its contractual obligations, only if such failure is itself due to an event of Force Majeure. A Force Majeure does not include any delay in performance to the extent due to the failure of the Vendor or any Subcontractor to provide an adequate number of engineers or other workmen or to manufacture or procure an adequate amount of Equipment, Software and/or Services.

                  "Installation" means (i) with respect to Additional Products that are not being purchased with the Optional Additional Services, the Owner's activities with respect to the placement of the Additional Products in and within the relevant System Element Facilities pursuant to the criteria set forth in Exhibit B4 so that the Vendor may commence Integration and/or Commissioning on such Products pursuant to and in accordance with the requirements of Exhibit B4 and (ii) with respect to Additional Products that are being purchased with such Optional Additional Services and/or are being purchased as an Optional
         Additional Service, the Vendor's activities with respect to the placement of the Additional Products in and within the relevant System Element Facilities pursuant to the criteria set forth in Exhibit B4 so that Commissioning will be completed in accordance with Exhibit B4. The Vendor sometimes refers to Installation as "Bolt-Down."

                  "Nationwide Network" means all of the PCS systems and PCS sub-systems (including, but not limited to, all PCS Systems and/or PCS Sub-Systems covered hereby) built or to be owned and/or operated by the Owner or any of its Affiliates in the United States.

                  "Net Price" means the final price paid by any Person after all discounts, reductions, rebates, volume discounts or adjustments of any kind are applied, whether under the original contract of purchase, as it may be amended, supplemented or otherwise modified from time to time, or any supplemental separate, or complementary transaction.

                  "PCS Products" means the Vendor's PCS Equipment and Software, as offered from time to time in the Customer Price Guide; provided that for the purposes of this Contract, PCS Products will always (subject to subsection 10.1) include at least (i) the SCP/HLRs, (ii) the SCP/HLR Products, (iii) the AM/HLR (to the extent not already a PCS Product),
         (iv) SMS,  (v) SCE,  (vi) the AS  Products,  (vii)  the OTAF  Products,
         (viii) the Actiview Products, (ix) the TCUs and/or the ECUs as the case may be, (x) any and all other products set forth in Schedules 2, 2A, 3 and 3A, (xi) any and all Optional Features Software Releases and WIN Software Releases and (xii) those other Items listed on the Vendor's Customer Price Guide as of the Effective Date and as of January 1, 1998. As the context requires and notwithstanding the above, the term PCS Products includes all Vendor manufactured Products provided to the Owner in connection with its obligations pursuant to the terms of this Contract, but excludes Items furnished solely as part of Facilities Preparation Services not otherwise integral to the operation or maintenance of the PCS Items set forth on the Customer Price Guide, including Non-Essential Equipment.

                  "Products" means the collective reference to the PCS Products, the Equipment and the Software provided by the Vendor or any
         Subcontractor, including without limitation, Initial Products, PCS Products and Additional Products, pursuant to and in accordance with the terms of this Contract.

                  "Services"  means  the  collective  reference  to  all  of the services to be conducted by the Vendor as part of the Work, including without limitation, Initial Services, Additional Services and the Optional Additional Services, pursuant to the terms of the Contract including but not limited to, Installation, Integration, Facilities Preparation Services, RF Engineering, System Maintenance Support, System Support Services, Commissioning and Optimization and other services, performed in accordance with the terms of this Contract including, but not limited to, the relevant Specifications. Services do not include Site Acquisition, Network Interconnection or Microwave Relocation and with respect to Additional Products only, unless otherwise mutually agreed to by the Parties, Additional Services also do not include any Installation, Integration, Commissioning, RF Engineering, Optimization or Civil Work services to be performed by the Owner with respect to Additional Products.

                  "Software" means (a) all computer software furnished hereunder for use with any Equipment including, but not limited to, computer programs contained on a magnetic or optical storage medium, in a semiconductor device, or in another memory device or system memory consisting of (i) hardwired logic instructions which manipulate data in central processors, control input-output operations, and error diagnostic and recovery routines, or (ii) instruction sequences in machine-readable code furnished hereunder that control call processing, peripheral equipment and administration and maintenance functions, (b) any Software Enhancements, Software features, Software Upgrades,

                  Optional Features Software Releases and WIN Software Releases furnished by the Vendor to the Owner hereunder, and (c) any
         Documentation furnished hereunder for use and maintenance of the Software; provided that no Source Code versions of Software are included in the term Software.

                  "System Areas" means those geographic areas in the United States (including its possessions and territories) in which the Owner and/or any of its Affiliates is operating, managing, constructing, planning to operate, manage or construct or otherwise possessing rights to operate, manage or construct a PCS system(s) or service(s)."

                  "System Support Services" means the Services described in subsection 2.26.

                  "United States" means the fifty states of the United States of America, the District of Columbia and each territory or possession of the United States of America.

               (c) Subsection 1.1 is further amended by deleting the following definitions in their entirety:

                  "APC"

                  "Cable Microcell Integrator (CMI)"

                  "Headend Interface Converter (HIC)"

                  "Interoperability"

         3.    Amendments to Section 2.

               (a) Subsection 2.1 is hereby amended by making it subsection 2.1(a) and adding the following subsections 2.1(b) and (c) immediately after subsection 2.1(a):

                  "(b) Notwithstanding anything contained herein to the contrary, the Vendor will provide all Additional Products and Services to the Owner pursuant to Purchase Orders and in accordance with the requirements of the relevant Specifications, including, but not limited to, the Vendor's obligation to furnish, design, manufacture, Install, Integrate, Commission, Optimize and test the Additional Products in and within the PCS Systems and the PCS Sub-Systems in accordance with the terms of the Contract and, in particular, the relevant Specifications and in a manner that otherwise satisfies all conditions of the relevant Specifications; provided that, respecting the Work to be performed pursuant to Purchase Orders for Additional Products or Services, the Vendor will generally (except to the extent otherwise specifically set forth in this Contract or otherwise agreed to by the Parties) not be responsible for Site Acquisition, Civil Work, RF Engineering, Microwave Relocation or Network Interconnection, and further, the Vendor will not be responsible for any Installation, Integration, Commissioning or Optimization which upon the Owner's choice not to purchase Optional Additional Services from the Vendor is being performed by the Owner.

                  (c) To the extent any action, inaction or obligation of the Vendor pursuant to the terms of this Contract is a condition to or requirement of the fulfillment achievement and/or performance of any other action, inaction or obligation of the Vendor (including, but not limited to, any IOS Milestone), the failure or inability of the Vendor to achieve, fulfill or otherwise perform such prior action, inaction or obligation will in no way, without the express prior written consent of the Owner pursuant to the terms of this Contract, modify, waive, or in any way limit the Vendor's obligation to continue to use its best efforts to achieve, fulfill and/or perform such prior action, inaction or obligation and continue to do all such other Work necessary to achieve, fulfill and/or perform all such succeeding actions, in actions and/or obligations."

               (b) Subsection 2.2 is hereby amended by deleting subsection 2.2(a) in its entirety and renaming subsections 2.2(b) and 2.2(c), respectively, as subsections 2.2(a) and 2.2(b).

               (c) Subsection 2.6 is hereby amended by adding the following subsections 2.6(e), (f), (g) and (h) immediately after subsection 2.6(d):

                  "(e) Notwithstanding anything contained herein to the contrary, with respect to each System Element Location for which the Owner has ordered Additional Products pursuant to the terms of this Contract, the Vendor must complete Installation and/or Integration and Commissioning (in each case, to the extent applicable) of such Additional Products within the time frames set forth in Exhibits B4 and B5 and pursuant to the requirements and criteria set forth in Exhibits B4 and B5 and the relevant Specifications.

                  (f) The Vendor must complete Cluster Optimization (to the extent applicable) for each designated Cluster within each PCS System within the time frames set forth in Exhibit B5 and pursuant to the requirements and criteria set forth in Exhibit B5. The Vendor must complete System Optimization (to the extent applicable) for each PCS System within the time frames set forth in Exhibit B5 and pursuant to the requirements and criteria set forth in Exhibit B5 and the relevant Specifications.

                  (g) Notwithstanding anything contained herein to the contrary, the Vendor will engineer, furnish, Commission and Install, Integrate and Optimize the MSC Additional Products forecasted and ordered by the Owner at and in the Designated Switch Sites pursuant to and in
         accordance   with  the   terms   of   Exhibit   B4  and  the   relevant
         Specifications.

                  (h) The Vendor will engineer, furnish, Install, Integrate, Commission and Optimize (in each case, to the extent applicable) the Additional Products in each of the PCS Systems so as to cause no unauthorized interference with or obstruction to lands and thoroughfares or rights of way on or near which the Work may be performed. The Vendor must use due care and exercise every reasonable safeguard to avoid damage to existing facilities, and if repairs or new construction are required in order to replace facilities damaged by the Vendor due to its carelessness, negligence or willful misconduct, such repairs or new construction will be at the Vendor's sole cost and expense."

     (d) Subsection 2.9 is hereby amended by adding the following subsections 2.9(h) and (i) immediately after subsection 2.9(g):

                  "(h) The Vendor recognizes and agrees that the timely achievement and commercial implementation within the Nationwide Network of the IOS Milestones is extremely important to the Owner and fundamental to the Owner's business objectives. To that end, the Vendor will achieve each of the IOS Milestones on or before each of the IOS Milestone Dates pursuant to and in accordance with the terms of Exhibits G1, G2 and G3.

                  (i) The Vendor  recognizes and agrees that the achievement and commercial implementation within the Nationwide Network of an inter-vendor packet based interoperability standard based on IS-634 Rev. A and any industry and/or Owner specific additions or modifications thereto is extremely important to the Owner and fundamental to the Owner's business objectives. To that end, the Owner and the Vendor understand and agree that the Vendor is committed to achieving "IOS V.3" (as such term is defined in the SprintCom MOU) pursuant to Sections B.3 and B.4 of the SprintCom MOU."

     (e) Section 2.15 is hereby amended by adding the following sentence at the end of such subsection:

                  "Notwithstanding anything contained herein to the contrary, with respect to BTS and Growth Cabinet Additional Products the Owner will be responsible for all transportation costs associated with transporting such BTS and Growth Cabinet Additional Products from the applicable FOB Points to the appropriate System Element Facilities; provided that the Vendor will be responsible for all transportation costs associated with transporting the MSC Additional Products to the appropriate Designated Switch Sites and all Local Transportation.

               (f) Subsection 2.20 is hereby amended by deleting it in its entirety and replacing it with the following subsection 2.20:

                  "2.20 Operating Manuals. The Vendor will provide the Owner one
         (1) set of Operating Manuals with each Additional Product shipped to the Owner. In addition, the Vendor will, at its sole cost and expense, provide the Owner with six (6) sets of updated Operating Manuals by July 1, 1998. The Operating Manuals will be prepared in accordance with the relevant Specifications and in sufficient detail to accurately represent the Products and all of their material components as constructed and will recommend procedures for operation. Operating Manuals with up to date drawings, specifications and design sheets will be available for the Training as set forth in subsection 2.23. All

                  Operating Manuals will be provided in CD-ROM format (other than certain engineering drawings that are not practical to place on CD-ROM format). The Owner has the right and license to print, copy and distribute such materials as deemed necessary so long as any such distribution complies with the restrictions set forth in subsection 27.19."

               (g) Subsection 2.21 is hereby amended by deleting it in its entirety and replacing it with the following subsection 2.21:

                  "2.21 Maintenance and Instruction Manuals. The Vendor, at its sole cost and expense during the applicable Warranty Periods, will provide the Owner (i) one (1) set of Maintenance and Instruction Manuals with each MSC Additional Product shipped to the Owner and (ii) one set of Maintenance and Instruction Manuals with every twenty-five
         (25) BTS Additional Products in each PCS System or PCS Sub-System. In addition, the Vendor, at its sole cost and expense, must provide the Owner with six (6) sets of the updated Maintenance and Instruction Manuals by July 1, 1998. The Maintenance and Instruction Manuals will be prepared in accordance with the relevant Specifications and in sufficient detail to accurately represent the Products and all of their material components as constructed and will set forth procedures for inspection and maintenance. Maintenance and Instruction Manuals with up-to-date drawings, specifications and design sheets will be available for the Training set forth in subsection 2.23. The Maintenance and Instruction Manuals must include the volumes compiled by the Vendor containing all as-built Subcontractor furnished product data. All Maintenance and Instruction Manuals will be provided in CD-ROM format (other than certain engineering drawings that are not practical to place on CD-Rom format). The Owner has the right and license to print, copy and distribute such materials as deemed necessary so long as any such distribution complies with the restrictions set forth in subsection 27.19."

               (h) Subsection 2.40 is hereby amended by deleting it in its entirety.

         4.    Amendments to Section 3.

               (a) Subsection 3.2 is hereby amended by deleting it in its entirety and replacing it with the following subsection 3.2:

                  "3.2 Purchase Orders from Initial Affiliates. During the Term of this Contract, the Owner will have the right, but not the obligation, to require the Vendor to fulfill (and the Vendor will so fulfill) signed Purchase Orders for forecasted amounts (as set forth in subsection 7.5) of Products and/or Services received from any Initial Affiliate designated by the Owner pursuant to and in accordance with all of the same prices and all of the same terms and conditions as set forth in this Contract; provided that such Products and/or Services (other than wireless/wireline MSCs and associated Equipment and Software) will be solely for use within or related to the Nationwide Network and/or any part thereof. Any Initial Affiliate(s) hereunder will have the right, in lieu of ordering directly hereunder pursuant to the preceding sentence, to enter into a separate contract with the Vendor pursuant to and in accordance with clause (ii) of subsection 3.3 below."

               (b) Subsection 3.3 is hereby amended by deleting it in its entirety and replacing it with the following subsection 3.3:

                  "3.3 Agreements with Additional Affiliates. During the Term of this Contract, the Owner will have the right, but not the obligation, to require that the Vendor either: (i) fulfill (and the Vendor will so fulfill) signed Purchase Orders for forecasted amounts of Products and/or Services received from any Additional Affiliate designated by the Owner for the supply of any Products and/or Services solely for use within or related to the Nationwide Network and/or any part thereof (except in the case of any Additional Affiliate wireless/wireline MSCs and associated Equipment and Software which may be used outside of and/or not in connection with the Nationwide Network) at the same price and other terms and conditions of this Contract, provided that Additional Affiliates will not be entitled to only the rights or remedies under Section 15 of this Contract or the rights of this
         Section 3, subsections 2.11.1, 11.6 and 11.7 of this Contract (it is expressly understood by the Vendor that the list of exclusions in this sub-clause (i) is an exclusive list of those rights and remedies under this Contract that are not applicable to Additional Affiliates' Purchase Orders and that all other terms and conditions of this Contract shall apply to such Additional Affiliates' Purchase Orders); or (ii) enter into separate agreements with any Additional Affiliate designated by the Owner (an "Additional Affiliate Agreement") for the supply of Products and/or Services as are then available to the Owner pursuant to the terms of this Contract in which case the Vendor must enter into good faith negotiations for the establishment of such Additional Affiliate Agreements with any such Additional Affiliate promptly upon the designation of such Additional Affiliate by the Owner and upon notice to the Vendor that such Additional Affiliate desires to enter into an Additional Affiliate Agreement. Any Additional Affiliate that enters into an Additional Affiliate Agreement with the Vendor will have the right to choose among the Products and Services offered to the Owner under this Contract solely for use within the Nationwide Network."

               (c) Subsection 3.4 is hereby amended by deleting it in its entirety and replacing it with the following subsection 3.4:

                  "3.4 Affiliate Rights and Obligations. Notwithstanding anything contained herein to the contrary, Affiliates will not be deemed third party beneficiaries to this Contract or otherwise have any rights hereunder. Only the Owner may designate a Person as an Affiliate in accordance with the terms of this Section 3 and (except with respect to specific Affiliate Purchase Orders or Additional Affiliate Agreement made or entered into by an Affiliate pursuant to and in accordance with the terms of this Section 3) only the Owner has the right and/or the ability to enforce any rights hereunder against the Vendor. All Affiliate Purchase Orders shall be made and fulfilled pursuant to and in accordance with the terms of this Contract. ONLY THE AFFILIATE OF THE OWNER

                  ISSUING A SPECIFIC PURCHASE ORDER OR ENTERING INTO A SEPARATE CONTRACT FOR THE SUPPLY OF PRODUCTS AND SERVICES UNDER THIS CONTRACT WILL INCUR ANY OBLIGATION OR LIABILITY TO THE VENDOR FOR ANY CLAIM WHICH MAY ARISE FROM OR RELATE TO THAT PURCHASE ORDER OR CONTRACT, AS THE CASE MAY BE."

         5.    Amendments to Section 6.

               (a) Subsection 6.1 is hereby amended by deleting it in its entirety (other than the one time credit provisions set forth in the second and third sentences of such subsection) and replacing it with the following subsection 6.1:

                  "6.1 Prices. The prices for the Initial Products and Services to be provided pursuant to this Contract are as set forth on Schedule 2 and Schedule 3, subject to the price variation provisions contained on
         Schedule 2. The prices for the Additional Products and Services to be provided pursuant to this Contract are as set forth on Schedule 2A and
         Schedule 3A, subject to the price variation provisions contained therein. Unless otherwise expressly agreed by the Parties in writing, in no event will the Vendor invoice the Owner nor will the Owner (or its Affiliates) be required to pay any price for any Product or Service which is higher than the price or prices for such Products and Services as set forth in Schedules 2, 2A, 3 or 3A, as the case may be. Prices for the Work not set forth therein, if not otherwise set forth in this Contract, will be no greater than the Vendor's best List Prices then in effect and/or offered to any other Customer at the time of ordering by the Owner and at discounts otherwise provided to the Owner pursuant to the terms of this Contract. Prices for all Products set forth on
         Schedule 2A include the delivery by the Vendor to the FOB Point(s) and/or the Designated Switch Sites, as the case may be."

               (b) Subsection 6.3 is hereby amended by deleting subsection 6.3.1 in its entirety and replacing it with the following subsection 6.3.1, and further amended by deleting subsections 6.3.2, 6.3.3, 6.3.4 and 6.3.5 in their entirety (provided that for SCP/HLR Products, AS Products, OTAF Products and Actiview Products that otherwise constitute Initial Products, the payment terms with respect to such Products as set forth in such subsections 6.3.2, 6.3.3,
6.3.4 and 6.3.5, respectively, shall remain in full force and effect):

                  "6.3.1 Additional Products and Services. (a) Notwithstanding anything contained in this subsection 6.3 to the contrary, invoices for Additional Products and Services may be submitted to the Owner only after shipment of an Additional Product or upon completion of a performance of an Additional Service. With respect to Additional Products and Services only, the Owner agrees to pay to the Vendor a late charge for undisputed amounts actually due and not paid when due in accordance with the terms of this Contract (a "Late Amount") equal to the lesser of one percent (1%) per month, pro rata, of the Late Amount, or the maximum amount permitted by Applicable Law; provided that any such late payment penalties will not accrue until amounts owed by the

                  Owner to the Vendor are actually late and outstanding and will stop accruing immediately upon the Owner's payment of such Late Amount.

                  (b) Notwithstanding anything contained in subsection 6.3 to the contrary, invoices for Additional Products ordered by the Owner pursuant to the terms of this Contract are payable in full within thirty (30) days after the later of delivery of such Additional Products to the appropriate FOB Point or Designated Switch Site, as the case may be (pursuant to the terms of the applicable Purchase Order) and receipt of the applicable invoice by the Owner; provided that with respect to Optional Features Software Releases and WIN Software Releases, invoices for any such releases are payable within thirty (30) days after Owner acceptance of any such releases pursuant to subsection
         12.3.1. Notwithstanding anything contained herein to the contrary, payment for Optional Features Software Release 7 will not be due and payable until the later of thirty (30) days after Owner acceptance pursuant to subsection 12.3.1 and January 15, 1999.

                  (c) Notwithstanding anything contained in this subsection 6.3 to the contrary, the Owner will only be obligated to make payments for Additional Service(s) rendered by the Vendor pursuant to the terms of this Contract within thirty (30) days of completion of any such Additional Service(s) pursuant to and in accordance with the terms of this Contract."

         6.    Amendments to Section 7.

               Section 7 is hereby amended by adding the following subsections 7.4, 7.5, 7.6, 7.7, 7.8 and 7.9 immediately after subsection 7.3:

          "7.4 Additional Products and Services Commitment. Subject to and conditioned upon the delivery by the Vendor of Additional Products in accordance with the relevant Specifications, the Owner, together with any of its Affiliates, will order from and after January 1, 1998 in aggregate at least three thousand two hundred fifty (3,250) Additional Products (consisting of any mix of any models of any BTSs and/or any models of any Growth Cabinets, as the Owner (or any such Affiliate, as the case may be) shall, in its sole and absolute discretion, see fit) (the "Additional Product Commitment") by a date no later than January 1, 2001; provided that the Owner, together with any of its Affiliates, will order from and after January 1, 1998 a minimum of one thousand two hundred fifty (1,250)BTSs as part of its fulfillment of the total Additional Product Commitment. With respect to Additional Products ordered by the Owner and/or any of its Affiliates as part of the Additional Product Commitment, the Owner, together with any of its Affiliates, will order the packaged BTS Optional Additional Services for at least seven hundred fifty (750) BTS Additional Products as part of the Additional Product Commitment. Any and all Additional Products and Services ordered on or after January 1, 1998 by the Owner and/or any Affiliate shall be aggregated for the purposes of determining what portion of the Additional Product Commitment has been fulfilled pursuant to the terms of this subsection 7.4.

                  7.5 Forecasts of Additional Products and Services. On May 1, 1998 and on the first of each month thereafter throughout the Term, the Owner will deliver to the Vendor written forecasts (a "Forecast") specifying its best estimate of the quantity of each type of Additional Products and Services that the Owner and its Affiliates expects to purchase on a month to month basis during the twelve (12) months following the date of such Forecast (a "Forecast Period"). The Forecasts will be in a format mutually acceptable to the Parties; provided that the form of the first Forecast as set forth in Schedule 10 will at all times be deemed a form acceptable to both Parties.

                  7.6 Purchase Orders. (a) In order to be effective, all orders by the Owner for Additional Products and Services will be made by the Owner via Purchase Orders pursuant to the process described in Exhibit K, which such Exhibit K may be amended from time to time by the mutual agreement of the Parties (provided that fully executed Change Orders approved by the Owner prior to May 8, 1998 will remain valid); provided that with respect to BTS(s), Growth Cabinets and all associated Equipment and Software the Vendor's delivery to the FOB Point will be no more than seventy five (75) days after the date of receipt of such Purchase Order, unless the Purchase Order as submitted by the Owner specifies a longer period. Purchase Orders for MSC(s) will specify the type and quantity of MSC(s) to be delivered by the Vendor to the Designated Switch Site(s) and will be accompanied by an Approved CIQ(s); provided that, notwithstanding the Vendor's failure to accept, approve or return the applicable CIQ, the Vendor's delivery to such Designated Switch Sites will be no more than one hundred five (105) days from the date of receipt of the applicable Purchase Order for such MSC(s). Each Purchase Order will be submitted to the Vendor at Lucent Technologies Inc., Attention: David Widergren, 22 Tech Parkway, Suite 200, Norcross, Georgia 30092; Telephone: (770) 613-8060; Telecopy:
         (770) 613-8068, or any other designated location of the Vendor in the continental United States designated to the Owner in writing by the Vendor from time to time, and will be subject to the acknowledgement by the Vendor in writing to the designated authorized representative of the Owner within five (5) Business Days of receipt of Purchase Orders. Failure of the Vendor to acknowledge to the Owner in writing receipt of any Purchase Order shall be deemed to render any such Purchase Order acknowledged. To the extent that the Vendor is actually aware that any Purchase Order in any way contradicts or is not otherwise in conformance with the terms of this Contract, the Vendor agrees to promptly notify the Owner of any such contradiction or non-conformance as soon as possible upon becoming actually aware of such contradiction or non-conformance so that the Owner will have a reasonable opportunity to correct any such contradiction or non-conformance and, furthermore, to the extent reasonable under the circumstances the Vendor will endeavor to fulfill any such non-conforming Purchase Order ignoring any such non-conformity unless the Owner, after notification from the Vendor, will have expressly refused to accept the fulfillment of such Purchase Order with any such correcting modification.

                  (b) Except with respect to the first Forecast (and the next succeeding Forecast immediately following the first Forecast), in no event will the Vendor be required to accept an amount in any given month of a Forecast which is greater than one hundred -fifty percent (150%) of the average amount forecasted by the Owner for the three months immediately preceding the subject month.

                  (c) The Vendor will reasonably cooperate with the Owner, and/or any Person designated by the Owner for such purpose, (i) to utilize UPC stock control numbering and other bar-coding requirements relating to inventory processes and systems, and (ii) to develop processes and systems that will maximize delivery logistics. Metric targets will be defined by the mutual good faith agreement of the Parties for acceptable stock out percentages, delivery times and total logistics costs.

                  (d) Unless the Parties otherwise expressly agree in writing, each Purchase Order will be deemed to incorporate by reference all of the terms and conditions of this Contract. Should the terms of any Purchase Order conflict with the terms of this Contract, the terms of this Contract will govern unless the Parties expressly agree in writing (signed by a duly authorized representative of both Parties) to the contrary. This Contract will continue to apply to a Purchase Order pursuant to the terms of this Contract until all obligations herein and thereunder are performed.

                  7.7 Cancellation of Additional Products and Services. During the Term, the Owner will have the right, but not the obligation, at any time to cancel, in whole or in part, any Purchase Order respecting Additional Products and Services made pursuant to the terms of this Contract upon advance written notice to the Vendor. In the event of a cancellation permitted hereunder, the Owner will pay to the Vendor order cancellation charges in accordance with, and pursuant to, the terms of Schedule 11A.

                  7.8 Delivery of Additional Products. All deliveries of Additional Products will be made to the FOB Point and/or the Designated Switch Site, as the case may be, at the Vendor's sole cost and expense. The Owner may request that the Vendor provide more extensive logistical and distribution capabilities to the Owner, which capabilities the Vendor will use its best commercial efforts to provide. If the Vendor agrees to provide such services, there may be, depending on the level and scope of such services, additional charges to the Owner on a per Additional Product basis. Any such charges will be mutually agreed upon by the Parties during negotiations between the Parties on the provision of any such additional logistical and distribution services beyond those outlined in this subsection.

                  7.9 Purchase Order Deferral. The Owner may defer (without payment or penalty of any kind whatsoever) upon written notice provided to the Vendor at least thirty (30) days prior to the actual shipment therefor, all of or any portion of any then outstanding Purchase Order (on a one time basis only with respect to each Purchase Order) for a period not less than thirty (30) days and not in excess of sixty (60) days beyond the date originally scheduled for the delivery thereof by the Vendor; provided that in no event will the Owner be entitled hereunder to defer shipment of more than fifty (50) BTSs and/or Growth Cabinets, as the case may be, at any one time.

         7.    Amendments to Section 8.

               Subsection 8.1 is hereby amended by making it 8.1(a) and by adding the following as 8.1(b) immediately thereafter:

                  "(b) The Vendor will Install and Integrate those BTS and Growth Cabinet Additional Products for which Optional Additional Services are ordered by the Owner, pursuant to the requirements of Exhibit B4. The Owner will be responsible for the Installation and Integration of all other BTS and Growth Cabinet Additional Products for which such Optional Additional Services are not ordered by the Owner. The Vendor will be responsible for and will perform the full Installation and Integration of MSC Additional Products in accordance with Exhibit B4."

         8.     Amendments to Section 9.

               (a) Subsection 9.1 is hereby amended by making it subsection 9.1(a) and adding the following subsection 9.1(b) immediately thereafter:

                  "(b) Notwithstanding anything contained in subsection 9.1(a) above to the contrary, the Vendor must carry out the Additional Services Acceptance Tests on Additional Products and Services as specified in the Testing Exhibits."

               (b) Subsection 9.2 is hereby amended by deleting it in its entirety and replacing it with the following subsection 9.2:

                  "9.2 Costs and Expenses. The costs and expenses of Acceptance Tests will be borne by the Vendor, and the Owner will not be charged or invoiced for such costs and expenses. If the Acceptance Tests performed by the Vendor on each Product and Service are not satisfied in accordance with the relevant requirements of Exhibit B3, Exhibit F and/or the Testing Exhibits, as the case may be, or are otherwise inconclusive in the reasonable judgment of the Owner, the Owner will have the right to order further Acceptance Tests at the sole cost and expense of the Vendor."

         9.     Amendments to Section 12.

               (a) Subsection 12.1 is hereby amended by making it subsection 12.1(a) and adding the following subsection 12.1(b) immediately after subsection 12.1(a):

               "(b) Notwithstanding anything contained in subsection 12.1(a) to the contrary, the Vendor understands and agrees that the Software release management requirements set forth in Exhibit J are material to the operation of the System and to the Owner's business. The Vendor will provide all Software Upgrades, Software Enhancements and

                  Software Combined Releases pursuant to and in accordance with the requirements set forth in Exhibits C, C1 and J. Without in any way limiting the foregoing, Software Upgrades must be provided to the Owner by the Vendor at no charge (other than the Owner's payment of the Annual Release Maintenance Fees pursuant to subsection 12.1(a)) to the Owner for the entire Term of this Contract. In the event the Vendor at any time issues a Software Combined Release to such Software, the Software Combined Release will be provided at the prices for Software features set forth on Schedule 2A. The Vendor will at all times take all reasonable measures to ensure that the Products and Services will not introduce or release any virus or other software contaminant into any part of the Nationwide Network."

               (b) Subsection 12.3 is hereby amended by deleting it in its entirety and replacing it with the following subsections 12.3(a) and (b):

               "12.3 Software Installation, Testing and Maintenance. (a) The installation and testing of the Software associated with Initial Products by the Vendor and the acceptance thereof by the Owner will be performed in accordance with the criteria set forth in Exhibit B3.

                  (b) Subject to clause (c) below and subsection 12.3.1, the installation and testing of the Software associated with Additional Products by the Vendor and the acceptance thereof by the Owner will be performed in accordance with the criteria of the relevant Specifications including, but not limited to, the requirements set forth in Exhibits B3, B4, C, C1 and J.

                  (c) Notwithstanding anything contained herein to the contrary, the Optional Features Software Releases and the WIN Software Releases will, to the extent applicable, conform to the requirements set forth in Exhibits C and C1. The installation and testing of the Optional Features Software Releases and the WIN Software Releases will be performed by the Vendor in accordance with the requirements set forth in Exhibits C, C1 and J. Acceptance of each Optional Features Software Release and each WIN Software Release by the Owner will be subject to the terms of subsection 12.3.1."

               (c) Section 12 is hereby further amended by adding the following subsection 12.3.1 immediately after subsection 12.3:

                  "12.3.1 Optional Features Software Releases and WIN Software Releases Acceptance. (a) The Owner and the Vendor agree that acceptance testing for each Optional Features Software Release and/or WIN Software Release, as the case may be, will commence no later than ten (10) Business Days after the Vendor's delivery of such Optional Features
         Software Release or WIN Software Release, as the case may be, to the Owner's Test-bed Laboratory in accordance with Exhibit C and/or C1. The Vendor will install all such Optional Features Releases and WIN Software Releases into the Owner's Test-Bed Laboratory on the dates set forth in Exhibit C and/or C1 for each such Optional

                  Features Software Release and WIN Software Release, as applicable. The period for acceptance testing pursuant to this subsection 12.3.1 will run for no longer than the thirty (30) day period after commencement of acceptance testing. The Owner will accept or reject each such Optional Features Software Release or WIN Software Release, as the case may be, within such thirty (30) day period unless the Parties mutually agree that the Optional Features Software Release or WIN Software Release, as the case may be, has met the acceptance tests prior thereto. If the Owner does not provide a notice of rejection, then the Optional Features Software Release or the WIN Software Release, as the case may be, will be deemed to have been accepted at the end of the thirty (30) day acceptance period; provided that any such acceptance will in no way limit the Vendor's warranty or any other obligations under the Contract. If prior to Owner acceptance, the Owner notifies the Vendor of a Defect or Deficiency in the Optional Features Software Release or the WIN Software Release, as the case may be, then the thirty (30) day acceptance period will be extended day-for-day until the Vendor has corrected such Defect or Deficiency.

                  (b) Minor defects and deficiencies not affecting the operational use of any part of such Optional Features Software Release or WIN Software Release, as the case may be, shall not give rise to withholding acceptance, provided that the Vendor undertakes to remedy such defects and shortcomings as soon as reasonably possible."

               (d) Subsection 12.4 is hereby amended by deleting it in its entirety and replacing it with the following subsection 12.4:

                  "12.4 Software Fixes. In the event that any Software Upgrade, Software Enhancement or Software Combined Release supplied by the Vendor during the Term of this Contract has the effect of preventing the System and/or any PCS System and/or any PCS Sub-System, as the case may be, or any part thereof from satisfying, or performing in accordance with the Specifications, the System Standards and/or Exhibit F or otherwise adversely affects the functionality or features of the System, any PCS System, any PCS Sub-System or any part thereof, then the Vendor will promptly retrofit or take such other corrective action (including the Installation of any additional Equipment, at the Vendor's sole cost and expense) as may be necessary to assure that the System, any such PCS System, any such PCS Sub-System or any such affected part thereof, as modified to include each such Software Upgrade, Software Enhancement or Software Combined Release, will satisfy, and perform in accordance with, the Specifications, the System Standards and/or Exhibit F and restore all pre-existing functionality and features, in each case without any cost or expense to the Owner (other than payment of the applicable Annual Release Maintenance Fees pursuant to the terms of this Contract). Notwithstanding anything contained in this subsection 12.4 to the contrary, the Owner will be responsible for the cost of any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by any new Software feature contained in any such Software Enhancement or Software Combined Release."

         10.   Amendments to Section 13.

               Subsection 13.3 is hereby amended by making it subsection 13.3(a) and adding the following subsection 13.3(b) thereafter:

                  "(b) Notwithstanding anything contained in subsection 13.3(a) above, the testing of the Equipment associated with the Additional Products by the Vendor and the acceptance thereof by the Owner must be performed in accordance with Exhibit B4, Exhibit D and the relevant Specifications."

         11.   Amendments to Section 15.

          Section 15 is hereby amended by adding the following subsection 15.11 immediately after subsection 15.10:

          "15.11 Additional Products and Services Delay. (a) Failure of the Vendor to deliver the Additional Products subject to a Purchase Order on or before the date scheduled therefor pursuant to the terms of this Contract and/or the relevant Purchase Order will result in the Vendor owing the Owner an amount in purchase credits equal to [ ] of the value of the delayed portion of any such Purchase Order divided by thirty (30) days per day commencing on the date originally scheduled for such delivery and continuing for a period of thirty (30) days for a maximum amount of [ ] of the value of such late Purchase Order. Notwithstanding anything herein to the contrary, on the thirtieth day after the original date scheduled for the delivery of any such late portion of any such Purchase Order, the Owner will be entitled, in its sole and absolute discretion, to cancel any such late portion of any Purchase Order without payment or penalty of any kind. If the Owner chooses not to so cancel such late portion of such Purchase Order, the Vendor will, at its sole cost and expense, ship the affected Additional Products to the Owner's designated location by same day or overnight shipping or by any other expedited means reasonably acceptable to the Owner.

                  (b) Failure of the Vendor to properly and timely Commission the Additional Products subject to a Purchase Order pursuant to the requirements of Exhibit B4 will result in the Vendor being obligated to pay in purchase credits to the Owner an amount equal to [ ] of the value of the late Commissioning divided by thirty (30) days per day for a period not in excess of thirty (30) days for failure of the Vendor to complete such Commissioning on the date originally scheduled therefor. Notwithstanding the above, in no event will the Vendor be obligated to incur late fees under this subsection 15.11(b)) for late Commissioning with respect to Purchase Orders that have been deferred by the Owner pursuant to the terms of subsection 7.9.

                  (c) Failure of the Vendor to properly and timely Optimize the Additional Products subject to a Purchase Order pursuant to the requirements of Exhibit B5 will result in the Vendor being obligated to pay in purchase credits to the Owner an amount equal to [ ] of the value of the late Optimization divided by thirty (30)
                  days per day for a period not in excess of thirty (30) days for failure of the Vendor to complete such Optimization on the date originally scheduled therefor. Notwithstanding the above, in no event will the Vendor be obligated to pay late fees under this subsection 15.11(c) with respect to Purchase Orders that have been deferred by the Owner pursuant to the terms of subsection 7.9.

                  (d) Except as otherwise provided in this subsection 15.11, late fees payable under or pursuant to subsection 15.11 will be accrued during the applicable cure periods, if any, and offset against payments otherwise due to the Vendor. The Vendor will not be liable for any late fees pursuant to this Section 15 for a Vendor delay caused directly and solely by (i) a Force Majeure event pursuant to Section 16 or (ii) the direct and explicit act or omission of the Owner, its agents, subcontractors or any other vendor."

         12.   Amendments to Section 17.

               (a) Subsections 17.1(a) and (b) are hereby amended by deleting them in their entirety and replacing them with the following subsection 17.1:

                  "17.1 Product Warranty. The Vendor warrants that, for a period which is the greater of (i) two (2) years from and after September 1, 1998 and (ii) two (2) years from and after the date of delivery of such Products to the applicable FOB Point or the Designated Switch Site, as the case may be (the "Product Warranty Period"), all Products and the Installation and Integration thereof within such PCS System or PCS Sub-System, as the case may be, will materially conform with and perform the functions set forth in the relevant Specifications and the relevant performance criteria set forth in Exhibits C, C1 and D, to the extent applicable, and will be free from Defects and Deficiencies in material or workmanship which impair service to subscribers, system performance, billing, administration and/or maintenance. In the case of Software, the Product Warranty Period applicable to any such Software will be automatically extended for an additional one (1) year upon, and simultaneous with, any Software Upgrade pursuant to the terms of
         Section 12. The Vendor will assign to the Owner all outstanding Subcontractor warranties attributable to Non-Essential Equipment at such time that the Vendor's warranty on such Non-Essential Equipment pursuant to this subsection 17.1 expires pursuant to and in accordance with the Product Warranty Period applicable to such Item of Non-Essential Equipment. The Warranty Period for a PCS Product or part thereof repaired or provided as a replacement under this Product warranty is six (6) months or the unexpired term of the new Product Warranty Period applicable to the repaired or replaced PCS Product or part, whichever is longer."

               (b) Subsection 17.2 is hereby amended by deleting it in its entirety and replacing it with the following subsection 17.2:

                  "17.2 Services Warranty (a) The Vendor warrants that, for a period of two (2) years commencing on the date of the Final Acceptance of the applicable PCS System or

                  PCS Sub-System, as the case may be (the "RF Services Warranty Period"), the Final Site Count within and the Final RF Design applicable to such PCS System or PCS Sub-System, as the case may be, will be accurate based upon the environmental circumstances in such PCS System or PCS Sub-System, as the case may be, as they existed at the time of the Final Acceptance of such PCS System or PCS Sub-System, as the case may be, provided that the projections of subscriber growth, traffic and other predictive data, including all applicable standards as identified in Exhibits B1, D and H, upon which the Final Site Count and Final RF Design have been determined, have not been materially exceeded or the applicable and relevant industry standards have not materially changed; and provided further that in no event will the RF Engineering warranty pursuant to this subsection 17.2(a) cover or warrant items or performance otherwise covered or warranted pursuant to subsection 17.3 below.

                  (b) The Vendor warrants that, for a period which is the greater of (i) two (2) years from and after September 1, 1998 and (ii) two (2) years from and after the Specification compliant completion of any such Facilities Preparation Services (the "Facilities Preparation Services Warranty Period" and collectively with the RF Services Warranty Period and all other Service warranty periods, the "Services Warranty Periods"), such Facilities Preparation Services will be (A) operational in accordance with the relevant Specifications, (B) in compliance with all material Applicable Laws and material Applicable Permits in effect at the time of the completion of such Facilities Preparation Services in such PCS System or PCS Sub-System, as the case may be, and (C) free from Defects or Deficiencies.

                  (c) Notwithstanding anything contained herein to the contrary, the Vendor warrants that, for a period which is the greater of (i) two
         (2) years from and after September 1, 1998 and (ii) two (2) years from and after the completion of each other Service provided by the Vendor hereunder, such Service will be (A) operational in accordance with the relevant Specifications, (B) in compliance with all material Applicable Laws and material Applicable Permits in effect at the time of the completion of such Additional Service in such PCS System or PCS Sub-System, as the case may be, and (C) free from Defects or Deficiencies."

               (c) Subsection 17.3 is hereby amended by deleting it in its entirety and replacing it with the following subsection 17.3:

                  "17.3 System Warranty. The Vendor warrants that, for a period ending three (3) years from the Final Acceptance of the last PCS System within the Initial System (the "System Warranty Period"), the ongoing performance of each PCS System and PCS Sub-System together with all other PCS Systems and PCS Sub-Systems within the System will conform with and perform to the performance criteria set forth in Exhibit F as of the date of the Final Acceptance of such PCS System based on the circumstances within such PCS System on such date; provided, however, that any apparent breach of the Vendor's obligations under this subsection 17.3 which the Vendor demonstrates conclusively is due to the Installation, Integration, Commissioning and/or Optimization of Additional Products by someone other than the Vendor or any Subcontractors shall be deemed not to be a breach of the Vendor's obligations hereunder. The System warranty pursuant to this subsection
         17.3 will be limited to the extent that the projections of subscriber growth, traffic and other predictive data, including all applicable standards as identified in Exhibits B1, D and H, upon which the Final Site Count and Final RF Design have been determined, have not been materially exceeded or the applicable and relevant industry standards have not materially changed."

               (d)  Subsection  17.5 is hereby  amended by  changing  subsection
17.5(c)  to  subsection   17.5(c)(i)   and  adding  the   following   subsection
17.5(c)(ii):

                  "(ii) In the event of a breach of the warranties in Section 17 respecting Additional, Products which will be cured with the installation of other or further Additional Products, the Vendor will provide such Additional Products, together with related transportation, Installation, Integration, Commissioning and Optimization Services, as are reasonably required to remedy the shortfall, at no cost or expense to the Owner."

               (e)   Subsection   17.7.4  is  amended  by   deleting   the  word
"Interoperability" in the third line of such subsection and replacing it with the word "interoperability."

               (f) Section 17 is hereby amended by adding the following subsection 17.11 immediately after the current subsection 17.12, re-numbering the existing subsection 17.11 as subsection "17.12":

                  "17.11 Year 2000 Compliance Warranty. (a) Until the later of December 31, 2002 or three (3) years after the delivery of any applicable Product, the Vendor represents and warrants that any Products delivered by the Vendor to the Owner under this Contract are designed to be used prior to, during, and after the calendar year 2000 A.D., and that such Products will operate during each such time period without any material performance affecting error relating to date data and date-dependent data, specifically including any material performance affecting error relating to, or the product of, date data which represents or references different centuries or more than one century. Notwithstanding anything contained herein to the contrary, the extension of the applicable Software warranties pursuant to the terms of subsection 17.1 will also extend the term of the Vendor's obligations under this subsection 17.11 with respect to any such Software, as to which any such subsection 17.1 Software warranty is so extended.

                  (b) Without limiting the generality of the foregoing the Vendor further represents and warrants:

                        (i) That each Product will not abnormally end or provide invalid or incorrect results which have a material performance-affecting impact as a result of date data,specifically including date data which represents or references different centuries or more than one century;

                        (ii) That each Product has been designed to ensure date data century recognition, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century; and

                        (iii)   That   each   Product    includes   "Year   2000
         Capabilities." For the purposes of this Contract, "Year 2000 Capabilities" means each Product manages and manipulates data involving dates, including single century formulas and multi-century formulas, and will not cause an abnormally ending scenario within the application or generate material performance-affecting incorrect values or invalid results involving such dates.

                  (c) At the Owner's request and upon reasonable notice, the Vendor will provide written evidence reasonably sufficient to demonstrate adequate testing and conversion of each Product to meet the foregoing requirements."

         13.   Amendments to Section 22.

               (a) Subsection 22.1 is hereby amended by deleting it in its entirety and replacing it with the following subsection 22.1:

                  "22.1 Title. Free and clear title to each Product (other than licensed Software hereunder, which will be deemed licensed pursuant to the terms of this Contract upon delivery) will pass to the Owner upon delivery thereof by the Vendor to the System Element Location to which each such Item belongs or, with respect to Additional Products, to the designated FOB Point to which the delivery of each such Item has been designated, as the case may be; provided that with respect to MSCs and associated Equipment and Software free and clear title to each such MSC and Item of associated Equipment and Software will only pass from the Vendor to the Owner upon delivery to the applicable Designated Switch Site. Prior to acquiring title to the Products, the Owner will not cause or permit any such Products to be sold, leased or subjected to a lien or other encumbrance."

               (b) Subsection 22.2 is hereby amended by deleting it in its entirety and replacing it with the following subsection 22.2:

                  "22.2 Risk of Loss. Risk of loss of any Initial Products furnished to the Owner in connection with this Contract will pass from the Vendor to the Owner upon the completion of the installation by the Vendor of any PCS Product or at the completion of installation of any other Product each at the appropriate System Element Location within the given PCS System and/or PCS Sub-System; provided, however, that the Owner will assume the risk of loss prior to such installation by the Vendor for any such Initial Products damaged due to the gross negligence or willful misconduct of the Owner. Risk of loss of any Additional Products furnished to the Owner in connection with this

                  Contract will pass from the Vendor to the Owner upon the delivery to the designated FOB Point or Designated Switch Site, as the case may be. Until such time as risk passes to the Owner, the Vendor will, at its sole cost and expense, remedy, repair and replace all physical damage, loss or injury to such property."

         14.   Amendments to Section 26.

               Subsection 26.1 is hereby amended by deleting it in its entirety and replacing it with the following subsection 26.1 (provided that with respect to any MFC Certificates provided or to be provided to the Owner on or before the effective date of this Amendment, any such MFC Certificates and the Vendor's obligations in respect thereof will be governed by the terms of such subsection
26.1 as they existed immediately prior to the effective date of this Amendment):

                  "26.1 Most Favored Customer. (a) The Owner will be deemed one of the Vendor's most important and favored Customers and will always receive priority in terms of availability and quantity of MFC Deliverables no less favorable than any other Customer of the Vendor and in any event always in accordance with the terms of this Contract. Subject to subsections 26(b) and (c) below, the Vendor guarantees that at any time during the Term, the Owner will receive Net Prices (as determined pursuant to Schedules 2, 2A, 3 and 3A and taking into account any price incentives, discounts and any purchase credits over the Term of the Contract) for MFC Deliverables that are equal to or better than those charged to any other of the Vendor's Customers (other than Affiliates) for the use of same or similar deliverables within the United States who are involved in transactions and/or arrangements of similar or lesser volumes (for the purposes hereof, the Owner's volume will always be deemed to be at least the level of the Initial Commitment plus the Additional Product Commitment hereunder and any more PCS Products, Services and/or Engineering ordered at such time during the Term of this Contract). Equipment Enhancements must be provided to the Owner by the Vendor, if requested by the Owner, and the Owner is obligated to make payment therefor in an amount that is no higher than that payable by any Customer other than the Owner, which amount of payment will be adjusted as set forth in subsections 7.2, 8.4 and this Section 26.1.

                  (b) The Vendor will not be deemed to be in  violation  of this
         Section 26 in the event that the Vendor grants a price concession to any Customer for a specific MFC Deliverable specifically in connection with the resolution of a specific contractual dispute or threatened or actual litigation with such Customer which results in a Net Price for that MFC Deliverable lower than the Net Price provided to the Owner. The Vendor will also not be deemed to be in violation of this Section 26 in connection with (i) Vendor sales of MFC Deliverables to a United States government entity purchasing MFC Deliverables for government use, (ii) Vendor sales of used and/or refurbished MFC Deliverables, or
         (iii) Vendor sales of MFC Deliverables that are subject to a notice of discontinued availability, provided that the Owner has been given written notice and the opportunity to purchase a reasonable allocation of such discontinued MFC Deliverables at a Net Price less than or equal to such Customer's Net Price for such MFC Deliverables.

                  (c) For the purposes of determining the Vendor's prices for MSC(s) sold to Customer(s) the pricing of BTSs and/or Growth Cabinets, if any, sold to such Customer(s) under the same contract with such MSC(s) may be referenced in determining the actual pricing of such MSC(s). The following example shall instruct the application of the immediately preceding sentence: If the Vendor is selling BTSs to the Owner at $100 per BTS and MSCs at $450 per MSC and the Vendor proceeds to sell to a Customer 5 BTSs at $150 per BTS and 1 MSC at $300, then in determining whether the Vendor has violated the terms of subsection 26.1(a), the $50 per BTS charged to the Customer in excess of the price charged to the Owner may be added to the price to the Customer of the MSC (i.e., $300 plus (5 x $50) = $550). In such case the price deemed to have been actually paid by the Customer under this example is $100 in excess of the Owner's MSC price and, therefore, not in violation of the terms of subsection 26.1(a).

                  With respect to BTS and Growth Cabinets sold under the same contract to any other Customer, the Vendor, in connection with determining its compliance with subsection 26.1(a), may reference the pricing of Growth Cabinets with respect to BTSs and BTSs with respect to Growth Cabinets whenever the pricing of one such Product is used by the Vendor to subsidize and/or reduce the pricing of the other such Product. The following example shall instruct the application of the immediately preceding sentence: If the Vendor is selling BTSs to the Owner at $100 per BTS and Growth Cabinets at $50 per Growth Cabinet and the Vendor proceeds to sell to a Customer 10 BTSs at $75 per BTS and 5 Growth Cabinets at $100 per Growth Cabinet, then, in determining whether the Vendor has violated the terms of subsection 26.1(a), the $50 per Growth Cabinet charged to the Customer in excess of the price charged to the Owner may be added to the price to the Customer of the BTSs (i.e., ($75 x 10) plus ($100 x 5) = $1,250). In such case, the price deemed to have been actually paid by the Customer under this example is equal to the Owner's BTS and Growth Cabinet combined pricing for the same quantity of BTSs and Growth Cabinets and, therefore, not in violation of the terms of subsection 26.1(a).

                  With respect to BTSs and Optional Additional Services (or services similar thereto) sold under the same contract to any other Customer, the Vendor, in connection with determining its compliance with subsection 26.1(a), may reference the pricing of such services with respect to BTSs whenever the pricing of any such services is used by the Vendor to subsidize and/or reduce the pricing of such BTSs. The following example shall instruct the application of the immediately preceding sentence: If the Vendor is selling BTSs to the Owner at $100 per BTS and Optional Additional Services for such BTSs at $10 for such similar services (on a per BTS basis) and the Vendor proceeds to sell to a Customer 10 BTSs at $90 per BTS and services for such BTSs at $20 per each such BTS, then, in determining whether the Vendor has violated the terms of subsection 26.1(a), the $10 per BTS services charged to the Customer in excess of the price charged to the Owner may be added to the price to the Customer of the BTSs (i.e., ($90 x 10) plus ($20 x 10) = $1,100). In such case, the price deemed to have been actually paid by the Customer under this example is equal to the Owner's BTS and Optional Additional Services combined pricing for the same amount of BTSs and services and, therefore, not in violation of the terms of subsection 26.1(a).

                  In determining whether the Vendor is in compliance with the terms of this Section 26 in connection with the sale of MFC Deliverables to Customers which have granted the Vendor firm contractual commitments as to the then present and future exclusive purchase and use of the Vendor's PCS CDMA products in all of such Customer's PCS markets, the Vendor will be entitled for the purposes hereof to deem the Net Prices charged to such Customer to be up to 10% higher than the Net Prices actually charged to such Customer.

                  (d) In the event that a Net Price charged to any other of the Vendor's Customers for any MFC Deliverable(s) is lower than the Net Price previously charged to the Owner for such MFC Deliverable(s), the Owner is entitled to receive the benefit of such lower Net Price with respect to any MFC Deliverable(s) invoiced to but not yet paid for by the Owner from and after the time such lower Net Price was first provided to such other Customer. In addition, such lower Net Price shall be applied to all subsequent purchases of such MFC Deliverable(s) by the Owner during the remainder of the Term (subject to future reductions pursuant to this Section 26).

                  (e) All invoices for MFC Deliverable(s) to which a lower Net Price is applied pursuant to this Section 26 will be reissued by the Vendor within thirty (30) days after notification is sent to the Owner. The reissued invoice must indicate the difference between the Net Price originally invoiced to the Owner and the reduced Net Price, together with all applicable sales or other tax reductions attributable to the price reduction. The reduction in Net Price made in accordance with this Section 26 shall be reflected on all future invoices issued by the Vendor to the Owner (subject to future reductions pursuant to this Section 26). If the Owner has paid invoice(s) that would otherwise be required to be reissued hereunder, then at the Owner's option, the Vendor will credit the Owner's account with the Vendor, or make a payment to the Owner, in either case in an amount equal to the aggregate amount of the difference between the Net Price paid by the Owner for each affected MFC Deliverable and the reduced Net Price paid or charged to such other Customer for each such MFC Deliverable.

                  (f) On an annual basis throughout the Term of this Contract commencing on January 1, 1998 the Vendor will be required to audit its offering of all MFC Deliverables provided to the then-existing ten (10) largest of its Customers (other than Affiliates and based on volume purchased or to be purchased) in the preceding calendar year and deliver to the Owner a certification (the "MFC Certificate") signed by an authorized officer or the Vendor certifying that this Section 26 has been adhered to and identifying what, if any, Net Price(s) charged to the Owner have been or should be decreased as a result of compliance with this Section 26. The MFC Certificate will be provided to the Owner within sixty (60) days after the close of each calendar year. If after discussion with the Vendor concerning the accuracy of the MFC Certificate the Owner reasonably believes that such MFC Certificate may in fact not be accurate, the Owner shall be entitled to have the Vendor's compliance with this Section 26 verified by an Independent Auditor chosen by the Owner. The costs of any such Independent Auditor will be borne by the Party whose position, upon final determination pursuant to the terms of this subsection 26.1(f), is not supported by such Independent Auditor. The Independent Auditor will be required to complete its report pursuant to the terms hereof within sixty (60) days from the date of notice from the Owner to the Independent Auditor. The Owner understands and agrees that the Independent Auditor will, at the Vendor's request, be subject to reasonable confidentiality restrictions with respect to the Vendor's product and service pricing information and will only have access to such Vendor product and service pricing information as is reasonably necessary for the Independent Auditor to make a determination of the Vendor's compliance or non-compliance under this Section 26. Any information received by the Independent Auditor during any such audit will only be shared with the Owner to the extent reasonably necessary to verify or document the Independent Auditor's conclusions pursuant to any such audit. Any findings of any such Independent Auditor will be subject to the arbitration and litigation provisions of subsection 23.2 without first being subject to the prior management dispute resolution provisions of subsection 23.1. The Parties agree that the findings of any such Independent Auditor will be admissible as evidence in any such arbitration and/or litigation."

         15.   Amendments to Schedules.

               (a) The  Contract  is  hereby  amended  by  adding  the  attached
Schedule 2A after Schedule 2.

               (b) The  Contract  is  hereby  amended  by  adding  the  attached
Schedule 3A after Schedule 3.

               (c) The  Contract  is hereby  amended by  deleting  the  existing
Schedule 10 in its entirety and replacing it with the attached Schedule 10.

               (d) The  Contract  is  hereby  amended  by  adding  the  attached
Schedule 11A after Schedule 11 and incorporating such Schedule 11A with and into
Schedule 11 and further making it a part thereof.

               (e) The Contract is hereby amended by deleting the existing Schedules 12A and 12B in their entirety and replacing them with the attached Schedules 12A, 12B, 12C and 12D, all of which collectively may be referred to as
Schedule 12.

               (f) The  Contract  is hereby  amended by  deleting  the  existing
Schedule 13 in its entirety and replacing it with the attached Schedule 13.

         16.   Amendments to Exhibits.

               (a) The Contract is hereby amended by adding the attached Exhibit B4 and Exhibit B5 after Exhibit B3.

               (b) The Contract is hereby amended by adding the attached Exhibit C1 after Exhibit C and incorporating such Exhibit C1 with and into Exhibit C and further making it a part thereof.

               (c) The Contract is hereby amended by deleting the existing Exhibit D in its entirety and replacing it with the attached Exhibit D.

               (d) The Contract is hereby amended by deleting the existing Exhibit G in its entirety and replacing it with the attached Exhibits G1, G2 and G3.

               (e) The Contract is hereby amended by adding the attached Exhibit J after Exhibit I.

               (f) The Contract is hereby amended by adding the attached Exhibit K after Exhibit J.

         17.   Amendments to Appendices.

               (a) The Contract is hereby amended by adding the attached Appendix B1 after Appendix B.

               (b) The Contract is hereby amended by deleting the existing Appendices F, I, O and T. All references to the pricing of any Products previously listed in Appendix F, I, O or T will be contained exclusively on
Schedule 2A or Schedule 3A, as the case may be.

               (c) The Contract is hereby amended by adding the attached Appendix L1 after Appendix L.

         18.   Cross References.

               All references in the Contract to Section and subsection numbers will, to the extent necessary, be deemed amended accordingly to reflect the changes made by this Amendment.

         19.   OTHER AMENDMENTS.

               EXCEPT AS EXPRESSLY AMENDED, MODIFIED AND SUPPLEMENTED HEREBY, THE PROVISIONS OF THE CONTRACT ARE AND WILL REMAIN IN FULL FORCE AND EFFECT AND NOTHING IN THIS AMENDMENT WILL BE CONSTRUED AS A WAIVER OF ANY OF THE RIGHTS OR OBLIGATIONS OF THE PARTIES UNDER THE CONTRACT.

         20.   GOVERNING LAW.

               THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO THE LAWS AND PRINCIPLES THEREOF WHICH WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         21.   Descriptive Headings.

               Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

         22.   Counterparts.

               This  Amendment  may be executed by one or more of the Parties to the Contract on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                                     * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be signed by their duly authorized representatives on the date first above written.



                      SPRINT SPECTRUM EQUIPMENT COMPANY, L.P., as the Owner

                      By:/s/ Keith D. Paglusch
                         Name:  Keith D. Paglusch
                         Title: Senior Vice President, Technical Services &
                                Network Operations




                      LUCENT TECHNOLOGIES INC.,
                      as the Vendor

                      By: /s/William K. Nelson
                          Name:  William K. Nelson
                          Title: Sprint PCS - Vice President

                                                                     SCHEDULE 2A
                                                                  PRODUCT PRICES

Prices for Additional Products and Services throughout the Term will in no event be higher than the prices set forth herein and or on Schedule 3A, as applicable.

The Vendor will  provide to the Owner a  $[      ]credit which can be used to
purchase the Vendor's CDMA BTSs, MSCs or Services associated with CDMA BTSs or MSCs at any time during the Term of the Contract.

1)    Base Station Model

                                                             Discounted
     1.a.    Base  3 Sector Model - High Power                Price
              Includes:
                3 Sector Primary Cabinet - 16W                  $[
                3 - ECUs                                        $
                Initial Operating Software                      $
                      Total Discounted Price                    $
                      less  discount                            $
                       Net Base Model Price                     $         ]


              - Components added to this base model will be priced according to the "Unit Price After All Discounts" column in Section 2 of this
              Schedule 2A.

     1.b    Additional Recommended Hardware & Power        Quantity       Price

                3 Sector - Full Duplexer Option -
                    ordered with Primary Cabinet.            1             $[
                CSU (Channel Service Unit)                   1             $
                CRTU (CDMA Radio Test Unit)                  1             $
                Compact - Cable Cover Assembly               1             $
                Low Gain GPS Antenna & Hardware Kit          1             $
                Indoor/Outdoor Mounting Hardware Kits
                    (One per cabinet)                        2             $
                Outdoor Weatherproof Kit                     1             $
                Antenna Jumper Cables                        6             $

                66EC - Outdoor Primary Power Cabinet
                     (with 8 batteries)                      1             $
                                                                     -
                             Total Additional Hardware                 $      ]

      1.c      Additional Services**

          Services Suite I (See Schedule 3A for individual  component  pricing.)

          Includes  Bolt-down,  Commissioning,   Integration,
           and Local Transportation of primary and power cabinets       1  $[


       Total of BTS Model with Recommended Hardware, Power and Services    $   ]

              ** Optimization Pricing not included (refer to Schedule 3A)

      1.d      Base 2 Sector Model - High Power

                                                         Discounted
                                                         Price
      2 Sector Primary Cabinet - 16W                     $[
      2 - ECUs                                           $
      Initial Operating Software                         $
                             Total Discounted Price      $
                             less  discount              $
                             Net Base Model Price        $        ]

              - Components added to this base model will be priced according to the "Unit Price After All Discounts" column in Section 2 of this schedule 2A.



      1.e.   Base OMNI Model - High Power (Not Upgradable to Multi Sector)
                                                            Discounted
                                                            Price
       OMNI Primary Cabinet - 16W                            $[
       Initial Operating Software                            $
                              Total Discounted Price         $
                              less  discount                 $
                              Net Base Model Price           $        ]

              - Components added to this base model will be priced according to the "Unit Price After All Discounts" column in Section 2 of this schedule 2A.

                                                               Discounted
      1.f.      Base CATV Model - 3 Sector Simplex - A Band     Price

                                3 Sector Primary Cabinet        $[
                                3 - ECUs                        $
                                Initial Operating Software      $
                                    less  discount              $
                                    Net Base Model Price        $        ]

              - Components added to this base model will be priced according to the "Unit Price After All Discounts" in Section 2 of this schedule 2A.

              - CATV Minicells must be forecasted 6 months in advance of an order being placed after July 1998.

              - CATV Minicells are only available for A band markets.

              - The price and delivery interval for CATV minicells for B band markets will be quoted as needed.

                                                           Unit Price
                                                           After All
                                                           Discounts
                   3 Sector Primary - Outdoor 8W              $[
                   3 Sector - Full Duplexer Option -
                     ordered with Primary Cabinet.            $
                   2 Sector Primary 8W                        $
                   2 Sector - Full Duplexer Option -
                     ordered w/ Primary Cab.                  $

                   OMNI Primary - 8W                          $
                   OMNI - Full Duplexer Option -
                     Ordered w/ primary OMNI                  $      ]

                   Growth Cabinets used on all System Element Facilities ordered prior to January 1, 1998. (Refer to Schedule 13 for a listing of these System Element Facilities)
                      3 Sector - 2nd or 3rd Carrier Growth Cabinet - 16W  $[
                      6 Sector CATV Growth Cabinet (A Band Only)          $
                      2 Sector - 2nd or 3rd Carrier Growth Cabinet - 8W   $
                      2 Sector - 2nd or 3rd Carrier Growth Cabinet - 16W  $   ]

                   Growth Cabinets used on all System Element Facilities ordered on or after January 1, 1998. (Sites not listed on Schedule 13.)
                      3 Sector - 2nd or 3rd Carrier Growth Cabinet - 8W   $[
                      3 Sector - 2nd or 3rd Carrier Growth Cabinet - 16W  $
                      6 Sector CATV Growth Cabinet (A Band Only)          $
                      2 Sector - 2nd or 3rd Carrier Growth Cabinet - 8W   $
                      2 Sector - 2nd or 3rd Carrier Growth Cabinet - 16W  $    ]

                   Simplex Filter  (Price / sector when ordered with 3rd carrier growth cabinet. $ Also required on 2nd Carrier growth cabinet where primary is not full duplex.

                   3-Duplexer Filter Upgrade Kit            $[
                   6-Duplexer Filter Upgrade Kit            $

                   ECU (Expanded Channel Unit)              $
                   CSU (Channel Service Unit)               $
                   CRTU (CDMA Radio Test Unit)              $

                   IOS (Initial Operating System)
                     Software Fee                           $

                   High Power CTU Option - 3 Sector (16W)   $
                   High Power CTU Option - 2 Sector (16W)   $
                   High Power CTU Option - OMNI (16W)       $
                   High Power CTU Upgrade Kit -
                    3 Sector (8W to 16W)                    $
                   High Power CTU Upgrade Kit -
                    2 Sector (8W to 16W)                    $
                   High Power CTU Upgrade Kit -
                     OMNI (8W to 16W)                       $      ]

              All additional BTS components will be discounted forty percent (40%) off of the Vendor's then current List Price.

                   Installation Hardware

                   Compact - Cable Cover Assembly           $[
                   Low Gain GPS Antenna & Hardware Kit      $
                   Indoor/Outdoor Anchoring Kit
                    (price per cabinet)                     $
                   Outdoor Weatherproof Kit                 $
                   Antenna Jumper Cable (6ft.)              $      ]

3)  Power Equipment
                                                                      Discounted
    Outdoor Power Equipment                                              Price

          3.a. 66EC - Outdoor Primary Power Cabinet (one shelf,        $[
          6.8 hr. backup)Equipped for 2KW or (4) rectifiers and 8 batteries (not included in cabinet price) in a conditioned compartment for 6.8 hours holdover

                      NOTE:  For the Vendor Primary BTS Cabinet.

             -        Four (4) Rectifiers (MPWR-RECT)

             -        Eight (8) Batteries (MPWR-BATTIR125)

                                                       TOTAL PRICE             ]

    3.b.     60EC - Enhanced Cooled Battery Backup Cabinet

          Includes cabinet,  cabinet interconnection  hardware,        $[
          fusing, alarms, battery cabling, battery busbars, and heater pads. (price does not include batteries)

    3.c.     66RPEC - Outdoor Primary Power Cabinet (Motorola BTS Sites)

          (One shelf, 2.9 hr. backup) wired for (8) batteries, (price does not incl. Batteries) LVD, rectifier shelf and rectifier to charge batteries. Enhanced cooling

             -        Eight (8) Batteries

                                                       TOTAL PRICE     $     ]

    3.d.     Second Carrier Power Upgrade (8W) - For 60C & 66EC        $[
             -        Additional Rectifier Shelf (MPWR-SHLFAD)
             -        Power Upgrade for Growth Cabinet
             -        Two (2) Rectifiers (MPWR-RECT)

                                                       TOTAL PRICE     $     ]

    Indoor Power Equipment

     3.e. Indoor Primary Power Cabinet Equipped for 2KW, or            $[
     (4) rectifiers, and (4) Batteries in one rack with
     (6) 30 amp breakers.

     3.f. Indoor Primary Power Cabinet Equipped for 4KW, or
     (7) rectifiers, and (4) Batteries in one rack with
     (6) 30 amp breakers.

     3.g. Indoor Primary Power Cabinet Equipped for 6KW, or
     (10) rectifiers, and (4) Batteries in one rack with
     (6) 70 amp breakers.

     3.h. Indoor Primary Power Cabinet Equipped for 8KW, or
     (13) rectifiers, and (4) Batteries in one rack with
     (10) 30 amp breakers.


    Other Power Equipment

    3.i.    Spare +24 volt  plug-in rectifier (ZS2M/MN-RECT)

    3.j.    MPWR-BATTIR125 Battery to be used at Vendor Sites
                      One +12 volt  battery with intercell connectors

    3.l.    Replacement Battery String (Comcode 407155399) Containing
            (4) 12 volt 2IR125 Batteries  Does not include
            transportation, shipped 4 per pallet.                             ]

4)  Power Pricing Notes

     4.a. 66RPEC will be shipped from Omaha, NE. Batteries for the 66 RPEC will be shipped from Dallas, TX

5)  Future Power Products for Base Stations

     5.a. Future power products manufactured by Vendor for Vendor's Base Stations will be discounted [ ]off of the Vendor's then current List Price, except batteries

     5.b. Future power products not manufactured by the Vendor, including batteries, for Vendor's Base Stations will be discounted [ ] off Vendor's then current List Price .

6) MSC Complex Power

     6.a. Power products manufactured by Vendor for the Vendor's MSC complex will be discounted a minimum of [ ] off the then current List Price, except batteries.

     6.b. Power products supplied by Vendor but manufactured by third parties, including batteries, for the Vendor's MSC complex will be discounted a minimum of [ ] off the then current List Price.




7)      Annual Software Release Maintenance Fees

     7.a. Annual Fees

          Base Station Release Maintenance Fees       $[     ](per Base Station)
          5ESS Wireless Switch  Release
            Maintenance Fees                          $[     ] (per 5ESS Switch)
          Access  Manager Maintenance Fees            $[     ] (per Access Mgr.)

     7.b. The annual fees include all new Software Upgrades, Enhancements and Combined Releases including, but not limited to, the following;

          - MSC infrastructure improvements including system performance and operation.
          - Compatibility of existing features with the new release.
          - Addition of base features.
          - Platform for Optional Software Features.
          - MSC support for BTS software releases.
          - 24 hour and 7 day Technical Support.

     7.c. Owner (and its Affiliates, as the case may be) who have paid the per MSC Annual Release Maintenance Fee in full will be eligible to receive all MSC Software Upgrades, Enhancements, and Combined Releases which will be packaged on an ECP, DCS, 5ESS-2000 Switch DCS, OMP, or AutoPace basis.


     7.d. Payment of this fee includes all the Office Data Assembly and all the translation work required.


     7.e. Annual Release Maintenance Fees will be invoiced in advance on January 1, 1998, and in advance annually thereafter for all equipment delivered prior to January 1st of each succeeding year.



8)      Optional Features Software


     8.a. All Vendor CDMA Optional Features made available in Vendor's CDMA Releases 7.0, 8.0 and 9.0 will be licensed to the Owner and the Owner's Affiliates, within the United States at the following prices:

                              Sprint PCS &
                              Affiliates (Other than     Sprint Com
        CDMA Release          Sprint Com) Price          Price
        ------------          -----------------            -----
            7.0                     $[                    $[
            8.0                     $                     $
            9.0                     $    ]                $     ]

        8.b. CDMA releases 1 through 6 will be licensed to the Owner and the Owner's Affiliates throughout the Nationwide Network, in the United States at no additional charge.

     8.c. This License does not include features provided on only the following peripheral platforms and applications; HLR, Actiview, TIMS, WIN, SCE, SCN, SCP, SMC.

     8.d. Base Station Optional Features on non-Vendor Base Stations will be discounted [ ] off the Vendor's then current List Price.

     8.e. Upon delivery of each CDMA release to the Owner's Test-bed Laboratory, Vendor will invoice 100% of the price of the release, with payment thereof subject to subsection 12.3.1 and in any event payment for CDMA 7.0 will be deferred until January 15, 1999.


9)      MSC 5ESS Switch

     9.a. Administrative Module and Initial Communications Module

                                                             Price

                                            Equipment     $[
                                            Software      $

                                            Total         $     ]


     9.b. Communications Module Price

    First Capacity growth Module         $[

    All Additional growth Modules        $      ]             (per module)


     9.c.  Wireless Switch Modules Models

                                        Packet              Total
                     Erlangs            Pipes               T1.5s         Price
     5E11 Models

          Model A      95               120                  60           $[

          Model B      210              90                   60           $

          Model C      330              60                   60           $

          Model D      450              30                   60           $

        5E12 Models:

          Model E      280              270                  120          $

          Model F      400              210                  120          $

          Model G      510              150                  120          $

          Model H      630              90                   120          $

          Model J *    300              360                  120          $

          Model K *    620              300                  120          $

          Model L *    940              240                  120          $

          Model M *    1250             180                  120          $

          Model N *    770              0                    0            $

          Model P *    2200             0                    0            $   ]

        * These Switch Module Models utilize PHV4.

        9.d.             Wireless Switch Modules Upgrade Options
                                                             Packet               Total
                                            Erlangs          Pipes                T1.5s            Price

         From Model A to Option 1           510              150                  50                $[

         From Model A to Option 2           450              180                  60                $

         From Model B to Option 1           510              150                  50                $

         From Model B to Option 2           450              180                  60                $

         From Model A to Option 3           510              150                  50                $

         From Model A to Option 4           510              180                  60                $

         From Model B to Option 3           510              150                  50                $

         From Model B to Option 4           510              180                  60                $  ]

Notes: Options 1 and 2 are used to upgrade a Model A or Model B to a PSU2 expanded model and add additional PH4 & PHV2 cards.

Options 3 and 4 are used to upgrade a Model A or Model B to a PSU2 expanded model and add additional PH4 & PHV4 cards.


10)     MSC 5ESS Pricing Notes

10.a.  Owner requested  additions to the following  models will be priced at the
Vendor's then current List Price minus [     ].

10.b. Prices include transportation to the Designated Switch Site pursuant to the terms of the Contract.

10.c. Prices do not include MSC Engineering or Installation.


11)     Access Manager

     11.a. Initial Access Manager unit price configured to support 100 Base Stations and 10,000 subscribers.

     11.b. Only one Access Manager per 5ESS Switch and a maximum of 220 base stations.

     11.c. All  additional  Access Manager growth will be priced at the Vendor's
     then current List Price minus [     ].

     11.d. Model price of the Access Manager as follows, includes transportation as past of MSC delivery:
                                                                   Price

               Interprocess Message Switch (IMS)                   $[

               Executive Call Processor (ECP)

               High  Availability Operations and Maintenance
                 Platform (HA-OMP)
               less Discount

                          Model Price                                   ]

12.a.     Detail Pricing of Buyout

                         Description                               Price
 1998
               10 SCP/HLR Field Systems Upgrade -Model2            $[
               4 New SCP/HLR Field Systems - Model2
               4  SCP/HLR  Lab  Machines Upgrade   -  Model2
               1  SMS  Field System
               1 SMS Lab System
               1 Lab OTAF System
               2  Field   OTAF
               Service Creation  Environment
               SCP/HLR Release 1.0
               SCP/OTAF  Release 1.0
                         Sub-Total                                         ]

               WIN  1.1  -   WIN2.1(HLR,OTAF,SMS)                  $[
               Actiview  4.0 & 5.0
               TIMS  release 6.2
               ADDS Release  through  release
               2.0 Maintenance Fees
                         Sub-Total

                                1998 Total                                 ]

                            1999
               WIN   2.2  -  3.0   (HLR,OTAF,SMS)                  $[
               ACTIVIEW  6.0 & 7.0
               TIMS  release 7.0
               ADDS   release  3.0  and  3.1
                  Maintenance
                                1999 Total                                 ]

                          Grand Total For 1998 & 1999              $[      ]

12.b.  New SCP/HLR  Equipment  purchased  beyond pair 7 will be purchased at the
price of [   ] per SCP/HLR system (Two SCP/HLR systems required per pair).

          New SMS  Equipment  purchased  beyond  existing  1 field  SMS  will be
          purchased  at the price of  [    ]  Per  System  New TIMS (HP K-460)
          Equipment  will be  purchased  at the price of  [     ]  New ADDS (HP
          K-460)  Equipment  will be  purchased  at the price of [     ]  This
          buyout includes Sybase Software License for 1,050 Seats, one open server RTU, one open client RTU.

12.c. The herein described Intelligent Network Software buyout will cover the Nationwide Network and will include, without limitation, the following feature releases. A detailed list of the features included in each Release is identified in Exhibit C1. A feature is defined as any software enhancement that provides new functionality, capacity increase or performance improvements to any platform including the SCP, SMS, Actiview, TIMS or ADDS.

          -HLR, OTAF, and SMS WIN Releases 1.0 through 3.0 -Actiview Releases 4.0, 5.0, 6.0 and 7.0.
          -TIMS Release 6.0 and 6.1
          -ADDS Release 2 and Release 3.

12.d. The releases will have at least the following number of features:

          - For the HLR, OTAF, and SMS, 40 features in WIN 1.1-2.1, and 30 features in WIN 2.2 - WIN 3.0 (Exhibit C1 has a complete list of features for these releases).
          -For Actiview, 7 features in 4.0 and 8 features in each of the releases 5, 6, and 7. -For the year 99', there will be two software release for the HLR, OTAF and Actview.

The HLR and OTAF will have WIN 2.2 and WIN 3.0. Actiview will have Release 6 and 7.

12.e. All Maintenance Fees for the years 1998 and 1999 are included in the herein described Intelligent Network Software buyout for:

          -                 HLR
          -                 OTAF
          -                 SMS
          -                 Actiview
          -                 TIMS
          -                 ADDS

                                                                     Schedule 3A
                                                                 Services Prices


         Travel and living expenses will be incurred if the Installation site is more than 50 miles from the associated Designated Switch Site subject to prior Owner written approval of quote, and Vendor will not commence such work without such approval.

         Installation, Integration and Engineering prices are based on a Monday through Friday 8 A.M. to 5 P.M. work day excluding United States national holidays and weekends. Requests for overtime or out of hours work will be an additional charge and will be priced separately, and subject to prior Owner written approval.

1)        Service Suites

1.a.   Services Suite 1 (BTS)

         Bolt-down, Commissioning, Integration and Local Transportation of BTS and power cabinets.

                  Total Price = [        ]

1.b.   Services Suite 2 (Growth Cabinet)

         Bolt-down, Commissioning, Integration and Local Transportation of
          Growth Cabinet and power upgrade.

                  Total Price = [       ]

1.c.   Services Suite 3 (Primary Cabinet)

         Bolt-down, Commissioning, Integration, Project Management (As defined in Exhibit B4) and Local Transportation of BTS and power cabinets.

                  Total Price = [       ]

1.d.   Services Suite 4 (Growth Cabinet)

         Bolt-down, Commissioning, Integration, Project Management(As defined in Exhibit B4) and Local Transportation of Growth Cabinet and power upgrade.

                  Total Price = [        ]


2)    Component Pricing Breakdown of Services Included in Services Suites 1 - 4.

2.a Indoor / Outdoor Commissioning Services for BTS/Growth Cabinet PCS, CDMA,
   Single Frame

     Refer to Exhibit B4

     (Including without limitation, Commissioning for BTS to include connection and testing to activate and power up the BTS/Growth Cabinet)

    [       ]per cabinet

2.b Indoor / Outdoor Commissioning Services for BTS Power / Battery / Generator Cabinet

     Refer to Exhibit B4

     (Including without limitation, Commissioning, connection, test and power up of cabinets)

        [        ]per cabinet


2.c Cell Integration (Initial and Subsequent Installations)

        Refer to Exhibit B4

        [       ] per cell (Vendor provides technician at MSC and cell site)


2.d Bolt-down Services

        Bolt-down of cabinets as described in Exhibit B4.

         [       ] per cell

2.e Project Management

        Local Project  Management support as described in Exhibit B4

         [     ]per cell

3)  Additional Services Not included in Service Suites

3.a Equipment Engineering Services (Initial and Subsequent Installations)

     Conduct field surveys as required, and support all Owner and/or Affiliate requests for quotes for the site. Custom engineer specific BTS sites requiring non-standard configurations.

      [       ] per cabinet


3.b. Indoor / Outdoor Commissioning  Services for Growth Power / Battery /
     Generator Cabinet Modified for Motorola Cabinets

     [     ]      per cabinet Refer to Exhibit B4

3.c. De-install Power/Battery/Generator Cabinet (Out of Service)

     [     ]     per cabinet

     Note: This charge in no way relates to or can be charged in connection with the Vendor's delivery or warranty obligations.

3.d.  Miscellaneous Installation Services
    (Custom Installation, Demarc Work, Ladder Racking, Additional Trips, and other installation services outside the scope of work in Exhibit B4.)

    [ ] per hour per person depending on the labor rate in each market, as such will be reasonably documented to the Owner.


3.e. Miscellaneous Engineering & Consulting Services

          Asset Management Documentation
          Product Configuration Consultation
          Site Surveys, Energy System Surveys
          In Field Engineering Installation Support.

        [     ] per hour.

3.f. Wireless Program Management

     Veteran Vendor program manager with extensive experience working on Owner projects to locally program manage all aspects of project as directed by the Owner's regional headquarters and as defined in the scope of work in Exhibit B4.

     [     ] per month per such program manager.

4)       Optimization Services


     4.a.Optimizing  Individual  BTS and/or  Growth  Cabinets  Into an  Existing
         System Pursuant to the Requirements of Exhibit B5.

         The addition of BTSs or Growth Cabinets to an existing PCS System without the Installation of a new MSC is considered growth of an existing system and is billable according to the following schedule. Price break points are dependent upon the number of cells to be added on a single Vendor visit to a PCS System.

         1- 15 cells       [     ] per cell
         16-20 cells       [     ] per cell
         21 or more cells  [     ] per cell

         In only those markets where the Vendor does not have optimization resources available, a per diem fee of [ ] will be charged to cover the expenses for all Vendor employees and sub-contractors working on the project that may be required to temporarily relocate to the given PCS System. All fees are exclusive of airfare charges, and in all cases will be subject to the Owner's prior approval via the Owner's vendor and contract manager department.



     Note: If Owner elects to have the Vendor perform busy hour drive testing, the Owner will be billed on a time and materials basis.

 4.b.  System Optimization (New MSC) Pursuant to the Requirements of  Exhibit B5

         For the purpose of this paragraph 4.b only, a new system is defined as one, which includes a newly installed MSC and associated Base Stations.

         System optimization for each "new system" will be quoted on an individual basis depending on the required scope of work, but in no case will exceed the prices below for the associated scope of work in Exhibit B5.

           1-40 cells      [     ] per cell
         41-80 cells       [     ] per cell
         81 or more cells  [     ] per cell



5)       WIN Services

     5.a.  SCP Engineering and Installation

         Model 2 Engineering and Installation for one machine.

              [     ]

         Model 1 to Model 2 Engineering and Installation for one machine.

              [     ]

     5.b.  SMS Engineering and Installation

         I70 to K460 Engineering and Installation for one machine

              [     ]

     5.c. TIMS(NFM) Installation, Testing and Integration  of Software

               K460 software installation, testing and integration for one machine.

                  [     ] for the first month plus travel and living expenses.

               All travel and living expenses to be estimated and provided for Owner's approval before start of job. All travel and living expenses to be actual costs. Charges beyond the first month
               will be as follows:

                                    [ ] per day plus travel and living expenses.

                                                                     Schedule 10

                                   SPRINT PCS
                    MONTHLY BASE STATION FORECAST REPORT FORM
                                  (Primary BTS)

[
                                            ]

Assumes:
 - Full Duplex Filter
 - 16W Amplifier
 - Includes CSU
 - Outdoor
 - 3 ECU's

                                   SPRINT PCS
                    MONTHLY BASE STATION FORECAST REPORT FORM
                                     (CATV)

[
                                            ]

Assumes:
 - Full Duplex Filter
 - 16W Amplifier
 - Includes CSU
 - Outdoor
 - 3 ECU's

                                   SPRINT PCS
                    MONTHLY BASE STATION FORECAST REPORT FORM
                                (1st Growth BTS)

[
                                            ]

Assumes:
 - Full Duplex Filter
 - 16W Amplifier
 - Includes CSU
 - Outdoor
 - 3 ECU's

                                   SPRINT PCS
                    MONTHLY BASE STATION FORECAST REPORT FORM
                                    (Totals)

[
                                            ]

Assumes:
 - Full Duplex Filter
 - 16W Amplifier
 - Includes CSU
 - Outdoor
 - 3 ECU's

                                  Schedule 11A

                   Cancellation Charges (Additional Products)



                  Without charge and/or penalty, the Owner may cancel any Purchase Order for an Additional Product no later than seventy-five (75) days prior to the earliest date scheduled for shipment of such Additional Product; or

                  If the Owner cancels a Purchase Order or a portion thereof less than seventy-five (75) days prior to the earliest date scheduled for shipment of such Additional Product, the Owner shall pay to the Vendor a cancellation charge of ten percent (10%) of the Net Price for such Additional Product pursuant to Schedule 2A; or

                  If the Owner cancels a Purchase Order or a portion thereof less than thirty (30) days prior to the earliest date scheduled for shipment of such Additional Product, the Owner shall pay to the Vendor a cancellation charge of fifteen percent (15%) of the Net Price for such Additional Product pursuant to Schedule 2A.

                  The Owner may not cancel a Purchase Order after the applicable date scheduled for shipment of such Additional Product. The payment of such charges shall be the Vendor's sole remedy and the Owner's sole obligation for such canceled Purchase Order. Furthermore, the Owner will only have the right to cancel orders for Bulk Items subject to any cancellation rights and payments, if any, the Vendor has or has to make with or to its own suppliers with respect to any such Bulk Items.

                  Any changes requested by the Owner that involve the return or exchange of Non-Essential Equipment will be subject to the standard policies of the applicable Non-Essential Equipment supplier unless such policies are otherwise set out in the applicable agreement between such Non-Essential Equipment supplier and the Vendor, in which case the Owner will be entitled to cancel any such Order for Non-Essential Equipment in accordance with the terms of such agreement.

                  Nothing herein will be deemed to bar the Vendor's right to invoice the Owner for all Services actually performed prior to the date of such performance by the Vendor in respect of such Products in accordance with the provisions of this Contract.

Schedule 13

- --------------------------------------------------------------------------------------------------------------------------
        SYSTEM                SITEID                                SITENAME                               BOLTDOWN
- --------------------------------------------------------------------------------------------------------------------------
        Albany              AL03XC001V      [                                                              10/24/96
                            AL03XC002V                                                                     09/13/96
                            AL03XC005V                                                                     10/15/96
                            AL03XC006V                                                                     11/08/96
                            AL03XC007V                                                                     10/17/96
                            AL03XC008V                                                                     10/17/96
                            AL03XC010V                                                                     10/17/96
                            AL03XC012V                                                                     12/17/96
                            AL03XC014V                                                                     08/06/96
                            AL03XC015V                                                                     10/15/96
                            AL03XC017V                                                                     12/17/96
                            AL03XC019V                                                                     10/30/96
                            AL03XC021V                                                                     10/18/96
                            AL03XC023V                                                                     10/14/96
                            AL03XC024V                                                                     10/04/96
                            AL03XC025V                                                                     10/16/96
                            AL03XC028V                                                                     10/10/96
                            AL03XC029V                                                                     10/09/96
                            AL03XC034V                                                                     10/16/96
                            AL03XC035V                                                                     10/09/96
                            AL03XC037V                                                                     11/11/96
                            AL03XC038V                                                                     10/15/96
                            AL03XC040V                                                                     10/22/96
                            AL03XC042V                                                                     11/08/96
                            AL03XC048V                                                                     10/24/96
                            AL03XC049V                                                                     10/08/96
                            AL03XC052V                                                                     11/04/96
                            AL03XC054V                                                                     10/18/96
                            AL03XC059V                                                                     11/06/96
                            AL03XC061V                                                                     10/16/96
                            AL03XC064V                                                                     10/10/96
                            AL03XC067V                                                                     10/04/96
                            AL03XC068V                                                                     11/08/96
                            AL03XC069V                                                                     10/01/96
                            AL03XC071V                                                                     10/21/96
                            AL03XC072V                                                                     10/30/96
                            AL03XC073V                                                                     10/21/96
                            AL03XC074V                                                                     10/22/96
                            AL03XC003V                                                                     05/05/97
                            AL03XC004V                                                                     11/15/96
                            AL03XC018V                                                                     11/26/97





                            AL03XC020V                                                                     09/25/97
                            AL03XC022V                                                                     08/27/97
                            AL03XC026V                                                                     03/06/97
                            AL03XC027V                                                                     12/17/97
                            AL03XC030V                                                                     02/28/97
                            AL03XC031V                                                                     08/28/97
                            AL03XC036V                                                                     02/18/97
                            AL03XC039V                                                                     10/22/96
                            AL03XC041V                                                                     03/18/97
                            AL03XC047V                                                                     09/24/97
                            AL03XC050V                                                                     08/26/97
                            AL03XC051V                                                                     05/05/97
                            AL03XC053V                                                                     11/12/96
                            AL03XC055V                                                                     12/19/97
                            AL03XC056V                                                                     05/06/97
                            AL03XC057V                                                                     09/10/97
                            AL03XC058V                                                                     05/14/97
                            AL03XC060V                                                                     06/09/97
                            AL03XC062V                                                                     03/07/97
                            AL03XC063V                                                                     03/07/97
                            AL03XC065V                                                                     09/10/97
                            AL03XC066V                                                                     04/08/97
                            AL03XC078V                                                                     05/07/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              64

        Boston              BS03XC001V                                                                     02/04/97
                            BS03XC002V                                                                     12/17/96
                            BS03XC003V                                                                     09/23/96
                            BS03XC004V                                                                     03/17/97
                            BS03XC005V                                                                     12/10/96
                            BS03XC007V                                                                     12/11/96
                            BS03XC008V                                                                     10/11/96
                            BS03XC010V                                                                     11/20/96
                            BS03XC011V                                                                     03/17/97
                            BS03XC012V                                                                     02/26/97
                            BS03XC013V                                                                     03/07/97
                            BS03XC015V                                                                     02/25/97
                            BS03XC017V                                                                     01/30/97
                            BS03XC019V                                                                     01/03/97
                            BS03XC020V                                                                     02/28/97
                            BS03XC021V                                                                     12/27/96
                            BS03XC022V                                                                     02/27/97
                            BS03XC023V                                                                     03/24/97





                            BS03XC025V                                                                     03/11/97
                            BS03XC026V                                                                     09/22/96
                            BS03XC028V                                                                     01/29/97
                            BS03XC029V                                                                     10/18/96
                            BS03XC030V                                                                     10/17/96
                            BS03XC031V                                                                     03/20/97
                            BS03XC032V                                                                     03/24/97
                            BS03XC033V                                                                     01/07/97
                            BS03XC036V                                                                     03/22/97
                            BS03XC037V                                                                     02/08/97
                            BS03XC042V                                                                     11/20/96
                            BS03XC043V                                                                     03/05/97
                            BS03XC048V                                                                     06/11/96
                            BS03XC049V                                                                     11/22/96
                            BS03XC052V                                                                     11/20/96
                            BS03XC053V                                                                     03/15/97
                            BS03XC054V                                                                     01/10/97
                            BS03XC055V                                                                     01/09/97
                            BS03XC058V                                                                     03/14/97
                            BS03XC065V                                                                     03/21/97
                            BS03XC072V                                                                     01/22/97
                            BS03XC079V                                                                     02/21/97
                            BS03XC080V                                                                     02/03/97
                            BS03XC199V                                                                     03/18/97
                            BS03XC201V                                                                     02/06/97
                            BS03XC534V                                                                     03/13/97
                            BS03XC014V                                                                     09/20/97
                            BS03XC024V                                                                     09/20/97
                            BS03XC027V                                                                     05/10/97
                            BS03XC044V                                                                     03/05/97
                            BS03XC045V                                                                     05/08/97
                            BS03XC066V                                                                     12/10/97
                            BS03XC073V                                                                     05/13/97
                            BS03XC078V                                                                     06/16/97
                            BS03XC138V                                                                     11/08/97
                            BS03XC139V                                                                     06/02/97
                            BS03XC140V                                                                     08/15/97
                            BS03XC141V                                                                     10/16/97
                            BS03XC151V                                                                     05/09/97
                            BS03XC152V                                                                     04/18/97
                            BS03XC153V                                                                     12/31/98
                            BS03XC154V                                                                     08/18/97
                            BS03XC155V                                                                     04/17/97





                            BS03XC181V                                                                     06/26/97
                            BS03XC188V                                                                     07/26/97
                            BS03XC192V                                                                     09/13/97
                            BS03XC198V                                                                     05/23/97
                            BS03XC203V                                                                     05/28/97
                            BS03XC207V                                                                     09/25/97
                            BS03XC208V                                                                     05/22/97
                            BS03XC218V                                                                     10/14/97
                            BS03XC219V                                                                     10/15/97
                            BS03XC221V                                                                     11/21/97
                            BS03XC222V                                                                     06/24/97
                            BS03XC223V                                                                     11/06/97
                            BS03XC501V                                                                     12/11/97
                            BS03XC509V                                                                     12/13/97
                            BS03XC524V                                                                     06/18/97
                            BS03XC535V                                                                     11/12/97
                            BS03XC555V                                                                     10/29/97
                            BS03XC581V                                                                     11/11/97
                            BS03XC016V                                                                     02/25/97
                            BS03XC038V                                                                     03/21/97
                            BS03XC068V                                                                     02/12/97
                            BS03XC071V                                                                     03/06/97
                            BS03XC077                                                                      01/31/97
                            BS03XC083V                                                                     11/21/96
                            BS03XC090V                                                                     02/15/97
                            BS03XC092V                                                                     02/07/97
                            BS03XC099V                                                                     02/26/97
                            BS03XC116V                                                                     03/12/97
                            BS03XC122V                                                                     04/14/97
                            BS03XC124                                                                      02/13/97
                            BS03XC126                                                                      02/10/97
                            BS03XC137                                                                      02/25/97
                            BS03XC145V                                                                     02/14/97
                            BS03XC148V                                                                     01/27/97
                            BS03XC210V                                                                     03/24/97
                            BS03XC301                                                                      10/01/96
                            BS03XC302V                                                                     12/16/96
                            BS03XC303V                                                                     11/21/96
                            BS03XC309V                                                                     11/25/96
                            BS03XC317V                                                                     02/11/97
                            BS03XC326V                                                                     02/05/97
                            BS03XC339V                                                                     02/19/97
                            BS03XC350V                                                                     02/18/97





                            BS03XC351V                                                                     02/20/97
                            BS03XC355V                                                                     03/25/97
                            BS03XC519                                                                      03/12/97
                            BS03XC006V                                                                     05/28/97
                            BS03XC009V                                                                     09/19/97
                            BS03XC018V                                                                     08/07/97
                            BS03XC039V                                                                     11/01/97
                            BS03XC040V                                                                     04/26/97
                            BS03XC041V                                                                     04/08/97
                            BS03XC047V                                                                     09/26/97
                            BS03XC051V                                                                     09/19/97
                            BS03XC057V                                                                     11/11/97
                            BS03XC059V                                                                     07/11/97
                            BS03XC061V                                                                     10/31/97
                            BS03XC062V                                                                     08/20/97
                            BS03XC064V                                                                     09/18/97
                            BS03XC074V                                                                     11/04/97
                            BS03XC084V                                                                     09/02/97
                            BS03XC085V                                                                     07/28/97
                            BS03XC088V                                                                     10/10/97
                            BS03XC089                                                                      09/17/97
                            BS03XC091V                                                                     08/13/97
                            BS03XC093V                                                                     09/23/97
                            BS03XC094V                                                                     05/24/97
                            BS03XC095V                                                                     05/28/97
                            BS03XC098V                                                                     09/22/97
                            BS03XC101V                                                                     06/10/97
                            BS03XC103V                                                                     09/09/97
                            BS03XC105V                                                                     04/11/97
                            BS03XC108V                                                                     07/18/97
                            BS03XC112V                                                                     11/14/97
                            BS03XC114V                                                                     11/01/97
                            BS03XC115V                                                                     11/13/97
                            BS03XC123V                                                                     07/10/97
                            BS03XC125V                                                                     05/07/97
                            BS03XC129V                                                                     04/14/97
                            BS03XC133V                                                                     09/29/97
                            BS03XC143V                                                                     05/21/97
                            BS03XC144V                                                                     04/28/97
                            BS03XC147                                                                      05/16/97
                            BS03XC150V                                                                     07/25/97
                            BS03XC156V                                                                     10/17/97
                            BS03XC161V                                                                     09/30/97





                            BS03XC168V                                                                     12/29/97
                            BS03XC178V                                                                     06/05/97
                            BS03XC186V                                                                     05/24/97
                            BS03XC200V                                                                     08/13/97
                            BS03XC209V                                                                     06/23/97
                            BS03XC211V                                                                     10/30/97
                            BS03XC212V                                                                     11/13/97
                            BS03XC213V                                                                     08/19/97
                            BS03XC215V                                                                     09/15/97
                            BS03XC216V                                                                     07/22/97
                            BS03XC304V                                                                     07/28/97
                            BS03XC305V                                                                     09/15/97
                            BS03XC307V                                                                     11/03/97
                            BS03XC308V                                                                     10/24/97
                            BS03XC311V                                                                     10/10/97
                            BS03XC315V                                                                     09/24/97
                            BS03XC316V                                                                     10/03/97
                            BS03XC319V                                                                     09/11/97
                            BS03XC323V                                                                     09/25/97
                            BS03XC324V                                                                     09/24/97
                            BS03XC325V                                                                     11/10/97
                            BS03XC327V                                                                     05/27/97
                            BS03XC329V                                                                     11/12/97
                            BS03XC344V                                                                     12/08/97
                            BS03XC345V                                                                     10/08/97
                            BS03XC346V                                                                     09/16/97
                            BS03XC347V                                                                     09/17/97
                            BS03XC349V                                                                     09/10/97
                            BS03XC352V                                                                     07/09/97
                            BS03XC353V                                                                     06/25/97
                            BS03XC356V                                                                     09/16/97
                            BS03XC357V                                                                     12/30/97
                            BS03XC504V                                                                     06/27/97
                            BS03XC513V                                                                     08/29/97
                            BS03XC517V                                                                     09/29/97
                            BS03XC518V                                                                     11/05/97
                            BS03XC529V                                                                     07/23/97
                            BS03XC530V                                                                     05/15/97
                            BS03XC550V                                                                     07/28/97
                            BS03XC551V                                                                     09/25/97
                            BS03XC576V                                                                     10/21/97
                            BS03XC585V                                                                     12/12/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              189






       Buffalo              BU03XC001V                                                                     03/31/97
                            BU03XC002V                                                                     05/23/97
                            BU03XC003V                                                                     03/11/97
                            BU03XC004V                                                                     03/18/97
                            BU03XC005V                                                                     03/11/97
                            BU03XC006V                                                                     03/18/97
                            BU03XC007V                                                                     03/11/97
                            BU03XC008V                                                                     03/11/97
                            BU03XC011V                                                                     03/27/97
                            BU03XC012V                                                                     04/18/97
                            BU03XC014V                                                                     04/11/97
                            BU03XC015V                                                                     04/04/97
                            BU03XC021V                                                                     04/11/97
                            BU03XC024V                                                                     06/07/97
                            BU03XC025V                                                                     03/31/97
                            BU03XC026V                                                                     04/25/97
                            BU03XC027V                                                                     03/21/97
                            BU03XC028V                                                                     04/23/97
                            BU03XC029V                                                                     03/31/97
                            BU03XC030V                                                                     04/25/97
                            BU03XC033V                                                                     04/03/97
                            BU03XC034V                                                                     03/27/97
                            BU03XC035V                                                                     04/03/97
                            BU03XC036V                                                                     03/26/97
                            BU03XC038V                                                                     04/03/97
                            BU03XC040V                                                                     04/03/97
                            BU03XC041V                                                                     03/31/97
                            BU03XC042V                                                                     03/26/97
                            BU03XC043V                                                                     04/23/97
                            BU03XC044V                                                                     04/25/97
                            BU03XC045V                                                                     03/27/97
                            BU03XC046V                                                                     03/06/97
                            BU03XC047V                                                                     05/02/97
                            BU03XC048V                                                                     03/06/97
                            BU03XC050V                                                                     03/21/97
                            BU03XC052V                                                                     04/11/97
                            BU03XC053V                                                                     03/27/97
                            BU03XC055V                                                                     04/03/97
                            BU03XC056V                                                                     04/18/97
                            BU03XC057V                                                                     04/04/97
                            BU03XC063V                                                                     03/26/97
                            BU03XC066V                                                                     04/11/97
                            BU03XC068V                                                                     04/25/97





                            BU03XC071V                                                                     04/18/97
                            BU03XC072V                                                                     03/06/97
                            BU03XC077V                                                                     03/11/97
                            BU03XC010V                                                                     07/08/97
                            BU03XC013V                                                                     06/22/97
                            BU03XC016V                                                                     12/03/97
                            BU03XC017V                                                                     06/21/97
                            BU03XC018V                                                                     06/21/97
                            BU03XC019V                                                                     06/21/97
                            BU03XC023V                                                                     07/08/97
                            BU03XC049V                                                                     06/21/97
                            BU03XC051V                                                                     06/22/97
                            BU03XC058V                                                                     06/22/97
                            BU03XC062V                                                                     08/08/97
                            BU03XC065V                                                                     06/22/97
                            BU03XC069V                                                                     08/08/97
                            BU03XC070V                                                                     06/22/97
                            BU03XC073V                                                                     04/25/97
                            BU03XC075V                                                                     04/18/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              62

        Denver              DN03XC001V                                                                     12/02/96
                            DN03XC003V                                                                     11/08/96
                            DN03XC004V                                                                     12/10/96
                            DN03XC005V                                                                     11/30/96
                            DN03XC006V                                                                     12/11/96
                            DN03XC008V                                                                     01/12/97
                            DN03XC009V                                                                     10/08/96
                            DN03XC010V                                                                     01/04/97
                            DN03XC011V                                                                     12/11/96
                            DN03XC012V                                                                     10/21/96
                            DN03XC013V                                                                     01/20/97
                            DN03XC017V                                                                     09/25/96
                            DN03XC018V                                                                     10/07/96
                            DN03XC019V                                                                     01/20/97
                            DN03XC020V                                                                     11/18/96
                            DN03XC021V                                                                     12/03/96
                            DN03XC031V                                                                     01/18/97
                            DN03XC033V                                                                     01/03/97
                            DN03XC034V                                                                     12/24/96
                            DN03XC035V                                                                     12/13/96
                            DN03XC036V                                                                     12/24/96
                            DN03XC037V                                                                     01/25/97





                            DN03XC040V                                                                     09/17/96
                            DN03XC041V                                                                     11/11/96
                            DN03XC043V                                                                     11/27/96
                            DN03XC044V                                                                     11/07/96
                            DN03XC045V                                                                     01/21/97
                            DN03XC046V                                                                     11/20/96
                            DN03XC047V                                                                     11/29/96
                            DN03XC048V                                                                     01/20/97
                            DN03XC049V                                                                     01/10/97
                            DN03XC050V                                                                     10/10/96
                            DN03XC056V                                                                     12/03/96
                            DN03XC057V                                                                     01/21/97
                            DN03XC058V                                                                     10/11/96
                            DN03XC059V                                                                     01/23/97
                            DN03XC060V                                                                     01/18/97
                            DN03XC061V                                                                     01/10/97
                            DN03XC062V                                                                     12/13/96
                            DN03XC063V                                                                     12/14/96
                            DN03XC064V                                                                     12/13/96
                            DN03XC065V                                                                     10/28/96
                            DN03XC066V                                                                     10/23/96
                            DN03XC067V                                                                     01/04/97
                            DN03XC068V                                                                     12/05/96
                            DN03XC071V                                                                     01/23/97
                            DN03XC072V                                                                     10/07/96
                            DN03XC075V                                                                     12/27/96
                            DN03XC076V                                                                     01/22/97
                            DN03XC077V                                                                     11/22/96
                            DN03XC078V                                                                     01/14/97
                            DN03XC079V                                                                     01/22/97
                            DN03XC080V                                                                     12/14/96
                            DN03XC081V                                                                     10/28/96
                            DN03XC084V                                                                     12/14/96
                            DN03XC085V                                                                     12/14/96
                            DN03XC087V                                                                     01/21/97
                            DN03XC091V                                                                     08/06/96
                            DN03XC092V                                                                     12/05/96
                            DN03XC093V                                                                     10/15/96
                            DN03XC094V                                                                     12/11/96
                            DN03XC095V                                                                     01/02/97
                            DN03XC096V                                                                     12/02/96
                            DN03XC097V                                                                     10/28/96
                            DN03XC098V                                                                     12/11/96





                            DN03XC100V                                                                     11/15/96
                            DN03XC101V                                                                     01/24/97
                            DN03XC102V                                                                     09/24/96
                            DN03XC103V                                                                     12/12/96
                            DN03XC105V                                                                     12/13/96
                            DN03XC106V                                                                     10/28/96
                            DN03XC107V                                                                     01/17/97
                            DN03XC108V                                                                     10/14/96
                            DN03XC109V                                                                     01/23/97
                            DN03XC110V                                                                     08/19/96
                            DN03XC111V                                                                     12/03/96
                            DN03XC112V                                                                     09/07/96
                            DN03XC113V                                                                     01/23/97
                            DN03XC114V                                                                     12/30/96
                            DN03XC116V                                                                     01/25/97
                            DN03XC119V                                                                     10/24/96
                            DN03XC120V                                                                     09/03/96
                            DN03XC121V                                                                     01/25/97
                            DN03XC122V                                                                     12/12/96
                            DN03XC123V                                                                     01/02/97
                            DN03XC125V                                                                     11/07/96
                            DN03XC126V                                                                     01/07/97
                            DN03XC127V                                                                     09/23/96
                            DN03XC128V                                                                     12/02/96
                            DN03XC130V                                                                     02/12/97
                            DN03XC131V                                                                     01/18/97
                            DN03XC135V                                                                     09/20/96
                            DN03XC136V                                                                     12/14/96
                            DN03XC138V                                                                     11/10/96
                            DN03XC139V                                                                     12/13/96
                            DN03XC142V                                                                     11/05/96
                            DN03XC147V                                                                     01/17/97
                            DN03XC148V                                                                     01/02/97
                            DN03XC149V                                                                     12/11/96
                            DN03XC150V                                                                     12/06/96
                            DN03XC152V                                                                     11/18/96
                            DN03XC155V                                                                     12/14/96
                       ---------------------------------------------------------------------------------------------------
                                                                                                              102

       Detroit             DE03XC003AV                                                                     06/09/97
                           DE03XC009AV                                                                     07/30/97
                           DE03XC010BV                                                                     05/13/97
                           DE03XC014BV                                                                     06/19/97





                           DE03XC016AV                                                                     04/10/97
                           DE03XC017AV                                                                     02/03/97
                           DE03XC019AV                                                                     08/08/97
                           DE03XC020BV                                                                     07/23/97
                           DE03XC022AV                                                                     06/12/97
                           DE03XC027AV                                                                     06/13/97
                           DE03XC036AV                                                                     07/07/97
                           DE03XC037BV                                                                     06/19/97
                           DE03XC038AV                                                                     07/10/97
                           DE03XC042BV                                                                     08/07/97
                           DE03XC044AV                                                                     06/09/97
                           DE03XC050AV                                                                     06/11/97
                           DE03XC053AV                                                                     06/18/97
                           DE03XC056AV                                                                     06/11/97
                           DE03XC059AV                                                                     12/11/96
                           DE03XC060AV                                                                     07/16/97
                           DE03XC061AV                                                                     06/10/97
                           DE03XC063XV                                                                     07/27/97
                           DE03XC066BV                                                                     06/18/97
                           DE03XC071AV                                                                     06/24/97
                           DE03XC072AV                                                                     07/25/97
                           DE03XC074AV                                                                     04/07/97
                           DE03XC075AV                                                                     07/22/97
                           DE03XC079AV                                                                     07/21/97
                           DE03XC081CV                                                                     07/29/97
                           DE03XC082AV                                                                     05/15/97
                           DE03XC085BV                                                                     07/28/97
                           DE03XC086BV                                                                     07/25/97
                           DE03XC087AV                                                                     06/13/97
                           DE03XC094AV                                                                     07/24/97
                           DE03XC095AV                                                                     05/09/97
                           DE03XC096BV                                                                     06/16/97
                           DE03XC100AV                                                                     05/23/97
                           DE03XC102BV                                                                     07/26/97
                           DE03XC104AV                                                                     06/29/97
                           DE03XC105AV                                                                     08/01/97
                           DE03XC107BV                                                                     06/16/97
                           DE03XC115BV                                                                     07/24/97
                           DE03XC117AV                                                                     07/25/97
                           DE03XC118BV                                                                     07/31/97
                           DE03XC127AV                                                                     04/28/97
                           DE03XC132BV                                                                     07/11/97
                           DE03XC133AV                                                                     06/17/97





                           DE03XC134AV                                                                     05/30/97
                           DE03XC136AV                                                                     07/03/97
                           DE03XC137AV                                                                     03/31/97
                           DE03XC138BV                                                                     07/28/97
                           DE03XC140BV                                                                     07/29/97
                           DE03XC142AV                                                                     06/26/97
                           DE03XC144AV                                                                     06/26/97
                           DE03XC145AV                                                                     08/07/97
                           DE03XC147AV                                                                     06/27/97
                           DE03XC151AV                                                                     08/13/97
                           DE03XC153AV                                                                     04/17/97
                           DE03XC155AV                                                                     04/15/97
                           DE03XC156AV                                                                     04/01/97
                           DE03XC157AV                                                                     04/24/97
                           DE03XC158AV                                                                     06/27/97
                           DE03XC160AV                                                                     04/21/97
                           DE03XC161AV                                                                     06/30/97
                           DE03XC162AV                                                                     06/30/97
                           DE03XC163AV                                                                     07/16/97
                           DE03XC166BV                                                                     07/23/97
                           DE03XC167AV                                                                     05/20/97
                           DE03XC168BV                                                                     07/21/97
                           DE03XC170BV                                                                     06/17/97
                           DE03XC171AV                                                                     07/01/97
                           DE03XC173BV                                                                     07/01/97
                           DE03XC174BV                                                                     07/09/97
                           DE03XC176AV                                                                     05/21/97
                           DE03XC177AV                                                                     03/26/97
                           DE03XC178BV                                                                     07/16/97
                           DE03XC184BV                                                                     07/31/97
                           DE03XC185AV                                                                     01/23/97
                           DE03XC186AV                                                                     05/02/97
                           DE03XC193BV                                                                     07/02/97
                           DE03XC194AV                                                                     05/22/97
                           DE03XC195AV                                                                     06/20/97
                           DE03XC199AV                                                                     04/16/97
                           DE03XC205AV                                                                     06/23/97
                           DE03XC208AV                                                                     08/07/97
                           DE03XC211BV                                                                     07/26/97
                           DE03XC217AV                                                                     07/31/97
                           DE03XC221AV                                                                     06/06/97
                           DE03XC227AV                                                                     04/04/97
                           DE03XC230AV                                                                     07/29/97
                           DE03XC237AV                                                                     05/12/97





                           DE03XC238AV                                                                     04/30/97
                           DE03XC241AV                                                                     05/27/97
                           DE03XC243AV                                                                     06/25/97
                           DE03XC246AV                                                                     06/23/97
                           DE03XC113BV                                                                     05/06/97
                           DE03XC024BV                                                                     10/14/97
                           DE03XC026AV                                                                     07/26/97
                           DE03XC028CV                                                                     08/26/97
                           DE03XC029AV                                                                     08/08/97
                           DE03XC030AV                                                                     10/28/97
                           DE03XC031AV                                                                     10/13/97
                           DE03XC032AV                                                                     10/29/97
                           DE03XC033BV                                                                     06/04/97
                           DE03XC035AV                                                                     06/10/97
                           DE03XC041AV                                                                     10/14/97
                           DE03XC047AV                                                                     08/20/97
                           DE03XC057AV                                                                     09/25/97
                           DE03XC062AV                                                                     12/09/97
                           DE03XC064AV                                                                     10/27/97
                           DE03XC070BV                                                                     08/22/97
                           DE03XC077AV                                                                     08/01/97
                           DE03XC078AV                                                                     09/18/97
                           DE03XC088AV                                                                     08/21/97
                           DE03XC089XV                                                                     01/05/98
                           DE03XC091AV                                                                     07/22/97
                           DE03XC093BV                                                                     10/20/97
                           DE03XC099AV                                                                     11/26/97
                           DE03XC101AV                                                                     01/12/98
                           DE03XC106AV                                                                     08/06/97
                           DE03XC108BV                                                                     08/21/97
                           DE03XC109AV                                                                     08/20/97
                           DE03XC110AV                                                                     10/07/97
                           DE03XC111AV                                                                     07/30/97
                           DE03XC114BV                                                                     08/29/97
                           DE03XC119AV                                                                     08/29/97
                           DE03XC121BV                                                                     01/05/98
                           DE03XC122AV                                                                     07/18/97
                           DE03XC123BV                                                                     10/21/97
                           DE03XC124BV                                                                     08/26/97
                           DE03XC125BV                                                                     10/20/97
                           DE03XC126AV                                                                     08/27/97
                           DE03XC128AV                                                                     09/19/97
                           DE03XC129BV                                                                     08/27/97
                           DE03XC135BV                                                                     09/08/97





                           DE03XC139AV                                                                     09/30/97
                           DE03XC148AV                                                                     10/04/97
                           DE03XC152BV                                                                     10/13/97
                           DE03XC165AV                                                                     10/02/97
                           DE03XC172AV                                                                     10/30/97
                           DE03XC175XV                                                                     09/15/97
                           DE03XC179AV                                                                     09/22/97
                           DE03XC187AV                                                                     09/30/97
                           DE03XC188BV                                                                     01/07/98
                           DE03XC190BV                                                                     11/21/97
                           DE03XC191BV                                                                     07/28/97
                           DE03XC192BV                                                                     06/20/97
                           DE03XC196AV                                                                     12/12/97
                           DE03XC201AV                                                                     08/06/97
                           DE03XC202AV                                                                     08/25/97
                           DE03XC203AV                                                                     09/12/97
                           DE03XC206BV                                                                     07/02/97
                           DE03XC207BV                                                                     10/29/97
                           DE03XC210AV                                                                     08/02/97
                           DE03XC212BV                                                                     10/01/97
                           DE03XC213AV                                                                     12/23/97
                           DE03XC215AV                                                                     09/02/97
                           DE03XC216AV                                                                     10/13/97
                           DE03XC219BV                                                                     07/27/97
                           DE03XC220AV                                                                     07/29/97
                           DE03XC222AV                                                                     10/01/97
                           DE03XC223BV                                                                     11/17/97
                           DE03XC226AV                                                                     07/30/97
                           DE03XC229AV                                                                     09/02/97
                           DE03XC232BV                                                                     09/08/97
                           DE03XC233AV                                                                     10/04/97
                           DE03XC236BV                                                                     10/30/97
                           DE03XC239AV                                                                     11/24/97
                           DE03XC244BV                                                                     08/25/97
                           DE03XC247AV                                                                     09/17/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              170

        Fresno              FS03XC256V                                                                     10/02/96
                            FS03XC257V                                                                     10/09/96
                            FS03XC259V                                                                     10/02/96
                            FS03XC260V                                                                     10/14/96
                            FS03XC261V                                                                     10/14/96
                            FS03XC263V                                                                     10/09/96





                            FS03XC264V                                                                     07/15/96
                            FS03XC265V                                                                     07/14/96
                            FS03XC266V                                                                     07/08/96
                            FS03XC267V                                                                     07/08/96
                            FS03XC271V                                                                     10/03/96
                            FS03XC272V                                                                     07/14/96
                            FS03XC273V                                                                     07/14/96
                            FS03XC274V                                                                     07/15/96
                            FS03XC275V                                                                     08/23/96
                            FS03XC276V                                                                     10/03/96
                            FS03XC278V                                                                     10/01/96
                            FS03XC279V                                                                     10/10/96
                            FS03XC283V                                                                     09/30/96
                            FS03XC284V                                                                     09/30/96
                            FS03XC285V                                                                     10/24/96
                            FS03XC286V                                                                     07/05/96
                            FS03XC287V                                                                     08/03/96
                            FS03XC288V                                                                     07/15/96
                            FS03XC291V                                                                     07/05/96
                            FS03XC292V                                                                     10/01/96
                            FS03XC293V                                                                     08/24/96
                       ---------------------------------------------------------------------------------------------------
                                                                                                              27

       Hartford             CT03XC001V                                                                     06/05/97
                            CT03XC002V                                                                     12/20/96
                            CT03XC004V                                                                     02/21/97
                            CT03XC010V                                                                     08/07/97
                            CT03XC012V                                                                     06/17/97
                            CT03XC013V                                                                     08/07/97
                            CT03XC018V                                                                     06/09/97
                            CT03XC025V                                                                     03/12/97
                            CT03XC026V                                                                     04/29/97
                            CT03XC034V                                                                     06/19/97
                            CT03XC042V                                                                     07/03/97
                            CT03XC045V                                                                     03/04/97
                            CT03XC046V                                                                     07/25/97
                            CT03XC051V                                                                     12/04/96
                            CT03XC053V                                                                     06/06/97
                            CT03XC054V                                                                     05/06/97
                            CT03XC055V                                                                     08/05/97
                            CT03XC056V                                                                     07/09/97
                            CT03XC057V                                                                     04/17/97
                            CT03XC058V                                                                     02/14/97





                            CT03XC060V                                                                     02/21/97
                            CT03XC061V                                                                     02/13/97
                            CT03XC062V                                                                     07/16/97
                            CT03XC063V                                                                     06/11/97
                            CT03XC064V                                                                     02/24/97
                            CT03XC065V                                                                     04/08/97
                            CT03XC066V                                                                     04/03/97
                            CT03XC067V                                                                     08/14/97
                            CT03XC069V                                                                     06/27/97
                            CT03XC070V                                                                     04/11/97
                            CT03XC074V                                                                     08/13/97
                            CT03XC075V                                                                     06/06/97
                            CT03XC076V                                                                     04/23/97
                            CT03XC078V                                                                     04/11/97
                            CT03XC081V                                                                     06/16/97
                            CT03XC082V                                                                     02/13/97
                            CT03XC083V                                                                     04/23/97
                            CT03XC084V                                                                     07/03/97
                            CT03XC086V                                                                     04/16/97
                            CT03XC090V                                                                     04/30/97
                            CT03XC091V                                                                     06/12/97
                            CT03XC092V                                                                     06/12/97
                           CT03XC093V*1                                                                    08/20/97
                            CT03XC095V                                                                     02/28/97
                            CT03XC096V                                                                     02/18/97
                            CT03XC097V                                                                     02/18/97
                            CT03XC098V                                                                     03/21/97
                            CT03XC104V                                                                     07/02/97
                            CT03XC111V                                                                     04/29/97
                            CT03XC120V                                                                     07/28/97
                            CT03XC153V                                                                     06/16/97
                            CT03XC157V                                                                     12/04/96
                            CT03XC162V                                                                     06/04/97
                            CT03XC168V                                                                     06/20/97
                            CT03XC169V                                                                     07/15/97
                            CT03XC201V                                                                     02/19/97
                            CT03XC202V                                                                     02/24/97
                            CT03XC204V                                                                     04/30/97
                            CT03XC206V                                                                     02/24/97
                            CT03XC220V                                                                     07/15/97
                           CT03XC221V*1                                                                    08/05/97
                            CT03XC223V                                                                     04/06/97
                            CT03XC224V                                                                     06/18/97





                            CT03XC227V                                                                     06/18/97
                            CT03XC251V                                                                     08/05/97
                            CT03XC325V                                                                     06/03/97
                            CT03XC326V                                                                     08/14/97
                            CT03XC331V                                                                     03/04/97
                            CT03XC332V                                                                     04/21/97
                            CT03XC340V                                                                     05/28/97
                            CT03XC341V                                                                     04/18/97
                            CT03XC348V                                                                     06/14/97
                            CT03XC352V                                                                     05/16/97
                            CT03XC355V                                                                     06/17/97
                            CT03XC366V                                                                     04/09/97
                            CT03XC370V                                                                     06/10/97
                            CT03XC372V                                                                     04/21/97
                            CT03XC378V                                                                     04/28/97
                            CT03XC381V                                                                     04/18/97
                            CT03XC003V                                                                     11/18/97
                            CT03XC006V                                                                     10/28/97
                            CT03XC007V                                                                     11/08/97
                            CT03XC008V                                                                     11/05/97
                            CT03XC009V                                                                     11/05/97
                            CT03XC011V                                                                     12/20/97
                            CT03XC021V                                                                     11/17/97
                            CT03XC038V                                                                     09/04/97
                            CT03XC039V                                                                     11/14/97
                            CT03XC040V                                                                     11/25/97
                            CT03XC043V                                                                     06/13/97
                            CT03XC044V                                                                     09/04/97
                            CT03XC049V                                                                     08/11/97
                            CT03XC071V                                                                     09/17/97
                            CT03XC088V                                                                     12/19/97
                            CT03XC106V                                                                     12/01/97
                           CT03XC151V*2                                                                    11/06/97
                            CT03XC156V                                                                     11/19/97
                            CT03XC171V                                                                     11/12/97
                            CT03XC172V                                                                     09/02/97
                            CT03XC181V                                                                     11/10/97
                            CT03XC205V                                                                     06/27/97
                            CT03XC208V                                                                     08/04/97
                           CT03XC211V*2                                                                    12/02/97
                            CT03XC225V                                                                     06/18/97
                            CT03XC226V                                                                     08/13/97
                            CT03XC229V                                                                     08/13/97





                            CT03XC327V                                                                     12/24/97
                            CT03XC334V                                                                     11/25/97
                            CT03XC337V                                                                     12/12/97
                           CT03XC349V*1                                                                    11/21/97
                            CT03XC350V                                                                     09/03/97
                            CT03XC353V                                                                     09/16/97
                            CT03XC371V                                                                     12/10/97
                            CT03XC376V                                                                     12/04/97
                            CT03XC377V                                                                     12/10/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              115

     Long Island            NY07XC519V                                                                     09/04/97
                            NY07XC619V                                                                     09/04/97
                            NY07XC622V                                                                     09/08/97
                            NY07XC646V                                                                     08/20/97
                            NY07XC701V                                                                     08/01/97
                            NY07XC702V                                                                     07/29/97
                            NY07XC705V                                                                     09/07/97
                            NY07XC706V                                                                     06/12/97
                            NY07XC707V                                                                     09/04/97
                            NY07XC708V                                                                     08/20/97
                            NY07XC711V                                                                     09/04/97
                            NY07XC714V                                                                     08/01/97
                            NY07XC715V                                                                     06/17/97
                            NY07XC716V                                                                     08/01/97
                            NY07XC723V                                                                     09/10/97
                            NY07XC728V                                                                     07/29/97
                            NY07XC731V                                                                     09/24/97
                            NY07XC733V                                                                     06/17/97
                            NY07XC735V                                                                     06/12/97
                            NY07XC736V                                                                     06/12/97
                            NY07XC737V                                                                     09/07/97
                            NY07XC740V                                                                     07/29/97
                            NY07XC741V                                                                     08/20/97
                            NY07XC746V                                                                     08/01/97
                            NY07XC748V                                                                     08/29/97
                            NY07XC749V                                                                     06/12/97
                            NY07XC750V                                                                     09/08/97
                            NY07XC753V                                                                     06/17/97
                            NY07XC754V                                                                     09/04/97
                            NY07XC755V                                                                     09/17/97
                            NY07XC756V                                                                     08/20/97
                            NY07XC764V                                                                     09/24/97





                            NY07XC766V                                                                     09/24/97
                            NY07XC768V                                                                     08/29/97
                            NY07XC769V                                                                     08/20/97
                            NY07XC771V                                                                     09/04/97
                            NY07XC773V                                                                     09/07/97
                            NY07XC774V                                                                     09/08/97
                            NY07XC776V                                                                     09/07/97
                            NY07XC777V                                                                     06/17/97
                            NY07XC778V                                                                     08/29/97
                            NY07XC784V                                                                     09/07/97
                            NY07XC787V                                                                     07/29/97
                            NY07XC604V                                                                     12/18/97
                            NY07XC703V                                                                     12/12/97
                            NY07XC713V                                                                     10/24/97
                            NY07XC770V                                                                     09/24/97
                            NY07XC782V                                                                     12/12/97
                            NY07XC783V                                                                     10/24/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              49

      Manhattan             NY04XC801V                                                                     01/24/97
                            NY04XC802V                                                                     01/14/97
                            NY04XC803V                                                                     01/15/97
                            NY04XC804V                                                                     01/21/97
                            NY04XC805V                                                                     01/17/97
                            NY04XC806V                                                                     01/21/97
                            NY04XC807V                                                                     01/07/97
                            NY04XC808V                                                                     01/31/97
                            NY04XC811V                                                                     01/21/97
                            NY04XC812V                                                                     01/21/97
                            NY04XC813V                                                                     01/16/97
                            NY04XC816V                                                                     12/30/96
                            NY04XC817V                                                                     01/10/97
                            NY04XC818V                                                                     01/16/97
                            NY04XC820V                                                                     02/20/97
                            NY04XC830V                                                                     03/20/97
                            NY04XC831V                                                                     01/07/97
                            NY04XC832V                                                                     03/05/97
                            NY04XC833V                                                                     04/13/97
                            NY04XC834V                                                                     02/13/97
                            NY04XC835V                                                                     01/10/97
                            NY04XC837V                                                                     02/18/97
                            NY04XC838V                                                                     01/13/97
                            NY04XC839V                                                                     01/29/97





                            NY04XC840V                                                                     01/22/97
                            NY04XC842V                                                                     02/17/97
                            NY04XC843V                                                                     03/01/97
                            NY04XC844V                                                                     02/23/97
                            NY04XC845V                                                                     01/14/97
                            NY04XC850V                                                                     01/31/97
                            NY04XC851V                                                                     03/01/97
                            NY04XC852V                                                                     03/28/97
                            NY04XC853V                                                                     03/27/97
                            NY04XC854V                                                                     02/13/97
                            NY04XC856V                                                                     02/20/97
                            NY04XC857V                                                                     02/17/97
                            NY04XC859V                                                                     03/13/97
                            NY04XC860V                                                                     01/16/97
                            NY04XC865V                                                                     01/10/97
                            NY04XC866V                                                                     01/31/97
                            NY04XC867V                                                                     03/20/97
                            NY04XC868V                                                                     03/13/97
                            NY04XC869V                                                                     02/01/97
                            NY04XC870V                                                                     02/05/97
                            NY04XC871V                                                                     01/14/97
                            NY04XC872V                                                                     01/16/97
                            NY04XC875V                                                                     01/28/97
                            NY04XC877V                                                                     01/22/97
                            NY04XC880V                                                                     01/24/97
                            NY04XC881V                                                                     03/20/97
                            NY04XC882V                                                                     01/13/97
                            NY04XC888V                                                                     01/17/97
                            NY04XC891V                                                                     01/22/97
                            NY04XC893V                                                                     03/20/97
                            NY04XC894V                                                                     01/28/97
                            NY04XC895V                                                                     01/07/97
                            NY04XC898V                                                                     01/22/97
                            NY04XC809v                                                                     05/06/97
                            NY04XC810v                                                                     06/06/97
                            NY04XC814v                                                                     05/08/97
                            NY04XC824v                                                                     04/18/97
                            NY04XC836v                                                                     04/08/97
                            NY04XC846v                                                                     04/18/97
                            NY04XC855v                                                                     04/18/97
                            NY04XC862v                                                                     05/02/97
                            NY14XC923v                                                                     11/14/97
                            NY14XC922v                                                                     10/08/97





                            NY14XC925v                                                                     12/18/97
                            NY14XC926v                                                                     11/15/97
                            NY14XC927v                                                                     11/20/97
                            NY14XC929v                                                                     11/20/97
                            NY04XC821V                                                                     01/31/97
                            NY04XC822V                                                                     01/29/97
                            NY04XC823V                                                                     01/31/97
                            NY04XC825V                                                                     02/03/97
                            NY04XC826V                                                                     02/11/97
                            NY04XC827V                                                                     02/11/97
                            NY04XC828V                                                                     03/03/97
                            NY04XC829V                                                                     03/03/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              79

      Milwaukee             ML03XC104V                                                                     06/27/96
                            ML03XC105V                                                                     10/17/96
                            ML03XC106V                                                                     10/28/96
                            ML03XC108V                                                                     09/26/96
                            ML03XC109V                                                                     07/29/96
                            ML03XC110V                                                                     09/20/96
                            ML03XC111V                                                                     09/25/96
                            ML03XC112V                                                                     09/25/96
                            ML03XC117V                                                                     11/07/96
                            ML03XC119V                                                                     09/16/96
                            ML03XC120V                                                                     09/10/96
                            ML03XC121V                                                                     10/21/96
                            ML03XC122V                                                                     07/31/96
                            ML03XC124V                                                                     08/22/96
                            ML03XC127V                                                                     09/03/96
                            ML03XC128V                                                                     10/02/96
                            ML03XC129V                                                                     08/15/96
                            ML03XC131V                                                                     09/19/96
                            ML03XC132V                                                                     11/04/96
                            ML03XC133V                                                                     09/20/96
                            ML03XC134V                                                                     07/31/96
                            ML03XC137V                                                                     09/18/96
                            ML03XC144V                                                                     11/05/96
                            ML03XC147V                                                                     09/13/96
                            ML03XC149V                                                                     11/27/96
                            ML03XC150V                                                                     09/13/96
                            ML03XC153V                                                                     11/15/96
                            ML03XC155V                                                                     09/24/96
                            ML03XC160V                                                                     10/31/96





                            ML03XC162V                                                                     11/04/96
                            ML03XC170V                                                                     11/15/96
                            ML03XC172V                                                                     10/29/96
                            ML03XC173V                                                                     11/06/96
                            ML03XC174V                                                                     10/29/96
                            ML03XC175V                                                                     11/08/96
                            ML03XC205V                                                                     03/22/97
                            ML03XC206V                                                                     11/25/96
                            ML03XC211V                                                                     09/16/96
                            ML03XC219V                                                                     09/27/96
                            ML03XC220V                                                                     11/01/96
                            ML03XC223V                                                                     11/05/96
                            ML03XC240V                                                                     12/02/96
                            ML03XC255V                                                                     12/04/96
                            ML03XC276V                                                                     11/20/96
                            ML03XC302V                                                                     09/19/96
                            ML03XC303V                                                                     11/01/96
                            ML03XC304V                                                                     08/23/96
                            ML03XC307V                                                                     11/08/96
                            ML03XC507V                                                                     11/15/96
                            ML03XC510V                                                                     11/08/96
                            ML03XC512V                                                                     12/09/96
                            ML03XC515V                                                                     08/30/96
                            ML03XC517V                                                                     10/18/96
                       ---------------------------------------------------------------------------------------------------
                                                                                                              53

    New Hamp/Maine          NM03XC001V                                                                     02/21/97
                            NM03XC002V                                                                     03/04/97
                            NM03XC003V                                                                     03/04/97
                            NM03XC004V                                                                     02/25/97
                            NM03XC005V                                                                     03/25/97
                            NM03XC006V                                                                     01/23/97
                            NM03XC007V                                                                     03/03/97
                            NM03XC008V                                                                     01/22/97
                            NM03XC010V                                                                     01/14/97
                            NM03XC011V                                                                     03/11/97
                            NM03XC013V                                                                     12/23/96
                            NM03XC014V                                                                     03/10/97
                            NM03XC015V                                                                     03/15/97
                            NM03XC017V                                                                     04/22/97
                            NM03XC019V                                                                     03/08/97
                            NM03XC020V                                                                     02/12/97
                            NM03XC021V                                                                     03/06/97





                            NM03XC022V                                                                     01/29/97
                            NM03XC023V                                                                     03/06/97
                            NM03XC024V                                                                     02/28/97
                            NM03XC025V                                                                     03/13/97
                            NM03XC026V                                                                     02/28/97
                            NM03XC027V                                                                     09/16/96
                            NM03XC028V                                                                     02/24/97
                            NM03XC029V                                                                     01/31/97
                            NM03XC037V                                                                     02/24/97
                            NM03XC039V                                                                     02/26/97
                            NM03XC040V                                                                     03/05/97
                            NM03XC041V                                                                     02/19/97
                            NM03XC042V                                                                     10/21/96
                            NM03XC043V                                                                     01/16/97
                            NM03XC044V                                                                     02/04/97
                            NM03XC045V                                                                     02/06/97
                            NM03XC047V                                                                     03/07/97
                            NM03XC048V                                                                     03/14/97
                            NM03XC049V                                                                     03/03/97
                            NM03XC050V                                                                     03/14/97
                            NM03XC052V                                                                     03/21/97
                            NM03XC053V                                                                     03/12/97
                            NM03XC056V                                                                     02/27/97
                            NM03XC057V                                                                     03/17/97
                            NM03XC058V                                                                     02/03/97
                            NM03XC069V                                                                     10/30/96
                            NM03XC059V                                                                     01/30/97
                            NM03XC060V                                                                     10/02/96
                            NM03XC061V                                                                     03/20/97
                            NM03XC062V                                                                     02/05/97
                            NM03XC065V                                                                     12/19/96
                            NM03XC066V                                                                     03/17/97
                            NM03XC067V                                                                     08/06/96
                            NM03XC068V                                                                     03/18/97
                            NM03XC070V                                                                     02/13/97
                            NM03XC071V                                                                     02/13/97
                            NM03XC072V                                                                     03/01/97
                            NM03XC009V                                                                     10/28/97
                            NM03XC012V                                                                     04/24/97
                            NM03XC016V                                                                     09/22/97
                            NM03XC038V                                                                     10/22/97
                            NM03XC046V                                                                     09/27/97
                            NM03XC051V                                                                     07/29/97





                            NM03XC054V                                                                     11/07/97
                            NM03XC055V                                                                     05/29/97
                            NM03XC063V                                                                     05/21/97
                            NM03XC073V                                                                     07/29/97
                            NM03XC074V                                                                     03/19/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              65

      New Jersey            NY03XC001V                                                                     07/03/97
                            NY03XC003V                                                                     06/12/97
                            NY03XC008V                                                                     07/25/97
                            NY03XC009V                                                                     09/05/97
                            NY03XC010V                                                                     09/05/97
                            NY03XC013V                                                                     09/09/97
                            NY03XC018V                                                                     07/18/97
                            NY03XC021V                                                                     08/30/97
                            NY03XC022V                                                                     09/05/97
                            NY03XC023V                                                                     09/03/97
                            NY03XC024V                                                                     09/05/97
                            NY03XC027V                                                                     06/18/97
                            NY03XC035V                                                                     09/10/97
                            NY03XC040V                                                                     06/13/97
                            NY03XC041V                                                                     08/29/97
                            NY03XC042V                                                                     06/13/97
                            NY03XC043V                                                                     07/25/97
                            NY03XC044V                                                                     09/09/97
                            NY03XC046V                                                                     08/08/97
                            NY03XC050V                                                                     06/20/97
                            NY03XC055V                                                                     09/06/97
                            NY03XC057V                                                                     09/12/97
                            NY03XC060V                                                                     09/06/97
                            NY03XC072V                                                                     06/20/97
                            NY03XC074V                                                                     09/12/97
                            NY03XC075V                                                                     09/10/97
                            NY03XC077V                                                                     09/06/97
                            NY03XC078V                                                                     09/09/97
                            NY03XC081V                                                                     09/03/97
                            NY03XC083V                                                                     09/03/97
                            NY03XC094V                                                                     09/03/97
                            NY03XC096V                                                                     09/03/97
                            NY03XC098V                                                                     09/12/97
                            NY03XC100V                                                                     09/03/97
                            NY03XC104V                                                                     09/06/97
                            NY03XC105V                                                                     09/06/97





                            NY03XC107V                                                                     09/06/97
                            NY03XC108V                                                                     09/06/97
                            NY03XC109V                                                                     09/12/97
                            NY03XC111V                                                                     09/06/97
                            NY03XC112V                                                                     06/18/97
                            NY03XC113V                                                                     09/06/97
                            NY03XC114V                                                                     09/10/97
                            NY03XC119V                                                                     09/08/97
                            NY03XC126V                                                                     06/13/97
                            NY03XC127V                                                                     09/10/97
                            NY03XC133V                                                                     08/27/97
                            NY03XC134V                                                                     09/03/97
                            NY03XC138V                                                                     08/30/97
                            NY03XC139V                                                                     08/29/97
                            NY03XC141V                                                                     08/29/97
                            NY03XC143V                                                                     09/30/97
                            NY03XC144V                                                                     09/12/97
                            NY03XC146V                                                                     08/30/97
                            NY03XC147V                                                                     08/30/97
                            NY03XC154V                                                                     09/04/96
                            NY03XC156V                                                                     07/18/97
                            NY03XC158V                                                                     08/29/97
                            NY03XC181V                                                                     08/08/97
                            NY03XC261V                                                                     09/08/97
                            NY03XC183V                                                                     08/15/97
                            NY03XC184V                                                                     07/03/97
                            NY03XC186V                                                                     07/25/97
                            NY03XC188V                                                                     08/15/97
                            NY03XC189V                                                                     08/08/97
                            NY03XC190V                                                                     07/03/97
                            NY03XC195V                                                                     09/06/97
                            NY03XC201V                                                                     09/09/97
                            NY03XC214V                                                                     08/15/97
                            NY03XC243V                                                                     09/09/97
                            NY03XC244V                                                                     09/09/97
                            NY03XC250V                                                                     08/27/97
                            NY03XC251V                                                                     10/01/97
                            NY03XC253V                                                                     09/03/97
                            NY03XC263V                                                                     08/27/97
                              BIL1#1                                                                       11/25/97
                            NY03XC032V                                                                     12/13/97
                            NY03XC059V                                                                     10/06/97
                            NY03XC071V                                                                     12/09/97





                            NY03XC082V                                                                     10/01/97
                            NY03XC088V                                                                     10/06/97
                            NY03XC092V                                                                     12/23/97
                            NY03XC095V                                                                     12/23/97
                            NY03XC097V                                                                     10/01/97
                            NY03XC101V                                                                     12/09/97
                            NY03XC103V                                                                     12/09/97
                            NY03XC140V                                                                     12/16/97
                            NY03XC187V                                                                     12/19/97
                            NY03XC197V                                                                     12/08/97
                            NY03XC212V                                                                     10/17/97
                            NY03XC242V                                                                     11/24/97
                            NY03XC260V                                                                     12/13/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              92

     New York BBQ           NY04XC300V                                                                     02/06/97
                            NY04XC301V                                                                     02/04/97
                            NY04XC302V                                                                     02/14/97
                            NY04XC303V                                                                     02/24/97
                            NY04XC304V                                                                     02/06/97
                            NY04XC306V                                                                     02/14/97
                            NY04XC307V                                                                     02/06/97
                            NY04XC309V                                                                     02/07/97
                            NY04XC311V                                                                     02/07/97
                            NY04XC312V                                                                     02/14/97
                            NY04XC313V                                                                     02/14/97
                            NY04XC314V                                                                     02/23/97
                            NY04XC315V                                                                     02/14/97
                            NY04XC316V                                                                     02/06/97
                            NY04XC317V                                                                     02/07/97
                            NY04XC319V                                                                     02/23/97
                            NY04XC320V                                                                     03/13/97
                            NY04XC321V                                                                     03/13/97
                            NY04XC322V                                                                     02/14/97
                            NY04XC324V                                                                     02/06/97
                            NY04XC501V                                                                     03/05/97
                            NY04XC502V                                                                     02/25/97
                            NY04XC504V                                                                     02/12/97
                            NY04XC505V                                                                     03/13/97
                            NY04XC507V                                                                     03/19/97
                            NY04XC508V                                                                     02/18/97
                            NY04XC509V                                                                     02/25/97
                            NY04XC510V                                                                     02/22/97
                            NY04XC511V                                                                     02/18/97





                            NY04XC512V                                                                     02/19/97
                            NY04XC513V                                                                     02/15/97
                            NY04XC514V                                                                     02/19/97
                            NY04XC518V                                                                     02/19/97
                            NY04XC520V                                                                     02/19/97
                            NY04XC521V                                                                     02/25/97
                            NY04XC522V                                                                     02/19/97
                            NY04XC523V                                                                     02/15/97
                            NY04XC525V                                                                     02/13/97
                            NY04XC527V                                                                     02/22/97
                            NY04XC528V                                                                     02/08/97
                            NY04XC529V                                                                     02/22/97
                            NY04XC530V                                                                     03/12/97
                            NY04XC531V                                                                     02/18/97
                            NY04XC533V                                                                     02/28/97
                            NY04XC540V                                                                     02/16/97
                            NY04XC544V                                                                     02/24/97
                            NY04XC601V                                                                     02/21/97
                            NY04XC603V                                                                     02/05/97
                            NY04XC607V                                                                     02/12/97
                            NY04XC609V                                                                     02/12/97
                            NY04XC610V                                                                     03/10/97
                            NY04XC614V                                                                     02/21/97
                            NY04XC615V                                                                     02/20/97
                            NY04XC617V                                                                     02/05/97
                            NY04XC618V                                                                     02/17/97
                            NY04XC620V                                                                     02/24/97
                            NY04XC621V                                                                     02/21/97
                            NY04XC623V                                                                     02/20/97
                            NY04XC624V                                                                     02/05/97
                            NY04XC625V                                                                     02/12/97
                            NY04XC626V                                                                     02/17/97
                            NY04XC628V                                                                     02/20/97
                            NY04XC631V                                                                     02/21/97
                            NY04XC633V                                                                     02/13/97
                            NY04XC634V                                                                     03/19/97
                            NY04XC636V                                                                     03/11/97
                            NY04XC637V                                                                     02/12/97
                            NY04XC639V                                                                     03/10/97
                            NY04XC640V                                                                     02/15/97
                            NY04XC641V                                                                     02/17/97
                            NY04XC642V                                                                     02/08/97
                            NY04XC644V                                                                     02/28/97





                            NY04XC645V                                                                     02/08/97
                            NY04XC647V                                                                     03/19/97
                            NY04XC648V                                                                     02/21/97
                            NY04XC649V                                                                     03/15/97
                            NY04XC652V                                                                     03/13/97
                            NY04XC653V                                                                     02/05/97
                            NY04XC655V                                                                     02/28/97
                            NY04XC656V                                                                     02/08/97
                            NY04XC848V                                                                     02/07/97
                            NY04XC849V                                                                     02/04/97
                            NY05XC029V                                                                     04/30/97
                            NY05XC125V                                                                     11/09/97
                            NY05XC120V                                                                     05/06/97
                            NY05XC122V                                                                     09/08/97
                            NY05XC123V                                                                     06/08/97
                            NY05XC124V                                                                     05/23/97
                            NY05XC215V                                                                     05/06/97
                            NY05XC305V                                                                     05/08/97
                            NY05XC310V                                                                     08/22/97
                            NY05XC318V                                                                     04/08/97
                            NY05XC323V                                                                     06/07/97
                            NY05XC506V                                                                     07/09/97
                            NY05XC515V                                                                     05/14/97
                            NY05XC516V                                                                     07/09/97
                            NY05XC517V                                                                     12/08/97
                            NY05XC524V                                                                     05/02/97
                            NY05XC536V                                                                     05/14/97
                            NY05XC538V                                                                     08/01/97
                            NY05XC541V                                                                     05/14/97
                            NY05XC543V                                                                     04/07/97
                            NY05XC606V                                                                     11/14/97
                            NY05XC608V                                                                     05/13/97
                            NY05XC612V                                                                     07/09/97
                            NY05XC627V                                                                     04/07/97
                            NY05XC629V                                                                     04/07/97
                            NY05XC632V                                                                     06/26/97
                            NY05XC635V                                                                     07/18/97
                            NY05XC638V                                                                     06/26/97
                            NY15XC503V                                                                     11/15/97
                            NY15XC545V                                                                     12/11/97
                            NY15XC546V                                                                     12/11/97
                            NY15XC549V                                                                     11/21/97
                            NY15XC657V                                                                     11/21/97





                            NY15XC658V                                                                     11/15/97
                            NY15XC659V                                                                     11/21/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              117

     Philadelphia           PL03XC001V                                                                     01/28/97
                            PL03XC002V                                                                     02/24/97
                            PL03XC003V                                                                     11/26/96
                            PL03XC004V                                                                     11/25/96
                            PL03XC005V                                                                     02/22/97
                            PL03XC006V                                                                     11/02/96
                            PL03XC007V                                                                     12/18/96
                            PL03XC008V                                                                     01/22/97
                            PL03XC009V                                                                     10/29/96
                            PL03XC011V                                                                     12/16/96
                            PL03XC012V                                                                     12/16/96
                            PL03XC013V                                                                     02/24/97
                            PL03XC014V                                                                     12/19/96
                            PL03XC015V                                                                     09/19/96
                            PL03XC016V                                                                     02/21/97
                            PL03XC017V                                                                     01/04/97
                            PL03XC018V                                                                     02/03/97
                            PL03XC019V                                                                     12/27/96
                            PL03XC021V                                                                     01/30/97
                            PL03XC022V                                                                     02/22/97
                            PL03XC026V                                                                     12/11/96
                            PL03XC028V                                                                     02/17/97
                            PL03XC030V                                                                     12/19/96
                            PL03XC031V                                                                     02/26/97
                            PL03XC032V                                                                     02/17/97
                            PL03XC033V                                                                     02/06/97
                            PL03XC034V                                                                     11/23/96
                            PL03XC035V                                                                     02/21/97
                            PL03XC036V                                                                     02/12/97
                            PL03XC037V                                                                     02/11/97
                            PL03XC038V                                                                     09/20/96
                            PL03XC039V                                                                     02/12/97
                            PL03XC042V                                                                     01/28/97
                            PL03XC046V                                                                     02/14/97
                            PL03XC047V                                                                     02/27/97
                            PL03XC049V                                                                     02/26/97
                            PL03XC050V                                                                     02/27/97
                            PL03XC051V                                                                     02/28/97
                            PL03XC058V                                                                     02/14/97
                            PL03XC059V                                                                     02/26/97





                            PL03XC068V                                                                     02/12/97
                            PL03XC069V                                                                     02/21/97
                            PL03XC071V                                                                     02/26/97
                            PL03XC072V                                                                     02/10/97
                            PL03XC074V                                                                     02/19/97
                            PL03XC075V                                                                     02/27/97
                            PL03XC076V                                                                     01/16/97
                            PL03XC078V                                                                     02/28/97
                            PL03XC079V                                                                     02/27/97
                            PL03XC080V                                                                     12/31/96
                            PL03XC081V                                                                     01/29/97
                            PL03XC082V                                                                     02/15/97
                            PL03XC084V                                                                     02/28/97
                            PL03XC085V                                                                     02/28/97
                            PL03XC086V                                                                     03/04/97
                            PL03XC090V                                                                     02/21/97
                            PL03XC099V                                                                     02/28/97
                            PL03XC101V                                                                     02/24/97
                            PL03XC108V                                                                     02/06/97
                            PL03XC120V                                                                     03/14/97
                            PL03XC121V                                                                     02/18/97
                            PL03XC122V                                                                     02/11/97
                            PL03XC123V                                                                     02/11/97
                            PL03XC124V                                                                     12/11/96
                            PL03XC125V                                                                     03/03/97
                            PL03XC127V                                                                     02/22/97
                            PL03XC128V                                                                     03/01/97
                            PL03XC129V                                                                     12/13/96
                            PL03XC131V                                                                     12/27/96
                            PL03XC132V                                                                     02/28/97
                            PL03XC133V                                                                     12/17/96
                            PL03XC135V                                                                     02/27/97
                            PL03XC136V                                                                     02/19/97
                            PL03XC137V                                                                     02/20/97
                            PL03XC138V                                                                     12/30/96
                            PL03XC140V                                                                     03/05/97
                            PL03XC144V                                                                     02/10/97
                            PL03XC148V                                                                     02/28/97
                            PL03XC149V                                                                     02/26/97
                            PL03XC150V                                                                     02/28/97
                            PL03XC151V                                                                     12/02/96
                            PL03XC152V                                                                     02/26/97
                            PL03XC153V                                                                     02/27/97





                            PL03XC154V                                                                     01/30/97
                            PL03XC157V                                                                     12/23/96
                            PL03XC159V                                                                     01/15/97
                            PL03XC160V                                                                     12/17/96
                            PL03XC162V                                                                     02/28/97
                            PL03XC163V                                                                     02/06/97
                            PL03XC165V                                                                     02/28/97
                            PL03XC168V                                                                     01/30/97
                            PL03XC170V                                                                     02/24/97
                            PL03XC171V                                                                     02/13/97
                            PL03XC179V                                                                     02/24/97
                            PL03XC183V                                                                     03/14/97
                            PL03XC196V                                                                     02/14/97
                            PL03XC197V                                                                     11/22/96
                            PL03XC198V                                                                     01/09/97
                            PL03XC200V                                                                     02/13/97
                            PL03XC029V                                                                     05/14/97
                            PL03XC203V                                                                     02/20/97
                            PL03XC207V                                                                     03/07/97
                            PL03XC209V                                                                     05/20/96
                            PL03XC219V                                                                     02/05/97
                            PL03XC223V                                                                     03/04/97
                            PL03XC224V                                                                     03/20/97
                            PL03XC225V                                                                     01/31/97
                            PL03XC226V                                                                     02/03/97
                            PL03XC229V                                                                     02/04/97
                            PL03XC232V                                                                     03/06/97
                            PL03XC234V                                                                     03/06/97
                            PL03XC236V                                                                     02/26/97
                            PL03XC237V                                                                     03/14/97
                            PL03XC239V                                                                     02/26/97
                            PL03XC247V                                                                     12/19/96
                            PL03XC248V                                                                     02/13/97
                            PL03XC250V                                                                     01/19/97
                            PL03XC251V                                                                     02/28/97
                            PL03XC258V                                                                     02/27/97
                            PL03XC259V                                                                     02/21/97
                            PL03XC263V                                                                     02/25/97
                            PL03XC024V                                                                     04/15/97
                            PL03XC027V                                                                     03/13/97
                            PL03XC043V                                                                     09/02/97
                            PL03XC044V                                                                     10/23/97
                            PL03XC052V                                                                     10/24/97





                            PL03XC055V                                                                     05/14/97
                            PL03XC057V                                                                     05/14/97
                            PL03XC064V                                                                     09/18/97
                            PL03XC066V                                                                     03/31/97
                            PL03XC077V                                                                     03/20/97
                            PL03XC083V                                                                     03/14/97
                            PL03XC093V                                                                     05/08/97
                            PL03XC096V                                                                     10/28/97
                            PL03XC097V                                                                     10/28/97
                            PL03XC100V                                                                     09/30/97
                            PL03XC105V                                                                     06/25/97
                            PL03XC107V                                                                     10/22/97
                            PL03XC113V                                                                     03/21/97
                            PL03XC114V                                                                     12/26/97
                            PL03XC116V                                                                     04/21/97
                            PL03XC134V                                                                     10/22/97
                            PL03XC141V                                                                     04/17/97
                            PL03XC142V                                                                     06/20/97
                            PL03XC143V                                                                     06/20/97
                            PL03XC145V                                                                     12/15/97
                            PL03XC146V                                                                     06/16/97
                            PL03XC155V                                                                     09/02/97
                            PL03XC156V                                                                     07/01/97
                            PL03XC158V                                                                     03/26/97
                            PL03XC161V                                                                     06/27/97
                            PL03XC164V                                                                     11/25/97
                            PL03XC166V                                                                     03/26/97
                            PL03XC167V                                                                     10/23/97
                            PL03XC172V                                                                     06/03/97
                            PL03XC173V                                                                     05/28/97
                            PL03XC174V                                                                     10/13/97
                            PL03XC175V                                                                     03/21/97
                            PL03XC176V                                                                     06/20/97
                            PL03XC177V                                                                     09/30/97
                            PL03XC182V                                                                     08/25/97
                            PL03XC187V                                                                     10/24/97
                            PL03XC202V                                                                     09/25/97
                            PL03XC205V                                                                     04/15/97
                            PL03XC206V                                                                     11/20/97
                            PL03XC214V                                                                     07/16/97
                            PL03XC215V                                                                     08/06/97
                            PL03XC216V                                                                     12/05/97
                            PL03XC227V                                                                     03/21/97





                            PL03XC230V                                                                     04/10/97
                            PL03XC233V                                                                     10/24/97
                            PL03XC243V                                                                     09/16/97
                            PL03XC244V                                                                     05/20/97
                            PL03XC245V                                                                     05/20/97
                            PL03XC246V                                                                     07/08/97
                            PL03XC249V                                                                     09/22/97
                            PL03XC252V                                                                     12/23/97
                            PL03XC253V                                                                     06/20/97
                            PL03XC255V                                                                     05/17/97
                            PL03XC256V                                                                     11/21/97
                            PL03XC265V                                                                     12/15/97
                            PL01XC094V                                                                     01/09/98
                            PL01XC102V                                                                     12/26/97
                            PL01XC192V                                                                     01/09/98
                            PL01XC268V                                                                     01/05/98
                            PL01XC270V                                                                     12/12/98
                       ---------------------------------------------------------------------------------------------------
                                                                                                              186

       Phoenix              PH03XC001V                                                                     02/08/97
                            PH03XC002V                                                                     01/13/97
                            PH03XC003V                                                                     03/03/97
                            PH03XC004V                                                                     04/25/97
                            PH03XC005V                                                                     03/06/97
                            PH03XC007V                                                                     03/10/97
                            PH03XC008V                                                                     04/10/97
                            PH03XC012V                                                                     04/14/97
                            PH03XC013V                                                                     03/10/97
                            PH03XC014V                                                                     01/10/97
                            PH03XC015V                                                                     01/04/97
                            PH03XC037V                                                                     04/17/97
                            PH03XC038V                                                                     03/11/97
                            PH03XC039V                                                                     04/08/97
                            PH03XC040V                                                                     03/07/97
                            PH03XC041V                                                                     05/02/97
                            PH03XC042V                                                                     04/11/97
                            PH03XC045V                                                                     03/24/97
                            PH03XC046V                                                                     04/09/97
                            PH03XC047V                                                                     04/29/97
                            PH03XC048V                                                                     04/28/97
                            PH03XC051V                                                                     04/28/97
                            PH03XC049V                                                                     04/10/97
                            PH03XC050V                                                                     04/21/97





                            PH03XC052V                                                                     05/28/97
                            PH03XC053V                                                                     04/16/97
                            PH03XC054V                                                                     04/22/97
                            PH03XC055V                                                                     03/27/97
                            PH03XC056V                                                                     04/15/97
                            PH03XC060V                                                                     03/24/97
                            PH03XC061V                                                                     04/29/97
                            PH03XC062V                                                                     05/06/97
                            PH03XC063V                                                                     04/22/97
                            PH03XC078V                                                                     03/27/97
                            PH03XC079V                                                                     03/25/97
                            PH03XC080V                                                                     03/06/97
                            PH03XC081V                                                                     03/04/97
                            PH03XC082V                                                                     04/18/97
                            PH03XC083V                                                                     05/01/97
                            PH03XC084V                                                                     05/01/97
                            PH03XC085V                                                                     04/17/97
                            PH03XC086V                                                                     03/04/97
                            PH03XC087V                                                                     03/01/97
                            PH03XC091V                                                                     04/23/97
                            PH03XC092V                                                                     03/10/97
                            PH03XC093V                                                                     04/18/97
                            PH03XC094V                                                                     05/02/97
                            PH03XC095V                                                                     04/22/97
                            PH03XC096V                                                                     04/02/97
                            PH03XC097V                                                                     04/07/97
                            PH03XC098V                                                                     03/07/97
                            PH03XC099V                                                                     04/23/97
                            PH03XC100V                                                                     04/04/97
                            PH03XC101V                                                                     04/10/97
                            PH03XC102V                                                                     04/28/97
                            PH03XC103V                                                                     03/20/97
                            PH03XC179V                                                                     05/23/97
                            PH03XC104V                                                                     03/26/97
                            PH03XC106V                                                                     12/12/96
                            PH03XC107V                                                                     04/09/97
                            PH03XC108V                                                                     04/14/97
                            PH03XC109V                                                                     04/07/97
                            PH03XC111V                                                                     04/09/97
                            PH03XC112V                                                                     04/10/97
                            PH03XC114V                                                                     02/27/97
                            PH03XC115V                                                                     04/29/97
                            PH03XC120V                                                                     02/27/97





                            PH03XC121V                                                                     03/27/97
                            PH03XC122V                                                                     03/25/97
                            PH03XC123V                                                                     03/04/97
                            PH03XC126V                                                                     02/26/97
                            PH03XC127V                                                                     04/01/97
                            PH03XC129V                                                                     04/11/97
                            PH03XC130V                                                                     05/22/97
                            PH03XC131V                                                                     04/26/97
                            PH03XC132V                                                                     04/10/97
                            PH03XC133V                                                                     05/23/97
                            PH03XC135V                                                                     04/26/97
                            PH03XC136V                                                                     04/03/97
                            PH03XC137V                                                                     04/11/97
                            PH03XC138V                                                                     04/10/97
                            PH03XC139V                                                                     02/26/97
                            PH03XC141V                                                                     04/14/97
                            PH03XC142V                                                                     05/02/97
                            PH03XC143V                                                                     03/14/97
                            PH03XC144V                                                                     02/24/97
                            PH03XC145V                                                                     04/04/97
                            PH03XC146V                                                                     05/02/97
                            PH03XC147V                                                                     02/24/97
                            PH03XC148V                                                                     04/17/97
                            PH03XC149V                                                                     04/15/97
                            PH03XC150V                                                                     05/01/97
                            PH03XC151V                                                                     04/14/97
                            PH03XC152V                                                                     04/15/97
                            PH03XC153V                                                                     02/24/97
                            PH03XC156V                                                                     04/18/97
                            PH03XC159V                                                                     05/02/97
                            PH03XC160V                                                                     04/24/97
                            PH03XC161V                                                                     03/26/97
                            PH03XC166V                                                                     04/30/97
                            PH03XC168V                                                                     04/10/97
                            PH03XC169V                                                                     04/29/97
                            PH03XC170V                                                                     04/29/97
                            PH03XC171V                                                                     04/26/97
                            PH03XC172V                                                                     02/25/97
                            PH03XC173V                                                                     04/25/97
                            PH03XC174V                                                                     04/17/97
                            PH03XC177V                                                                     05/01/97
                            PH03XC182V                                                                     06/06/97
                            PH03XC184V                                                                     04/29/97





                            PH03XC193V                                                                     04/26/97
                            PH03XC194V                                                                     02/01/97
                            PH03XC200V                                                                     04/22/97
                            PH03XC201V                                                                     02/15/97
                            PH03XC236V                                                                     04/28/97
                            PH03XC245V                                                                     04/22/97
                            PH03XC246V                                                                     05/01/97
                            PH03XC057V                                                                     09/24/97
                            PH03XC090V                                                                     10/23/97
                            PH03XC105V                                                                     07/18/97
                            PH03XC125V                                                                     10/28/97
                            PH03XC165V                                                                     10/23/97
                            PH03XC175V                                                                     10/23/97
                            PH03XC178V                                                                     10/24/97
                            PH03XC181V                                                                     11/04/97
                            PH03XC186V                                                                     10/27/97
                            PH03XC235V                                                                     10/28/97
                            PH03XC242V                                                                     11/01/97
                            PH03XC247V                                                                     12/19/97
                            PH03XC248V                                                                     11/24/97
                            PH03XC249V                                                                     12/19/97
                            PH03XC250V                                                                     09/19/97
                            PH03XC252V                                                                     10/23/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              133

      Pittsburgh            PT03XC002V                                                                     09/12/96
                            PT03XC003V                                                                     11/08/96
                            PT03XC008V                                                                     12/05/96
                            PT03XC009V                                                                     11/19/96
                            PT03XC012V                                                                     11/07/96
                            PT03XC013V                                                                     11/04/96
                            PT03XC014V                                                                     11/22/96
                            PT03XC015V                                                                     11/22/96
                            PT03XC016V                                                                     11/29/96
                            PT03XC017V                                                                     11/22/96
                            PT03XC018V                                                                     11/26/96
                            PT03XC019V                                                                     11/20/96
                            PT03XC020V                                                                     08/29/96
                            PT03XC023V                                                                     09/12/96
                            PT03XC024V                                                                     11/06/96
                            PT03XC025V                                                                     10/18/96
                            PT03XC026V                                                                     11/07/96
                            PT03XC027V                                                                     11/16/96





                            PT03XC031V                                                                     10/31/96
                            PT03XC028V                                                                     11/20/96
                            PT03XC029V                                                                     09/13/96
                            PT03XC034V                                                                     11/19/96
                            PT03XC037V                                                                     11/30/96
                            PT03XC038V                                                                     11/04/96
                            PT03XC041V                                                                     10/29/96
                            PT03XC043V                                                                     06/26/96
                            PT03XC044V                                                                     11/08/96
                            PT03XC045V                                                                     12/07/96
                            PT03XC046V                                                                     11/06/96
                            PT03XC048V                                                                     10/31/96
                            PT03XC053V                                                                     11/12/96
                            PT03XC055V                                                                     11/16/96
                            PT03XC056V                                                                     11/09/96
                            PT03XC058V                                                                     10/16/96
                            PT03XC061V                                                                     11/06/96
                            PT03XC062V                                                                     12/04/96
                            PT03XC063V                                                                     12/02/96
                            PT03XC064V                                                                     11/13/96
                            PT03XC065V                                                                     12/16/96
                            PT03XC066V                                                                     11/18/96
                            PT03XC067V                                                                     11/20/96
                            PT03XC072V                                                                     09/11/96
                            PT03XC101V                                                                     11/21/96
                            PT03XC102V                                                                     11/12/96
                            PT03XC104V                                                                     07/11/96
                            PT03XC105V                                                                     10/15/96
                            PT03XC107V                                                                     09/11/96
                            PT03XC109V                                                                     11/30/96
                            PT03XC110V                                                                     11/14/96
                            PT03XC113V                                                                     12/13/96
                            PT03XC114V                                                                     12/05/96
                            PT03XC115V                                                                     11/14/96
                            PT03XC117V                                                                     11/06/96
                            PT03XC118V                                                                     11/25/96
                            PT03XC122V                                                                     10/16/96
                            PT03XC124V                                                                     09/12/96
                            PT03XC126V                                                                     10/15/96
                            PT03XC128V                                                                     11/26/96
                            PT03XC130V                                                                     10/10/96
                            PT03XC131V                                                                     10/29/96
                            PT03XC132V                                                                     10/15/96





                            PT03XC133V                                                                     11/25/96
                            PT03XC136V                                                                     10/14/96
                            PT03XC142V                                                                     10/14/96
                            PT03XC143V                                                                     12/09/96
                            PT03XC144V                                                                     10/18/96
                            PT03XC145V                                                                     09/12/96
                            PT03XC147V                                                                     11/21/96
                            PT03XC149V                                                                     11/07/96
                            PT03XC150V                                                                     11/22/96
                            PT03XC152V                                                                     12/13/96
                            PT03XC155V                                                                     10/18/96
                            PT03XC157V                                                                     12/05/96
                            PT03XC162V                                                                     11/13/96
                            PT03XC163V                                                                     11/30/96
                            PT03XC202V                                                                     10/29/96
                            PT03XC203V                                                                     11/14/96
                            PT03XC204V                                                                     11/23/96
                            PT03XC205V                                                                     11/09/96
                            PT03XC206V                                                                     11/29/96
                            PT03XC207V                                                                     12/02/96
                            PT03XC208V                                                                     11/14/96
                            PT03XC209V                                                                     11/30/96
                            PT03XC212V                                                                     12/06/96
                            PT03XC213V                                                                     12/04/96
                            PT03XC214V                                                                     11/20/96
                            PT03XC215V                                                                     10/23/96
                            PT03XC216V                                                                     11/25/96
                            PT03XC217V                                                                     11/21/96
                            PT03XC218V                                                                     11/25/96
                            PT03XC219V                                                                     09/13/96
                            PT03XC220V                                                                     11/04/96
                            PT03XC221V                                                                     10/14/96
                            PT03XC222V                                                                     11/08/96
                            PT03XC224V                                                                     11/14/96
                            PT03XC225V                                                                     11/23/96
                            PT03XC226V                                                                     10/15/96
                            PT03XC227V                                                                     10/23/96
                            PT03XC228V                                                                     11/06/96
                            PT03XC229V                                                                     11/08/96
                            PT03XC231V                                                                     11/23/96
                            PT03XC232V                                                                     11/09/96
                            PT03XC233V                                                                     11/26/96
                            PT03XC234V                                                                     11/14/96





                            PT03XC235V                                                                     10/22/96
                            PT03XC236V                                                                     10/23/96
                            PT03XC237V                                                                     10/17/96
                            PT03XC238V                                                                     12/06/96
                            PT03XC239V                                                                     10/22/96
                            PT03XC240V                                                                     08/29/96
                            PT03XC241V                                                                     11/15/96
                            PT03XC242V                                                                     12/03/96
                            PT03XC243V                                                                     11/27/96
                            PT03XC244V                                                                     12/04/96
                            PT03XC245V                                                                     11/23/96
                            PT03XC246V                                                                     11/23/96
                            PT03XC247V                                                                     12/02/96
                            PT03XC248V                                                                     11/20/96
                            PT03XC249V                                                                     11/27/96
                            PT03XC250V                                                                     10/17/96
                            PT03XC251V                                                                     10/23/96
                            PT03XC252V                                                                     10/22/96
                            PT03XC256V                                                                     11/30/96
                            PT03XC257V                                                                     10/14/96
                            PT03XC261V                                                                     09/13/96
                            PT03XC262V                                                                     11/21/96
                            PT03XC264V                                                                     10/16/96
                            PT03XC265V                                                                     12/09/96
                            PT03XC270V                                                                     11/21/96
                            PT03XC271V                                                                     10/16/96
                            PT03XC408V                                                                     11/19/96
                            PT03XC409V                                                                     12/11/96
                            PT03XC001V                                                                     04/03/97
                            PT03XC011V                                                                     07/22/97
                            PT03XC030V                                                                     08/15/97
                            PT03XC033V                                                                     01/31/97
                            PT03XC040V                                                                     08/14/97
                            PT03XC051V                                                                     10/23/97
                            PT03XC057V                                                                     01/31/97
                            PT03XC069V                                                                     09/10/97
                            PT03XC070V                                                                     03/24/97
                            PT03XC071V                                                                     12/23/96
                            PT03XC073V                                                                     12/16/96
                            PT03XC111V                                                                     01/31/97
                            PT03XC112V                                                                     12/14/96
                            PT03XC116V                                                                     01/31/97
                            PT03XC119V                                                                     09/04/97





                            PT03XC120V                                                                     09/18/97
                            PT03XC125V                                                                     01/31/97
                            PT03XC129V                                                                     10/29/96
                            PT03XC135V                                                                     06/17/97
                            PT03XC138V                                                                     06/18/97
                            PT03XC141V                                                                     12/13/96
                            PT03XC146V                                                                     01/31/97
                            PT03XC148V                                                                     01/07/97
                            PT03XC153V                                                                     12/17/96
                            PT03XC158V                                                                     05/02/97
                            PT03XC159V                                                                     04/08/97
                            PT03XC160V                                                                     12/23/96
                            PT03XC161V                                                                     12/11/96
                            PT03XC164V                                                                     02/07/97
                            PT03XC165V                                                                     06/16/97
                            PT03XC167V                                                                     07/18/97
                            PT03XC211V                                                                     06/19/97
                            PT03XC223V                                                                     05/23/97
                            PT03XC254V                                                                     04/11/97
                            PT03XC255V                                                                     08/14/97
                            PT03XC263V                                                                     01/31/97
                            PT03XC266V                                                                     01/21/97
                            PT03XC267V                                                                     01/31/97
                            PT03XC268V                                                                     11/21/96
                            PT03XC275V                                                                     01/07/98
                            PT03XC276V                                                                     07/30/97
                            PT03XC278V                                                                     04/21/97
                            PT03XC401V                                                                     08/07/97
                            PT03XC402V                                                                     09/15/97
                            PT03XC403V                                                                     07/17/97
                            PT03XC404V                                                                     03/07/97
                            PT03XC405V                                                                     07/31/97
                            PT03XC406V                                                                     07/08/97
                            PT03XC407V                                                                     07/16/97
                            PT13XC103v                                                                     06/16/97
                            PT13XC170v                                                                     08/01/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              183

       Portland             PO03XC001V                                                                     08/23/96
                            PO03XC002V                                                                     08/29/96
                            PO03XC003V                                                                     08/17/96
                            PO03XC004V                                                                     08/17/96
                            PO03XC005V                                                                     08/17/96





                            PO03XC006V                                                                     06/14/96
                            PO03XC007V                                                                     10/19/96
                            PO03XC008V                                                                     11/06/96
                            PO03XC010V                                                                     09/16/96
                            PO03XC011V                                                                     09/11/96
                            PO03XC014V                                                                     08/24/96
                            PO03XC015V                                                                     11/12/96
                            PO03XC016V                                                                     11/06/96
                            PO03XC017V                                                                     10/23/96
                            PO03XC018V                                                                     11/06/96
                            PO03XC019V                                                                     10/17/96
                            PO03XC020V                                                                     11/08/96
                            PO03XC021V                                                                     10/22/96
                            PO03XC022V                                                                     10/07/96
                            PO03XC023V                                                                     09/04/96
                            PO03XC026V                                                                     09/13/96
                            PO03XC027V                                                                     09/16/96
                            PO03XC028V                                                                     10/18/96
                            PO03XC029V                                                                     09/04/96
                            PO03XC030V                                                                     10/23/96
                            PO03XC031V                                                                     09/03/96
                            PO03XC032V                                                                     09/03/96
                            PO03XC033V                                                                     10/17/96
                            PO03XC034V                                                                     10/16/96
                            PO03XC035V                                                                     10/01/96
                            PO03XC036V                                                                     10/26/96
                            PO03XC037V                                                                     11/06/96
                            PO03XC038V                                                                     10/21/96
                            PO03XC039V                                                                     09/25/96
                            PO03XC040V                                                                     10/26/96
                            PO03XC041V                                                                     09/13/96
                            PO03XC042V                                                                     10/03/96
                            PO03XC043V                                                                     10/10/96
                            PO03XC044V                                                                     11/06/96
                            PO03XC046V                                                                     10/29/96
                            PO03XC047V                                                                     09/18/96
                            PO03XC048V                                                                     08/28/96
                            PO03XC049V                                                                     11/06/96
                            PO03XC050V                                                                     09/12/96
                            PO03XC051V                                                                     09/13/96
                            PO03XC052V                                                                     10/25/96
                            PO03XC053V                                                                     11/27/96
                            PO03XC054V                                                                     07/15/96





                            PO03XC055V                                                                     11/27/96
                            PO03XC056V                                                                     08/29/96
                            PO03XC057V                                                                     10/07/96
                            PO03XC058V                                                                     10/26/96
                            PO03XC059V                                                                     11/01/96
                            PO03XC060V                                                                     11/29/96
                            PO03XC061V                                                                     10/09/96
                            PO03XC062V                                                                     11/25/96
                            PO03XC063V                                                                     10/22/96
                            PO03XC064V                                                                     11/13/96
                            PO03XC065V                                                                     10/29/96
                            PO03XC066V                                                                     11/13/96
                            PO03XC067V                                                                     11/05/96
                            PO03XC068V                                                                     11/18/96
                            PO03XC069V                                                                     11/29/96
                            PO03XC070V                                                                     11/13/96
                            PO03XC071V                                                                     09/26/96
                            PO03XC072V                                                                     08/28/96
                            PO03XC073V                                                                     08/24/96
                            PO03XC074V                                                                     09/09/96
                            PO03XC076V                                                                     10/02/96
                            PO03XC077V                                                                     09/09/96
                            PO03XC078V                                                                     10/18/96
                            PO03XC079V                                                                     08/30/96
                            PO03XC080V                                                                     09/13/96
                            PO03XC081V                                                                     09/09/96
                            PO03XC082V                                                                     08/16/96
                            PO03XC083V                                                                     09/11/96
                            PO03XC084V                                                                     10/30/96
                            PO03XC086V                                                                     10/08/96
                            PO03XC087V                                                                     10/08/96
                            PO03XC090V                                                                     10/11/96
                            PO03XC094V                                                                     10/11/96
                            PO03XC095V                                                                     10/18/96
                            PO03XC096V                                                                     10/21/96
                            PO03XC097V                                                                     08/30/96
                            PO03XC098V                                                                     11/02/96
                            PO03XC099V                                                                     10/21/96
                            PO03XC100V                                                                     08/30/96
                            PO03XC101V                                                                     10/08/96
                            PO03XC102V                                                                     10/08/96
                            PO03XC104V                                                                     10/08/96
                            PO03XC105V                                                                     09/30/96





                            PO03XC106V                                                                     11/05/96
                            PO03XC107V                                                                     10/31/96
                            PO03XC113V                                                                     09/03/96
                            PO03XC114V                                                                     08/28/96
                            PO03XC115V                                                                     10/31/96
                            PO03XC116V                                                                     10/23/96
                            PO03XC118V                                                                     08/28/96
                            PO03XC119V                                                                     11/18/96
                            PO03XC120V                                                                     11/14/96
                            PO03XC122V                                                                     09/11/96
                            PO03XC123V                                                                     10/10/96
                            PO03XC124V                                                                     10/24/96
                            PO03XC125V                                                                     11/11/96
                            PO03XC126V                                                                     10/24/96
                            PO03XC128V                                                                     11/14/96
                            PO03XC129V                                                                     10/24/96
                            PO03XC130V                                                                     10/16/96
                            PO03XC132V                                                                     10/18/96
                            PO03XC139V                                                                     09/30/96
                            PO03XC012V                                                                     03/18/97
                            PO03XC013V                                                                     12/02/96
                            PO03XC045V                                                                     12/16/96
                            PO03XC103V                                                                     10/30/96
                            PO03XC108V                                                                     10/30/96
                            PO03XC112V                                                                     02/05/97
                            PO03XC117V                                                                     12/07/96
                            PO03XC127V                                                                     12/16/96
                            PO03XC134V                                                                     02/20/97
                            PO03XC085V                                                                     07/09/97
                            PO03XC143V                                                                     11/13/97
                            PO03XC144V                                                                     10/14/97
                            PO03XC203V                                                                     08/14/97
                            PO03XC204V                                                                     11/20/97
                            PO03XC205V                                                                     11/11/97
                            PO03XC207V                                                                     11/20/97
                            PO03XC208V                                                                     08/25/97
                            PO03XC211V                                                                     09/17/97
                            PO03XC213V                                                                     08/20/97
                            PO03XC214V                                                                     09/26/97
                            PO03XC215V                                                                     08/20/97
                            PO03XC216V                                                                     11/13/97
                            PO03XC217V                                                                     08/20/97
                            PO03XC218V                                                                     08/20/97





                            PO03XC220V                                                                     09/18/97
                            PO03XCCOWV                                                                     06/24/97
                            PO03XCTOYV                                                                     10/10/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              137

      Rochester             BU04XC001V                                                                     11/22/96
                            BU04XC002V                                                                     11/13/96
                            BU04XC003V                                                                     12/11/96
                            BU04XC005V                                                                     10/16/96
                            BU04XC006V                                                                     12/18/96
                            BU04XC008V                                                                     01/07/97
                            BU04XC010V                                                                     12/20/96
                            BU04XC014V                                                                     12/18/96
                            BU04XC018V                                                                     01/29/97
                            BU04XC019V                                                                     12/18/96
                            BU04XC020V                                                                     02/03/97
                            BU04XC021V                                                                     11/13/96
                            BU04XC023V                                                                     12/04/96
                            BU04XC024V                                                                     01/06/97
                            BU04XC029V                                                                     12/06/96
                            BU04XC030V                                                                     12/11/96
                            BU04XC032V                                                                     11/22/96
                            BU04XC041V                                                                     11/13/96
                            BU04XC042V                                                                     01/07/97
                            BU04XC043V                                                                     01/08/97
                            BU04XC045V                                                                     06/30/96
                            BU04XC052V                                                                     12/18/96
                            BU04XC056V                                                                     12/11/96
                            BU04XC058V                                                                     12/13/96
                            BU04XC065V                                                                     01/08/97
                            BU04XC066V                                                                     12/13/96
                            BU04XC067V                                                                     01/06/97
                            BU04XC074V                                                                     01/07/97
                            BU04XC077V                                                                     12/04/96
                            BU04XC078V                                                                     12/06/96
                            BU04XC079V                                                                     12/20/96
                            BU04XC081V                                                                     01/06/97
                            BU04XC085V                                                                     01/06/97
                            BU04XC088V                                                                     12/13/96
                            BU04XC093V                                                                     01/08/97
                            BU04XC098V                                                                     12/04/96
                            BU04XC099V                                                                     02/03/97
                            BU04XC100V                                                                     01/29/97
                            BU04XC101V                                                                     01/08/97





                            BU04XC102V                                                                     12/13/96
                            BU04XC104V                                                                     12/04/96
                            BU04XC114V                                                                     12/18/96
                            BU04XC115V                                                                     12/11/96
                            BU04XC116V                                                                     12/16/96
                            BU04XC119V                                                                     12/04/96
                            BU04XC120V                                                                     12/20/96
                            BU04XC121V                                                                     01/07/97
                            BU04XC004V                                                                     07/25/97
                            BU04XC007V                                                                     05/15/97
                            BU04XC011V                                                                     02/28/97
                            BU04XC013V                                                                     06/09/97
                            BU04XC015V                                                                     05/23/97
                            BU04XC016V                                                                     12/10/97
                            BU04XC017V                                                                     06/20/97
                            BU04XC022V                                                                     09/24/97
                            BU04XC026V                                                                     09/24/97
                            BU04XC027V                                                                     08/21/97
                            BU04XC031V                                                                     10/28/97
                            BU04XC033V                                                                     12/19/97
                            BU04XC035V                                                                     06/20/97
                            BU04XC036V                                                                     06/20/97
                            BU04XC037V                                                                     07/25/97
                            BU04XC038V                                                                     08/08/97
                            BU04XC040V                                                                     07/08/97
                            BU04XC044V                                                                     06/18/97
                            BU04XC047V                                                                     10/28/97
                            BU04XC048V                                                                     07/25/97
                            BU04XC049V                                                                     07/18/97
                            BU04XC050V                                                                     08/21/97
                            BU04XC051V                                                                     06/18/97
                            BU04XC054V                                                                     08/21/97
                            BU04XC055V                                                                     10/28/97
                            BU04XC062V                                                                     08/21/97
                            BU04XC063V                                                                     07/25/97
                            BU04XC064V                                                                     03/21/97
                            BU04XC068V                                                                     04/18/97
                            BU04XC069V                                                                     06/18/97
                            BU04XC071V                                                                     08/08/97
                            BU04XC072V                                                                     10/28/97
                            BU04XC073V                                                                     05/23/97
                            BU04XC076V                                                                     02/28/97
                            BU04XC080V                                                                     03/21/97





                            BU04XC083V                                                                     04/11/97
                            BU04XC084V                                                                     05/23/97
                            BU04XC086V                                                                     03/27/97
                            BU04XC087V                                                                     03/20/97
                            BU04XC089V                                                                     11/04/97
                            BU04XC090V                                                                     04/23/97
                            BU04XC091V                                                                     08/28/97
                            BU04XC094V                                                                     08/28/97
                            BU04XC096V                                                                     04/23/97
                            BU04XC097V                                                                     08/28/97
                            BU04XC106V                                                                     12/19/97
                            BU04XC107V                                                                     02/28/97
                            BU04XC109V                                                                     08/13/97
                            BU04XC110V                                                                     05/15/97
                            BU04XC111V                                                                     09/24/97
                            BU04XC112V                                                                     08/22/97
                            BU04XC113V                                                                     08/21/97
                            BU04XC117V                                                                     09/24/97
                            BU04XC118V                                                                     08/08/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              101

      Sacramento            FN04XC002                                                                      01/13/97
                            FN04XC003                                                                      01/13/97
                            FN04XC005                                                                      04/08/97
                            FN04XC006                                                                      03/13/97
                            FN04XC008                                                                      01/17/97
                            FN04XC009                                                                      01/15/97
                            FN04XC010                                                                      03/06/97
                            FN04XC011                                                                      02/03/97
                            FN04XC013                                                                      01/23/97
                            FN04XC016                                                                      02/22/97
                            FN04XC017                                                                      03/07/97
                            FN04XC020                                                                      02/27/97
                            FN04XC021                                                                      02/18/97
                            FN04XC022                                                                      02/28/97
                            FN04XC023                                                                      03/12/97
                            FN04XC024                                                                      01/09/97
                            FN04XC025                                                                      02/27/97
                            FN04XC026                                                                      03/07/97
                            FN04XC027                                                                      03/01/97
                            FN04XC028                                                                      04/08/97
                            FN04XC029                                                                      01/09/97
                            FN04XC030                                                                      03/14/97





                            FN04XC031                                                                      03/07/97
                            FN04XC032                                                                      02/08/97
                            FN04XC034                                                                      02/04/97
                            FN04XC035                                                                      02/28/97
                            FN04XC036                                                                      02/12/97
                            FN04XC037                                                                      02/11/97
                            FN04XC039                                                                      01/15/97
                            FN04XC041                                                                      01/21/97
                            FN04XC043                                                                      03/13/97
                            FN04XC044                                                                      02/27/97
                            FN04XC048                                                                      01/14/97
                            FN04XC055                                                                      01/21/97
                            FN04XC057                                                                      04/08/97
                            FN04XC058                                                                      02/28/97
                            FN04XC062                                                                      04/08/97
                            FN04XC079                                                                      03/06/97
                            FN04XC081                                                                      03/21/97
                            FN04XC085                                                                      03/11/97
                            FN04XC088                                                                      02/05/97
                            FN04XC102                                                                      04/11/97
                            FN04XC107                                                                      04/11/97
                            FN04XC110                                                                      01/16/97
                            FN04XC113                                                                      03/07/97
                            FN04XC114                                                                      01/20/97
                            FN04XC115                                                                      12/18/96
                            FN04XC116                                                                      01/20/97
                            FN04XC120                                                                      01/16/97
                            FN04XC224                                                                      01/22/97
                            FN04XC233                                                                      03/10/97
                            FN04XC001                                                                      08/08/97
                            FN04XC007                                                                      05/16/97
                            FN04XC012                                                                      02/03/97
                            FN04XC015                                                                      08/22/97
                            FN04XC018                                                                      04/16/97
                            FN04XC019                                                                      06/30/97
                            FN04XC038                                                                      04/24/97
                            FN04XC040                                                                      08/18/97
                            FN04XC042                                                                      07/15/97
                            FN04XC052                                                                      12/16/97
                            FN04XC049                                                                      04/10/97
                            FN04XC050                                                                      06/25/97
                            FN04XC051                                                                      04/15/97
                            FN04XC053                                                                      04/10/97





                            FN04XC054                                                                      05/16/97
                            FN04XC061                                                                      10/24/97
                            FN04XC063                                                                      04/01/97
                            FN04XC064                                                                      03/06/97
                            FN04XC071                                                                      04/24/97
                            FN04XC075                                                                      05/20/97
                            FN04XC080                                                                      02/05/97
                            FN04XC082                                                                      02/19/97
                            FN04XC084                                                                      05/16/97
                            FN04XC089                                                                      07/15/97
                            FN04XC101                                                                      05/30/97
                            FN04XC103                                                                      04/10/97
                            FN04XC104                                                                      06/07/97
                            FN04XC105                                                                      09/04/97
                            FN04XC108                                                                      07/25/97
                            FN04XC109                                                                      07/25/97
                            FN04XC112                                                                      06/25/97
                            FN04XC117                                                                      12/01/97
                            FN04XC118                                                                      04/22/97
                            FN04XC121                                                                      05/30/97
                            FN04XC122                                                                      05/02/97
                            FN04XC225                                                                      07/03/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              87

    Salt Lake City          SL03XC102V                                                                     10/31/96
                            SL03XC104V                                                                     10/21/96
                            SL03XC106V                                                                     10/21/96
                            SL03XC108V                                                                     11/12/96
                            SL03XC110V                                                                     11/13/96
                            SL03XC112V                                                                     12/02/96
                            SL03XC114V                                                                     11/12/96
                            SL03XC118V                                                                     10/09/96
                            SL03XC120V                                                                     10/23/96
                            SL03XC122V                                                                     11/13/96
                            SL03XC124V                                                                     11/13/96
                            SL03XC126V                                                                     11/05/96
                            SL03XC128V                                                                     11/08/96
                            SL03XC130V                                                                     11/12/96
                            SL03XC132V                                                                     12/11/96
                            SL03XC134V                                                                     09/11/96
                            SL03XC136V                                                                     11/13/96
                            SL03XC140V                                                                     11/05/96
                            SL03XC142V                                                                     11/20/96





                            SL03XC144V                                                                     09/05/96
                            SL03XC146V                                                                     10/16/96
                            SL03XC148V                                                                     11/05/96
                            SL03XC150V                                                                     11/15/96
                            SL03XC152V                                                                     11/14/96
                            SL03XC154V                                                                     11/12/96
                            SL03XC158V                                                                     10/31/96
                            SL03XC162V                                                                     11/13/96
                            SL03XC164V                                                                     11/12/96
                            SL03XC166V                                                                     11/20/96
                            SL03XC168V                                                                     10/28/96
                            SL03XC170V                                                                     11/04/96
                            SL03XC174V                                                                     11/05/96
                            SL03XC178V                                                                     11/12/96
                            SL03XC182V                                                                     11/08/96
                            SL03XC184V                                                                     11/11/96
                            SL03XC188V                                                                     11/08/96
                            SL03XC192V                                                                     11/11/96
                            SL03XC204V                                                                     11/11/96
                            SL03XC206V                                                                     09/13/96
                            SL03XC208V                                                                     10/04/96
                            SL03XC210V                                                                     11/15/96
                            SL03XC212V                                                                     11/06/96
                            SL03XC214V                                                                     12/05/96
                            SL03XC216V                                                                     09/20/96
                            SL03XC218V                                                                     10/04/96
                            SL03XC220V                                                                     10/22/96
                            SL03XC222V                                                                     11/14/96
                            SL03XC224V                                                                     12/12/96
                            SL03XC228V                                                                     11/06/96
                            SL03XC230V                                                                     11/13/96
                            SL03XC232V                                                                     11/02/96
                            SL03XC234V                                                                     09/13/96
                            SL03XC236V                                                                     10/29/96
                            SL03XC238V                                                                     12/12/96
                            SL03XC242V                                                                     10/29/96
                            SL03XC244V                                                                     07/01/96
                            SL03XC246V                                                                     10/29/96
                            SL03XC248V                                                                     11/14/96
                            SL03XC250V                                                                     11/21/96
                            SL03XC258V                                                                     10/14/96
                            SL03XC260V                                                                     10/31/96
                            SL03XC270V                                                                     11/21/96





                            SL03XC272V                                                                     10/10/96
                            SL03XC274V                                                                     12/04/96
                            SL03XC280V                                                                     11/11/96
                            SL03XC282V                                                                     11/11/96
                            SL03XC284V                                                                     10/14/96
                            SL03XC286V                                                                     11/22/96
                            SL03XC292V                                                                     10/24/96
                            SL03XC294V                                                                     11/22/96
                            SL03XC304V                                                                     12/02/96
                            SL03XC306V                                                                     11/26/96
                            SL03XC310V                                                                     11/14/96
                            SL03XC312V                                                                     12/02/96
                            SL03XC314V                                                                     11/26/96
                            SL03XC402V                                                                     12/06/96
                            SL03XC404V                                                                     09/12/96
                            SL03XC406V                                                                     11/01/96
                            SL03XC410V                                                                     11/07/96
                            SL03XC412V                                                                     11/01/96
                            SL03XC416V                                                                     11/18/96
                            SL03XC420V                                                                     11/18/96
                            SL03XC422V                                                                     11/18/96
                            SL03XC424V                                                                     12/06/96
                            SL03XC426V                                                                     11/22/96
                            SL03XC428V                                                                     12/14/96
                            SL03XC430V                                                                     10/25/96
                            SL03XC432V                                                                     12/07/96
                            SL03XC436V                                                                     10/25/96
                            SL03XC438V                                                                     11/22/96
                            SL03XC440V                                                                     10/15/96
                            SL03XC442V                                                                     11/22/96
                            SL03XC444V                                                                     10/02/96
                            SL03XC446V                                                                     10/03/96
                            SL03XC448V                                                                     10/02/96
                            SL03XC450V                                                                     10/15/96
                            SL03XC452V                                                                     10/15/96
                            SL03XC454V                                                                     09/12/96
                            SL03XC456V                                                                     11/04/96
                            SL03XC458V                                                                     11/04/96
                            SL03XC010V                                                                     03/07/97
                            SL03XC138V                                                                     06/30/97
                            SL03XC156V                                                                     05/12/97
                            SL03XC160V                                                                     07/22/97
                            SL03XC172V                                                                     05/15/97





                            SL03XC176V                                                                     03/12/97
                            SL03XC180V                                                                     07/22/97
                            SL03XC186V                                                                     03/04/97
                            SL03XC190V                                                                     09/22/97
                            SL03XC194V                                                                     08/22/97
                            SL03XC202V                                                                     06/06/97
                            SL03XC240V                                                                     04/24/97
                            SL03XC252V                                                                     03/10/97
                            SL03XC254V                                                                     03/07/97
                            SL03XC256V                                                                     12/14/96
                            SL03XC262V                                                                     05/27/97
                            SL03XC268V                                                                     04/22/97
                            SL03XC276V                                                                     06/26/97
                            SL03XC278V                                                                     04/24/97
                            SL03XC288V                                                                     06/16/97
                            SL03XC290V                                                                     12/06/96
                            SL03XC296V                                                                     01/30/97
                            SL03XC298V                                                                     07/21/97
                            SL03XC300V                                                                     06/24/97
                            SL03XC302V                                                                     07/23/97
                            SL03XC308V                                                                     08/22/97
                            SL03XC408V                                                                     02/13/97
                            SL03XC414V                                                                     02/03/97
                            SL03XC418V                                                                     02/10/97
                            SL03XC434V                                                                     09/08/97
                            SL0XC574V                                                                      11/19/97
                            SL0XC605V                                                                      12/16/97
                            SL0XC609V                                                                      12/17/97
                            SL0XC610V                                                                      12/17/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              134

   San Francisco N          FN03XC001                                                                      07/29/97
                            FN03XC002                                                                      01/28/97
                            FN03XC003                                                                      02/11/97
                            FN03XC004                                                                      02/20/97
                            FN03XC005                                                                      01/23/97
                            FN03XC006                                                                      01/08/97
                            FN03XC007                                                                      01/23/97
                            FN03XC008                                                                      02/11/97
                            FN03XC009                                                                      01/23/97
                            FN03XC010                                                                      04/18/97
                            FN03XC011                                                                      05/12/97
                            FN03XC012                                                                      01/08/97





                            FN03XC013                                                                      12/09/96
                            FN03XC015                                                                      01/24/97
                            FN03XC016                                                                      04/25/97
                            FN03XC017                                                                      12/09/96
                            FN03XC018                                                                      01/08/97
                            FN03XC019                                                                      01/23/97
                            FN03XC021                                                                      07/16/97
                            FN03XC022                                                                      05/27/97
                            FN03XC023                                                                      05/12/97
                            FN03XC024                                                                      07/18/97
                            FN03XC025                                                                      06/10/97
                            FN03XC026                                                                      03/19/97
                            FN03XC027                                                                      02/24/97
                            FN03XC028                                                                      07/01/96
                            FN03XC030                                                                      06/26/97
                            FN03XC032                                                                      03/05/97
                            FN03XC033                                                                      06/25/97
                            FN03XC034                                                                      01/14/97
                            FN03XC039                                                                      02/06/97
                            FN03XC043                                                                      08/07/97
                            FN03XC045                                                                      01/28/97
                            FN03XC047                                                                      06/12/97
                            FN03XC048                                                                      08/07/97
                            FN03XC049                                                                      12/09/96
                            FN03XC050                                                                      06/23/97
                            FN03XC051                                                                      07/17/97
                            FN03XC052                                                                      05/08/97
                            FN03XC053                                                                      07/18/97
                            FN03XC054                                                                      07/18/97
                            FN03XC056                                                                      01/28/97
                            FN03XC057                                                                      04/11/97
                            FN03XC058                                                                      03/19/97
                            FN03XC059                                                                      01/23/97
                            FN03XC060                                                                      01/08/97
                            FN03XC062                                                                      08/05/97
                            FN03XC063                                                                      03/05/97
                            FN03XC064                                                                      05/12/97
                            FN03XC065                                                                      06/10/97
                            FN03XC066                                                                      07/18/97
                            FN03XC068                                                                      12/09/96
                            FN03XC069                                                                      01/23/97
                            FN03XC070                                                                      02/06/97
                            FN03XC072                                                                      03/19/97





                            FN03XC073                                                                      05/08/97
                            FN03XC077                                                                      02/20/97
                            FN03XC078                                                                      02/18/97
                            FN03XC079                                                                      03/05/97
                            FN03XC084                                                                      01/08/97
                            FN03XC085                                                                      03/19/97
                            FN03XC088                                                                      02/06/97
                            FN03XC089                                                                      06/26/97
                            FN03XC091                                                                      08/07/97
                            FN03XC092                                                                      03/06/97
                            FN03XC102                                                                      04/18/97
                            FN03XC103                                                                      06/09/97
                            FN03XC104                                                                      07/29/97
                            FN03XC105                                                                      07/18/97
                            FN03XC106                                                                      04/11/97
                            FN03XC107                                                                      03/21/97
                            FN03XC108                                                                      06/25/97
                            FN03XC109                                                                      06/25/97
                            FN03XC110                                                                      01/14/97
                            FN03XC113                                                                      04/11/97
                            FN03XC114                                                                      07/03/97
                            FN03XC116                                                                      01/08/97
                            FN03XC117                                                                      04/11/97
                            FN03XC120                                                                      01/08/97
                            FN03XC121                                                                      07/17/97
                            FN03XC123                                                                      03/21/97
                            FN03XC124                                                                      02/06/97
                            FN03XC125                                                                      02/18/97
                            FN03XC126                                                                      06/26/97
                            FN03XC128                                                                      02/20/97
                            FN03XC129                                                                      01/14/97
                            FN03XC130                                                                      12/10/96
                            FN03XC132                                                                      02/20/97
                            FN03XC133                                                                      01/08/97
                            FN03XC134                                                                      01/14/97
                            FN03XC135                                                                      07/22/97
                            FN03XC136                                                                      12/10/96
                            FN03XC138                                                                      07/29/97
                            FN03XC139                                                                      06/09/97
                            FN03XC140                                                                      01/28/97
                            FN03XC142                                                                      12/10/96
                            FN03XC143                                                                      08/08/97
                            FN03XC144                                                                      03/21/97





                            FN03XC145                                                                      07/03/97
                            FN03XC148                                                                      12/10/96
                            FN03XC152                                                                      07/18/97
                            FN03XC156                                                                      03/21/97
                            FN03XC158                                                                      07/29/97
                            FN03XC159                                                                      01/28/97
                            FN03XC160                                                                      02/06/97
                            FN03XC162                                                                      12/10/96
                            FN03XC166                                                                      07/17/97
                            FN03XC167                                                                      08/07/97
                            FN03XC168                                                                      01/22/97
                            FN03XC170                                                                      02/06/97
                            FN03XC171                                                                      04/18/97
                            FN03XC172                                                                      03/05/97
                            FN03XC174                                                                      06/25/97
                            FN03XC252                                                                      05/30/97
                            FN03XC253                                                                      01/16/97
                            FN03XC254                                                                      07/24/97
                            FN03XC256                                                                      04/17/97
                            FN03XC257                                                                      08/12/97
                            FN03XC258                                                                      04/17/97
                            FN03XC260                                                                      02/21/97
                            FN03XC261                                                                      04/10/97
                            FN03XC262                                                                      04/10/97
                            FN03XC263                                                                      02/21/97
                            FN03XC268                                                                      07/24/97
                            FN03XC274                                                                      02/28/97
                            FN03XC305                                                                      05/30/97
                            FN03XC310                                                                      01/16/97
                            FN03XC311                                                                      01/16/97
                            FN03XC312                                                                      01/16/97
                            FN03XC314                                                                      02/14/97
                            FN03XC315                                                                      03/28/97
                            FN03XC316                                                                      07/24/97
                            FN03XC318                                                                      02/13/97
                            FN03XC326                                                                      02/14/97
                            FN03XC328                                                                      06/23/97
                            FN03XC329                                                                      04/17/97
                            FN03XC332                                                                      03/28/97
                            FN03XC334                                                                      01/16/97
                            FN03XC335                                                                      02/14/97
                            FN03XC340                                                                      04/17/97
                            FN03XC341                                                                      07/24/97





                            FN03XC344                                                                      03/28/97
                            FN03XC345                                                                      04/25/97
                            FN03XC347                                                                      02/28/97
                            FN03XC350                                                                      05/30/97
                            FN03XC351                                                                      02/14/97
                            FN03XC014                                                                      10/24/97
                            FN03XC031                                                                      09/08/97
                            FN03XCOW1                                                                      08/13/98
                            FN03XC042                                                                      08/27/97
                            FN03XC044                                                                      11/04/97
                            Fn03XC090                                                                      12/15/97
                            FN03XC112                                                                      12/15/97
                            FN03XC154                                                                      12/15/97
                            FN03XC157                                                                      09/03/97
                            FN03XC165                                                                      07/17/97
                            FN03XC267                                                                      09/22/97
                            FN03XC307                                                                      12/04/97
                            FN03XC342                                                                      06/23/97
                            FN03XCOW2                                                                      08/13/98
                            FN03XCOW3                                                                      08/13/98
                            FN03XCOW4                                                                      08/13/98





                            FN03XCOW5                                                                      08/13/98
                            FN03XCOW6                                                                      08/13/98
                       ---------------------------------------------------------------------------------------------------
                                                                                                              164

   San Francisco S          FS04XC000                                                                      04/28/97
                            FS04XC001                                                                      07/09/97
                            FS04XC003                                                                      05/28/97
                            FS04XC006                                                                      03/27/97
                            FS04XC007                                                                      05/12/97
                            FS04XC008                                                                      05/23/97
                            FS04XC009                                                                      07/30/97
                            FS04XC010                                                                      06/27/97
                            FS04XC011                                                                      02/28/97
                            FS04XC012                                                                      06/24/97
                            FS04XC013                                                                      03/26/97
                            FS04XC014                                                                      06/26/97
                            FS04XC015                                                                      03/14/97
                            FS04XC016                                                                      06/28/97
                            FS04XC017                                                                      03/14/97
                            FS04XC019                                                                      03/26/97
                            FS04XC020                                                                      07/23/97
                            FS04XC021                                                                      06/27/97
                            FS04XC022                                                                      04/18/97
                            FS04XC023                                                                      02/19/97
                            FS04XC027                                                                      07/23/97
                            FS04XC028                                                                      07/25/97
                            FS04XC030                                                                      05/28/97
                            FS04XC032                                                                      07/12/97
                            FS04XC033                                                                      05/23/97
                            FS04XC034                                                                      05/13/97
                            FS04XC035                                                                      06/20/97
                            FS04XC036                                                                      07/30/97
                            FS04XC037                                                                      02/10/97
                            FS04XC038                                                                      03/27/97
                            FS04XC041                                                                      06/24/97
                            FS04XC042                                                                      05/09/97
                            FS04XC043                                                                      02/20/97
                            FS04XC045                                                                      05/09/97
                            FS04XC046                                                                      08/01/97
                            FS04XC047                                                                      07/23/97
                            FS04XC049                                                                      05/27/97
                            FS04XC050                                                                      03/14/97





                            FS04XC051                                                                      02/18/97
                            FS04XC052                                                                      06/12/97
                            FS04XC053                                                                      08/05/97
                            FS04XC054                                                                      03/28/97
                            FS04XC055                                                                      06/05/97
                            FS04XC056                                                                      08/01/97
                            FS04XC057                                                                      03/21/97
                            FS04XC061                                                                      05/29/97
                            FS04XC062                                                                      05/09/97
                            FS04XC063                                                                      07/23/97
                            FS04XC064                                                                      03/14/97
                            FS04XC067                                                                      07/23/97
                            FS04XC068                                                                      05/29/97
                            FS04XC069                                                                      08/07/97
                            FS04XC070                                                                      04/30/97
                            FS04XC071                                                                      02/27/97
                            FS04XC072                                                                      03/28/97
                            FS04XC073                                                                      08/01/97
                            FS04XC075                                                                      03/28/97
                            FS04XC076                                                                      02/27/97
                            FS04XC077                                                                      07/18/97
                            FS04XC078                                                                      07/01/97
                            FS04XC079                                                                      02/26/97
                            FS04XC080                                                                      02/28/97
                            FS04XC082                                                                      05/08/97
                            FS04XC083                                                                      06/12/97
                            FS04XC085                                                                      07/30/97
                            FS04XC086                                                                      06/12/97
                            FS04XC087                                                                      03/13/97
                            FS04XC088                                                                      06/12/97
                            FS04XC089                                                                      04/04/97
                            FS04XC090                                                                      03/07/97
                            FS04XC091                                                                      02/26/97
                            FS04XC093                                                                      04/23/97
                            FS04XC094                                                                      03/06/97
                            FS04XC095                                                                      07/18/97
                            FS04XC096                                                                      05/16/97
                            FS04XC097                                                                      08/07/97
                            FS04XC098                                                                      04/10/97
                            FS04XC099                                                                      07/25/97
                            FS04XC100                                                                      04/17/97
                            FS04XC102                                                                      08/07/97
                            FS04XC104                                                                      05/08/97





                            FS04XC105                                                                      03/26/97
                            FS04XC106                                                                      01/20/97
                            FS04XC107                                                                      07/18/97
                            FS04XC109                                                                      03/26/97
                            FS04XC110                                                                      05/16/97
                            FS04XC111                                                                      07/23/97
                            FS04XC112                                                                      07/01/97
                            FS04XC113                                                                      07/23/97
                            FS04XC114                                                                      01/15/97
                            FS04XC115                                                                      04/10/97
                            FS04XC116                                                                      07/01/97
                            FS04XC117                                                                      04/10/97
                            FS04XC118                                                                      02/13/97
                            FS04XC119                                                                      04/10/97
                            FS04XC120                                                                      05/30/97
                            FS04XC121                                                                      07/29/97
                            FS04XC122                                                                      06/12/97
                            FS04XC123                                                                      07/31/97
                            FS04XC124                                                                      03/28/97
                            FS04XC125                                                                      03/07/97
                            FS04XC126                                                                      05/30/97
                            FS04XC127                                                                      02/25/97
                            FS04XC128                                                                      03/13/97
                            FS04XC129                                                                      07/09/97
                            FS04XC130                                                                      03/07/97
                            FS04XC131                                                                      04/04/97
                            FS04XC132                                                                      02/28/97
                            FS04XC133                                                                      07/16/97
                            FS04XC134                                                                      07/16/97
                            FS04XC136                                                                      06/05/97
                            FS04XC137                                                                      05/29/97
                            FS04XC138                                                                      06/05/97
                            FS04XC139                                                                      05/02/97
                            FS04XC140                                                                      02/28/97
                            FS04XC141                                                                      05/16/97
                            FS04XC142                                                                      02/27/97
                            FS04XC143                                                                      05/29/97
                            FS04XC144                                                                      07/18/97
                            FS04XC146                                                                      07/09/97
                            FS04XC147                                                                      07/15/97
                            FS04XC148                                                                      07/22/97
                            FS04XC149                                                                      04/04/97
                            FS04XC150                                                                      03/26/97





                            FS04XC151                                                                      03/06/97
                            FS04XC152                                                                      06/04/97
                            FS04XC153                                                                      07/18/97
                            FS04XC154                                                                      07/02/97
                            FS04XC156                                                                      05/22/97
                            FS04XC157                                                                      02/13/97
                            FS04XC158                                                                      06/18/97
                            FS04XC159                                                                      05/03/97
                            FS04XC160                                                                      02/26/97
                            FS04XC161                                                                      06/04/97
                            FS04XC162                                                                      03/06/97
                            FS04XC163                                                                      07/01/97
                            FS04XC164                                                                      07/31/97
                            FS04XC166                                                                      06/13/97
                            FS04XC167                                                                      07/23/97
                            FS04XC168                                                                      04/10/97
                            FS04XC169                                                                      04/04/97
                            FS04XC170                                                                      02/13/97
                            FS04XC171                                                                      06/06/97
                            FS04XC172                                                                      06/18/97
                            FS04XC173                                                                      06/12/97
                            FS04XC174                                                                      02/25/97
                            FS04XC175                                                                      05/23/97
                            FS04XC176                                                                      04/23/97
                            FS04XC177                                                                      03/18/97
                            FS04XC178                                                                      06/06/97
                            FS04XC180                                                                      08/12/97
                            FS04XC182                                                                      07/09/97
                            FS04XC183                                                                      07/29/97
                            FS04XC184                                                                      07/01/97
                            FS04XC185                                                                      07/15/97
                            FS04XC189                                                                      06/06/97
                            FS04XC190                                                                      03/07/97
                            FS04XC191                                                                      03/28/97
                            FS04XC194                                                                      07/17/97
                            FS04XC195                                                                      06/04/97
                            FS04XC196                                                                      06/19/97
                            FS04XC198                                                                      03/13/97
                            FS04XC199                                                                      06/19/97
                            FS04XC200                                                                      07/18/97
                            FS04XC201                                                                      07/16/97
                            FS04XC202                                                                      06/18/97
                            FS04XC203                                                                      06/25/97





                            FS04XC204                                                                      05/29/97
                            FS04XC205                                                                      01/15/97
                            FS04XC206                                                                      06/19/97
                            FS04XC208                                                                      04/07/97
                            FS04XC209                                                                      03/26/97
                            FS04XC210                                                                      01/15/97
                            FS04XC211                                                                      01/15/97
                            FS04XC213                                                                      03/18/97
                            FS04XC214                                                                      01/09/97
                            FS04XC215                                                                      01/15/97
                            FS04XC216                                                                      01/09/97
                            FS04XC218                                                                      03/28/97
                            FS04XC219                                                                      04/09/97
                            FS04XC221                                                                      08/05/97
                            FS04XC223                                                                      07/26/97
                            FS04XC226                                                                      06/17/97
                            FS04XC229                                                                      04/02/97
                            FS04XC230                                                                      07/28/97
                            FS04XC232                                                                      02/18/97
                            FS04XC233                                                                      07/15/97
                            FS04XC234                                                                      06/03/97
                            FS04XC236                                                                      05/30/97
                            FS04XC237                                                                      06/20/97
                            FS04XC239                                                                      07/29/97
                            FS04XC240                                                                      06/13/97
                            FS04XC241                                                                      05/23/97
                            FS04XC242                                                                      04/07/97
                            FS04XC243                                                                      08/04/97
                            FS04XC244                                                                      07/15/97
                            FS04XC245                                                                      07/21/97
                            FS04XC247                                                                      07/08/97
                            FS04XC248                                                                      02/21/97
                            FS04XC249                                                                      08/08/97
                            FS04XC250                                                                      07/18/97
                            FS04XC251                                                                      06/13/97
                            FS04XC253                                                                      06/26/97
                            FS04XC315                                                                      05/28/97
                            FS04XC316                                                                      03/21/97
                            FS04XC317                                                                      05/09/97
                            FS04XC319                                                                      06/19/97
                            FS04XC321                                                                      05/29/97
                            FS04XC323                                                                      02/25/97
                            FS04XC400                                                                      07/28/97





                            FS04XC401                                                                      06/26/97
                            FS04XC407                                                                      07/21/97
                            FS04XC600                                                                      07/23/97
                            FS04XC602                                                                      07/11/97
                            FS04XC902                                                                      05/14/97
                            FS04XC005                                                                      12/08/97
                            FS04XC018                                                                      10/20/97
                            FS04XC048                                                                      08/15/97
                            FS04XC060                                                                      04/25/97
                            FS04XC081                                                                      09/16/97
                            FS04XC092                                                                      08/01/97
                            FS04XC135                                                                      10/03/97
                            FS04XC145                                                                      10/23/97
                            FS04XC155                                                                      07/17/97
                            FS04XC165                                                                      11/06/97
                            FS04XC181                                                                      12/04/97
                            FS04XC186                                                                      08/12/97
                            FS04XC197                                                                      09/10/97
                            FS04XC224                                                                      08/05/97
                            FS04XC235                                                                      11/03/97
                            FS04XC252                                                                      09/30/97
                            FS04XC320                                                                      07/30/97
                            FS04XC601                                                                      08/07/97
                            FS04XC901                                                                      06/06/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              234

       Seattle              SE03XC001V                                                                     04/03/97
                            SE03XC002V                                                                     02/07/97
                            SE03XC003V                                                                     11/22/96
                            SE03XC004V                                                                     05/12/97
                            SE03XC005V                                                                     03/20/97
                            SE03XC006V                                                                     01/24/97
                            SE03XC007V                                                                     03/08/97
                            SE03XC008V                                                                     11/09/96
                            SE03XC011V                                                                     09/24/96
                            SE03XC012V                                                                     05/02/97
                            SE03XC013V                                                                     07/15/97
                            SE03XC014V                                                                     06/24/96
                            SE03XC015V                                                                     03/28/97
                            SE03XC016V                                                                     11/07/96
                            SE03XC017V                                                                     09/20/96
                            SE03XC019V                                                                     03/19/97
                            SE03XC020V                                                                     01/24/97





                            SE03XC021V                                                                     05/20/97
                            SE03XC026V                                                                     05/13/97
                            SE03XC027V                                                                     03/05/97
                            SE03XC051V                                                                     04/25/97
                            SE03XC052V                                                                     11/27/96
                            SE03XC053V                                                                     12/31/96
                            SE03XC054V                                                                     10/23/96
                            SE03XC055V                                                                     12/31/96
                            SE03XC056V                                                                     03/26/97
                            SE03XC057V                                                                     01/28/97
                            SE03XC058V                                                                     05/29/96
                            SE03XC059V                                                                     04/16/97
                            SE03XC060V                                                                     02/06/97
                            SE03XC061V                                                                     04/16/97
                            SE03XC062V                                                                     06/11/96
                            SE03XC063V                                                                     04/24/97
                            SE03XC064V                                                                     06/18/97
                            SE03XC076V                                                                     02/28/97
                            SE03XC077V                                                                     02/04/97
                            SE03XC083V                                                                     02/04/97
                            SE03XC101V                                                                     01/11/97
                            SE03XC102V                                                                     12/13/96
                            SE03XC104V                                                                     05/14/97
                            SE03XC126V                                                                     04/25/97
                            SE03XC127V                                                                     02/05/97
                            SE03XC152V                                                                     11/18/96
                            SE03XC154V                                                                     11/19/96
                            SE03XC155V                                                                     11/21/96
                            SE03XC157V                                                                     01/28/97
                            SE03XC158V                                                                     05/05/97
                            SE03XC159V                                                                     03/12/97
                            SE03XC161V                                                                     03/03/97
                            SE03XC162V                                                                     02/12/97
                            SE03XC163V                                                                     11/19/96
                            SE03XC165V                                                                     07/03/97
                            SE03XC176V                                                                     02/12/97
                            SE03XC177V                                                                     04/16/97
                            SE03XC178V                                                                     12/13/96
                            SE03XC179V                                                                     04/15/97
                            SE03XC180V                                                                     05/07/97
                            SE03XC201V                                                                     06/26/97
                            SE03XC202V                                                                     12/12/96
                            SE03XC203V                                                                     03/17/97
                            SE03XC204V                                                                     12/12/96





                            SE03XC205V                                                                     12/12/96
                            SE03XC228V                                                                     05/20/97
                            SE03XC229V                                                                     02/28/97
                            SE03XC230V                                                                     10/07/96
                            SE03XC231V                                                                     05/19/97
                            SE03XC232V                                                                     11/08/96
                            SE03XC235V                                                                     07/07/97
                            SE03XC246V                                                                     11/08/96
                            SE03XC251V                                                                     03/28/97
                            SE03XC252V                                                                     02/24/97
                            SE03XC253V                                                                     12/19/96
                            SE03XC254V                                                                     04/11/97
                            SE03XC256V                                                                     03/12/97
                            SE03XC258V                                                                     02/28/97
                            SE03XC259V                                                                     10/25/96
                            SE03XC260V                                                                     12/06/96
                            SE03XC263V                                                                     02/11/97
                            SE03XC264V                                                                     12/03/96
                            SE03XC265V                                                                     01/10/97
                            SE03XC267V                                                                     02/26/97
                            SE03XC268V                                                                     12/31/96
                            SE03XC269V                                                                     01/30/97
                            SE03XC272V                                                                     01/31/97
                            SE03XC273V                                                                     12/11/96
                            SE03XC275V                                                                     07/15/97
                            SE03XC276V                                                                     09/28/96
                            SE03XC277V                                                                     05/29/97
                            SE03XC278V                                                                     04/24/97
                            SE03XC279V                                                                     01/03/97
                            SE03XC281V                                                                     05/12/97
                            SE03XC282V                                                                     06/04/97
                            SE03XC301V                                                                     04/22/97
                            SE03XC327V                                                                     01/30/97
                            SE03XC328V                                                                     03/24/97
                            SE03XC329V                                                                     05/08/97
                            SE03XC331V                                                                     03/28/97
                            SE03XC332V                                                                     12/06/96
                            SE03XC335V                                                                     03/21/97
                            SE03XC351V                                                                     04/04/97
                            SE03XC352V                                                                     12/16/96
                            SE03XC353V                                                                     11/02/96
                            SE03XC354V                                                                     05/05/97
                            SE03XC355V                                                                     10/28/96





                            SE03XC356V                                                                     03/19/97
                            SE03XC358V                                                                     01/08/97
                            SE03XC360V                                                                     07/08/97
                            SE03XC376V                                                                     04/16/97
                            SE03XC378V                                                                     10/24/96
                            SE03XC379V                                                                     12/09/96
                            SE03XC380V                                                                     04/26/97
                            SE03XC381V                                                                     01/02/97
                            SE03XC382V                                                                     02/13/97
                            SE03XC384V                                                                     05/05/97
                            SE03XC385V                                                                     04/22/97
                            SE03XC386V                                                                     03/19/97
                            SE03XC387V                                                                     03/10/97
                            SE03XC388V                                                                     05/03/97
                            SE03XC389V                                                                     05/08/97
                            SE03XC390V                                                                     02/12/97
                            SE03XC401V                                                                     05/08/97
                            SE03XC402V                                                                     04/14/97
                            SE03XC403V                                                                     04/21/97
                            SE03XC404V                                                                     12/09/96
                            SE03XC405V                                                                     12/12/96
                            SE03XC407V                                                                     11/07/96
                            SE03XC408V                                                                     01/09/98
                            SE03XC409V                                                                     02/28/97
                            SE03XC427V                                                                     04/24/97
                            SE03XC428V                                                                     11/06/96
                            SE03XC429V                                                                     01/03/97
                            SE03XC430V                                                                     04/10/97
                            SE03XC432V                                                                     04/22/97
                            SE03XC433V                                                                     04/24/97
                            SE03XC434V                                                                     04/11/97
                            SE03XC435V                                                                     02/05/97
                            SE03XC436V                                                                     04/07/97
                            SE03XC437V                                                                     03/06/97
                            SE03XC438V                                                                     03/06/97
                            SE03XC439V                                                                     04/07/97
                            SE03XC453V                                                                     11/06/96
                            SE03XC454V                                                                     12/10/96
                            SE03XC456V                                                                     03/03/97
                            SE03XC457V                                                                     09/21/96
                            SE03XC458V                                                                     02/07/97
                            SE03XC459V                                                                     04/11/97
                            SE03XC460V                                                                     01/03/97





                            SE03XC461V                                                                     03/20/97
                            SE03XC462V                                                                     12/09/96
                            SE03XC464V                                                                     04/16/97
                            SE03XC468V                                                                     04/10/97
                            SE03XC469V                                                                     02/28/97
                            SE03XC470V                                                                     05/13/97
                            SE03XC476V                                                                     05/02/97
                            SE03XC477V                                                                     02/12/97
                            SE03XC478V                                                                     11/10/96
                            SE03XC479V                                                                     05/02/97
                            SE03XC480V                                                                     08/26/97
                            SE03XC501V                                                                     05/30/97
                            SE03XC526V                                                                     01/07/97
                            SE03XC527V                                                                     10/27/96
                            SE03XC529V                                                                     05/21/97
                            SE03XC530V                                                                     11/18/96
                            SE03XC531V                                                                     03/05/97
                            SE03XC532V                                                                     04/14/97
                            SE03XC533V                                                                     09/20/96
                            SE03XC534V                                                                     04/28/97
                            SE03XC551V                                                                     03/26/97
                            SE03XC552V                                                                     03/10/97
                            SE03XC554V                                                                     04/04/97
                            SE03XC555V                                                                     11/01/96
                            SE03XC556V                                                                     05/09/97
                            SE03XC567V                                                                     03/07/97
                            SE03XC576V                                                                     12/12/96
                            SE03XC577V                                                                     01/29/97
                            SE03XC602V                                                                     04/24/97
                            SE03XC604V                                                                     03/05/97
                            SE03XC605V                                                                     09/22/96
                            SE03XC621V                                                                     04/21/97
                            SE03XC653V                                                                     12/10/96
                            SE03XC654V                                                                     04/12/97
                            SE03XC655V                                                                     01/23/97
                            SE03XC658V                                                                     04/25/97
                            SE03XC659V                                                                     01/21/97
                            SE03XC662V                                                                     03/26/97
                            SE03XC677V                                                                     07/09/97
                            SE03XC678V                                                                     07/07/97
                            SE03XC679V                                                                     04/18/97
                            SE03XC680V                                                                     04/25/97
                            SE03XC681V                                                                     07/03/97





                            SE03XC130V                                                                     08/18/97
                            SE03XC131V                                                                     08/26/97
                            SE03XC132V                                                                     10/15/97
                            SE03XC153V                                                                     12/16/97
                            SE03XC206V                                                                     12/16/97
                            SE03XC274V                                                                     10/13/97
                            SE03XC359V                                                                     11/06/97
                            SE03XC383V                                                                     08/20/97
                            SE03XC663V                                                                     10/02/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              199

       Spokane              SP03XC001V                                                                     09/04/96
                            SP03XC002V                                                                     09/09/96
                            SP03XC003V                                                                     08/08/96
                            SP03XC004V                                                                     10/11/96
                            SP03XC005V                                                                     10/08/96
                            SP03XC006V                                                                     11/06/96
                            SP03XC007V                                                                     10/08/96
                            SP03XC008V                                                                     11/04/96
                            SP03XC009V                                                                     09/12/96
                            SP03XC010V                                                                     11/26/96
                            SP03XC011V                                                                     10/10/96
                            SP03XC012V                                                                     08/28/96
                            SP03XC013V                                                                     10/04/96
                            SP03XC014V                                                                     09/20/96
                            SP03XC015V                                                                     11/23/96
                            SP03XC017V                                                                     10/16/96
                            SP03XC018V                                                                     10/04/96
                            SP03XC019V                                                                     11/08/96
                            SP03XC023V                                                                     09/26/96
                            SP03XC024V                                                                     10/01/96
                            SP03XC025V                                                                     10/05/96
                            SP03XC026V                                                                     10/10/96
                            SP03XC030V                                                                     11/05/96
                            SP03XC038V                                                                     10/07/96
                            SP03XC039V                                                                     11/08/96
                            SP03XC040V                                                                     10/11/96
                            SP03XC041V                                                                     10/15/96
                            SP03XC045V                                                                     09/27/96
                            SP03XC046V                                                                     11/01/96
                            SP03XC050V                                                                     09/27/96
                            SP03XC051V                                                                     10/02/96
                            SP03XC052V                                                                     08/10/96





                            SP03XC053V                                                                     08/19/96
                            SP03XC054V                                                                     10/14/96
                            SP03XC055V                                                                     09/04/96
                            SP03XC056V                                                                     09/25/96
                            SP03XC057V                                                                     11/08/96
                            SP03XC016V                                                                     01/24/97
                            SP03XC029V                                                                     12/19/96
                       ---------------------------------------------------------------------------------------------------
                                                                                                              39

       Syracuse             AL04XC001V                                                                     10/09/96
                            AL04XC002V                                                                     11/08/96
                            AL04XC004V                                                                     10/15/96
                            AL04XC005V                                                                     10/01/96
                            AL04XC008V                                                                     11/08/96
                            AL04XC009V                                                                     11/11/96
                            AL04XC010V                                                                     09/26/96
                            AL04XC011V                                                                     11/28/96
                            AL04XC012V                                                                     10/10/96
                            AL04XC013V                                                                     10/18/96
                            AL04XC014V                                                                     10/22/96
                            AL04XC017V                                                                     10/18/96
                            AL04XC018V                                                                     10/22/96
                            AL04XC020V                                                                     09/27/96
                            AL04XC022V                                                                     10/15/96
                            AL04XC023V                                                                     10/16/96
                            AL04XC024V                                                                     10/22/96
                            AL04XC025V                                                                     10/28/96
                            AL04XC026V                                                                     11/13/96
                            AL04XC027V                                                                     10/16/96
                            AL04XC028V                                                                     10/25/96
                            AL04XC029V                                                                     10/21/96
                            AL04XC030V                                                                     10/16/96
                            AL04XC031V                                                                     10/29/96
                            AL04XC032V                                                                     09/30/96
                            AL04XC033V                                                                     10/21/96
                            AL04XC034V                                                                     10/17/96
                            AL04XC035V                                                                     10/17/96
                            AL04XC039V                                                                     10/04/96
                            AL04XC040V                                                                     10/23/96
                            AL04XC042V                                                                     10/15/96
                            AL04XC043V                                                                     10/04/96
                            AL04XC045V                                                                     10/23/96
                            AL04XC049V                                                                     10/17/96
                            AL04XC007V                                                                     04/10/97





                            AL04XC021V                                                                     06/02/97
                            AL04XC036V                                                                     11/27/96
                            AL04XC037V                                                                     07/02/97
                            AL04XC038V                                                                     05/07/97
                            AL04XC041V                                                                     03/04/97
                            AL04XC044V                                                                     04/04/97
                            AL04XC046V                                                                     06/23/97
                            AL04XC047V                                                                     03/04/97
                            AL04XC048V                                                                     03/06/97
                            AL04XC006                                                                      12/29/97
                            AL04XC019                                                                      12/22/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              46

        Toledo              DE03XC180V                                                                     03/17/97
                            DE03XC182V                                                                     03/07/97
                            DE03XC249V                                                                     03/11/97
                            DE03XC250V                                                                     02/10/97
                            DE03XC251V                                                                     03/02/97
                            DE03XC252V                                                                     03/16/97
                            DE03XC254V                                                                     03/02/97
                            DE03XC258V                                                                     11/18/96
                            DE04XC001V                                                                     03/05/97
                            DE04XC002V                                                                     03/08/97
                            DE04XC003V                                                                     03/05/97
                            DE04XC004V                                                                     02/18/97
                            DE04XC005V                                                                     02/18/97
                            DE04XC007V                                                                     03/21/97
                            DE04XC008V                                                                     02/13/97
                            DE04XC010V                                                                     03/19/97
                            DE04XC011V                                                                     03/13/97
                            DE04XC012V                                                                     03/12/97
                            DE04XC015V                                                                     02/20/97
                            DE04XC016V                                                                     03/10/97
                            DE04XC017V                                                                     02/13/97
                            DE04XC018V                                                                     02/20/97
                            DE04XC019V                                                                     03/14/97
                            DE04XC020V                                                                     03/06/97
                            DE04XC021V                                                                     02/24/97
                            DE04XC022V                                                                     02/11/97
                            DE04XC023V                                                                     12/26/96
                            DE04XC024V                                                                     03/09/97
                            DE04XC025V                                                                     02/24/97
                            DE04XC026V                                                                     03/15/97





                            DE03XC253V                                                                     07/08/97
                            DE03XC256V                                                                     07/18/97
                            DE03XC259V                                                                     10/21/97
                            DE04XC009V                                                                     09/12/97
                            DE04XC014V                                                                     04/03/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              35

        Tucson              PH04XC009V                                                                     02/19/97
                            PH04XC010V                                                                     12/07/96
                            PH04XC011V                                                                     11/14/96
                            PH04XC017V                                                                     12/03/96
                            PH04XC018V                                                                     11/25/96
                            PH04XC019V                                                                     02/04/97
                            PH04XC020V                                                                     02/04/97
                            PH04XC021V                                                                     12/04/96
                            PH04XC022V                                                                     02/12/97
                            PH04XC023V                                                                     01/09/97
                            PH04XC024V                                                                     03/14/97
                            PH04XC026V                                                                     03/14/97
                            PH04XC028V                                                                     02/21/97
                            PH04XC029V                                                                     12/17/96
                            PH04XC030V                                                                     04/08/97
                            PH04XC031V                                                                     02/21/97
                            PH04XC032V                                                                     03/19/97
                            PH04XC033V                                                                     02/19/97
                            PH04XC067V                                                                     03/18/97
                            PH04XC069V                                                                     12/17/96
                            PH04XC070V                                                                     02/20/97
                            PH04XC071V                                                                     02/04/97
                            PH04XC073V                                                                     01/09/97
                            PH04XC074V                                                                     02/21/97
                            PH04XC075V                                                                     04/08/97
                            PH04XC217V                                                                     02/22/97
                            PH04XC218V                                                                     02/25/97
                            PH04XC219V                                                                     07/18/97
                            PH03XC076V                                                                     05/30/97
                            PH03XC077V                                                                     06/02/97
                            PH03XC241V                                                                     09/17/97
                            PH04XC025V                                                                     05/12/97
                            PH04XC027V                                                                     08/08/97
                            PH04XC034V                                                                     10/29/97
                            PH04XC036V                                                                     04/04/97
                            PH04XC208V                                                                     12/17/97





                            PH04XC211V                                                                     03/14/97
                            PH04XC215V                                                                     06/19/97
                            PH04XC221V                                                                     06/19/97
                            PH04XC222V                                                                     11/14/97
                           PH04XC223V*2                                                                    12/18/97
                            PH04XC227V                                                                     04/10/97
                            PH04XC229V                                                                     06/02/97
                            PH04XC237V                                                                     06/12/97
                            PH04XC238V                                                                     07/24/97
                            PH04XC239V                                                                     09/30/97
                            PH04XC251V                                                                     12/17/97
                            PH04XC253V                                                                     11/14/97
                           PH04XC223V*1                                                                    12/18/97
                       ---------------------------------------------------------------------------------------------------
                                                                                                              49

     Westchester            NY06XC404V                                                                     09/27/97
                            NY06XC405V                                                                     10/08/97
                            NY06XC408V                                                                     08/28/97
                            NY06XC411V                                                                     08/07/97
                            NY06XC412V                                                                     04/22/97
                            NY06XC413V                                                                     08/07/97
                            NY06XC414V                                                                     06/19/97
                            NY06XC422V                                                                     09/15/97
                            NY06XC427V                                                                     06/19/97
                            NY06XC429V                                                                     08/28/97
                            NY06XC430V                                                                     09/06/97
                            NY06XC431V                                                                     06/19/97
                            NY06XC432V                                                                     09/06/97
                            NY06XC435V                                                                     09/11/97
                            NY06XC437V                                                                     09/06/97
                            NY06XC443V                                                                     08/28/97
                            NY06XC445V                                                                     09/06/97
                            NY06XC449V                                                                     08/28/97
                            NY06XC463V                                                                     09/11/97
                            NY06XC469V                                                                     09/06/97
                            NY06XC471V                                                                     09/06/97
                            NY06XC403V                                                                     10/02/97
                            NY06XC417V                                                                     11/04/97
                            NY06XC442V                                                                     12/31/97
                            NY06XC470V                                                                     10/16/97
                            NY06XC472V                                                                     09/27/97
                            NY06XC477V                                                                     10/24/97
                            NY06XC479V                                                                     12/10/97
                       ---------------------------------------------------------------------------------------------------
                                                                                      Tucson Subtotal         28
                                            ----------------------------------------------------------
                                                                                                      --------------------
                                                                                          Grand Total        2939
                                                                                                      --------------------






- ---------------------------------------------------------------------------------------------------------------------
         SYSTEM               SITEID                             SITENAME                              BOLTDOWN
- ---------------------------------------------------------------------------------------------------------------------
     APC - Hanover            CBC001                                                                   8/21/97
                              CBC002                                                                    8/8/97
                              CBC003                                                                   9/23/97
                              CBC004                                                                    9/5/97
                              CBC005                                                                    9/3/97
                              CBC006                                                                   10/18/97
                              CBC007                                                                   10/18/97
                              CBC008                                                                   10/2/97
                              CBC009                                                                    9/4/97
                              CBC010                                                                   10/12/97
                              CBC011                                                                   9/13/97
                              CBC013                                                                    9/3/97
                              CBC016                                                                   11/13/97
                              CBC018                                                                    9/5/97
                              CBC019                                                                   9/29/97
                              CBC020                                                                    9/4/97
                              CBC021                                                                    9/5/97
                              CBC022                                                                   9/18/97
                              CBC023                                                                    9/5/97
                              CBC024                                                                   8/21/97
                              CBC025                                                                   10/24/97
                              CBC026                                                                   8/21/97
                              CBC027                                                                   9/29/97
                              CBC028                                                                   8/26/97
                              CBC029                                                                   10/6/97
                              CBC030                                                                   10/31/97
                              CBC032                                                                   9/19/97
                              CBC033                                                                   8/22/97
                              CBC034                                                                   10/6/97
                              CBC035                                                                   8/25/97
                              CBC036                                                                   12/5/97
                              CBC037                                                                   11/17/97
                              CBC038                                                                   8/21/97
                              CBC046                                                                   8/22/97
                              CBC050                                                                   10/2/97
                              CBC051                                                                    9/4/97
                              CBN002                                                                   11/25/97
                              CBN003                                                                   11/13/97
                              CBN004                                                                   8/22/97
                              CBN006                                                                   9/26/97
                              CBN007                                                                   9/25/97
                              CBN008                                                                   8/22/97





                              CBN010                                                                   9/19/97
                              CBN012                                                                   9/19/97
                              CBN014                                                                   9/29/97
                              CBN015                                                                   9/26/97
                              CBN016                                                                   9/12/97
                              CBN017                                                                   8/25/97
                              CBN019                                                                   10/2/97
                              CBN020                                                                   9/18/97
                              CBN021                                                                   10/27/97
                              CBN023                                                                   11/13/97
                              CBN024                                                                   8/22/97
                              CBN025                                                                   12/3/97
                              CBN026                                                                   9/16/97
                              CBN027                                                                   8/21/97
                              CBN028                                                                   12/5/97
                              CBN029                                                                   8/21/97
                              CBN031                                                                   9/12/97
                              CBN032                                                                   9/11/97
                              CBN033                                                                   8/21/97
                              CBN034                                                                   9/12/97
                              CBN036                                                                    9/4/97
                              CBN037                                                                   9/19/97
                              CBN038                                                                   10/8/97
                              CBN039                                                                    9/8/97
                              CBN040                                                                   10/1/97
                              CBN041                                                                   10/6/97
                              CBN042                                                                   9/19/97
                              CBN046                                                                   10/2/97
                              CBN048                                                                   9/26/97
                              CBN051                                                                   11/7/97
                              CBN054                                                                    9/8/97
                              CBN058                                                                   10/16/97
                              CBN063                                                                   8/14/97
                              CBN064                                                                   9/19/97
                              CBN065                                                                   9/12/97
                              CBN066                                                                   10/24/97
                              CBN067                                                                   9/22/97
                              CBN068                                                                   9/12/97
                              CBN069                                                                   9/29/97
                              CBN070                                                                   9/11/97
                              CBN071                                                                   9/22/97
                              CBN072                                                                   12/5/97
                              CBN073                                                                   10/1/97





                              CBN074                                                                   9/22/97
                              CBN076                                                                   9/26/97
                              CBN077                                                                   9/24/97
                              CBN079                                                                   9/10/97
                              CBN081                                                                   9/12/97
                              CBN082                                                                   9/11/97
                              CBN090                                                                   10/14/97
                              CBN091                                                                   9/17/97
                              CBN101                                                                   9/12/97
                              CBN103                                                                   9/12/97
                              CBN107                                                                   11/17/97
                              CBN123                                                                   9/18/97
                              CBN124                                                                   8/14/97
                              CBN125                                                                   9/11/97
                              CBN128                                                                   10/14/97
                              CBN129                                                                   11/14/97
                              CBS001                                                                   9/25/97
                              CBS002                                                                   10/13/97
                              CBS003                                                                   9/10/97
                              CBS004                                                                   9/15/97
                              CBS005                                                                   9/15/97
                              CBS009                                                                   9/17/97
                              CBS011                                                                   9/19/97
                              CBS012                                                                   8/15/97
                              CBS013                                                                   9/15/97
                              CBS014                                                                   9/17/97
                              CBS015                                                                   8/14/97
                              CBS016                                                                   9/15/97
                              CBS017                                                                   9/17/97
                              CBS018                                                                   10/20/97
                              CBS021                                                                   10/15/97
                              CBS022                                                                   9/18/97
                              CBS023                                                                   10/15/97
                              CBS024                                                                   8/14/97
                              CBS025                                                                   8/14/97
                              CBS033                                                                   8/14/97
                              CBS034                                                                   9/11/97
                              CBS038                                                                   9/15/97
                              CBS040                                                                   9/11/97
                              CBS041                                                                   10/16/97
                              CBS065                                                                   10/16/97
                              CBS066                                                                   9/17/97
                                                                                                         127





   APC - Beltsville 1         CBN011                                                                   8/22/97
                              CBN013                                                                   8/22/97
                              CBN043                                                                   10/14/97
                              CBN080                                                                   10/27/97
                              CBN131                                                                   9/15/97
                              CBS006                                                                   10/15/97
                              CBS007                                                                   9/17/97
                              CDC027                                                                    9/3/97
                              CDC032                                                                   8/15/97
                              CWN001                                                                   11/5/97
                              CWN002                                                                   8/19/97
                              CWN003                                                                   9/22/97
                              CWN005                                                                   9/22/97
                              CWN007                                                                   12/16/96
                              CWN008                                                                   9/22/97
                              CWN009                                                                   10/3/97
                              CWN010                                                                   8/19/97
                              CWN011                                                                   9/22/97
                              CWN012                                                                   10/13/97
                              CWN014                                                                   8/19/97
                              CWN015                                                                   11/23/96
                              CWN016                                                                   2/21/97
                              CWN018                                                                   12/3/97
                              CWN019                                                                   10/27/97
                              CWN020                                                                   8/15/97
                              CWN021                                                                   1/30/97
                              CWN023                                                                   11/6/97
                              CWN024                                                                   11/18/97
                              CWN027                                                                   10/17/97
                              CWN029                                                                   8/16/97
                              CWN030                                                                   11/18/97
                              CWN031                                                                   8/15/97
                              CWN033                                                                   10/2/97
                              CWN034                                                                   2/27/97
                              CWN035                                                                   10/13/97
                              CWN036                                                                   2/21/97
                              CWN038                                                                   10/2/97
                              CWN039                                                                   10/31/97
                              CWN040                                                                   10/10/97
                              CWN041                                                                   11/26/97
                              CWN042                                                                   10/10/97
                              CWN043                                                                   10/21/97
                              CWN044                                                                   7/17/97





                              CWN045                                                                   8/15/97
                              CWN047                                                                   8/15/97
                              CWN048                                                                   1/23/97
                              CWN050                                                                   9/26/97
                              CWN053                                                                   9/22/97
                              CWN055                                                                   10/28/97
                              CWN056                                                                   9/22/97
                              CWN057                                                                   10/2/97
                              CWN058                                                                   7/31/97
                              CWN059                                                                   10/13/97
                              CWN061                                                                   8/15/97
                              CWN062                                                                   8/15/97
                              CWN074                                                                   10/10/97
                              CWN077                                                                   12/3/97
                              CWN079                                                                   9/23/97
                              CWN081                                                                   10/21/97
                              CWN082                                                                   10/10/97
                              CWN084                                                                   9/23/97
                              CWN100                                                                   12/12/97
                              CWN108                                                                   10/24/97
                              CWS001                                                                   9/23/97
                              CWS002                                                                   10/22/97
                              CWS003                                                                   9/24/97
                              CWS004                                                                   10/22/97
                              CWS006                                                                   9/11/97
                              CWS007                                                                   9/10/97
                              CWS008                                                                   10/17/97
                              CWS009                                                                   8/19/97
                              CWS010                                                                   10/17/97
                              CWS012                                                                   7/17/97
                              CWS013                                                                   10/22/97
                              CWS014                                                                   9/11/97
                              CWS015                                                                   12/3/97
                              CWS018                                                                   10/15/97
                              CWS019                                                                   8/19/97
                              CWS020                                                                   10/15/97
                              CWS021                                                                   9/11/97
                              CWS022                                                                   10/15/97
                              CWS023                                                                   10/31/97
                              CWS024                                                                   10/9/97
                              CWS026                                                                   10/9/97
                              CWS027                                                                   9/10/97
                              CWS028                                                                   9/11/97





                              CWS031                                                                   9/10/97
                              CWS034                                                                   9/10/97
                              CWS036                                                                   7/17/97
                              CWS044                                                                   10/15/97
                              CWS048                                                                   9/10/97
                              CWS049                                                                   9/11/97
                              CWS050                                                                   10/9/97
                              CWS051                                                                   8/19/97
                              CWS052                                                                   10/20/97
                              CWS057                                                                   10/20/97
                              CWS058                                                                   10/28/97
                              CWS062                                                                   7/17/97
                              CWS072                                                                   10/13/97
                              CWS083                                                                   9/10/97
                              CWS121                                                                   11/15/96
                                                                                                         101
   APC - Beltsville 2         CDC001                                                                   2/27/97
                              CDC003                                                                   3/24/97
                              CDC002                                                                   10/11/97
                              CDC004                                                                   9/12/97
                              CDC006                                                                   9/15/97
                              CDC007                                                                    3/7/97
                              CDC008                                                                   10/21/97
                              CDC009                                                                   12/20/96
                              CDC011                                                                   8/20/97
                              CDC012                                                                   8/25/97
                              CDC013                                                                    3/7/97
                              CDC014                                                                   12/16/96
                              CDC015                                                                   8/20/97
                              CDC016                                                                   9/15/97
                              CDC017                                                                   8/25/97
                              CDC018                                                                   1/15/97
                              CDC019                                                                   8/26/97
                              CDC020                                                                   9/15/97
                              CDC021                                                                   10/4/97
                              CDC022                                                                   8/26/97
                              CDC024                                                                   8/30/97
                              CDC026                                                                   9/15/97
                              CDC028                                                                   10/8/97
                              CDC029                                                                   10/15/97
                              CDC030                                                                   8/26/97
                              CDC031                                                                   8/27/97
                              CDC034                                                                   8/13/97





                              CDC035                                                                   1/30/97
                              CDC036                                                                    4/5/97
                              CDC037                                                                   12/16/96
                              CDC038                                                                   12/1/97
                              CDC039                                                                   8/27/97
                              CDC040                                                                   8/27/97
                              CDC041                                                                   10/18/97
                              CDC042                                                                   8/27/97
                              CDC043                                                                   10/4/97
                              CDC044                                                                   10/4/97
                              CDC045                                                                   8/14/97
                              CDC046                                                                   8/28/97
                              CDC047                                                                   8/28/97
                              CDC049                                                                   8/28/97
                              CDC050                                                                   8/28/97
                              CDC057                                                                   10/8/97
                              CDC058                                                                   11/13/97
                              CWC001                                                                   10/8/97
                              CWC002                                                                   12/8/97
                              CWC003                                                                   12/14/96
                              CWC004                                                                   8/29/97
                              CWC006                                                                   8/29/97
                              CWC007                                                                   8/20/97
                              CWC008                                                                   8/29/97
                              CWC009                                                                   10/6/97
                              CWC010                                                                   1/23/97
                              CWC012                                                                   8/15/97
                              CWC013                                                                    9/2/97
                              CWC014                                                                   8/15/97
                              CWC015                                                                    9/2/97
                              CWC016                                                                   10/9/97
                              CWC018                                                                   9/12/97
                              CWC019                                                                   10/13/97
                              CWC020                                                                   8/30/97
                              CWC021                                                                   8/18/97
                              CWC024                                                                   10/23/97
                              CWC026                                                                   11/13/97
                              CWC027                                                                    9/2/97
                              CWC028                                                                   11/11/97
                              CWC030                                                                   10/16/97
                              CWC032                                                                   8/26/97
                              CWC033                                                                   10/17/97
                              CWC034                                                                   10/17/97





                              CWC035                                                                   8/25/97
                              CWC036                                                                   10/10/97
                              CWC042                                                                   12/1/97
                              CWC044                                                                    9/3/97
                              CWC045                                                                   10/13/97
                              CWC046                                                                   8/29/97
                              CWC047                                                                    9/3/97
                              CWC050                                                                   8/22/97
                              CWC051                                                                   10/10/97
                              CWC052                                                                   12/17/97
                              CWC057                                                                   10/10/97
                              CWC058                                                                   8/14/97
                              CWC059                                                                   8/21/97
                              CWC063                                                                   12/8/97
                              CWC065                                                                   8/18/97
                              CWC066                                                                   8/22/97
                              CWC067                                                                   10/14/97
                              CWC068                                                                   10/13/97
                              CWC070                                                                   10/9/97
                              CWC073                                                                   10/17/97
                              CWC076                                                                    9/3/97
                              CWC077                                                                    9/3/97
                              CWC078                                                                   10/9/97
                              CWC080                                                                   10/13/97
                              CWC082                                                                   10/23/97
                              CWC083                                                                    8/8/97
                              CWC084                                                                   11/17/97
                              CWC086                                                                   10/16/97
                              CWC088                                                                   10/16/97
                              CWC089                                                                   10/14/97
                              CWC091                                                                   10/21/97
                              CWC101                                                                   8/21/97
                              CWC103                                                                    8/8/97
                              CWN063                                                                   9/25/97
                              CWN064                                                                   11/14/97
                              CWN065                                                                   10/24/97
                              CWN066                                                                    8/8/97
                              CWN067                                                                   8/11/97
                              CWN068                                                                   10/15/97
                              CWN069                                                                   11/18/97
                              CWS025                                                                   8/19/97
                              CWS029                                                                   8/21/97
                              CWS032                                                                   9/11/97





                              CWS046                                                                   8/19/97
                              CWW001                                                                   10/23/97
                              CWW003                                                                   11/13/97
                              CWW004                                                                   8/11/97
                              CWW009                                                                   11/17/97
                              CWW013                                                                   12/1/97
                              CWW014                                                                   11/17/97
                              CWW017                                                                   8/11/97
                              CWW019                                                            ]       8/4/97
                                                                            BELTSVILLE 2 SUBTOTAL        122

                                                                                  TOTAL BOLTDOWNS        350







- ------------------------------------------------------------------------------------------------------------
SYSTEM                        SITEID       SITENAME                                           BOLTDOWN
- ------------------------------------------------------------------------------------------------------------
Orange County                 OR001-A      [                                                  10/20/96
                              OR002-A                                                          2/8/97
                              OR003-A                                                         12/26/96
                              OR005-A                                                         10/8/96
                              OR006-C                                                          2/1/97
                              OR007-A                                                         10/10/96
                              OR008-B                                                         2/17/97
                              OR009-B                                                          2/7/97
                              OR011-B                                                         12/27/96
                              OR013-B                                                         2/14/97
                              OR015-C                                                          3/6/97
                              OR016-B                                                         2/24/97
                              OR018-B                                                          3/6/97
                              OR019-A                                                         12/6/96
                              OR021-E                                                          2/8/97
                              OR022-A                                                          2/7/97
                              OR024-D                                                         12/27/96
                              OR025-A                                                          2/5/97
                              OR026-A                                                          1/6/97
                              OR028-A                                                         12/4/96
                              OR029-C                                                         9/22/96
                              OR030-A                                                         10/30/96
                              OR032-A                                                         12/3/96
                              OR034-A                                                         11/15/96
                              OR035-D                                                         11/18/96
                              OR036-A                                                         3/17/97
                              OR037-A                                                         11/7/96
                              OR040-D                                                         11/18/96
                              OR041-A                                                         11/20/96
                              OR042-A                                                         11/15/96
                              OR043-A                                                         11/15/96
                              OR048-A                                                          3/6/97
                              OR050-A                                                         10/30/96
                              OR051-A                                                         10/15/96
                              OR052-B                                                          3/2/97
                              OR055-A                                                          3/7/97
                              OR057-A                                                          1/3/97
                              OR058-B                                                         12/3/96
                              OR059-A                                                         12/12/96
                              OR061-A                                                         9/30/96
                              OR064-A                                                         12/3/96
                              OR065-A                                                         11/1/96





                              OR066-A                                                         10/10/96
                              OR069-D                                                         3/12/97
                              OR073-C                                                          3/1/97
                              OR083-D                                                          2/6/97
                              OR084-B                                                         3/11/97
                              OR085-A                                                         11/15/96
                              OR088-A                                                         11/18/96
                              OR089-A                                                         8/27/96
                              OR090-A                                                         12/21/96
                              OR093-A                                                         12/2/96
                              OR094-B                                                          1/2/97
                              OR095-A                                                         2/25/97
                              OR096-F                                                         12/20/96
                              OR099-A                                                         11/19/96
                              OR104-B                                                         3/11/97
                              OR107-A                                                         12/28/96
                              OR108-A                                                         1/20/97
                              OR109-A                                                         3/10/97
                              OR111-B                                                         12/23/96
                              OR112-C                                                         12/20/96
                              OR117-A                                                         2/18/97
                              OR118-A                                                         1/22/97
                              OR121-B                                                         2/27/97
                              OR122-A                                                         2/18/97
                              OR123-A                                                          3/1/97
                              OR126-B                                                         2/14/97
                              OR127-A                                                         3/21/97
                              OR128-A                                                         1/14/97
                              OR129-D                                                         11/16/96
                              OR130-A                                                         1/17/97
                              OR132-E                                                         1/17/97
                              OR134-A                                                         2/27/97
                              OR135-B                                                         1/11/97
                              OR136-B                                                          3/1/97
                              OR137-B                                                         2/24/97
                              OR139-D                                                         3/24/97
                              OR141-B                                                         1/14/97
                              OR142-D                                                         3/17/97
                              OR145-A                                                         3/10/97
                              OR149-A                                                         2/26/97
                             CHE003SD                                                         6/11/97
                              OR004-E                                                         12/3/97
                              OR044-D                                                         10/14/97





                             OR049-1A                                                         7/25/97
                              OR053-B                                                         11/24/97
                              OR067-A                                                         7/30/97
                              OR071-B                                                         3/21/97
                              OR074-B                                                          4/1/97
                              OR076-C                                                         11/7/97
                              OR092-D                                                          4/1/97
                              OR079-A                                                         8/20/97
                              OR087-C                                                         7/23/97
                              OR102-A                                                         11/6/97
                              OR110-A                                                         7/14/97
                              OR146-A                                                          8/8/97
                                                                                                 97
San Diego                      SD001                                                          2/20/96
                               SD002                                                          2/20/96
                               SD005                                                          5/23/96
                               SD003                                                          5/30/96
                               SD042                                                          9/26/96
                               SD006                                                          10/15/96
                               SD007                                                          9/19/96
                               SD009                                                          10/14/96
                               SD008                                                          10/3/96
                               SD010                                                          3/22/96
                               SD012                                                          8/26/96
                               SD013                                                          8/19/96
                               SD014                                                          6/18/96
                               SD015                                                           7/2/96
                               SD016                                                          8/26/96
                               SD018                                                          8/12/96
                               SD023                                                          5/21/96
                               SD024                                                           9/6/96
                               SD025                                                          9/16/96
                               SD027                                                          9/26/96
                               SD028                                                          8/26/96
                               SD030                                                           8/6/96
                               SD032                                                          8/11/96
                               SD033                                                          9/30/96
                              SD035-1                                                         9/27/96
                               SD037                                                          10/31/96
                               SD038                                                          10/3/96
                               SD039                                                          10/7/96
                               SD040                                                          8/29/96
                               SD041                                                          10/9/96





                               SD044                                                          8/30/96
                               SD045                                                           9/6/96
                               SD048                                                          9/19/96
                               SD049                                                          9/16/96
                               SD051                                                          9/25/96
                               SD053                                                          9/25/96
                               SD054                                                          9/24/96
                               SD055                                                          5/25/96
                              SD121-1                                                         9/24/96
                               SD132                                                          11/7/96
                               SD146                                                          10/14/96
                              SD148-1                                                         10/15/96
                               SD149                                                           9/5/96
                               SD151                                                          9/12/96
                               SD168                                                          8/30/96
                               SD174                                                          10/16/96
                              SD178-1                                                         9/13/96
                               SD180                                                          9/13/96
                               SD189                                                          9/25/96
                               SD194                                                          10/15/96
                               SD197                                                          8/30/96
                               SD201                                                          10/16/96
                               SD212                                                          8/16/96
                               SD216                                                          8/30/96
                               SD218                                                          8/23/96
                               SD221                                                          10/6/96
                               SD222                                                           8/7/96
                               SD300                                                          9/13/96
                               SD301                                                          9/13/96
                               SD302                                                          9/13/96
                               SD303                                                          9/13/96
                               SD304                                                          9/13/96
                               SD305                                                          9/13/96
                               SD325                                                          10/1/96
                               SD326                                                          10/1/96
                               SD327                                                          10/1/96
                               SD328                                                          10/1/96
                               SD329                                                          10/1/96
                               SD330                                                          10/1/96
                               SD350                                                           9/5/96
                               SD351                                                           9/5/96
                               SD352                                                           9/5/96
                               SD353                                                           9/5/96





                               SD375                                                          10/3/96
                               SD376                                                          10/3/96
                               SD377                                                          10/3/96
                               SD378                                                          10/3/96
                               SD379                                                          10/3/96
                               SD380                                                          10/3/96
                               SD381                                                          10/3/96
                               SD382                                                          10/3/96
                               SD383                                                          10/3/96
                               SD384                                                          10/3/96
                               SD385                                                          10/3/96
                               SD386                                                          10/3/96
                               SD387                                                          10/3/96
                               SD388                                                          10/3/96
                               SD425                                                          10/16/96
                               SD426                                                          10/16/96
                               SD427                                                          10/16/96
                               SD428                                                          10/16/96
                               SD429                                                          10/16/96
                               SD430                                                          10/16/96
                               SD431                                                          10/16/96
                               SD432                                                          10/16/96
                               SD450                                                          11/20/96
                               SD451                                                          11/20/96
                               SD454                                                          10/1/96
                               SD455                                                          10/1/96
                               SD500                                                          10/16/96
                               SD501                                                          10/16/96
                               COW01                                                           1/1/97
                               COW02                                                           1/1/97
                               COW03                                                           1/1/97
                               COW04                                                           1/1/97
                               COW05                                                           1/1/97
                               COW06                                                           1/1/97
                               SD004                                                          11/16/96
                               SD011                                                          5/24/97
                               SD017                                                          11/5/97
                               SD019                                                           2/7/97
                               SD020                                                          11/4/96
                               SD021                                                          10/21/96
                               SD026                                                          11/8/96
                               SD029                                                          11/6/96
                               SD031                                                          2/26/97





                               SD043                                                          10/16/96
                               SD046                                                          10/4/96
                               SD047                                                          5/30/97
                               SD052                                                          5/29/97
                               SD130                                                          2/11/97
                               SD133                                                          12/3/96
                               SD137                                                           4/8/97
                               SD139                                                           4/8/97
                               SD140                                                           2/5/97
                               SD141                                                          9/22/97
                               SD142                                                          11/1/96
                               SD143                                                          10/26/96
                               SD145                                                          12/19/97
                               SD150                                                          5/28/97
                               SD166                                                          10/17/96
                              SD171-1                                                         3/26/97
                               SD191                                                          10/14/96
                               SD199                                                           7/7/97
                               SD214                                                           6/5/97
                               SD215                                                          6/19/97
                               SD220                                                          3/14/97
                               SD400                                                          12/7/97
                               SD401                                                          12/7/97
                               SD452                                                          11/20/96
                               SD453                                                          11/20/96
                                                                                                141
Los Angeles                   LA011-A                                                         3/12/97
                              LA002-B                                                          6/6/97
                              LA009-D                                                         3/20/97
                              LA010-B                                                          5/2/97
                              LA013-A                                                         5/27/97
                              LA014-A                                                         8/20/97
                              LA018-A                                                         3/12/97
                              LA022-A                                                         4/10/97
                              LA023-C                                                         3/29/97
                              LA025-B                                                         5/15/97
                              LA028-A                                                          6/5/97
                              LA029-A                                                         2/26/97
                              LA032-B                                                         3/26/97
                              LA033-A                                                         3/19/97
                              LA039-A                                                          4/7/97
                              LA040-A                                                          4/8/97
                              LA041-B                                                         4/12/97





                              LA042-A                                                          2/8/97
                              LA043-A                                                         7/26/97
                              LA045-C                                                         6/20/97
                              LA047-A                                                         4/12/97
                              LA048-B                                                          4/8/97
                              LA049-A                                                         4/10/97
                              LA051-A                                                          4/2/97
                              LA062-A                                                         3/25/97
                              LA067-B                                                         6/10/97
                              LA068-B                                                          4/3/97
                              LA070-A                                                         4/19/97
                              LA072-A                                                         9/17/97
                              LA080-A                                                          2/3/97
                              LA096-A                                                         6/28/97
                              LA097-A                                                         7/10/97
                              LA098-B                                                         3/25/97
                              LA102-B                                                         4/29/97
                              LA111-B                                                         7/24/97
                              LA112-A                                                          2/8/97
                              LA113-A                                                          2/8/97
                              LA118-A                                                          5/8/97
                              LA119-B                                                         3/20/97
                              LA120-B                                                         7/22/97
                              LA122-A                                                         5/16/97
                              LA123-A                                                          8/5/97
                              LA125-A                                                         6/18/97
                              LA126-D                                                         4/16/97
                              LA128-A                                                         3/19/97
                              LA129-A                                                         6/17/97
                              LA139-A                                                         3/26/97
                              LA143-1                                                          6/5/97
                              LA145-A                                                         1/24/97
                              LA147-A                                                          2/7/97
                              LA149-B                                                         1/23/97
                              LA151-A                                                         6/10/97
                              LA153-A                                                         1/23/97
                              LA155-A                                                          5/2/97
                              LA158-A                                                         1/29/97
                              LA159-B                                                         1/27/97
                              LA160-C                                                         1/27/97
                              LA161-C                                                          2/7/97
                              LA162-B                                                          5/6/97
                              LA163-A                                                          4/3/97





                              LA167-A                                                         3/28/97
                              LA170-A                                                         4/11/97
                              LA171-B                                                         1/29/97
                              LA175-A                                                          3/7/97
                              LA177-A                                                         8/12/97
                              LA178-A                                                         2/14/97
                              LA180-A                                                          3/1/97
                              LA181-A                                                         2/14/97
                              LA183-A                                                          3/5/97
                              LA185-C                                                         7/25/97
                              LA190-A                                                         6/13/97
                              LA193-A                                                         3/28/97
                              LA252-A                                                         3/27/97
                              LA255-A                                                          3/7/97
                              LA260-A                                                          2/6/97
                              LA262-A                                                          3/7/97
                              LA263-A                                                         4/16/97
                              LA264-A                                                          3/6/97
                              LA266-B                                                         3/27/97
                              LA268-A                                                         5/14/97
                              LA269-A                                                          5/9/97
                              LA270-B                                                          2/6/97
                              LA271-A                                                          4/4/97
                              LA274-B                                                         5/13/97
                              LA277-A                                                          3/6/97
                              LA278-A                                                         2/13/97
                              LA279-A                                                         2/13/97
                              LA283-A                                                         6/18/97
                              LA292-A                                                          4/2/97
                              LA294-B                                                         8/29/97
                              LA297-B                                                          4/9/97
                              LA300-A                                                         6/12/97
                              LA301-A                                                         2/20/97
                              LA302-B                                                          4/4/97
                              LA310-A                                                         6/13/97
                              LA315-A                                                         8/22/97
                              LA316-A                                                         3/21/97
                              LA327-A                                                          3/8/97
                              LA331-A                                                         2/21/97
                              LA333-A                                                         3/14/97
                              LA335-B                                                         6/19/97
                              LA339-A                                                         3/13/97
                              LA341-A                                                         6/12/97





                              LA343-A                                                         3/13/97
                              LA358-A                                                         3/27/97
                               LA511                                                          9/18/97
                               LA512                                                          9/18/97
                               LA514                                                          9/18/97
                              LA003-A                                                         7/10/97
                              LA007-B                                                         11/11/97
                              LA016-B                                                         9/23/97
                              LA017-D                                                         10/9/97
                              LA019-B                                                         11/18/97
                              LA021-B                                                         11/19/97
                              LA026-B                                                         10/29/97
                              LA027-D                                                         11/5/97
                              LA050-B                                                         10/31/97
                              LA052-A                                                         9/15/97
                              LA055-B                                                         10/23/97
                              LA060-A                                                         5/27/97
                              LA061-B                                                         10/22/97
                              LA074-A                                                         9/16/97
                             LA064-2A                                                         11/11/97
                              LA075-A                                                         10/23/97
                              LA082-A                                                         11/12/97
                              LA088-A                                                         10/1/97
                              LA091-A                                                         10/1/97
                              LA092-D                                                         11/12/97
                              LA093-B                                                         10/24/97
                              LA095-E                                                         12/15/97
                              LA099-A                                                         6/28/97
                              LA100-B                                                         10/30/97
                              LA105-B                                                         7/18/97
                              LA107-A                                                         11/3/97
                              LA110-A                                                         10/22/97
                              LA117-D                                                         7/15/97
                              LA127-E                                                         11/5/97
                              LA133-A                                                         11/25/97
                              LA144-B                                                         10/30/97
                              LA156-A                                                         10/28/97
                              LA172-A                                                         9/11/97
                              LA173-A                                                          9/2/97
                              LA174-D                                                         10/22/97
                              LA179-B                                                         10/22/97
                              LA184-A                                                          3/5/97
                              LA187-B                                                         10/1/97





                              LA188-A                                                         10/20/97
                              LA189-A                                                         9/26/97
                              LA199-A                                                         12/16/97
                              LA200-C                                                         9/10/97
                              LA201-B                                                         10/23/97
                              LA257-D                                                         11/10/97
                              LA267-C                                                         10/28/97
                              LA272-A                                                         11/2/97
                              LA273-A                                                         11/20/97
                              LA281-D                                                         10/27/97
                              LA285-A                                                         10/8/97
                              LA286-A                                                         11/17/97
                              LA287-A                                                         9/18/97
                              LA288-C                                                         11/2/97
                              LA290-A                                                         11/4/97
                              LA295-A                                                         11/7/97
                              LA298-A                                                         9/24/97
                              LA311-C                                                         11/18/97
                              LA313-B                                                         11/10/97
                              LA314-A                                                         10/16/97
                              LA318-A                                                         9/25/97
                              LA319-A                                                         11/4/97
                              LA320-B                                                         10/10/97
                              LA321-A                                                         8/21/97
                              LA325-B                                                         10/24/97
                              LA330-A                                                         11/16/97
                              LA338-A                                                         10/23/97
                              LA344-B                                                         10/17/97
                              LA347-A                                                          9/3/97
                              LA513PV                                                         9/19/97
                              LA515PV                                                         9/19/97
                              LA516PV                                                         9/19/97
                              LA517PV                                                         9/19/97
                              LA518PV                                                         9/19/97
                              LA519PV                                                         9/19/97
                              LA520PV                                                         9/19/97
                                                                                       ]        182

                                                                         TOTAL BOLTDOWNS        420


                                                                      EXHIBIT B4

               SYSTEM ELEMENT FIELD INSTALLATION AND COMMISSIONING














                                   EXHIBIT B4




                        SYSTEM ELEMENT FIELD INSTALLATION
                                AND COMMISSIONING





                           A   -   Boltdown of BTS Equipment

                           B   -   Commissioning of BTS Equipment

                           C   -   Base Station Cell Integration

                           D   -   Switch / BSC

                           E   -   Project Intervals

                           F   -   Project Management

                           G   -   Program Management

                                   Attachments 1 - 5

INTRODUCTION

      This  Statement  of  Work  ("SOW")  defines  the  work   requirements  and
      responsibilities of both Vendor and the Owner which are necessary to engineer, furnish, deliver, install, commission and test Products furnished hereunder in accordance with the Project Intervals set forth in Section E herein, and in the case of a BTS, necessary for shipment to the Owner's designated FOB Point. Vendor's obligation to perform the Services described hereunder assumes receipt and acceptance of a valid Purchase Order for such Services and associated Products. The materials and labor required for Installation activities as described below represent a "standard" installation. Owner understands and agrees that certain of the requirements for such Boltdown and Commissioning activities are site dependent, and Vendor reserves the right to quote additional charges on a time-and-material basis as the actual Designated Switch Site(s) or System Element Location(s), as applicable, are identified, in accordance with Subsection 7.2 of the Contract.



A.         BOLTDOWN OF BTS EQUIPMENT



 1.1       Activities Required Prior to Boltdown

      Vendor has responsibility for delivering BTS equipment to Owner's FOB point. The Owner has responsibility for transportation from the FOB point to the Owner's local warehouse in the market.

      If Owner purchases any of the Service Suites in Section 1 of Schedule 3A, the Vendor will be responsible for the local transportation of the BTS equipment from the Owner's local warehouse to the BTS site.

      These activities are the responsibility of the Owner regardless of whether the Vendor is performing Boltdown activities for the BTS. All of these activities must be complete prior to Boltdown Activities beginning as described in item 1.3 below.


                                Responsibilities

  a. Owner will provide warehousing for all BTSs, including associated equipment, at the Owner's designated local warehouse. Owner will notify Vendor upon receipt of Products of any damage which occurred during shipment, and, if known, shortages.

  b. Owner will provide Vendor's authorized employees the same level of access to the BTS and all associated equipment as afforded Owner's employees, to the warehouse and once the BTS has been delivered to its permanent System Element Location, including out of hours access.

  c. Owner will furnish all anchors, external mounting hardware, and all other material necessary for positioning and securing and final boltdown of the BTS.

  d.     Owner will provide all permits  necessary for System  Element  Location
         construction,   installation,  electrical  and  telco  connections  and
         service activation.

  e. Owner will be responsible for Local Transportation costs and scheduling associated with the delivery of the BTSs and all associated equipment from the Owner's local warehouse to the System Element Location. However if the Owner has purchased one of the Services Suites in

         Section 1 of Schedule 3A, the Vendor will  be   responsible for  Local
         Transportation. If the Owner has purchased Project Management as described in Section F of this Exhibit B4, the Vendor will be responsible for scheduling associated with the delivery of the BTS and the associated equipment from the Owner's local warehouse to the System Element Location. Local Transportation does not including Extraordinary Transportation.

  f. Owner will engineer the placement of the (C) BTS, Global Positioning Satellite (GPS) antenna and antenna cable cover assemblies. Owner will also validate the reception of the GPS antenna and furnish any required GPS surge protection. (See Specifications Reference List in Section A, Subsection 3 herein.)

  g. Owner will mount the Global Positioning Satellite (GPS) antenna and install any required GPS surge protection.

  h. Owner will provide, install, connectorize and label all antenna cables that will be terminated to the BTS. Owner will complete antenna sweep testing and provide Vendor with successful results from such tests.

  i.     Owner  will  provide  and   coordinate   scheduling   of  the  licensed
         electrician (union if necessary) for the connection of the AC to the BTS.

  j. Owner will provide and install Telco, T1 and alarm cables through the conduit and into the (c)ACCA and connectorize and label each cable.

  k. Owner will design and construct all grounding systems, connect all grounds (BTS, (c)ACCA, GPS antennas, etc.) and perform proper Megger Grounding test to the agreed upon specifications listed in the Specifications Reference List in Section A, Subsection 3 herein.

  l. Upon completion of its obligations as set forth in this Section 1.1, Owner shall complete a BTS Construction Site Ready For Acceptance Check List in accordance with Attachment I herein and forward such list to Vendor.


      These activities are also the responsibility of the Owner and must be complete prior to the Vendor beginning Boltdown Activities as described in item 1.3 below.

  m. Antenna sweep has been successfully completed and all test results have been performed in accordance with Section A, Subsection 3 and accepted by Vendor.

  n.     Telco  Span  (T1) has been  successfully  tested,  including  backhaul:
         Straight  Span,  Drop & Insert,  Test  results  have been  accepted  by
         Vendor.

  o.     Switch translations and packet pipes provisioned.

  p. At each BTS System Element Location, a POTS line or wireless phone service is available. Such phone will be used for business purposes only.

  q. Electrical (AC) is available on the System Element Location as specified in Section A herein, as applicable.

1.2      Material Supplied for each BTS Boltdown

  1.2.1 The following material shall be supplied by the Owner for each BTS installation.

   a.        BTS Isolation Pad / I-Beams

   b.        Bottom Cover Plate

   c.        Power Cables and Connectors

   d.        Coax Cables and Connectors

   e.        GPS Antenna Coax and Connectors

   f.        GPS Antenna Mounts

   g.        T1, TELCO, & Alarm Cables

   h.        Commercial AC Wiring

   i.        Wire Raceways

   j.        Electrical and RF Cables Conduit

   k.        Cable Entry Systems (may choose from the following)

      (i)          ROX Block System

      (ii)         Seal Tight Conduit and Locking Collars

      (iii)        Cord Connectors


  1.2.2 The following material shall be supplied by the Vendor for each BTS installation if the Vendor is responsible for Boltdown Activities.

   a.   GPS Antenna

   b.   Compact Antenna Cable Cover Assembly (ACCA)

   c.   Jumper Cables

   d.   BTS Mounting Kit (as applicable):

             (i)   M12 Hilti  anchors for pad
             (ii)  Bolts for platform
             (iii) Bolts for rooftop mounts

 1.3      Boltdown Activities

      These Boltdown Activities will be the responsibility of the Vendor only when the Owner has purchased the "Boltdown" service in Schedule 3A. Otherwise the Owner will be responsible for these activities. Prior to the Vendor performing these activities, all of the activities in Section 1.1 "Activities Required Prior to Boltdown" must be successfully completed.



                                Responsibilities

  a. Provide and install the conduit and cables for electricity (AC), Telco (T1, POTS etc.), heat strips (where necessary) and alarm cables from the Power Protection Cabinet (PPC) to the BTS. During Boltdown these cables are not to be terminated to the BTS, (Refer to Commissioning activities).

  b.     Provide all tools and test equipment required for installation.

  c. Mount the BTS onto the pad, (ii) bolt the BTS to anchors, (iii) place batteries in trays (see Section A 1.8) and mount the antenna cable cover assemblies.

  d. Remove any debris or refuse from the System Element Location resulting from BTS installation.



 2.   System Element Location Site Not Ready

         Vendor reserves the right to charge Owner for downtime and travel expenses for the dispatch of Vendor personnel to System Element Locations as applicable, which are not ready to begin Installations applicable as scheduled. Owner will be responsible for reimbursing the Vendor for all downtime lost due to actions/inactions by Owner, its agents or subcontractors. All such charges, including hourly charges (supported by reasonable documentation provided by Vendor), will be charged at Vendor's standard rates then in effect unless otherwise specified in the Contract.

         All such charges will be paid by Owner within thirty (30) days of receipt of Vendor's invoice thereof.

 3.   Specifications Reference List for the 1.9Ghz BTS

         The following documents describe and govern the installation and cabling of outdoor BTS Products as provided by the Vendor hereunder. Vendor reserves the right to update these documents or to provide additional documents as may be necessary to reflect changes in BTS installation, testing procedures and/or practices.


  Document   Number          Title
  IM         401-703-300     CDMA Mini Cell Installation (Document restricted to
                             internal Lucent use/not available for order or use by the Owner)
  IM         Handbook
             Section 222     CDMA Mini Cell Installation & Integration Tests
                             (Document restricted to internal Lucent use/not available for order or use by the Owner)

 IM          IEH 18          Power Plant Installation

B.         COMMISSIONING  OF BTS EQUIPMENT



 1.1      Activities Required Prior to Commissioning

         All activities in Section A of this Exhibit B4 `Boltdown of BTS Equipment' must be successfully completed in order for the BTS System Element Location to be declared "Site Ready" for Commissioning.

         A System Element Location will be declared "Site Ready" upon the successful completion of the "Site Ready Check List" attached to this Exhibit B4 as Attachment 1.

         The Site Ready Check List must be completed by Owner and signed off by Vendor's designated representative assigned to the PCS Systems in which the work is being performed. Owner will provide to Vendor a completed Site Ready Check List with all items verified. Such check list must be completed by Owner and signed off by Vendor prior to Vendor's Commissioning personnel being dispatched to the Site.

         The following activities are the responsibility of the Owner and are not considered part of the Commissioning activities.


                                Responsibilities

   a. If required by the Owner, the Owner will scan the bar code on all BTS Products (field replaceable units only) during Commissioning and organize the data for the purposes of maintaining site specific historical information.

  b.     Owner may provide qualified personnel to witness BTS Commissioning.

  c. Owner will provide a rolling forecast for the installation of BTSs in accordance with Subsection 7.5 of the Contract, in clusters of five (5) or more per market, with a minimum four (4) week lead time prior to the commencement of BTS commissioning or as negotiated on a local basis.

  d. Antenna sweep has been successfully completed and all test results have been performed in accordance with Section A, Subsection 3 and accepted by Vendor.

  e. Successful Megger testing of ground systems has been completed in accordance with Section A, Subsection 3, as applicable.

  f.     Telco  Span  (T1) has been  successfully  tested,  including  backhaul:
         Straight  Span,  Drop & Insert,  Test  results  have been  accepted  by
         Vendor.

  g.     Switch translations and packet pipes provisioned.

  h. At each BTS System Element Location, a POTS line or wireless phone service is available. Such phone will be used for business purposes only.

  i. Electrical (AC) is available on the System Element Location as specified in Section A herein, as applicable.

 1.2      Commissioning Activities



                                Responsibilities

a. Vendor will provide Commissioning teams once (5) or more BTSs in a PCS System are ready for Commissioning or as negotiated on a local basis.

b. Vendor owned tools and test equipment will be used by Vendor to Commission the BTS.

c. Upon Vendor's receipt and acknowledgment of the BTS Construction Site Ready For Acceptance Check List (Attachment 1 to Exhibit B4), Vendor will execute the Commissioning tests [Minicell Installation 401-703-300], in accordance with (i), the tests as set forth in [Handbook Section 222] Attachment 2 to this Exhibit B4 (BTS Commissioning Form and (ii), Section E Exhibit B4 ("Project Intervals"). Owner shall be notified reasonably in advance of the commencement of Commissioning.

d. Vendor will connect all batteries and circuit packs delivered to the BTS System Element Location.

e. Vendor will provide, place and terminate all RF cables from (i) the BTS to the ACCA, (ii) ACCA to the antenna cables(s), and (iii) from the BTS to the GPS, including all clamps, connectors, etc.

f. For growth cells in existing markets (PCS Systems), Owner will perform Switch database administration and BTS data down loading. Owner will be responsible for all changes to database engineering and Switch translations necessary to integrate a newly Commissioned BTS into an existing "on air"' network.


 2.   Specifications Reference List for the 1.9Ghz BTS

         The following documents describe and govern the installation and cabling of outdoor BTS Products as provided by the Vendor hereunder. Vendor reserves the right to update these documents or to provide additional documents as may be necessary to reflect changes in BTS installation, testing procedures and/or practices.


Document  Number         Title
IM        401-703-300    CDMA Mini Cell Installation (Document restricted to
                         internal Lucent use/not available for order or use by the Owner)
IM
          Handbook
          Section 222    CDMA Mini Cell Installation & Integration  Tests
                         (Document restricted to internal Lucent use/not available for order or use by the Owner)

IM        IEH 18         Power Plant Installation

C.      BASE STATION CELL INTEGRATION

 1.   Activities Required Prior to BTS Cell Integration

  a. MSC and Access Manager has passed acceptance  process (See Attachment 4 and
     5).
  b. Fully installed and commissioned base station (See Attachment 2).
  c. AC power on-line on 24 hour x 7 days a week.
  d. Backhaul facilities (T1 or MW) on-line 24 hour x 7 days a week fully supporting the designed number of packet pipes.
  e. Demonstrated (completed testing checklist) BTS connectivity to MSC.
  f. Antennas  installed  and  oriented  per  RF  design   documentation,   and
     successfully swept (see Attachment 1). g. BCR power attenuation settings correctly set on BTS (performed during BTS Installation; see Attachment 2).
  h. Additional BTS Integration work may be required due to rework (e.g. BTS or backhaul facilities not functioning, etc.) and additional BTS Integration fees may be applicable. These fees would only apply to rework causes that are outside Lucent's contractual responsibilities.


 2.   Typical Crew Content & Duration for Base Station Cell Integration

               One MSC technician per market.

               One Base Station technician.

               Project management oversight.


 3.   Activities Required for BTS Cell Integration

         Integration will include the following and will be performed per Lucent Document Handbook Section 222. The integration process is accomplished from the switch remotely from the BTS. The tasks to be performed during the integration process are:

  a.      Verify transmission and CSU/DSU facilities.
  b.      Download software from MSC.
  c.      Initialize BTS equipment.
  d.      Perform diagnostic tests for BTS.
  e.      Perform call through testing.
  f.      Perform other various functional tests.

D. SWITCH

         The responsibilities of both Owner and Vendor as set out in this Section D relate only to the Installation of Switch Products.

1.0      Vendor's Roles and Responsibilities
         Vendor, or its designated agent(s) or Subcontractor(s), shall perform the following:

         1.1 Engineer, furnish, deliver, install, and test all Switch Products as described herein, in accordance with Section E herein ("Project Intervals"), the applicable Specifications and Attachment 3, 4, and 5 to this Exhibit B4. Delivery requiring special lifting devices or vehicles to facilitate delivery will be at additional charge to Owner and coordinated with the Vendor.

         1.2 Furnish a Customer Input(CI) Questionnaire and Data Base Engineering Questionnaire for completion by Owner.

         1.3 Provide draft floor plans of the Designated Switch Site for Owner's approval. Floor plan layouts will be finalized at the CI meeting.


         1.4 When necessary, perform a site visit to Owner's facilities to review the information collected from the completed Questionnaires, survey the Designated Switch Site and generate floor plans to engineer and install the Switch Products CI meeting). Any Services in addition to those included in this Section C which may be requested by Owner as a result of the CI meeting shall be quoted by Vendor, and if such quote is accepted by Owner, will be documented in a Change Order pursuant to Subsection 7.2 of the Contract.

         1.5 Deliver the Switch Products to the Designated Switch Site on or before the date specified in Section E ("Project Intervals"). Owner shall provide all necessary shipping information and Owner contact personnel name and telephone number for delivery coordination no later than three (3) weeks prior to scheduled ship date of Switch Products.


         1.6 Vendor shall acknowledge receipt of the Switch Site Ready Check List within two (2) days of receipt. Upon acknowledgment of the Switch Site Ready check list, begin Installation of the Switch Products, in accordance with Section E herein and utilizing the applicable sections of the Lucent Technologies Installation Handbook.

         1.7 Provide all tools, installation and test equipment necessary for performance of Vendor's obligations listed herein. Any use of Vendor's tools and/or test equipment by Owner must be approved by Vendor and may subject Owner to additional charges. Vendor to provide their own mobile phones.

         1.8 Comply with the Owner's security regulations for the Designated Switch Site.

         1.9 Furnish and install cable required to connect the Switch Products to the demarcation points defined below:

                1.9.1  Telco Facilities Demarcation

                Switch

                The Telco facility demarcation points are defined as the DSX Jacks (to be provided by Owner). Terminal blocks required for Products, VF, data, and alarm cables will be provided and installed by Vendor on Owner's Intermediate Distribution Frame ("IDF"). Up to 100 ft. of each type cable (standard length) shall be provided by Vendor to connect the Switch Products to the IDF. Vendor will cross connect the jumpers as directed by Owner. Additional cable and associated materials, if required, will be Provided at Owner's expense. Vendor shall terminate the Switch DS-1 cables to the Owner-provided DSX panel. Owner shall be responsible for bringing and connecting all other DS-1 facilities to the DSX.

                1.9.2  DC Power System Demarcation

                Switch

                The DC power system demarcation point is defined as the DC power board fuse(s) and/or breaker(s). Wire for each power and return lead shall be provided by Vendor (amaximum of 50 ft. per frame) to connect to the Switch Products. Additional wire and associated materials, if required, will be provided at Owner's expense. DC fuses and/or breakers and any other part of the power board or DC power system (including inverters) are not provided by Vendor. Information regarding the required fuse and/or breaker quantities and sizes will be provided by the Vendor, with actual hardware provided by the Owner.

                1.9.3  Alarm System Demarcation

                Switch

                The alarm system demarcation point is defined as the Vendor furnished alarm terminal block or Owner provided IDF. Up to 100 ft. of alarm cable shall be provided by Vendor to connect Product alarms to the terminal block. Up to 100 ft. of cable shall also be provided to connect Vendor's alarm display and control panel at the Switch. Additional cable and associated materials, if required, will be provided at Owner's expense. Any alarm points that the Owner may want to take to an external alarm system will be done at Owner's expense.

                1.9.4  Switch Demarcation

                Owner's designated DSX position.

         1.10 If requested by Owner and at Owner's additional expense, provide all overhead cable trays at each Designated Switch Site for the Switch room and Transport room.

         1.11 At each Designated Switch Site, provide up to 50 ft. of wire for the ground lead extending from the Products to the Main Ground Bar (MGB).

         1.12 Furnish, install and test two (2) video display units, two (2) printers. No telephone key system or telephones are provided. Any additional items will be provided and installed at Owner's expense.

         1.13 Complete the Switch Installation on or before the date as specified in Section E ("Project Intervals") herein.

2.0      Owner's Roles and Responsibilities

         Owner or its designated agent(s) or subcontractor(s), shall perform the following:

         2.1 Provide overall program management and engineering functions related to the Owner's responsibilities listed herein. This includes, but is not limited to, management of schedules for BTS shipments, other product suppliers, telco circuit orders, utility orders, building access coordination, and engineering relating to the applicable Designated Switch Site.

         2.2 Provide all real estate property, environmental approvals, leases, rents, rights-of-way and all local and federal government permits and licenses applicable to the Installation and operation of a CDMA MTA and/or BTA market (excluding any applicable permits required in the normal course of Vendor's doing business), including but not limited to, Certificates of Occupancy and FCC, construction, zoning and FAA permits.

         2.3 Gather the information necessary to complete the Customer Information and Data Base Engineering Questionnaires on or before the applicable date specified in Section E ("Project Intervals").

         2.4 Review, approve and return Vendor's draft floor plan for each Designated Switch Site on or before the date specified in Section E.

         2.5 Prepare the Switch System Element Location as necessary, including the following:

                2.5.1 Provide all required architectural work, civil engineering and construction work including, but not limited to, site acquisition, site preparation such as grading, removal of trees and debris, roads, tower and building foundations, and fencing.

                2.5.2 Install Vendor provided GPS antenna system and all associated cabling prior to BSC install start. Owner will be responsible for cross-connection of Switch cables at the DSX position designated by Owner.

                2.5.3 Provide adequate building facilities, utilities, space and environmental conditions for Vendor's Installation personnel and Products as well as any other Owner equipment. Owner shall ensure that each Designated Switch Site is prepared in accordance with the environmental requirements for Vendor's Switch Products as set forth in Section C, Subsection 3.0 herein. All Designated Switch Sites shall provide safe access for Installation personnel taking into account the kind of activity to be performed, the location of the sites, and inclement weather conditions.

                2.5.4 The Designated Switch Site shall have air-conditioning, heating, ventilation, lighting and adequate working space that is free of debris and other clutter which might hinder the Installation. The building must be dry and free from dust and in such condition as not to be hazardous to Vendor personnel or the Products and materials to be installed. Vendor shall gather and separate debris from usable material, mark accordingly, and place in an area identified by Owner for Owner's pick-up and disposition. The air conditioning duct should be purged by the Owner prior to equipment delivery.

                2.5.5 Provide any building renovations, computer floors and wall penetrations. Provide openings (including elevator space where required) to allow the Switch Products to be placed into position. All Owner provided material and utility and telco services shall be installed prior to Lucent Technologies job start date.

                2.5.6 Provide and install adequate fire fighting apparatus at each Designated Switch Site. Activation of a water fire extinguishing system may void the Product warranty.

                2.5.7 Provide and install all required commercial AC power and associated fixtures including, but not limited to, all necessary conduits, AC panels, AC circuit breakers, AC fuses, building wiring, convenience outlets, lighting and AC grounds. All electrical facilities shall conform to the latest issue of the National Electrical Code (NEC) and any local codes to insure a safe work area.

                2.5.8 Provide adequate security for the Switch Products, installation materials and tools at each Designated Switch Site and/or storage facility (if required).

                2.5.9 Provide three telephone lines (two for modems and one telephone set) and service (dial tone from a local exchange) at each Switch Designated Switch Site. One
                         (1) line at installation start, and two (2) modem lines four (4) weeks prior to commissioning start. All traffic generated by Vendor personnel will be limited to business and Product testing purposes only. Any personal calls will be the responsibility of Vendor. Costs to be provided on a pass-thru basis. Vendor to supply own phones.

         2.6 Engineer, furnish, deliver, install and test the following in a professional and workmanlike manner:

                2.6.1 All required overhead cable trays at each Designated Switch Site. If requested by Owner, and at Owner's additional expense, such cable trays can be provided by the Vendor for the Switch room and Transport room.

                2.6.2 An IDF for each Designated Switch Site. The IDF can be a free standing rack.

                2.6.3 A single point grounding system, including an MGB and all subsequent connections to the ground field, shall be provided for the Products at each Designated Switch Site. The ground fields shall measure 5 ohms or less.

                2.6.4 A negative 48 VDC power system and a 500VA DC to AC inverter for each Designated Switch Site, including any alarm cables, terminal blocks and AC power wiring.

                2.6.5 Dedicated DS-1 facilities to connect each Switch to the PSTN. If direct digital DS-1 facilities are not available, the Owner may incur additional costs to interface the Products. DS-1 facilities are to be provided (from the DSX panel provided by Owner) to the Telco facility demarcation point as defined in paragraph 1.9.1 of this Section C of this Exhibit B4 at each Designated Switch Site.

                2.6.6 All DSX cross connect panels including: any associated relay racks, fuse and alarm panels, power wiring, HF cables, jumpers, alarm cables, VF jack fields, patch cords and terminal blocks.


                2.6.7 All alarm sensors and wiring, other than those which are included with the Products, and connect such sensors and wiring to Owner-provided alarm terminal blocks. This includes, but is not limited to, open door, high/low temperature, tower lights and smoke detector alarm sensors.

                2.6.8 All owner provided material shall be available to Lucent Installation prior to the job start date.

         2.7    Provide   Vendor-designated   personnel   free  access  to  each
                Designated Switch Site as required to perform Vendor's obligations under the Contract. Access is to be provided as follows:

                2.7.1 Adequate roads and parking to each Designated Switch Site for delivery vans and two-wheel drive vehicles.


                2.7.2 Owner shall provide all required security passes and clearances.

                2.7.3 Owner will provide Vendor's authorized employees the same level of access to the Designated Switch Site as afforded Owner's employees. Vendor shall provide Owner twenty-four hours' advance notice of the need for access. Telephonic notification is permissible.

         2.8 The Owner will provide proper floor loading and wall installation and any additional bracing needed to meet any Federal, State or Local Government seismic zone requirements. If requested in the CIQ, Vendor will provide and install earthquake anchoring kits for the Switch at an additional expense to Owner.

         2.9 Owner shall provide free telephone service (air time and long distance) to Vendor personnel during the Term of this Contract as may be necessary for the Vendor to carry out any
                Installation, testing, or other Services necessary for Installation of the Switch . The purpose of such service will be to support the Switch Product Installation for testing purposes, business communications, and safety needs of Vendor personnel. The free service shall include, but not be limited to, activation charges, air time, long distance, and roamer charges for both cellular and wired service.

         2.10 The Owner will provide the Vendor's personnel clear access to all end points that are to be cabled to or from the Switch and/or the BSC. The Owner will be responsible for any construction associated with clear access (holes through walls, etc.) and any subsequent construction needed per local ordinances or building codes once cabling is complete (fire stopping, etc.).

         2.11 All Owner provided materials or services shall be available prior to Lucent's commencement of installation services.


3.0      Products Environmental Requirements

         3.1 All preparation work for the Designated Switch Site shall be performed in such a way as to allow operation of the Switch Products in accordance with Vendor's standard environmental requirements for the Products. Operation outside the normal conditions will void the warranty.

                3.1.1 In the event Owner elects to deploy the Switch Products in areas where Owner has reason to believe that the normal environmental parameters for such Products may be exceeded, Owner and Vendor shall mutually agree on the conditions in which the warranty may remain in effect.

4.0 Owner's completion of its responsibilities as set forth in Section C, Subsection 2 and Vendor's sign-off of the Site Ready Check List referenced in Section D herein shall constitute the Designated Switch Site as being "Site Ready."

5.0      Designated Switch Site Ready for Switch  Installation

         Completion of Owner's responsibilities as set forth in Section C herein shall result in the Designated Switch Site being declared Site Ready for Installation.

6.0      System Element Location/Designated Switch Site Not Site Ready

         6.1 Vendor reserves the right to charge Owner for downtime and travel expenses for the dispatch of Vendor personnel to System Element Locations or Designated Switch Sites, as applicable, which are not ready to begin Installation and/or Commissioning as applicable as scheduled. Owner will be responsible for reimbursing the Vendor for all downtime lost due to actions/inactions by Owner, its agents or subcontractors. All such charges, including hourly charges (supported by reasonable documentation provided by Vendor), will be charged at Vendor's standard rates then in effect unless otherwise specified in the Contract.

                All such charges will be paid by Owner within thirty (30) days of receipt of Vendor's invoice thereof.

         6.2 Vendor reserves the right to re-assign its Installation personnel should the downtime described in Section 4.1 above exceed three (3) consecutive days. Vendor reserves the right to charge, in addition to its hourly downtime rate, actual and reasonable expenses incurred to cover cost of travel expenses for its employees or Subcontractors.

                All such charges will be paid by Owner within thirty (30) days of receipt of Vendor's invoice thereof.

         6.3 Owner reserves the right to cancel Vendor's scheduled commencement of Commissioning without penalty, with ten (10) business days notice. This notice must be written and signed by an authorized Owner employee. This notice must be acknowledged in writing by Vendor's designated representative prior to the start of such ten (10) day period. Electronic mail or facsimile notices are acceptable.

E. PROJECT INTERVALS

         These typical intervals set forth below assume that the Products and/or Services, as applicable, have been forecasted.

     1.0 Order to Delivery Intervals

         Activity                                     Switch                    BTS               MSC Power

         Questionnaire Received by Lucent             Week 1

         Quote Return to Owner For Approval           Week 2                    Week 1

         Quote Accepted / Order Placed                Week 3                                      Week 1

         Engineering  Specs In Factory                Week 4-7                  Week 3            Week 2-5

         Manufacture/Assemble/Test                    Week 8 - 12               Week 4 - 6        Week 6 -13

         Ship                                         Week 12                   Week 6            Week 13

         Delivery                                     Week 13                   Week 7

         Switch Installation Begins                   Week 14-21                Week 8            Week 15-19

         Complete                                     Week 21                   Week 8            Week 19

         *         Assumes Owner has reviewed and approved floor plan.

     2.0 Services Intervals

             Activity                                  Switch  **                 BTS ***
             Installation Complete                     Site Ready sign-off        Site Ready sign-off
                                                       plus                       plus
                                                       12 weeks                   3 days

        ** Vendor's Price assumes no more than three (3) Switches s will be Commissioned concurrently, with work to be performed Monday through Friday (excluding Vendor Holidays), not to exceed forty
              (40) man hours per week. Performance of Installation Services which require Vendor's personnel to work more than forty (40) hours per week, and/or the Installation of more than 3 Switches concurrently, if requested by Owner, will result in additional charges to Owner at premium rates.

        *** Vendor's Commissioning Price assumes a steady work flow of not more than 300 BTSs per calendar month in no more than 20 PCS Systems, in clusters of five (5) or more, with work to be performed Monday through Friday, (excluding Vendor Holidays), not to exceed forty (40) man hours per week. Performance of Commissioning Services which require Vendor's personnel to work more than forty (40) hours per week, and/or the Commissioning of more than 300 BTSs per month, if requested by Owner, will result in additional charges to Owner at premium rates.

F.   PROJECT MANAGEMENT

         Note: Project Management is associated with Per Cell Pricing
          (See Section 2 of Schedule 3A)

         Vendor will provide Owner proven support in the timely management of the effort of delivery, boltdown, commissioning, and integration of base station equipment as described in the Statement of Work listed below.

1.0      Statement of Work

         1.1    Work with Owner Site  Development  personnel  involved with
                Site Acquisition to insure timely ordering of PCS Minicells and provide accurate forecast reports based on data supplied by Owner's Site Acquisition personnel.

         1.2    Provide status reports to Owner as requested.

         1.3 Manage on time delivery of PCS Minicells from the Owner's local distribution warehouse to the Site. This includes any extraordinary delivery requirements such as cranes or helicopter. (Cost of extraordinary delivery or delivery greater than 50 miles from Owner's warehouse will be an Owner responsibility.)

         1.4    Project  Manage  Vendor   Installation   Services  for  bolting,
                installing, testing and integration of the PCS Minicells.

         1.5 Project Management will coordinate with construction schedules the: bolting down, installation, testing and integration of Minicells.

         1.6 Provide PCS Minicells serial number by Site to Owner and Vendor Product Management. Providing the Serial Numbers to Vendor Product Management will facilitate any changes and warranty work that may be covered under the Vendor Change Notice (CN) process.

         1.7 Project Manage PCS Minicell optimization including sector testing.

         1.8 Hold or attend Build Plan and Construction status meetings to report equipment integration status as needed.

2.0      Planning Assumptions

         2.1    Resources required will be determined by joint agreement.

         2.2 Vendor will manage transportation of the PCS Minicells and associated equipment to the Site. The cost for this service will be fixed per Site. Extraordinary charges, crane, helicopter, special equipment or additional personnel etc., when applicable, will be a Owner responsibility.

         2.3 Owner will be responsible for insurance and damage including any losses due to transportation and storage. Normal Vendor warranty applies to unit functional failure. Unit damage occurring while in shipment, or while stored at the Owner's local distribution center is at Owner cost.

         2.4    A purchase order will be signed prior to start of work efforts.

G.    PROGRAM MANAGEMENT

         Program Management is defined as the coordination, scheduling, tracking and controlling of a Wireless Project with the presence of a local project manager in the local market to ensure the task of meeting schedules and budgets are accomplished. Vendor Wireless Program Managers (WPM's) will be responsible for tracking cell site development from the RF engineering phase through site acquisition, construction, BTS installation, integration and optimization. All vendors and contractors will have been selected and contracted by the Owner.

         The Vendor Wireless Program Manager will be a delegate of the Owner Regional Implementation Manager. The Owner's Implementation Manager is free to customize the role of the WPM by assigning whichever responsibilities they choose to Lucent. The WPM will represent the Implementation Manager's interest in meetings and correspondence with all key contractors, vendors and other Owner units. The WPM will provide written and verbal communication to the project status at whatever intervals requests. The WPM will also provide at least monthly management review sessions to be conducted in person at the Regional Headquarters.

1.0      Program Management Role

         The WPM is expected to ensure discipline across the deployment of the project. Criteria in this area include:

          1.1 Meeting performance standards
          1.2 Ensuring consistency in application
          1.3  Achieving  excellence  in  execution
          1.4 Working for continuous improvement

2.0      Accountability

         The Wireless Program Manager assumes accountability for the entire project. The areas of accountability are:

              2.1       Defining the project scope
              2.2       Assembling and directing the project team
              2.3       Engaging all support organizations
              2.4       Identifying resource requirements
              2.5       Serving as the primary customer liaison
              2.6       Reporting project status
              2.7       Managing all changes
              2.8       Acquiring customer's acceptance

3.0 Program Management Service Components

              3.1 Project Control - All of the activities required to manage the program costs and schedule:

                3.1.1 Change Control - Provides support that not only includes the management of changes as per the contract, but also ongoing assessment and trending of changes.

                3.1.2  Management  of  Schedules  and  Reports

                       - Master Project Schedule
                       - Schedule for the functional service areas
                       - Charts that reflect progress against plan
                       - Weekly status reports, which could include:

                            RF Plan, Site Acquisition Plan, Spectrum Clearance Plan, Microwave Facilities - Design Activities, Microwave Facilities - Detailed Engineering Plan, Site Construction, Network Design Plan, Cell Engineering Plan, Switch Engineering Plan, Cell Plan, Optimization Plan.

              3.2       Contract Administration

                Interpret and maintain the contract to ensure that there is total understanding of planned deliverables:

                3.2.1  Provide claims management.
                3.2.2  Perform project administration.
                3.2.3  Provide records management.
                3.2.4 Contract administration functions ensure that every member of the team understands their responsibilities and addresses the proper objectives.

              3.3       Accounting/Controller Management

                Analyze all vendor and subcontractor billing to verify product delivery and performance as per the purchase agreements.

              3.4       Management of Functional Services

                RF Design, Site Acquisition, Network Planning and Development, Spectrum Clearing/Microwave Relocation, Construction Management, Microwave Backhaul Services, Cell Engineering, Switch Engineering, and Optimization Services.

              3.5       Experience and Education

                The WPM is a veteran  project  manager  with two  years  service working on Owner projects as well as extensive project management experience in other areas of the telecommunications industry. The WPM has proven to have strong leadership, organizational and personal relations skills and has achieved or is in pursuit of accreditation as a Professional Project Manager
                (PMP).

 4.0      Program  Management Pricing

         Due to the extreme variability in scope this service is priced using the Time and Material method. Prior to project inception Owner and Vendor must agree to the expected duration of the project. Any partial months would be prorated. All travel and living costs will be at the Vendor's standard per-diem rate and will be subject to the Owner's prior approval. A purchase order will be signed prior to start of work efforts.

                 Lucent Technologies and Sprint PCS Proprietary


                                  ATTACHMENT 1
                                  To Exhibit B4
                             BTS CONSTRUCTION SITES
                      READY FOR ACCEPTANCE (RFA) CHECKLIST

Site Name:                                             Site #:

Site Address:                                          Date Submitted:


Site Ready:  Construction Elements


Type of Site:  Raw Land    Co-Locate        Roof-top      Indoor    Model Type


               ------------------------------------------------- --------------
                          Activity                                Date Observed
               ------------------------------------------------- --------------
   ----------
                        Pad or Platform Ready
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Permits Secured
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Site Secure (e.g., locked gate on fence)
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Equipment requirements identified (e.g., Crane or lift )
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Landlord/Tenant Advised of Delivery Schedule
   ---------- -------------------------------------------------- --------------

Additional Information:
- ------------------------------------------------------------------------------


- ------------------------------------------------------------------------------

Site Ready:  Operational Elements

              -------------------------------------------------- --------------
                         Activity                                Date Observed
              -------------------------------------------------- --------------
   ----------
                        Grounding Complete per 96101 7L
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Spectrum Clear
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Packet Pipes provisioned
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Switch Translations complete
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        Sweep Tests Complete per SSE0 3.003.10.002 (6/17/97)
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        AC Available
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        BTS bolted down
   ---------- -------------------------------------------------- --------------
   ---------- -------------------------------------------------- --------------
                        T1 Available
   ---------- -------------------------------------------------- --------------

                             BTS CONSTRUCTION SITES
                READY FOR ACCEPTANCE (RFA) CHECKLIST (continued)

                                                                     Page 2 of 2
Additional Information:
- ------------------------------------------------------------------------------



- ------------------------------------------------------------------------------

Information for Site Access

            Contact Name:                       Contact Phone #:

         Special Access Instructions:



Owner Approval:                          Vendor Acknowledgment:

   Date:                                                                  Date:

 Note: Owner shall certify the correct Model design for the site. Any deviation from the design not noted on this form may result in additional charges.

                                  ATTACHMENT 2

                                  To EXHIBIT B4

                             BTS Commissioning Form

                                 Cell ID PCS ID

Labor Order Number
                                -----------------------------

                                -----------------------------
- ---------------------------  ---------------------------------------------
 Date Prepared:                          Test Reference
                              (cite document, chapter & section as applicable)
- ---------------------------  ---------------------------------------------
                                       HB 222 Sections 2 through 13.

- ---------------------------  ---------------------------------------------

 Prepared by:                          Test References for Growth Frames Only:
                                              --------------------------------
                                     HDBK 222 Sections 204, 208 & 210
- --------------------------  --------------------------------------------------
                                Lucent   Document    401-703-300,
Section (8) or (9).


Approval to Proceed       Vendor                            Date
                                  -------------------------       -------------
with Testing              Operations                        Date
                                  -------------------------       -------------
                          Engineering                       Date
                                  -------------------------       -------------

                           Test(s) to be Performed by

Vendor                                   Owner
              -------------------------          ----------------------------

                                   Exceptions



Critical      Exception Item      Corrective Action                     Date
    (y/n)     Brief Description   Referral, Trouble Ticket,           Corrected
              & Test Reference    E.T.A., etc






Comments

                                Owner Acceptance
- ------------------------------------------------------------------------------
                                       Accepted   Accepted        Not Accepted
              Approved by      Date       ATP    exceptions      Critical Items
                                                   listed           listed
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
Operations
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
Engineering
- ------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                       TO

                                   EXHIBIT B4

                      PCSC - 5ESS SITE READINESS CHECKLIST

                                ALL APPLICATIONS

Y          N        NA         Has the equipment ordering list been reviewed with the customer?
Y          N        NA         Are all site drawings complete and available?
Y          N        NA         Has ODA/5E software been reserved from CTSO?
Y          N        NA         Has the systems engineering group reviewed the customer requirements?
Y          N        NA         Has the FE completed a site visit?
Y          N        NA         Has A/C power  service been  supplied  according to specs?
Y          N        NA         Is thefloor space cleared?
Y          N        NA         Is there sufficient space to store equipment?
Y          N        NA         Is the building secure?
Y          N        NA         Have all access permissions been obtained (keys/pass cards)?
Y          N        NA         Have all the equipment specs transmitted?
Y          N        NA         Are the T1/E1 facilities in place and functional?
Y          N        NA         Has the customer ordered a block of phone numbers?
Y          N        NA         Is the equipment scheduled to ship complete?
Y          N        NA         Are the delivery logistics known?
Y          N        NA         Is there a plan for moving the equipment into or onto the site?
Y          N        NA         Are the ECP/switch and cell software generics compatible?
Y          N        NA         Can the room adequately dissipate the heat generated by the ultimate configuration?
Y          N        NA         Is the proper customer provided air conditioning in place?
Y          N        NA         If DC powered,  is the power system in place or is there adequate room to install the system?
Y          N        NA         If Lucent is not installing the ground system, is the halo ground in place?
Y          N        NA         Are the cable racking and supports in place?

NOTES

===============================================================================

                                  ATTACHMENT 4
                                  To EXHIBIT B4
                              MSC and AM Acceptance


PCS ID



 Date Prepared: Test Reference  (cite document, chapter & section as applicable)
                401-703-203 Sect. 2 thru 6

 Prepared by:

Approval to Proceed               Vendor                           Date
with Testing                                --------------------          ------
                                  Operations                       Date
                                            --------------------         -------
                                  Engineering                      Date
                                            --------------------          ------

      Test(s) to be Performed by

Vendor                             Owner
      ------------------                ---------------------------------------

                                   Exceptions


Critical      Exception Item       Corrective Action             Date Corrected
    (y/n)     Brief Description    Referral, Trouble Ticket,
              & Test Reference     E.T.A., etc.














Comments
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                                Owner Acceptance
- ------------------------------------------------------------------------------
                                 Accepted     Accepted      Not Accepted
            Approved by   Date      ATP      exceptions   Critical Items
                                               listed           listed

Operations
Engineering

                                  ATTACHMENT 5
                                       TO
                                   EXHIBIT B4


                                  Owner Program


                       Power/ 5ESS Switch Acceptance Form


Date:____________


MTA:           ___________________

PCS System (City/State):__________________

Site Number:  __________________
- ----------------------------------------------------------------------

POWER & SWITCH  INSTALLATION ACCEPTANCE

- ------------------------------------------------------------------------------
Item:                          Initial           Date        Remarks/Open Items
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
1.    Pwr-Plt per HDBk 18       ___      ______     ___________________
- ------------------------------------------------------------------------------
2.    5ESS 2000                 ___      ______     ___________________
- ------------------------------------------------------------------------------
      (Instl Per HDBk 555/SigTWIDO)
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
3.    Cabled/Connect per Job Specs/Dwgs ___      _______    __________________
- ------------------------------------------------------------------------------
4.    Tested per HDBk 351 & SIG-TWIDO  ___      _______    __________________
- ------------------------------------------------------------------------------
Pwr.PLT/Switch Submitted by         _________________________         ________
                                      Lucent Technologies                Date

Pwr.PLT/Switch Accepted by          ___________________________        ________
                                             Owner                         Date

Lucent Technologies submits the Power Plant and 5ESS 2000 Switch Installation as
complete.   Signature  by  Owner,  constitutes  acknowledgment  of  installation completion
______________________________________________________________________
                                            Issue B, Sept 27,1996


Definitions (To be supplied by Vendor in support of this document, if needed.)

                                                                      EXHIBIT B5

                             RF OPTIMIZATION PROCESS




                  Section 1. Optimization Service - Cell Additions to Existing CDMA Systems


                  Section 2.   Cluster and System Optimization Service -
                               New Cells


                  Appendix A   Cluster Optimization Acceptance Form


                  Appendix B   Final System Optimization Completion Form

                                                                      Exhibit B5
                                                                       section 1



         OPTIMIZATION SERVICE - CELL ADDITIONS TO EXISTING CDMA SYSTEMS



STATEMENT OF WORK


Optimization for Post Deployment Cell Additions:

Optimization testing for post deployment cell additions will be performed per Vendor documented optimization process. This process will include:

     Cluster definitions and drive routes for each defined cluster will be defined by Vendor with agreement by Owner RF teams on a per market basis.

     Sector test of each site.

     Drive test the selected routes (Unloaded) including origination and drop out call tests

     Analyze drive test data.

     Optimization changes made as necessary to cell sites on drive routes:

          Parameter changes (e.g. Power attenuation)

          Neighbor list changes

          Antenna alignment recommendation

Inputs

     Owner

                  1.  Spectral monitoring reports.
                  2. All antennae and base stations installed and working correctly.
                  3. All cells in the cluster have successfully completed Integration and are ready for Cluster Optimization. Cell site Integration includes power calibration and call through testing inside and outside the base station. Cell site readiness for optimization also includes:
                          Manual diagnostics - ATP
                          Routine Diagnostics - ATP
                          Functional test - ATP
                          All integration records must be available to the optimization team.
                  4. Design specifications (coverage/propagation maps, coverage requirements).
                  5.  Latitude and longitude measurements of the acquired sites.
                  6. Count of acquired sites, cell names, cell numbers and associated ECP/DCS information, PN offsets plans, and cell configuration (1, 2, or 3 sector sites).
                  7.  Antennae downtilts and orientations.
                  8.  Antennae installation and operation dates.
                  9.  Operation center workspace and locality.
                  10. Pre-defined   optimization  routes,  including  primary  &
                      secondary roads. Identification of critical marketing areas is also essential.
                  11. Switch and OMP access.
                  12. Activation   of  Vender's   test  mobiles  and   invoicing
                      resulting in a net charge of zero dollars to the Vender for access and usage.

                  Vendor
                  1.   Documented optimization process.
                  2. Optimization drive team and all required test equipment including test mobiles.
                  3.   Optimization Plan and Schedule

Outputs
Optimization for Post Deployment Cell Additions
          - Cluster drive route testing will meet the following exit criteria on a per cluster and among all the clusters being optimized at the same
            time,   with  the  exception  of "Performance Exclusion Zones" which are defined within the assumptions of this proposal:
                - 90% of  Forward  Frame  Error  Rate  (FFER) and RFER samples should  be less than or equal to 2% FFER and 2% RFER.
                - Drop  Call  Rate  should be less than or equal to 2% over 90%
                  of the area, assuming  90  second  call duration.
                - Origination  Success  Rate  should be 90% or greater over 100%
                  of the area.
                - Forward Link Burst Error Rate of 5 or more consecutive frames in error, is less than 10%.

          - Cluster Drive Route Data/Output Reports/Plots Completed.
                - ECIO  Max  Finger,   FCIO  Aggregate,   MRX  (Mobile Receive),
                  MTX (Mobile Transmit), FFER, RFER, Forward Link Burst Error for the cluster drive test.
                - Sector test plot of ECIO Max Finger, MRX, MTX, and per PN plot for each  antenna  face.
                - Dropped call plots,  origination  test plots,  soft hand off histograms.


          - Cluster Optimization Acceptance Form (APPENDIX A). The form includes all exit statistics plus a list of problems identified which are over and above meeting the exit criteria.

Optimization Team

          - Pricing  assumes an  Optimization Team consisting of the following:
            Driver(s), RF engineer(s) Data Collector(s), and Data Processor(s) as required. The number of each resource deployed depends upon the number of available clusters and size of the system being optimized.

Assumptions

     Vendor cell site and switch equipment only,

     Data Processor, Data Collector, and driver are local to the market

     Price/cell assumes acceptable response time from Owner on activities that Vendor is not responsible for.

     Vendor will provide their own data analysis tools, which does not include PlaNET.

     Antenna adjustments are the responsibility of Owner. Pricing assumes acceptable response for antenna adjustments.

     Cost of ANY delay (even 1 week or less) due to Owner unable to begin optimization will be a cost to Owner, regardless if Owner chooses to send Vendor home or pays Vendor to stay on-site.

     Workweek is defined as 40 hours (5 days per week x 8 hours per day)

     Once Vendor resources are placed in a market it is assumed that all cells sites which need to be optimized are available in order to sustain that team. If all cell sites are not ready as planned to sustain the team, a daily fee of $4,000 will be charged. If Vendor did not perform the RF design of any system, Vendor will not be responsible for achieving performance exit criteria. Performance exit criteria defined by Owner will be goals only for optimization. Vendor is only responsible for performing due diligence in obtaining these objectives.

     Maintenance of cells is the responsibility of Owner.

     Base stations that are part of a cluster will not be optimized on an individual basis. They must be optimized in clusters (number of cells to be determined mutually).

     All clusters defined will be mutually agreed upon.

     All drive routes will be jointly defined by Vendor and Owner in advance of work beginning in a market.

     Agreement will be reached on coverage areas.

     Agreement will be reached on defining "no coverage".

     Any area that can not clearly be optimized due to the following reasons will be classified as a "Performance Exclusion Zone". Data gathered from that zone will be removed from the exit criteria sample set:

          Lack of RF coverage

          Prohibitive interference beyond the control of the engineers

          Non-standard hardware configurations using another vendor's equipment.

     All cells in a given cluster have completed integration and are ready for optimization. Cell site integration includes power calibration and call through testing inside and outside the base station. Cell site readiness for optimization also includes:

          Manual diagnostics - ATP

          Routine Diagnostics - ATP

          Functional test - ATP

          All integration records must be available to the optimization team.

     If cell installation and integration was not performed by Vendor and does not meet Vendor Optimization Service entrance criteria, a daily fee of $4,000 will be charged for Vendor personnel to correct the problems to prepare for optimization.

     An Optimization Plan and Schedule will be agreed-upon prior to start dates.

     Owner will provide a qualified cell technician to work with Vendor on RF Optimization of CDMA Growth Cells.

     Owner staffing as per the Optimization Plan will be in place prior to the start of Optimization Services.

     Owner will provide Vendor personnel with adequate workspace, including desks, office equipment (copier & fax machine) and access to telephones.

     Agreement will be reached on how resources will be re-assigned in the event conditions in a market indicate loss of productivity for any significant period of time.

                                                                    Exhibit B5
                                                                      Section 2

               CLUSTER AND SYSTEM OPTIMIZATION SERVICE - NEW CELLS

Statement of Work

New Cell Cluster and System Optimization:

Cluster Optimization testing for new CDMA markets will be performed per Vendor documented optimization process. The objective of cluster optimization is to reach system performance goals in a manageable subset of contiguous cells within the system. During cluster optimization, coverage holes are identified, neighbor lists, access windows and system parameters are modified through analysis of drive test data to improve performance.

System Optimization is the process where individual clusters are combined together so that the system as a whole provides the best coverage and performance possible. Vendor performs System Optimization among completed clusters throughout the Optimization period.


Processes for Cell Cluster and System Optimization include:

  - Cluster definitions, drive routes for each defined cluster, and drive routes between adjacent clusters (System Optimization) will be defined by Vendor with agreement by Owner RF teams on a per market basis.

  - Baseline drive test for each drive route (Unloaded).

  - Drive test the selected routes (Unloaded & Loaded).

  - Analyze drive test data.

  - Optimization  changes  made as  necessary  to cell  sites on  drive routes:

  - Parameter changes (e.g. Power attenuation)

  - Neighbor list changes

  - Antenna alignment  recommendation  (if acceptable for analog  system)

  - Origination, termination, and drop call tests performed on defined drive routes.


Inputs
     Owner
                  1.  Spectral monitoring reports.
                  2. All antennae and base stations installed and working correctly.
                  3. All cells in the cluster have successfully completed Integration and are ready for Cluster Optimization. Cell site Integration includes power calibration and call through testing inside and outside the base station. Cell site readiness for optimization also includes:
                            Manual diagnostics - ATP
                            Routine Diagnostics - ATP
                            Functional test - ATP
                            All integration records must be available to the optimization team.
                  4. Design specifications (coverage/propagation maps, coverage requirements).
                  5.   Latitude and longitude measurements of the acquired sites
                  6. Count of acquired sites, cell names, cell numbers and associated ECP/DCS information, PN offsets plans, and cell configuration (1, 2, or 3 sector sites).
                  7.   Antennae downtilts and orientations.
                  8.   Antennae installation and operation dates.
                  9.   Operation center workspace and locality.
                  10. Pre-defined optimization routes, including primary & secondary roads. Identification of critical marketing areas is also essential.
                  11.  Switch and OMP access.
                  12.  Activation  of  Vender's   test  mobiles  and   invoicing
                       resulting in a net charge of zero dollars to the Vender for access and usage.

              Vendor
                  1.      Documented optimization process.
                  2. Optimization drive team and all required test equipment including test mobiles.
                  3.      Optimization Plan and Schedule


Outputs

New Cell Cluster and System Optimization

Drive route testing will meet the following exit criteria on a per cluster basis and among all of the clusters being optimized at the same time (System Optimization), with the exception of "Performance Exclusion Zones" which are defined within the assumptions of this proposal:

     90% of Forward Frame Error Rate (FFER) and RFER samples should be less than or equal to 2% FFER and 2% RFER.

     Drop Call Rate should be less than or equal to 2% over 90% of the area, assuming 90 second call duration.

     Origination Success Rate should be 90% or greater over 100% of the area.

     Forward Link Burst Error Rate of 5 or more consecutive frames in error, is less than 10%.

Cluster  Drive  Route  Data/Output  Reports/Plots Completed.

     ECIO Max Finger, FCIO Aggregate, MRX (Mobile Receive), MTX (Mobile Transmit), FFER, RFER, Forward Link Burst Error for the cluster drive test.

     Sector test plot of ECIO Max Finger, MRX, MTX, and per PN plot for each antenna face. Dropped call plots, origination test plots, soft hand off histograms.

     Cluster Optimization Acceptance Form (APPENDIX A) and Final System Optimization Completion Form(APPENDIX B). The forms includes all exit statistics plus a list of problems identified which are over and above meeting the exit criteria.


Optimization Team

     Pricing  assumes  an   Optimization   Team  consisting  of  the  following:
     Driver(s), RF engineer(s) Data Collector(s), Switch engineer and Data Processor(s) as required. The number of each resource deployed depends upon the number of available clusters and size of the system being optimized.

ASSUMPTIONS:

     Vendor cell site and switch equipment only,

     Data Processor, Data Collector, and driver are local to the market

     Price/cell assumes acceptable response time from Owner on activities that Vendor is not responsible for.

     Vendor will provide their own data analysis tools, which does not include PlaNET.

     Antenna adjustments are the responsibility of Owner.

     Pricing assumes acceptable response for antenna adjustments.

     Cost of ANY delay (even 1 week or less) due to Owner unable to begin optimization will be a cost to Owner, regardless if Owner chooses to send Vendor home or pays Vendor to stay on-site.

     Workweek is defined as 40 hours (5 days per week x 8 hours per day)

     Once Vendor resources are placed in a market it is assumed that all cell sites which need to be optimized are available in order to sustain that team. If all cell sites are not ready as planned to sustain the team, a daily fee of $4,000 will be charged.


     If Vendor did not perform the RF design of any system, Vendor will not be responsible for achieving performance exit criteria. Performance exit criteria defined by Owner will be goals only for optimization. Vendor is only responsible for performing due diligence in obtaining these objectives


     Maintenance of cells is the responsibility of Owner.

     Base stations that are part of a cluster will not be optimized on an individual basis. They must be optimized in clusters (number of cells to be determined mutually).

     All clusters defined will be mutually agreed upon.

     All drive routes will be jointly defined by Vendor and Owner in advance of work beginning in a market.

     Agreement will be reached on coverage areas.

     Agreement will be reached on defining "no coverage".

     Any area that can not clearly be optimized due to the following reasons will be classified as a "Performance Exclusion Zone". Data gathered from that zone will be removed from the exit criteria sample set:

          Lack of RF coverage

          Prohibitive interference beyond the control of the engineers

          Non-standard hardware configurations using another vendor's equipment.


     All cells in a given cluster have completed integration and are ready for optimization. Cell site integration includes power calibration and call through testing inside and outside the base station. Cell site readiness for optimization also includes:

          Manual diagnostics - ATP

          Routine Diagnostics - ATP

          Functional test - ATP

          All integration records must be available to the optimization team.

     If cell installation and integration was not performed by Vendor and does not meet Lucent's Optimization Service entrance criteria, a daily fee of $4,000 will be charged for Vendor personnel to correct the problems to prepare for optimization.

     An Optimization Plan and Schedule will be agreed-upon prior to start dates.

     Owner will provide a qualified cell technician to work with Vendor on RF Optimization of CDMA Cells.

     Owner staffing as per the Optimization Plan will be in place prior to the start of Optimization Services.

     Owner will provide Vendor personnel with adequate workspace, including desks, office equipment (copier & fax machine) and access to telephones.

     Agreement will be reached on how resources will be re-assigned in the event conditions in a market indicate loss of productivity for any significant period of time.

                                                                     Exhibit B5
                 Lucent Technologies and Sprint PCS Proprietary

                                   Appendix A

                      Cluster Optimization Acceptance Form


         MTA Name:                          Cluster ID________________________
         (List of Cell Ids for this Cluster included on page 2 of this attachment)

         Date Started:__________________________

         Date Completed:_____________________________

         Optimization Team         Name     Company            Performance
         Summary:

         For binned data over 90% of area available, the following criteria will be met
                                           Specification                   Pass
         1 . Average Forward Link         2% or less average
             FER/bin
         2. Average Reverse Link          2% or less average
            FER/bin
         3 % Call Origination           90% or better for originating
                                        and terminating calls

         For binned data over 90 % of available area

                                        Specification                  Actual
         1. Dropped Calls              2% or less

         Following requirements are added:

     1. Map of Cluster with cell site locations, drive routes, and problem areas
     2. Color FER plot overlaid on control routes
     4. Burst Error Rate Histograms for control routes
     5. Dropped call plots
     6. Call completion statistics
     7. Ec/lo Plots
     8. Mobile transmit power plots
     9. Mobile receive power plots
     10. Soft Handoff Histograms
     11. TADD1 TDROP1TTDROP and TCOMP values per sector

         Provided by the Candidate's Optimization Manager_____________________
                                                             NAME         DATE

         Received by Sprint Spectrum's PCS RF Manager:_________________________
         NAME                                                             DATE

         Approved with Exceptions? (Yes/No): ________________
         (If "Yes", exceptions listed on page 2)

                                   Appendix A

                      Cluster Optimization Acceptance Form

Cells Optimized in Cluster:

                             Cell ID                        Morphology

                    ============================  ==========================
                    ----------------------------  --------------------------
                    ----------------------------  --------------------------
                    ============================  ==========================
                    ============================  ==========================
                    ----------------------------  --------------------------
                    ----------------------------  --------------------------


Exceptions to Cluster Optimization Requirements:

- ---------------------- ------------------------------- -----------------------
    Exceptions             Corrective Actions                  Date Corrected
- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------
- ---------------------- ------------------------------- -----------------------

- ---------------------- ------------------------------- -----------------------


Additional Comments:  ______________________________________________________
- ------------------------------------------------------------------------------
===============================================================================
- ------------------------------------------------------------------------------

                                               Appendix B


                                Final System Optimization Completion Form
                                                                      Page 1of 3

MTA Name:______________________________
(List of Cell IDs included in the Final System Optimization Completion in this attachment)

Date Started:                                Date Complete:

Performance Summary:

For binned data over 90% of available area

- -------------------- --------------------------------- -----------------------
                             Specification                         Actual
- -------------------- --------------------------------- -----------------------
- -------------------- --------------------------------- -----------------------
1.  Forward Link FER       2% or less average
- -------------------- --------------------------------- -----------------------
- -------------------- --------------------------------- -----------------------
2.  Reverse Link FER       2% or less average
- -------------------- --------------------------------- -----------------------
- -------------------- --------------------------------- -----------------------
3.  % Call Origination   90% or better for originating
                            and terminating calls
- -------------------- --------------------------------- -----------------------

For binned data over 90% of available area

- -------------------- --------------------------------- -----------------------
                              Specification                        Actual
- -------------------- --------------------------------- -----------------------
- -------------------- --------------------------------- -----------------------
1. Dropped Calls             2% or less average
                -
- -------------------- --------------------------------- -----------------------
- -------------------- --------------------------------- -----------------------

- -------------------- --------------------------------- -----------------------

Following requirements must be attached:
     1. Map(s) of System with cell site locations, drive routes, and problem areas
     2. Color Forward and Reverse FIER plot overlaid on routes
     3. Dropped call plots
     4. Call completion statistics
     5. Ec/lo Plots
     6. Mobile transmit power plots
     7. Mobile receive power plots
     8. Documentation of changes made since Cluster Optimization

                                                Appendix B


Optimization Signatures:

Candidate's Manager____________________________________________________________
                                   NAME                                 DATE
Sprint Spectrum's RIF Manager:________________________________________________
                                   NAME                                 DATE
Sprint Spectrum Director_______________________________________________________
                                   NAME                                 DATE
Sprint Spectrum Regional VP____________________________________________________
                                   NAME                                 DATE

Approved with Exceptions? (Yes/No):    _______________________
(If "Yes", exceptions listed below)

Exceptions to System Optimization Completion Requirements:


- ------------------ ------------------------------- ---------------------------
  Exceptions              Corrective Actions                Date Corrected
- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------
- ------------------ ------------------------------- ---------------------------

- ------------------ ------------------------------- ---------------------------

                                                Appendix B
                                                                     Page 3 of 3
Cells Approved at System Optimization Completion:

- --------------------------------------- --------------------------------------
          CELL ID                                      CELL ID
- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------


- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------


- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------


- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------
- --------------------------------------- --------------------------------------

- --------------------------------------- --------------------------------------



Feature or Function                                                                          CDMA        CDMA             Dependency
                                                                                             Rel         Avail

CDMA IS95 Signaling Message Encryption - Signal Message Encryption as specified in           7.1       12-31-98         terminals
IS95A.  Encryption protects information set to an IS95A mobile for display.  SME                                        standards
protects against channel hijacking.
                                                                                             7.0        9-30-98         terminals
CDMA SMS Point to Point over Digital  Traffic  Channel - This  service  allows a                                        standards
subscriber  standards  to receive and  display  short  messages at their  mobile stations when the subscriber is on a call.
                                                                                             7.0        9-30-98         terminals
CDMA  Voice/Traffic  Privacy - This feature  encrypts  the end-user  data (voice                                        standards
signal standards carried on the digital traffic channel for IS95A mobile.
                                                                                             7.0        9-30-98         terminals
CDMA OTASP  Standardized  IS-41  Interfaces - Compliance with standards.  Update                                        standards
IS-41 standards messaging used for OTA for standards compliance.
                                                                                             7.0        9-30-98         terminals
Six Way Soft  Handoff - Expands the number of  allowable  soft  handoff  legs to                                        standards
allow the standards  mobile to more rapidly  respond to changing RF environments and ultimately reduce dropped call rates.
                                                                                             8.0        3-31-99         terminals
CDMA User Zone Platform  (formerly Phase 1) - Allows service providers to define                                        standards
the standards private network by network ID. User Zone ID shall be used to group desired features together and assign them to the subscribed end users.
                                                                                             8.1        6-30-99         terminals
CDMA  Packet  Switch  Data  (terminal  dependency)  - This  feature  provides  a                                        standards
subscriber  the standards  ability to transmit  burst of data over a packet data network.
                                                                                             8.0        3-31-99         terminals
OTA A-Key Exchange (terminal dependency) - This feature allows an authentication                                        standards
(A-Key)  standards  to be  generated  over  the  air  using  the  Diffie-Hellman cryptographic exchange method without transmitting the A-key itself OTA.
                                                                                             8.1        6-30-99         terminals
User Zone Enhanced Parameters  (formerly Phase II) - This feature allows service                                        standards
standards  providers to define a private  network by Network ID (NID) as defined in the IS95/J_STD_008 CDMA standard.
                                                                                             8.0        3-31-99
CDMA Packet Pipe 16 - This feature increases the packet pipe size from 8 DS0s to
16 DS0s.
                                                                                             8.0        3-31-99
CDMA Packet Pipe Engineering  Optimization - This feature  optimizes the overall utilization of packet pipes in a mixed vocoder service MSC.
                                                                                             8.0        3-31-99         terminals
CDMA SMS Mobile  Originated/Ack.  Over Traffic  Channel - This feature  allows a                                        standards
subscriber  standards  to  create  a short  message  and send it via the MSC for delivery to the Message Center (MC), even when the subscriber is on a call.
                                                                                             8.0        3-31-99         terminals
CDMA SMS Mobile  Originiated/Ack.  Over Access  Channel - This feature  allows a                                        standards
CDMA mobile  standards with  Mobile-Originated  STM capability to send STMs over the CDMA access  channel to a cell site which  forwards the message to a message center via the MSC.
                                                                                             8.0        3-31-99
Undeclared  Neighbor  List - This  feature  supports  the  storage  of  neighbor candidates  that are  reported  by a mobile  which are not  contained  in a cell site's candidate (neighbor) list.
                                                                                             8.1        6-30-99         terminals
CDMA OTASP  Re-Auth  Voice  Privacy and SME (mobile  dependency)  - This feature                                        standards
allows standards mobiles with a new A_Key to use OTASP A-Key exchange capability to run SME and/or VP on the CDMA traffic channel.

NOTE:
      Feature list, feature  description and availability dates for CDMA Release
     7.0, CDMA Release 8.0, CDMA 9.0, WIN 2.2, 3.0 are for planning purposes only and do not represent a Lucent commitment.


                                                                   WIN  FEATURES
                                                                      EXHIBIT C1


     WIN 1.1 Delivered SMS 1395.12 Support for 1000 HLR TPH

     SMS 1738 SMS Data Retrofit (HPUX 9/Sybase 10 to HPUX 10/Sybase 11)

     SMS 1469 SMS AC Sub. Migration

     SMS sms526 SMS Service GUI for AC

     SMS 1727 SMS Provisioning Utility for Update AC Subscriber

     SPA W2548 AC Integrated with SHLR

     SPA W3120 Authentication Center Updates

     SCP 1244.02 CORC Update

     SMS 1586 HPUX10 Migration (release 9 to 10)

     SCP 1370 Nortel Immediate Court Order Surveillance

     SPA 1381 Msg. Support for NT Authentication Center

     SPA W2696 Nortel Authentication on SHLR

     SPA W2552 Nortel Extensions for ICOS on the SHLR

     SPA W2724 Nortel Extensions for Call Forwarding Billing

     SMS 1395.14 Support for 64 Users (Sprint PCS)

     SMS sms531 Migrate JAM GUI into PC GUI

     SMS 1747 PC Gui Partial Update Screen

     SMS 1581 Print SMS Table View from PC GUI

     SCP 1255.01 SLL Compiler Support for CAVE Algorithm

     SCP 1255.02 IS41 Rev C for Authentication Center

     SCP 1311 Support of 512 MB on R7 P6 Processor

     SPA W3034 SMS-C Temination Addressing on SHLR

     SMS sms538 SMS Display of HLR Data

     SMS 1577.00 TNM Interfaces and alarms

     SCP 1400.00 SCP/SHLR Impacts for Short Message Service Center



     WIN 1.2 Delivered

     SMS 1582 Increase SMS SW NE Limit

     SCP 1327 OTAF/Actiview TCP/IP Interface

     SCP 1197 TCP/IP SCP Support

     SMS 1737 SMS Support for Std OTAF

     SPA W2697 Standardized OTAF

     SPA W2704 WSCP OTAF


     WIN 1.3 May 15, 1998

     SMS sms534 SMS Actiview Query

     SMS sms525 SMS Actiview Interface for AC

     SMS sms590 SPA Cross Validation

     SMS 1751 SMS Support for 1500 New Subscriber Inserts/Hour Thru SGS


     WIN 2.0 May 15, 1998

     SMS 1748 SMS Copy Record

     SMS 1800 Change MIN (Mobile Identification Number) Index

     SCP 1428 CDMA and TDMA Circuit Mode Data Services

     SMS 1428.01 SMS Supt. for Data Services

     SPA W2841 CS Data/G3 Fax on SHLR

     SCP 1131.82 R8 Upgrade/Retrofit for Sprint PCS

     SCP 1244.04 RTDB Retrofit

     SMS 1395.16 SMS RTDB Retrofit

     SMS 1400.01 Support for SHLR SMSC Update

     SPA W3117 SMS-C Termination Addressing on SHLR

     SPA W3117 SMS-C Origination Restriction on SHLR

     SCE 1397 RTDB Migration Map

     SMS 1366.09 SMS Support for 20 Network Elements

     SCP 1244.06 Wireless SCP Inter-SPA Communication




     WIN 2.1 August 1998

     SMS 1752 New Subscribers Insertions 2500 TPH

     SCP 1771 SPVM/SPAFU Support for Update Processing

     SCP 1673.01 Reverse Migration Map File (SCP)

     SMS 1659 SPVM Improvements

     SMS 1771.01 SPVM/SPAFU Support for Update Processing

          One Time Feature Indicator

          Support of SSD Update and Unique Challenge on Control Channel

          A.C. Provisioning Report


     WIN 2.2 Feb 1, 1999

     SMS 1472 SMS Capacity Support for 5 Million Subscribers

     SCP 2349 SCP Support: Packet Mode Data

     SMS 2350 SMS Support: Packet Mode Data

     SPA 2348 SHLR Support: Packet Mode Data

     SCP 2076 SCP Support: IS683A Compliance (OTAF enhancements)

     SMS 2077 SMS Support: IS683A Compliance (OTAF enhancements)

     SPA IS683A rev 17 Compliance, 5K, Std PRL, Program Lock

     SCP 1374 WSCP - CDMA OTASP SSD UPDATE & A-KEY EXCHANGE PROCEDURES

     SCP W2862 A-key Exchange/SSD Update

     SPA W3037 Standardized A-key Exchange/SSD Update

     SPA W2706 WSCP OTAF A-key

     SMS 1750 CORC Updates Improvement (Improved Performance)

     SCP 1244.03 RTDB Data Audit from SMS

     SMS sms148 RTDB Audits

     SCP 1573 TCP/IP Interface between SCP and SMS (SCP)

     SMS 1573.01 TCP/IP Interface between SCP and SMS (SMS)

     SMS 1745 Monitoring TCP/IP Link to SCP

     SCP 2080 SCP support for User Zone (CDMA Phase 2 equivalent)

     SMS 2079 SMS support for User Zone (CDMA Phase 2 equivalent)

     SPA 2078 SHLR support for User Zone (CDMA Phase 2 equivalent)

     SCP OTAF support for Bilingual Mobile Handset


     WIN 3.0 July 1, 1999

     See Note

     SMS 1759 SMS Support of Share Secret Data via Sendtext

     SMS 2291 SMS Support of Unique Challenge via Sendtext

     SCP      SMS Database Query

     SMS 2474 SMS support for Encrypted A-Key

     SCP 2475 SCP support for Decryption of A-Key

     SMS 2276 TCMON or Trap and Trace

     SPA 1767 Flexible Alerting (SPA)

     SMS 1767.01 Flexible Alerting (SMS)

     SCP 2085 Flexible Alerting (SCP)

     SCP 1376 TCP/IP Interface between SCP Mates

     SMS      SMS support for 7M subscribers

     SCP      WLNP support on SCP/HLR

     SMS      WLNP support on SMS




Note: Owner will provide the candidate features list for WIN 3.0 to the Vendor before 7/15/98 and Vendor will confirm features prior to 8/1/98.

                                                              ACTIVIEW  FEATURES
                                                                      EXHIBIT C1

Release 4.0  April 1998

     Providing a new Preferred |Roaming List (PRL) Selection UMT to enable ACTIVIEW to select the proper roaming list.

     Provisioning   and  Support  of  Dual  Mode   Handsets  (PCS  &  Cellular).
     Provisoning and Support of Short Message Service via the New ACTIVIEW to AirMedia Interface.

     ACTIVIEW Cellualr MIN Window and Database to enable the Customer Advocate to enter a Cellualr MIN.

     Improvement to the Paging Interface to recognize Local or National pager for slightly different provisioning.


Release 5.0 August 14, 1998

Service  Guard (Hot Backup of the  ACTIVIEW  product)

SMSC (Support for Short Message Service Center - Messaging Gateway to SirMedia).

Circuit Swtiched Data Provisioning support.

Automated PRL (Preferred Roaming List) download using OTAF.

Support for Manual A-Key provisioning.

Support for SSD (Shared Secret Data) update.

Programming Control functions (ability to turn certain features ON and Off.

Support for Rev. A handsets via OTA (Affects WIN).

A-Key exchange via OTAF (Affects WIN).

SMSC provisioning on the HLR (Affects SMS).




Release 6.0 May 15, 1999


SMS support of Packet Data

SMS support of OTAF enhancements (Large PRL)

Support of IS 683A Standards



Standardized A-Key Exchange and SSD Update

WSCP OTAF A-Key

SMS support for User Zone

GUI Enhancements to Actiview




Release 7.0 Oct 15, 1999

SMS Database Query

Voice Privacy

Re-Authentication

WNP

                                                                  ADDS  FEATURES
                                                                      EXHIBIT C1
Release 2.0 April 1998

     Data Gateway
     Graphic  Analysis  Tools
     Network  Reporting
     Order  Activity
     Change Order Process Enhancement
     Hyper-Text On-Line Help
     On-Line MS Word Data Generation


Release 3.0 January 1, 1999

     Full feature functionality for all releases from v.1.6.2-v.3.0 as currently defined

     Intranet   functionality  for  order  mediation  and  Inventory  Management
     (Includes client Software only. Owner must purchase user License direct from Netscape)


     Upgrade to Oracle 7.3

     All documentation, installation, maintenance and support equivalent with current levels.


Release 3.1 April 1999

     All Y2K fixes.
     Any additional features developed specifically for v.3.1 at a date later than this agreement.

     All documentation, installation, maintenance and support equivalent with current levels.

TIM (NFM)  FEATURES
                                                                      EXHIBIT C1

Release 6.2 Sept. 1, 1998

     Java Support
     Web Based Client Interface
     Q3 CMIP
     Year 2000 Compliant

Release 7.0 July 1, 1999
     CORBA
     SNMP
     Reporting Tool
     Alarm Support for Motorola

                                                                   EXHIBIT D.BTS




                            LUCENT TECHNOLOGIES D.BTS

                            BASE STATION REQUIREMENTS




DEFINITIONS:

Carrier: A 1.25 MHz radio channel that is used in pairs, one for the downlink (BTS to mobile) and a second on the uplink (mobile to BTS).

Effective Voice Channel: An effective voice channel is a channel element in a sector that supports voice traffic. This is exclusive of channel elements required for paging, synchronization, pilot, soft hand-off, softer hand-off, soft-softer hand-off or other maintenance activities. As such, the effective voice channel is used to calculate the traffic capacity, measured in Erlangs, of a sector.

Hard hand-off: Hand off from carrier to carrier; either within a sector, between different sectors, or between different cells.

Inter system hand-off: A hand-off between two MSCs or BSCs. The MSCs and / or BSCs may be from different vendors.

Macro BTS (Minicell): A full range cell. A micro cell is smaller than macro cell and is designed for "hot spots".

Operations and Maintenance Platform (OMP): An element level management system that controls and monitors the switching and radio subsystems. The radio and switching OMPs may be different.

Outdoor BTS: A self contained unit that is environmentally hardened, and has self contained battery backup. Any type of BTS can be an outdoor BTS.

Pico BTS: Low power, low capacity cell primary for deployment in building. Can also be used outdoor.

PCS bands: The FCC designated bands for PCS operation are as follows:
- ------------------------ ---------------------------- ------------------------
Block                         Mobile Transmit (MHz)         Base Transmit (MHz)
- ------------------------ ---------------------------- ------------------------
- ------------------------ ---------------------------- ------------------------
A                               1850-1865                           1930-1945
- ------------------------ ---------------------------- ------------------------
- ------------------------ ---------------------------- ------------------------
D                               1865-1870                           1945-1950
- ------------------------ ---------------------------- ------------------------
- ------------------------ ---------------------------- ------------------------
B                               1870-1885                           1950-1965
- ------------------------ ---------------------------- ------------------------
- ------------------------ ---------------------------- ------------------------
E                               1885-1890                           1965-1970
- ------------------------ ---------------------------- ------------------------
- ------------------------ ---------------------------- ------------------------
F                               1890-1895                           1970-1975
- ------------------------ ---------------------------- ------------------------
- ------------------------ ---------------------------- ------------------------
C                               1895-1910                           1975-1990
- ------------------------ ---------------------------- ------------------------

Physical Traffic Channels: Channel elements that are used to perform processing in a sector. These channels can be used for pilot, paging, voice and all versions of soft hand-off. Soft hand-off: Hand-off that involves 2 or 3 cells on the same carrier. A soft hand-off will result in no more than 2 frames lost. Softer hand-off: Hand-off from sector to sector within a cell. This shall be performed on the same carrier. A softer hand-off will result in no more than 2 frames lost. Soft softer hand-off: Hand-off between 2 sectors of one cell and a sector of a different cell on the same carrier.

EXHIBIT D.BTS:  BTS REQUIREMENTS:

GENERAL:
Unless specifically excepted, the following requirements apply to all BTS products, indoor and outdoor.

D.BTS.1           AIR INTERFACE REQUIREMENTS:

D.BTS.1.1         COMPLIANCE TO STANDARDS:
All BTS equipment must comply with  ANSI-J-STD-008  and shall support rate set 2
and  multiplex   option  2  as  described  in   ANSI-J-008.   This  will  ensure
compatibility with 14.4 kbps and 9.6 kbps data rates.

D.BTS.1.2         HAND-OFF CAPABILITY:
The BTS shall have the capability to support the following types of hand-offs:
Soft hand-off: Hand-off that involves 2 or 3 cells on the same carrier. A soft hand-off will result in no more than 2 frames lost. Softer: Hand off from sector to sector within a cell. This shall be performed on the same carrier. A softer hand-off will result in no more than 2 frames lost. Soft softer: Hand-off between 2 sectors of one cell and a sector of a different cell. A Soft-softer hand-off will result in no more than 2 frames lost. Hard hand-off: Hand-off from carrier to carrier either within a sector or between different cells. Acquisition time is less than 200ms and number of lost frames is less than 15. Interfrequency hand-off: A hand-off between a 1.9 Ghz and a 850 Mhz system. Acquisition time is less than 200ms.

In all cases the hand-off process must perform as described in ANSI-J-STD-008.

D.BTS.1.3         INTER BAND  HARD HAND-OFF:
The BTS shall be able to support band to band hard hand-off. Such a hand-off must support a hand-off between any combination of bands A-F of the FCC allocated PCS spectrum. When such hand-offs are inter-vendor they shall be supported to the extent that appropriate standards exist.

D.BTS.2           REQUIREMENTS FOR MULTI CARRIER OPERATION:

D.BTS.2.1         HARDWARE:
D.BTS.2.1.1       Growth pattern to accommodate multiple carriers:
The Owner requires that the PCS CDMA macro cellular product (both indoor and outdoor) grow to accommodate at least 6 CDMA 1.25 carriers for each 3 sector site. The growth from one carrier to 6 carriers can be achieved by adding additional bays to an existing initial bay. The growth hardware must include whatever cabling, combining, amplification, and duplexing is needed to provide for additional carriers.

D.BTS.2.1.2       Antenna requirements:
The Owner will be deploying its PCS products with as few antennas as possible.

The CDMA BTS can support up to two (2) CDMA carriers per sector on two (2) antennas per sector. This requires the inclusion of additional Duplexers (Full Duplex Option). In this configuration, both antennas operate as transmit and receive. The standard configuration includes two (2) duplex filters.
This allows both (1) antennae to operate as transmit and receive.

D.BTS.2.2         TRAFFIC MANAGEMENT:
In a multi carrier operation, the radio subsystems must be able to manage traffic across any carrier that may be present in a particular sector. Traffic management is defined as the ability to balance traffic as follows:

1)    Originate and terminate calls on or to any carrier present in a sector.

2) The ability to dynamically move a call in process from one carrier to another carrier that is on a separate frequency.

D.BTS.2.2.1       Load balancing during origination and termination:
The system shall implement a function which will allocate originations and terminations across the available CDMA carriers. Allocation is to be based upon the available capacity in each sector.

D.BTS.2.2.2       Load balancing for a call in process:
For the purpose of executing hand-offs, the system shall have the ability to move users between carriers during an active call on a dynamic basis. This will be done when the traffic on any particular channel exceeds the designed loading objectives and a user or users must be moved to another, less utilized frequency.

D.BTS.2.2.3       Traffic capacity:
The traffic capacity of a sector, measured in Erlangs, is based upon the total traffic channels available in a sector. The total channels are calculated as follows:

      N = number of effective traffic channels available on a carrier at a particular loading (percentage of pole). This number excludes the channels required for overhead channels and hand-offs.
      C = number of carriers in a sector Total Channels = N x C

The total channels are to be used in the appropriate Erlang table to determine the capacity of a sector. This capacity criterion shall apply to both calls in progress or call origination or termination.

D.BTS.2.3         POOLING PHYSICAL ELEMENTS WITHIN A CARRIER:
The BTS shall be able to pool physical traffic channels across all sectors using the same carrier frequency. As such, a voice channel on a particular carrier frequency in any sector of a BTS can utilize any physical traffic channels element assigned to the same carrier frequency. This capability allows for the pooling of all the physical channels equipped within one BTS cabinet.

D.BTS.2.4         CHANNEL CARD CAPACITY:
The Vendor shall supply channel cards that are capable of supporting at least ten (10) physical traffic channels per card.

D.BTS.3  CONTROL REQUIREMENTS:
D.BTS.3.1         ABILITY TO RETUNE FREQUENCIES REMOTELY:
The base transceiver station must have the ability to tune any channel within a block of the PCS band (1850-1910 Mhz, 1930-1990 Mhz). The re-tuning capability must be administered remotely via the OMP.

D.BTS.3.2         ABILITY TO PERFORM T1 OR OTHER TRANSMISSION LOOP BACK
REMOTELY:
         The BTS / MSC must have the ability to perform T1 loop backs remotely from the MSC. The Vendor and the Owner shall mutually agree to dates and requirements for transmission interfaces to have loopback that the BTS may support.

D.BTS.3.3         TELEMETRY AND ALARMS:
Telemetry and alarming capability are provided with the BTS software. These capabilities include the collection of data and alarms related to the following cell site systems: environmental (high and low temperatures), GPS receiver, power and battery, RF and other BTS hardware. Telemetry and alarm information is to be collected and reported automatically to the OMP via data links.

D.BTS.3.4         AUTOMATIC INVENTORY:
The BTS shall have the ability to automatically inventory equipment.

D.BTS.4  ENVIRONMENTAL REQUIREMENTS:
D.BTS.4.1         OUTDOOR CABINETS:
The BTS shall meet all environmental and physical requirements of Bellcore TA-NWT-000487, "Generic Requirements For Electronic Equipment Cabinets, Issue 2-June 1993" and NEMA UL-50, Type 3R. The exception to TA-NWT-000487 is the amount of battery back-up supported. UL certification is required.

D.BTS.4.2         ALTITUDE:
All BTS equipment specifications outlined in this exhibit shall be maintained for altitude ranges from 0 to 10,000 ft.

D.BTS.4.3         TEMPERATURE RANGE AND HUMIDITY:
         * Denotes ambient temperature of room (indoor) or outside of cabinet (outdoor D.BTS4.3.1 Standard Outdoor unit:
         Temperature:  -40(degree) to +46(degree)C*
         Humidity:  0% to + 100% RH
D.BTS4.3.2        Optional High Temperature Outdoor Unit:
         Temperature:  -40(degree) to +52(degree)C*
         Humidity:  0% to + 100% RH
D.BTS4.3.3        Indoor unit:
         Temperature:  0(degree) to +50(degree)C*
         Humidity:  +20% to +55% RH

D.BTS.4.4         ENVIRONMENTAL CONTROL MECHANISM:
The CDMA BTS utilizes a combination of convection cooling, forced air and heat exchangers to meet the minimum requirements. Additional heat exchangers and modifications to the forced air system may be used in some optional high temperature outdoor unit.

D.BTS.4.5         SEISMIC:
All Base Stations will be BELLCORE Zone 4 Compliant per TR-NWT-000063. This specification applies to the Cabinet or Frame structure. Optional bracing may be required in Zone 4 areas to provide support of the Cabinet or Frame for indoor applications.

D.BTS.4.6         EMI:
Emission levels must meet FCC part 24, "Radiated and conducted Emissions for Cellular Telephone Systems" and Bellcore GR-1089-CORE Section 3.

D.BTS.4.7         ELECTROMAGNETIC SUSCEPTIBILITY:
The Minicell complies to FCC part 15, class B.

D.BTS.4.8         LIGHTNING PROTECTION AND GROUNDING:
The CDMA BTS shall have lightning protection in compliance with IEEE C62.41-1992 category C, high exposure for lightning. This protection is part of the CDMA BTS design. Commercial AC power and T1/E1 facilities are particularly susceptible to lightning surges and shall be properly protected. An appropriate surge protection device shall be installed at the service entry point and shall be connected directly to the Ground Electrode System. The lightning protection and grounding is compliant when installation is performed per Vendor guidelines.

D.BTS.4.9         60 HZ INDUCTION EFFECTS:
The CDMA BTS transmission facility interface shall meet the appropriate "60 Hz Effects" of TR-NWT-00499.

D.BTS.5  POWER REQUIREMENTS:
D.BTS.5.1         LINE VOLTAGE:
Outdoor:
208-240 Vac, 50 to 60 Hz, single phase.
Indoor:
The Indoor version of the BTS must support both DC and AC power supplies as follows:
DC:  +25V to + 28V at Minicell input.
AC: 110-220 Vac, 50 to 60 Hz, single phase (This will be input to the power cabinet and the power cabinet will provide the required DC input to the Minicell).

D.BTS.5.2         POWER REQUIREMENTS:
The Power equipment used to supply and distribute DC and AC power to the BTS must meet or exceed the specifications identified in Vendor Document MTO-3D-131.

D.BTS.5.2.1       ADDITIONAL POWER INFORMATION:
Additional power specification can be found in Exhibit D.Power.

D.BTS.6  TRANSMISSION REQUIREMENTS:
D.BTS.6.1         INTERFACES:
The BTS must be able to support a standard T1 (ANSI T1.403) interface. All T1 links between the BTS and Transcoder at the MSC are to support multiplexed packetized voice channels on a set of DSOs referred to as the packet pipe. The concentration of the CDMA packetized voice traffic to the conventional 64PCM voice channel will vary with the bit rate of the voice encoding (Vocoders) scheme.

- ---------------------- -------------------- --------------------- --------------------- --------------------
     Packet Pipe        # 8 kbit Chan. w/     #8 kbit Chls. w/      13kbit Chls. w/      13 kbit Chls. w/
        Size                64K DSOs              56K DSOs              64K DSOs             56K DSOs
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          2                     6                    5                     4                     3
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          3                    10                    9                     7                     6
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          4                    14                    12                    10                    8
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          5                    18                    16                    12                   11
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          6                    22                    19                    15                   13
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          7                    26                    22                    18                   15
- ---------------------- -------------------- --------------------- --------------------- --------------------
- ---------------------- -------------------- --------------------- --------------------- --------------------
          8                    30                    26                    21                   19
- ---------------------- -------------------- --------------------- --------------------- --------------------


D.BTS.6.1.1       T1 transmission interface:
The transmission interface is T1 and must have integrated CSU functionality. There shall also be an option to terminate a second T1 span for facility redundancy. The T1 interface must be compatible with B8ZS line coding. All T1 alarm and performance information shall be collected by the OMP.

D.BTS.6.1.2       Add / drop capability for T1 interface:
The BTS configured with a T1 interface must have the option to perform add / drop multiplexing thereby permitting a chaining of BTSs onto a single link T1. The Switching and or Base Station Controller must be able to support multiple BTSs on a single link.

D.BTS.7  OTHER BTS REQUIREMENTS:
D.BTS.7.1         SYNCHRONIZATION:
The Global Positioning System shall have an internal clock (oscillator) as a back-up timing source. In the case of failure of the GPS receiver, an internal clock shall provide timing for at least 24 hours such that all CDMA Pseudo-random numbers can be synchronized within + / - 10 micro seconds of each other during this period. Vendor's clock should meet ANSI standard ANSI-J-Std-019 (Recommended Minimum Performance Requirements for Base Stations Supporting 1.8 to 2.0 Ghz Code Division Multiple Access (CDMA) Personal Stations Section #4.3.1).

D.BTS.7.2         CONNECTORS:
All connections (e.g., transmission, antenna, power, and other cabling) to the BTS shall be connectorized with standard, commercially available and industry accepted connectors.

D.BTS.7.3         CELL SITE MONITORING CAPABILITIES:
The Vendor is to provide, as an option, the ability to perform remote call processing diagnostics via CRTU (CDMA Radio Test Unit).

D.BTS.7.4         SOFTWARE DOWNLOAD ABILITY:
All software for the base station shall be downloaded from the MSC. The software download shall be broadcast to multiple BTSs simultaneously. A software download shall not remove the BTS from service for a period in excess of 15 minutes. Remote rebooting of each BTS may be included. The Vendor shall use its best efforts to reduce the amount of downtime required.

D.BTS.7.5         RECEIVER SENSITIVITY:
Base Station receiver sensitivity shall be measured at the Base Station site equipment level. Antenna, connector or cable losses are not included as part of this measurement. Mast mount or external Low Noise Amplifier (LNA) equipment shall not be included as part of, or included with, this measurement. Lightning suppression devices which contribute loss to these systems will be included if this suppression device is located at or with the Base Station site equipment. Mast mount or coax line feed installed suppression devices will be included in the antenna / coax feed loss budget.

Sensitivity measurements shall include any internal cell sites equipment internal (e.g., LNA, frequency selective components such as band pass or band reject filters, and receiver path signal).

D.BTS.7.5.1       Multicarrier Receiver Performance:
The requirements for receiver sensitivity and demodulation must be the same for a single carrier per sector as well as for multiple carriers per sector sharing the same antenna per D.BTS.2.1.2. This will ensure that the reverse link budget in the multicarrier case is the same as in the single carrier case. The tests outlined below will be performed for both single and multiple carriers per sector. The performance metrics given in D.BTS.7.5.2 and D.BTS.7.5.3 must be the same in the single carrier case as in the multi-carrier case.


D.BTS.7.5.2       Receiver Sensitivity:
Receiver sensitivity shall be compliant with PN3383, (Draft American National Standard or Telecommunications - Recommended Minimum Performance Requirement for Base Stations Supporting 1.8 to 2.0 GHz Code Division Multiple Access (CDMA) Personal Stations) with the following clarification / exceptions.

      Baud rate = 14.4 kbps
      Item 2 in section 3.4.1.2 Method of Measurements should be amended to read

         Adjust the equipment to ensure that signal power of -119.8 dBm per RF input port is not exceeded. Reverse Traffic Channel power control in the personal station simulator should not be disabled (see 6.4.3 of PN3383).

For a 7dB Eb / No, the guaranteed base station receiver sensitivity is -119.8 dBm. The minimum requirement is -119.8 dBm.

D.BTS.7.5.3 Demodulation Requirements; Base Station Receive Performance in Multipath Fading with Closed Loop Power Control: Base station receive performance in multipath fading with closed loop power control shall be compliant with PN3383, (American National Standards for Telecommunications - Recommended Minimum Performance Requirement for Base Stations Supporting 1.8 to
2.0 GHz Code Division Multiple Access (CDMA) Personal Stations) with the following clarification / exceptions:

      Use Rate Set 2
      Follow the procedures outlined in Section 3.3 of PN3383. Use modified versions of Table 3.3.1 and 3.3.2 supplied below. Perform the tests outlined in section 3.3.3 of PN3383.

                               Created on: 4-15-98
Printed  08/08/98

Table 3.3.1       Parameters for Rate Set 1 Demodulation Tests

                                                  -----------------------------
                                                  Eb / No Limits (dB)
                                                  -----------------------------
- ---------------- -------------- ----------------- -------------- -------------
     Case            Test           Channel           Lower          Upper
                                   Simulator
                                 Configuration
                                     Number
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
1                3.3.1                None            4.05           4.65
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
2(a)             3.3.2                 1              10.35          10.95
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
2(b)             3.3.2                 2               9.0            9.6
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
2(c)             3.3.2                 3               8.0            8.6
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
2(d)             3.3.2                 3               8.4            9.0
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
3(a)             3.3.3                 1               6.3            6.9
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
3(b)             3.3.3                 2               7.6            8.2
- ---------------- -------------- ----------------- -------------- -------------


Table 3.3.2       Parameters for Rate Set 2 Demodulation Tests

                                                  -----------------------------
                                                  Eb / No Limits (dB)
                                                  -----------------------------
- ---------------- -------------- ----------------- -------------- -------------
     Case            Test           Channel           Lower          Upper
                                   Simulator
                                 Configuration
                                     Number
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
1                3.3.1                None             3.2            3.8
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
2(a)             3.3.2                 1               9.9           10.5
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- ----------------------------
2(b)             3.3.2                 2                  Not required
- ---------------- -------------- ----------------- ----------------------------
- ---------------- -------------- ----------------- -------------- -------------
2(c)             3.3.2                 3               7.7            8.3
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
2(d)             3.3.2                 3               8.1            8.7
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
3(a)             3.3.3                 1               5.8            6.4
- ---------------- -------------- ----------------- -------------- -------------
- ---------------- -------------- ----------------- -------------- -------------
3(b)             3.3.3                 2               8.3            8.9
- ---------------- -------------- ----------------- -------------- -------------

D.BTS.8  RELIABILITY:
D.BTS.8.1         REDUNDANCY:
   Channel cards:  N + 1
   Power supply:  N + 1
   Synchronization: GPS receiver must have a highly stable local oscillator per "D.BTS.7.1: Synchronization".

D.BTS.8.2         OVERALL RELIABILITY:
The MTBF for a failure that reduces the traffic capacity or the ability to initiate or terminate calls shall be equal to or greater than 4.27 years (as calculated per Schedule 2) for a 3-sectored BTS. A traffic reducing failure is defined as a failure that removes one or more effective voice channel (Erlang bearing voice channel) from one or more sectors.

Component level reliability is given in Schedule 2.

                                  LUCENT TECHNOLOGIES SCHEDULE 1 - D.BTS

                              Base Station Compliance and Roll Out Schedule

A 4 means that the Vendor currently meets the requirement.

                              General Availability
BTS Section                 Description                                 -
1.0                        AIR INTERFACE REQUIREMENTS :                 4
1.1                        Compliance of STDs                           4
1.2                        HAND-OFF CAPABILITY:                         4
1.3                        INTER BAND HAND-OFF:                         4
2.0                        MULTI-CARRIER:                               -
2.1                        HARDWARE:                                    -
2.1.1                      Multi-Carriers                               -
                           3 Carriers/Sector                            4
                           4-6 Carriers/Sector                          4

2.1.2                      Antenna Requirements:  2carriers per sector
                           on 2 antennas                                4
2.2                        TRAFFIC MANAGEMENT:                          -
2.2.1                      Load Balancing on call setups                4
2.2.2                      Load Balance during handoffs                 4
2.2.3                      Traffic Capacity                             4
2.3                        Pooling of traffic channels                  4
2.2.4                      Expanded Channel Element  Card
                            (10 Channel CCU)                            4
3.0                        CONTROL REQUIREMENTS:                        -
3.1                        Retune Frequency Remotely                    4
3.2                        T1 Remote Loopback                           4
3.3                        Telemetry Alarms                             4
3.4                        Automatic Inventory                          4
4.0                        ENVIRONMENTAL REQUIREMENTS:                  -
4.1                        Outdoor Cabinets                             4
4.2                        Altitudes                                    4
4.3                        Temperature & Humidity                       4
4.4                        Environmental Control Mechanism              4
4.5                        Seismic                                      4
4.6                        EMI                                          4
4.7                        Electromagnetic                              4
4.8                        Lighting Protection                          4
4.9                        60 Hz Induction Effects                      4
5.0                        POWER REQUIREMENTS                           -
5.1                        Line Voltage                                 4
5.2                        Power Requirements                           4
5.3                        Power Supply Redundancy                      4
6.0                        TRANSMISSION:                                -
6.1                        Interfaces                                   4
6.1.1                      T1 Transmission Interface                    4
6.1.2                      Integrated Add / Drop                        3Q98
7.0                        OTHER BTS REQUIREMENTS:                      -
7.1                        Synchronization                              4
7.2                        Rear Access                                  4
7.3                        Cell Site Monitoring                         4
7.4                        Software Download                            4
7.5                        Receiver Sensitivity                         4
8.0                        RELIABILITY:                                 -
8.1                        Redundancy                                   4
8.2                        Overall and Component Reliability            4 as per
                                                                 the attachment

                                  LUCENT TECHNOLOGIES SCHEDULE 2 - D.BTS

                                             BTS Reliability
                                       CDMA PCS (1.8 GHz) Minicell
                                   Component Mean-Time-Between-Failure

                                                                                                  Mean-Time
                                                                                            Between Failure

Component Name                                                    Component Code                    (Hours)

Radio Control Complex                                                      TN167                    586,132
- ---------------------
Core Processor Unit (CPU)                                                  TN168                  1,870,557
Network Control Interface (NCI)                                            TN169                    389,499
Memory (MEM)                                                               UN166                  1,152,206
Alarm / FITS Interface (AFI)                                               UN524                    874,967
Central Processing Unit (CPI)                                              415AC                    397,852
Power Converter Unit (PCU)

CDMA Radio Shelf
CDMA Channel Unit (CCU)                                                   TN1701                    777,001
Bus Interface Unit (BIU)                                                  TN1702                    387,837
Synchronize Clock & Tone (SCT)                                            TN1703                    736,703
CDMA Cluster Controller (CCC)                                             TN1852                    979,624
Analog Conversion Unit (ACU)                                              TN1853                    726,111
Digital Facility Interface (DFI)                                          TN3500                  1,122,334
Baseband Combiner & Radio (BCR)                                            44WR1                    325,140
Power Converter Unit (PCU)                                                 415AE                    397,852

CDMA Transmit Unit Shelf
20W Transmit Power Amplifier (TPA)                                         44WA6                    191,791
TPA Power Supply (TPA-PS)                                                                           418,936
Alarm Control Board (ACB)                                                   BLB1                         NA
Tx Amplifier                                                           QCPA-1900
Tx UP Board Assembly                                                        BLB2                  1,847,746

Reference Freq. & Time Generator
Reference Frequency & Timing Generator                                   KS24019


Customer Service Unit (CSU) Shelf
Customer Service Unit (CSU)                                                                         333,367
Shelf Interface Unit (SIU)                                                                        1,617,599

CDMA Radio Test Unit (CRTU)
CDMA Radio Test Unit (CTRU)

Radio Switch Panel (RSP)



The estimates for Mean-Time-Between-Failure (MTBF) for the major CDMA PCS components shown are based on typical environmental conditions for the CDMA growth frame which have been derated by 10% for the outdoor cabinet configurations.

All of the Radio Control Complex (RCC) components are duplicated for redundancy. Failure of any of the RCC components will not result in a loss of service.

In the CDMA Radio Shelf, loss of CDMA Channel Unit (CCU) will result in a loss of capacity, but the system will be able to provide service on the remaining CCU's. The system will be able to reconfigure CCU's assigned to pilot, sync, page, and access channels as necessary to maintain service. The Synchronize Clock and Tone (SCT) is duplicated for redundancy; failure will not result in a loss of service. The system can reconfigure in the event of a loss of CDMA Cluster Controller (CCC), such that failure of a CCC will result in a loss of capacity but the system will still provide service to each sector. Failure of the Bus Interface Unit (BIU), Analog Conversion Unit (ACU), Baseband Combiner Radio (BCR), or Power Converter Unit (PCU) will result in a loss of service to one sector.

Failure of any of the CDMA Transmit Unit Shelf components with the exception of the Alarm Control Board (SCB) will result in a loss of service to one sector. The Alarm Control Board (SCB) is not service affecting.

In the event of a single  failure in the Reference  Frequency and Test Generator
(RFTG), redundancy within the RFTG shall maintain synchronization with all other CDMA cell sites for 24 hours. In the event of a double failure within the RFTG, synchronization shall be maintained for a minimum of 4 hours.

The Shelf Interface Unit (SIU), CDMA Radio Test Unit (CRTU), and Radio Switch Panel (RSP) are not service affecting.

Reliability information on the Transmit and Receive Filters are not available at this time and are not included in the system MTFB discussed below. Generally, for system with receive diversity, failures in the receive path are not considered service affecting.

Failure of the entire system (loss of all traffic channels) will result from the failure of the Digital Facility Interface (DFI) or Channel Service Unit (CSU). The Mean-Time-Between-Failures (MTFB) of these two units is 257,000 hours.

The loss of one or more traffic channels in a sector due to the loss of an amplifier or other common electronics will result from the failure of the Bus Interface Unit (BIU), Analog Conversion Unit (ACU), Baseband Combiner Radio
(BCR), or Power Converter Unit (PCU) in the CDMA Radio Shelf; or from a failure of the Transmit Power Amplifier (TPA), TPA Power Supply (TPA-PS), Tx Amplifier
(Tx AMP), or the Tx UP Board in the CDMA Transmit Unit Shelf. The Mean-Time-Between-Failure (MTBF) associated with these units is 40,860 hours.

                                                                   EXHIBIT D.MSC



                                        LUCENT TECHNOLOGIES D.MSC



D.MSC.1  FEATURES AND FUNCTIONALITIES:
The MSC shall include the functions  assigned to the Visitor  Location  Register
(VLR) in IS-41 Rev. C. In the remainder of this Exhibit D.MSC, MSC shall be used to indicate MSC/VLR wherever VLR functions are described. The MSC shall include the PCS Access Manager and the PCS switch of the AUTOPLEX(R)-1000 System.

If the Owner requests, for the purpose of interfacing the Vendor's MSC with non-Vendor network elements, the Vendor will provide and permit the use of any Vendor-defined interface protocols (including the Vendor's FTN/EFTN protocol) as necessary for the sole purpose of supporting the Owners features and functionalities in the Owners network.

The Vendor will make available to the Owner complete documentation of MSC capabilities and interfaces pertaining to any Vendor - defined interface protocols which may be necessary for the Owner to plan new features and functionalities using these capabilities.

D.MSC.1.1
In accordance with Exhibit C, the MSC shall support registration, call origination, call delivery and hard hand-off for CDMA mobile stations in conformance with IS-41 Rev. C.

D.MSC.1.2
The MSC shall support inter-operation with non-Owner networks supporting IS-41 Rev. B plus TSB 41 plus TSB 55 for roaming.

D.MSC.1.3
In accordance with Exhibit C, the MSC shall support hard and soft hand-off functions.

D.MSC.1.4
The MSC shall support the features and functions identified in Exhibit C and shall conform to IS-41 Rev. C. as it applies to these features and functions.

D.MSC.1.5
The MSC shall be  capable  of  inter-operating  with a  separate  Home  Location
Register (HLR) for home users accessed over an SS7 network following the procedures of IS-41 Rev. C as necessary to support the Owners features and functionalities documented in Exhibit C. The separate HLR may be a product of another vendor.

D.MSC.1.6
The MSC shall provide the ability to establish originating, dialed digits, and terminating triggers for individual subscribers in response to IS-41 Rev. C messages and to generate IS-41 Rev. C messages when established trigger criteria are encountered.

D.MSC.1.7
The MSC shall provide the ability to establish terminating and dialed digits triggers for an entire MSC and to generate IS-41 Rev. C messages when established trigger criteria are encountered.

D.MSC.1.8
The Vendor shall perform reasonable and necessary IS-41 inter-operability testing with other vendors and will work with other vendors in good faith to achieve IS-41 inter-operability as required to support the Owners features and functionalities documented in Exhibit C.

D.MSC.1.9
The MSC shall support a remote switching capability by providing centralized operations, administration, and maintenance for remote switches.

D.MSC.1.10
The MSC shall be capable of routing calls to announcements. The determination of what calls or events result in an announcement must be settable through translation. The content of the announcements must be able to be recorded by the Owner. A minimum of 30 different announcements must be available.


D.MSC.2  SIGNALING:
D.MSC.2.1
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (evaluation date 1/31/95) previously provided by the Vendor to the Owner to the following reference, the MSC shall meet the requirements of GR-317-CORE, Switching System Generic Requirements for Call Control Using the Integrated Services Digital Network User Part (ISDNUP) Issue 1, 2/94, Revision 1 (9/94) for interoffice trunk signaling between MSCs.

D.MSC.2.2
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (completed 11/8/93) previously provided by the Vendor to the Owner to the following reference, the MSC shall meet the requirements of TR-NWT-000606, Issue 2, October 1992 LSSGR: Common Channel Signaling Section 6.5, for connection to the SS7 network via STP's.

D.MSC.2.3
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (dated 10/2/89) previously provided by the Vendor to the Owner to the following reference, the

MSC shall support all interface types (except the SS7 option for Type 2C) in TR-NPL-000145, Compatibility Information for Interconnection of a Wireless Services Provider and a Local Exchange Carrier Network, Issue 2, 12/93.

D.MSC.2.4
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (completed June 1992) previously provided by the Vendor to the Owner to the following reference, the MSC shall meet the requirements of equal access MF signaling for both direct and tandem interconnection to interexchange carriers as defined in GR-690-CORE LSSGR: Exchange Access Interconnection FSD 20-24-0000 (a module of LSSGR, FR-64), Issue 1, 12/94.

D.MSC.2.5
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (evaluation date 1/31/95) previously provided by the Vendor to the Owner to the following reference, the MSC shall meet the requirements of equal access SS7 signaling for both direct and tandem interconnection to interexchange carriers as defined in GR-394-CORE Switching System Generic Requirements for Interexchange Carrier Interconnection Using the Integrated Services Digital Network User Part (ISDNUP) Issue 1, 2/94, Revision 1 (9/94).

D.MSC.3  TRANSMISSION:
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (analysis completed 4/91) previously provided by the Vendor to the Owner to the following reference, the MSC shall meet the requirements of TR-NWT-000507, LSSGR: Transmission, Section 7 (a module of LSSGR, FR-64) Issue 4.

D.MSC.4  ADMINISTRATION AND MAINTENANCE:
D.MSC.4.1
The MSC shall provide measurements and commands to support the following administration and maintenance functions:

         traffic measurements, billing measurements, service measurements, service evaluation, data base management, generic program alteration, and security of memory administration, trouble detection, service recovery, trouble notification, trouble verification, trouble isolation and repair.

D.MSC.4.2
The   Vendor   shall   comply   with  the  latest   version  of  the   following
Vendor-published detailed documentation for each measurement, report, and command:

 (a) Lucent Technologies 401-610-133, Issue 9.0, January 1997, "Autoplex Cellular Telecommunications System 1000 AMA Formats Description."
 (b) Lucent Technologies 401-610-000 AUTOPLEX System 1000 Documentation Catalog.

D.MSC.4.3
MSC Software modifications (whether considered to be Software Upgrades or Software Enhancements) that can be incorporated into the then-current releases will not require more than fifteen (15) minutes of downtime, and in addition, the Vendor will use its best efforts to reduce the amount of downtime required.

D.MSC.5  SYSTEM INTERFACES:
D.MSC.5.1
Subject to the exceptions to TR-TSY-000510 specified in the Vendor's compliance and exceptions documentation's (completed 8/89) previously provided by the Vendor to the Owner to the following references, the MSC shall support the following interfaces:

         (a)  Digital Signal Level 1 (DS-1) as defined in TR-TSY-000510,  LSSGR:
              System Interfaces, Section 10 ( a module of LSSGR, FR-64) Issue 2, 7/87.
         (b) The SONET digital switch trunk interface as described in TR-TSY-000782, SONET Digital Switch Trunk Interface Criteria (a module of TSGR, FR-440 and LSSGR, FR-64), Issue 2, 9/89.
         (c) In accordance with Exhibit C, the MSC will support interfaces to the voice mail systems.

D.MSC.5.2
The MSC shall support an interface to an external information services gateway to provide voice menu / touch tone response information services and to automatically redirect the call to the information service number requested. The subscriber shall be able to dial a feature service code to access a voice mail system. After selecting the desired option the call shall be transferred to the requested service DN. The interface to the MSC shall be as identified in Lucent Technologies 401-601-010 "Information Services Gateway Optional Feature."

D.MSC.6  SERVICE STANDARDS AND CAPACITY:
D.MSC.6.1
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (analysis updated 9/92) previously provided by the Vendor to the Owner to the following reference, the MSC shall meet the objectives for reliability in TR-TSY-512, Issue 3, "Reliability." In this context, a DS-1 interface to a BTS shall conform to the 20 minutes/year objective for integrated digital terminations.

D.MSC.6.2
The Vendor shall provide engineering rules for determining the capacity of the MSC system. The engineering rules shall identify the parameters required in order to determine the MSC capacity required by the Owner.

D.MSC.6.3
Based on the assumptions listed in Attachment 1, the MSC shall be configurable with a maximum capacity not less than the following:

         (a)   Busy Hour Call Attempts:  200,000
         (b)   Subtending BTS:  222
         (c)   Trunks:  15,000
         (d) Signaling links: 64, or 32 link pairs (not including links to the BSC/BTS)

D.MSC.7  POWER:
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (reviewed and confirmed 9/15/92) previously provided by the Vendor to the Owner to the following reference, the MSC shall comply with TR-TSY-000513, Issue 2, July 1987, Revision 1, December 1988, LSSGR Section 13:
Power, for compatibility with central office power systems.

D.MSC.8  ENVIRONMENTAL:
Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (completed June 1994) previously provided by the Vendor to the Owner to the following reference, the MSC shall comply with TR-NWT-000063, Network Equipment - Building System (NEBS) Generic Requirements ( a module of LSSGR, FR-64 and TSGR, FR-440), Issue 5, 9/93, regarding spatial and environmental characteristics, including testing methods.

Subject to the exceptions specified in the Vendor's compliance and exceptions documentation (completed 7/25/95) previously provided by the Vendor to the Owner to the following reference, the MSC shall comply with GR-1089-CORE, Electromagnetic Compatibility and Electrical Safety - Criteria for Network Telecommunications Equipment (a module of LSSGR, FR-64 and TSGR, FR-440), Issue 1, 11/94.

D.MSC.9  NETWORK TRAFFIC MANAGEMENT:
D.MSC.9.1
The MSC shall implement traffic measurements and overload controls including:

     (a) detection of congestion onset when settable congestion onset thresholds are crossed;

     (b) deferral of tasks according to a priority scheme when congestion onset is detected;

     (c) detection of congestion abatement when separately settable abatement thresholds are crossed; and

     (d) gradual resumption of deferred tasks when congestion abatement is detected.

D.MSC.10
The MSC shall support subtending Vendor BTS's using a Vendor-defined interface. See Exhibit G for IOS / IS-634.


D.MSC.10.1
The MSC shall support CDMA Soft hand-off between or among any two or three subtending Vendor BTS's. A Soft Hand-off shall result in no more than 2 frames lost. Refer to Exhibit C for software soft hand-off enhancements.

D.MSC.10.2
The voice information shall be transcoded to 64 kb/s PCM in accordance to CCITT G703 standards. The transcoded PCM shall support vocoder rates as specified in Exhibit C. Vocoder bypass must be enabled when fax or data messages are transmitted.

D.MSC.10.3
Owner and Vendor  acknowledge  echo is present in any digital radio  technology.
      Vendor can supply, as an option, echo cancellation units.
      Owner is responsible for echo treatment in the system. One possible option is the vendors echo canceler as noted above.

D.MSC.10.4
The BTS to MSC link shall support the multiplexing of multiple voice or data channels as specified in Exhibit D.BTS.6.1.

D.MSC.10.5
The T1 from the BTS to the MSC shall support multiple BTS sites on a single link. Thus a link that has been groomed with two or more separate BTS sites shall be terminated directly on the MSC.

D.MSC.10.6
The link from the BTS to the MSC shall be compatible for transport over any network, independent of the type of transmission equipment embedded in that network as long as the constraints on the transmission delay budget are maintained. The transmission delay budget is 7 msec. These networks shall include local and long distance networks, and base band transport over cable networks. Multiplexing, drop and insert, grooming and other transport effects and functions must be transparent to the BTS to MSC link.

D.MSC.10.7
There are two other types of transmission interfaces proposed: an HDSL interface and a cable transport system. Both of these transport mechanisms will have dedicated Central Office Terminals that will interface with the BTS on one side and have a T1 interface towards the MSC. The MSC to BTS link must be able to maintain performance over this interface as long as the delay requirements outlined in D.MSC.10.6 are maintained.

D.MSC.10.8
In accordance with Exhibit C, multiple MSCs must be able to be networked to form a soft hand-off clusters allowing any BTS served by MSC-A to enter Soft Hand-off with any BTS served by MSC-B where MSC-A and MSC-B are from the same Vendor.

D.MSC.10.9
In accordance with Exhibit C, multiple MSCs must be able to be networked to form Soft Hand-off cluster allowing any BTS served by MSC-A to enter soft hand-off with any BTS served by MSC-B where MSC-A and MSC-B are from different vendors (IS-41).

                                      ATTACHMENT 1 TO EXHIBIT D.MSC

North American Market BHCA Rating

The system capacity for Autoplex 1000(R) North American markets is 200,000 BHCA based on the following assumptions:

  -  Single MSC system EC
  -  Release 9.0 (or later)
  -  3B21 Duplex ECP
  -  OMP with Release 9.0 (or later) software
  - A single 5ESS-2000 Switch DCS carrying 100% of system traffic with a hand-off rate of 1.6 Soft HO/BHCA or less and 0.2 Hard HO/BHCA or less
  -  2.5 Autonomous Registrations (AR) per BHCA
  -  Short Message per BHCA <10%
  -  Voice Mail/CF/CW on 2.5% of BHCA
  -  Available paging capacity in CDMA is approximately 51 pages/second
  -  Maximum of two page messages per page attempt
  -  Maximum "No Page Response" rate is 50%
  -  Mobile terminated call attempts are 32% of BHCA or lower
  -  Mobile terminated calls answered is 10%
  -  Mobile originated calls are 68% of BHCA
  -  Mobile originated answered calls are 55% of BHCA
  -  Mobile to mobile calls are 10% of BHCA
  - Mobile busies is 3% or higher of BHCA Mobile originations limited to 18,000 calls/cell/hour on the access channel
  -  BHCA per subscriber is 1.0
  -  Average Call Holding Time (ACHT) is 90 seconds.

                                                                    EXHIBIT D.NM




                            LUCENT TECHNOLOGIES D.NM





D.NM. NETWORK ELEMENT MANAGEMENT SYSTEM REQUIREMENTS

Network Element Management Systems (NEMS) will be defined as systems required for operating and maintaining the PCS networks being designed and implemented by the Vendor.

The NEMS will provide management for any and all network elements provided by the vendor. Management applications include configuration management, fault management, fault isolation, fault resolution, security management, performance management, accounting management, data storage, system provisioning and data evaluation.

D.NM.1.  SYSTEM COMPATIBILITY:
D.NM.1.1 INTEROPERABILITY WITH NETWORK MANAGEMENT SYSTEM:
Provide interoperability between all network element managers and an overlay network management system via SNMP, CMIP or ASCII. Both the network elements and network element managers will allow interconnection of a remote network management system while maintaining local functionality with the network element manager.

Owners objective is Q3 interface. CMIP / CMISE is highly desired by Owner. Both Vendor and Owner recognize that no commitment presently exists for Q3 interface.

D.NM.1.2 NETWORK ELEMENT MANAGEMENT FOR THE VENDOR-PROVIDED BSC:

D.NM.1.3 NETWORK ELEMENT MANAGEMENT FOR THE VENDOR-PROVIDED BTS:

D.NM.1.4 NETWORK ELEMENT MANAGEMENT FOR THE VENDOR-PROVIDED HLR:

D.NM.1.5 NETWORK ELEMENT MANAGEMENT FOR THE VENDOR-PROVIDED   MSC/VLR:

D.NM.1.6
Vendor shall provide a first level NMS that directly interconnects and interoperates with BSC, BTS, and MSC / VLR NEMS systems. ASCII over RS-232 or TCP / IP interfaces is supported.

D.NM.1.7
Vendor NEMS shall be consistent with the  Telecommunications  Management Network
(TMN) hierarchy. Vendor OA&M architecture is consistent with philosophy of TMN. OMP / ECP act functionally as an EMS. Owner and Vendor agree that this is not a testable item.

D.NM.1.8
Vendor NEMS shall interoperate with Owners Network Management System (NMS). More information is required from Owner to determine protocol and interfacing requirements. ASCII over RS-232 or TCP / IP interfaces is supported.

D.NM.1.9
Vendor NEMS shall interconnect with Owners deployment of Metapath's Peripheral / Pollable Data Unit (PDU). TCP / IP connection to the OMP is needed by Owner.

D.NM.1.10
Vendors OMP shall be the NEMS that interconnects and interoperates with Owners NMS. The OMP can act as the interface point to the NMS.

D.NM.1.11
OMP shall be redundant and highly available according to the "Redundant Architecture - Hot Standby Systems" requirements. Input is needed by the Owner to understand requirements in the referenced document. HA-OMP should satisfy redundant architecture requirements.

D.NM.2          NETWORK ELEMENT DIVERSITY:
D.NM.2.1
Vendor NEMS shall support at least two NMS connections in an active hot standby configuration with automatic failover.

D.NM.2.2 SUPPORT ALL NETWORK ELEMENTS ON THE SAME MONITOR:
Provide the capability to display management windows from all network elements from any single monitoring station.


D.NM.2.3 SUPPORT MULTIPLE SIMULTANEOUS SESSIONS:
Provide the capability to support multiple user interactive sessions. System will support up to 16 users simultaneously, with all users having the capability of running multiple applications simultaneously.

D.NM.2.4 ALLOW NETWORK ANALYSIS OF MULTIPLE ELEMENTS:
Provide the capability to analyze multiple network elements, in an integrated manner. The system will allow for analyses of multiple elements simultaneously.

D.NM.2.5 REDUNDANT ARCHITECTURE - HOT STANDBY SYSTEMS:
Provide fault tolerant architecture to protect and ensure access into network elements at all times. Network element management systems will have multiple means of accessing the element being managed by providing access to multiple interface processors. The network element management system itself will have hot-standby functionality and/or a fault tolerant processor. All elements will be accessible in the event of complete network element management failure. Requires High Availability OMP.

NEMS shall have a standby processor than can assume full role of most recent former active processor within 5 minutes. This role assumption shall be activated automatically while allowing manual intervention to prevent it. Vendors HA-OMP should satisfy this requirement.

D.NM.3.  CONFIGURATION MANAGEMENT:
D.NM.3.1 DEFINE AND VIEW RESOURCES:
         (a) The OMP shall collect, report and store inventory information for each BTS provided by the Vendor and provide the capability to report hardware and software resource information. System will report Nomenclature and version of each software-loadable circuit card. Granularity will be to the lowest field replaceable circuit card. Version information to be available by June 1997.

D.NM.3.2 START AND STOP NETWORK OPERATIONS:
Provide the capability to remove and restore desired functional units within each network element. The starting and stopping of any network operation will be allowed on a unit by unit basis. This includes call processing.

D.NM.3.3 REPORT CONFIGURATION STATUS:
Provide the capability to report the on-line/off-line/hot-standby/Out-of-service state of each circuit card within a network element.

D.NM.3.4 BROADCAST SOFTWARE LOADS TO ELEMENTS SIMULTANEOUSLY:
Provide the capability to download system software to multiple base stations simultaneously by issuing a single command, in compliance with D.BTS.7.4 "Software Download". System will allow the creation of batch files to download software per a user designated time to user designated cell sites. System will report on successful or unsuccessful load.

D.NM.3.5
[intentionally omitted]

D.NM.3.6 REMOTE RETUNING OF BASE STATIONS:
Provide the capability to remotely retune the base station in compliance with D.BTS.3.1 "Ability to retune frequencies remotely."

D.NM.4          FAULT MANAGEMENT:
D.NM.4.1 FAULT DETECTION AND REPORTING:
Provide the capability to detect faults within each network element and report these faults in a hierarchical, graphic display. Reports will be available for reporting alarm reports, equipment state change reports, call processing failure reports, diagnostic error reports, software error and recovery reports, hardware error and recovery reports, and initialization event reports. System will allow for critical faults to be reported via a commercial pager. TIMS system or some NM system to fully comply.

System shall be capable of reporting all alarms (faults, events, state changes, etc...) to Owners Fault Management System via Owners Operations Systems Support Network (OSSN). Equipment shall connect and report alarms over TCP/IP Ethernet. Vendors current OMP supports TCP/IP connections to NMS. However, compliance depends on Owners protocol requirements. Owner and Vendor must mutually agree upon those requirements and availability. ASCII over RS-232 or TCP / IP interfaces is supported.

D.NM.4.2 FAULT DIAGNOSIS:
Provide the capability to diagnose the validity of a particular system failure, hardware or software. System will report a diagnosis of possible causes for the failure. Fault diagnosis will be both automatic and allow for manual requests. Off-line equipment will be allowed to be diagnosed manually and automatically, periodically. Base Station control and reporting will be in compliance with

 D.BTS.3.2 "Ability to perform T1 or other loopbacks remotely" and D.BTS.3.3 "Telemetry and alarms."

D.NM.4.3 FAULT ISOLATION TO LOWEST REPLACEMENT UNIT:
Provide the capability to isolate system faults to a field replaceable circuit card.

D.NM.4.4 FAULT CORRECTION:
Provide the capability to automatically attempt to restore of faulty circuit cards or software upon detection of system errors. System will also allow for manual intervention of an automatic restore procedure.

D.NM.4.5 ALARM AND REACT TO SITE RELAY TRIGGERS:
Provide the capability to monitor and alarm a minimum of 10 relay contacts of cell sites and switches. Alarming will include environmental systems, power systems, lighting systems, security systems, etc.

Each relay alarm will have the ability to be assigned a severity level, thus allowing the management system to react accordingly (i.e. issue critical alarm, page technician, etc.).

D.NM.4.6 PROVIDE FAULT SEVERITY VIA GRAPHICAL USER INTERFACE (GUI):
Provide the capability to report alarms via a graphical user interface. Banners will report individual fault or conditions and indicate severity by altering banner color.

D.NM.4.7 NO ACTIVITY ALARMING:
Provide the capability to report a possible alarm condition due to link failure when no data has been received from a particular link in a user defined time-frame.

Vendor shall provide alarm heartbeat message, a positive acknowledgment sent asynchronously once every five (5) minutes by the equipment that interfaces with Owners Fault Management System. Owner and Vendor need to mutually agree upon protocol requirements for interfacing to the Fault Management System.

D.NM.4.8 ABILITY TO ADMINISTER REMOTE TEST UNITS:
Provide the ability to monitor remotely cell site performance in accordance with D.BTS 7.3 "Cell site Monitoring capability."



D.NM.5   SECURITY MANAGEMENT:
D.NM.5.1
[intentionally omitted]

D.NM.5.2 ARCHIVE AND RETRIEVE SECURITY INFORMATION:
Provide the capability to store and retrieve all security related information. Information will range from security access levels, to login times by user id, to password aging data.

D.NM.5.3 USER PASSWORD AGING:
Provide the capability for user defined time-frames for password aging. Allow for synchronization of password aging to multiple network elements.

D.NM.5.4
[intentionally omitted]

D.NM.5.5 USER DEFINED MAXIMUM IDLE TIME:
Provide the capability to automatically logout a user that does not enter a keystroke in a definable time-period.

D.NM.5.6 LOGIN FAILURE AFTER USER DEFINED ATTEMPTS:
Provide the capability to reject user id login after attempting to enter password fails. System allow user to define how many attempts are allowed before rejection.

D.NM.5.7 USER DEFINED MAXIMUM LOGIN TIME ALLOTTED:
Provide the capability to set the amount of time each login session is allotted before rejection occurs.

D.NM.6   PERFORMANCE MANAGEMENT:
Vendor shall provide a TCP/IP Ethernet (at least 10Mbps) interface over which it shall provide Performance Measurements to Owners Performance Management System.


D.NM.6.1 REPORT NETWORK TRAFFIC USAGE BY CELL AND SECTOR:
Provide the ability to gather statistics on usage in terms of:
               Effective voice channels
               Erlangs based upon a given blocking assumption

D.NM.6.2 REPORT BLOCKED CALL RATE BY CELL AND SECTOR:
Only supported by cell, not sector.

D.NM.6.3 REPORT DROPPED CALL RATE BY CELL AND SECTOR:

D.NM.6.4 REPORT HAND-OFF STATISTICS BY CELL AND SECTOR:

D.NM.6.5
[intentionally omitted]

D.NM.6.6
[intentionally omitted]

D.NM.6.7 REPORT POWER LEVELS AT PERTINENT CALL TIMES:
Provide the capability to report mobile power levels at call termination and call hand-off points. Owner and Vendor must mutually agree upon availability.


D.NM.6.8 REPORT ALL PROCESSOR USAGE STATISTICS:
Provide the capability to alarm when critical processors approach resource limitations.

D.NM.6.9
[intentionally omitted]

D.NM.6.10       REPORT OF ANY OTHER STAT OR EVENT OR ANY NETWORK ELEMENT:
Provide the capability to report statistical or event information per vendor provided documentation.

D.NM.6.11       PROVIDE MULTIPLE MEANS OF FILTERING DATA:
Provide the capability of selecting very specific statistics or events and filter by measurement type, type of network element, time of day, etc.

D.NM.6.12       PROVIDE PERFORMANCE TUNING INTERFACE:
Provide a tool for performing iterative changes to performance parameters and viewing performance characteristics resulting from the changes. A mobile tool is desired.

D.NM.6.13       PROVIDE EVALUATION OF PERFORMANCE TUNING:
Provide the capability to manipulate and analyze the data received from the performance turning interface. Analysis will assist with determining performance parameters. A mobile interface and analysis tool is desired.

D.NM.6.14       PROVIDE A CALL TRACING FEATURE FOR MONITORING ACTIVE CALLS:
Provide the capability to trace multiple calls while in progress. The system will report power levels and frame error rate. During hand-off, the system will report soft hand-off stats on all possible candidate cells and sectors. Owner and Vendor must mutually agree upon availability.

D.NM.7.  ACCOUNTING MANAGEMENT:
D.NM.7.1 GENERATE AND RECORD ACCOUNTING INFORMATION:
Provide  the   capability  to  control,   collect  and  record  all   accounting
information. AMA data will be collected in real time (hot billing) and stored on disk.

D.NM.7.2 USER DEFINED INFORMATION IN THE CALL DETAIL RECORD (CDR):
Provide the capability to add specific fields in the call detail record. Fields will be capable of accepting any stat or event already produced by the network elements. A standard CDR will be developed with "spare" fields provided for user definition. Depending on the scope of changes required, this may be undertaken as custom development pursuant to the terms of the Contract.

D.NM.7.3 CONTROL STORAGE AND ACCESS TO ACCOUNTING INFORMATION:
Provide the capability to store AMA data to disk and then allow the transfer of data to magnetic tape or via an electronic data network to a billing center.

D.NM.7.4
[intentionally omitted]

D.NM.7.5 HIGH CAPACITY AMA - REAL TIME BILLING:
Provide the capability to produce a high data transfer rate for billing information to allow the feasibility of real time billing applications.


D.NM.8.  INFORMATION REPOSITORY:
D.NM.8.1 SUBSCRIBER INFORMATION:

D.NM.8.2 BILLING INFORMATION:

D.NM.8.3 PERFORMANCE INFORMATION:

D.NM.8.4 FAULT MANAGEMENT INFORMATION:

D.NM.8.5 SYSTEM AND ELEMENT CONFIGURATION INFORMATION:

D.NM.8.6 SECURITY MANAGEMENT INFORMATION:

D.NM.9.  GENERAL REQUIREMENTS:
D.NM.9.1
[intentionally omitted]

D.NM.9.2 INTERFACE TO OA&M INFORMATION:
Provide the capability to allow user to develop desired applications.

D.NM.9.3 FAULT TOLERANT PROCESSORS:
See section 2.5

D.NM.9.4 NETWORK ELEMENT MANAGEMENT TO SUPPORT ARCHITECTURE:
Provide the capability to manage network elements as the architecture grows to full capacity. If the capacity of the network element management system cannot control a fully grown network element, provide the ability to expand and grow (scaleable) the management system. Regardless of element size, the network element management system will always be required to manage its respective element.

D.NM.9.5 IS41 MESSAGE VISIBILITY FOR FRAUD PROTECTION:
Provide  a  near  real-time   data  channel  for  fraud  control.   Provide  the
functionality to decode the messages into useful formats and provide filters to view only desired messages.

D.NM.9.6 PREVENTATIVE MAINTENANCE ANALYSIS:
Provide off-line and on-line diagnostics to search for possible faulty equipment before customer reports service issue. Provide call processing failure reports to identify faulty network elements as quickly as possible.

D.NM.9.7 OFF-LINE MODELING OF REAL-TIME DATA:
Provide  the  capability  to use  real-time  data  from  the  live  network  for
optimization  purposes.   Stats  of  interest  include  power  levels,  hand-off
channelization information, and hand-off topology data.

D.NM.9.8 ON-LINE DOCUMENTATION OF NETWORK ELEMENTS AND SOFTWARE:
Provide all system manuals, both hardware and software, on CD ROM format for easy access to network element information. Every hardware and software upgrade will include documentation supported on CD ROM for changing/adding/deleting the existing electronic documentation.

D.NM.9.9
[intentionally omitted]

D.NM.10  GRAPHICAL USER INTERFACE:
D.NM.10.1       ALARM MONITORING UTILIZING GRAPHIC ALARM BARS:
See section 4.6.

D.NM.10.2
[intentionally omitted]

D.NM.10.3       PERFORMANCE MANAGEMENT STATISTICS GATHERING VIA MENUS:
Provide the capability, in a pull-down menu system, to choose system statistics and provide the filtering of that data through a graphical selection of measurement type, network element, time of day, etc.

D.NM.10.4       LOGICAL STATUS DISPLAY - HIERARCHICAL EQUIPMENT TREES:
Provide the capability to view network status and configuration through hierarchical equipment trees. Each screen will illustrate the next level in the hierarchy. Any trouble in a particular network element will flow up to the highest level in the tree. Simple diagnostics will be allowed from the tree by simply entering a menu command and the system will issue a command to remove a device and attempt to force it back into service.

                                                                      Exhibit G1

                                  BTS/BSC - MSC
                                    MSC - MSC
                                INTEROPERABILITY

                                  INTRODUCTION

The Owner standard, open BSC to MSC interface (the "Open A Interface", or OAI), is based on industry standard IS634. Interoperability between MSCs is based on industry standard IS41. Lucent proprietary MSC to BSC interfaces may be deployed in circumstances where the open or standard interface is not available, or is not needed in the Owner's reasonable opinion. In cases where a proprietary interface has been implemented in a PCS system, and an OAI is provided as an additional option on such system, then it is desirable that the OAI option support the standardized capabilities supported by the proprietary interface. All references to "D.MSC" are references to Exhibit D.MSC to the Amended and Restated Procurement and Services Contract between Sprint Spectrum Equipment Company, L.P. and Lucent, dated as of October 9, 1996 (as the same may be amended, supplemented or modified from time to time, the "SSLP Contract"). Capitalized terms used herein but not otherwise defined herein or in the MOU shall have the meanings set forth in the SSLP Contract.


                                MSC CAPABILITIES

The  MSC  shall   provide   the   capabilities   of   D.MSC.1   ("Features   and
Functionalities") when the interface to the radio system is via the OAI.

                                  MSC Retrofit

The Open A Interface shall be made available as an additional option for any of the Owner's MSCs purchased, past or future. Adding this option will consist of purchasing additional hardware and software specific to the A-Interface itself and, where necessary, hardware and software to support traffic growth for added base stations that goes beyond the existing MSC's engineered capacity.

                              Interface Conformance
 The  Open  A  Interface   shall   conform  to  the  Owner's   Inter-Operability
Specification (IOS), as contained in Exhibit G2.

                         Administration and Maintenance

For purposes of this exhibit, "Local MSC Open A Interface" shall refer to MSC hardware and software components up to the points of demarcation between the MSC and BSC, defined here as the physical signaling links and voice circuits connecting the BSC to the MSC.

The MSC shall meet the requirements of D.MSC.4 ("Administration and Maintenance") for administration and maintenance of the Local MSC Open A Interface. The administrative and maintenance capabilities for the Local MSC Open A Interface shall be functionally equivalent to those provided for an existing proprietary interface between the MSC and a radio system.

The MSC shall be capable of establishing a DS-0 channel within a given DS-1 link to a subtending BSC for transporting operations messages between the radio system and an Operations and Maintenance Center (OMC) responsible for managing that radio system.

                                   Reliability

The  Local  MSC  Open  A  Interface  will  meet  the  reliability   requirements
established for the radio system to MSC interface in D.MSC.6.1 ("Reliability").

                           NETWORK TRAFFIC MANAGEMENT

The MSC shall provide traffic management controls for the Local MSC Open A Interface, meeting the requirements of D.MSC.9.1 ("Traffic Management").

                                    CAPACITY

The OAI shall be able to support 24 CDMA PCS calls simultaneously per DS-1 link to the MSC, less the number of required signaling or operations channels. For any given DS-1, the number of signaling and operations channels may be zero. The MSC shall support system capacities for the OAI or a mixture of the OAI and proprietary interfaces no less than that stated in D.MSC.6 ("Service Standards and Capacity"). The MSC shall be capable of supporting individual BSCs up to a maximum capacity of 50,000 Busy Hour Call Attempts (BHCA). The MSC shall be capable of supporting up to 15 BSCs with combined capacity up to the MSC maximum capacities stated in D.MSC.6 ("Service Standards and Capacity"). The MSC shall be capable of supporting a sufficient number of DS-1 links per BSC to allow full utilization of the BSC BHCA capacity at initial deployment, so long as the BHCA capacity does not exceed the value stated in G.6.3 hereof.

                            OPEN A INTERFACE SCHEDULE

The following milestones included in Table G1, as evidenced by completion of the corresponding deliverables, shall be met to assure timely availability of the OAI. The milestones listed below are subject to change upon mutual agreement of the Owner and the parties involved.

                                                 Table G1
- --------------------------- -------------------------- -------------------------- --------------------------
        MILESTONE                  DELIVERABLE              RESPONSIBILITY                DUE DATE
- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------

- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------
System Level Requirements   Functional Message         Lucent                     2/18/98
Complete 1                  Review with Owner and BS
                            Vendor
- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------
Inter-Op Test Plan          Test Plan Documentation    IOTT                       3/31/98
Complete2
- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------
Vendor Design 90%           Post_Design Functional     IOS Working Group          6/1/98
Complete                    Message Review .
- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------
IOTT (KC Lab) test start    1.    MSC equipment and    1.    MSC Vendor           12/31/98
3                                software
                                 operational.
                            2.    BTS equipment and    2.    BTS Vendor           12/31/98
                                 software
                                 operational.
                            3.    Lab Environment.     3.   Owner                 12/31/98
- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------
IOTT (KC Lab) Test          IOTT Test Documentation    IOTT                       4/30/99
Complete4                   indicating successful
                            test completion.
- --------------------------- -------------------------- -------------------------- --------------------------
- --------------------------- -------------------------- -------------------------- --------------------------
General Availability of     IOTT Test Documentation    Lucent                     7/31/99
IOS Version 2 OAI to        indicating successful
Owner 5                     field test completion.
- --------------------------- -------------------------- -------------------------- --------------------------


     G1.10.1.1   Over The Air Service Provisioning (OTA-SP) Phase 2
The capability of delivering additional authentication information to a mobile over the OAI will be delivered by the Vendor at a schedule mutually agreeable to the Owner and Vendor.
    G1.10.1.2   Inter-Vendor / Inter-BSC Soft Handoff
The capability of performing soft handoff between BTSs served by two separate BSCs will be delivered by the Vendor in a manner consistent with IS634 Revision
A. The schedule for delivery of this capability will be jointly determined by Owner and Vendor upon approval of the IS634 Revision A standard.


    G1.11 MSC-MSC INTER-VENDOR HARD HANDOFF

The Vendor will deliver to the Owner the capability to perform CDMA PCS to CDMA PCS Inter-vendor hard handoff between MSCs, as described in IS41 Revision C.

                                   Exhibit G2

                          MSC to BSC Interface IOS V.2



     "MSC to BS Interface Inter-Operability Specification (IOS) Version 2.0"

                            Published April 25, 1997





          Complete copy of this document on file with Owner and Vendor

                                   Exhibit G3

              MSC to BS Interface IOTT Test Strategy and Test Plan



             "MSC to BS Interface Inter-Operability Test Team (IOTT)
                          Test Strategy and Test Plan"

      Based on Sprint PCS Interoperability Specifications (IOS) Version 1.1

                             Published June 30, 1997





          Complete copy of this document on file with Owner and Vendor

                                                                       EXHIBIT J


Lucent Technologies and Sprint PCS's Software Development Understanding


1.     Purpose of Document and Background
The purpose of this document is to describe the tasks, procedures, and timing necessary to evaluate and respond to requests for new or improved functionality in the Autoplex(R) product line from Sprint PCS. Section 2 covers the process for feature development where Sprint PCS has the opportunity to input into that process. Section 3 covers the RDAF process in more detail and how Sprint PCS matches up their own document to the RDAF process. Section 4 looks at the Platinum Ticket concept for faster development of software features. Section 5 addresses the Autoplex(R) Mobile Switching Center (MSC) Fast Feature Development Process. Section 6 provides alternatives for addressing software concerns.

1.1    Custom Development
Sprint PCS may have requirements for features that will be considered custom software development. As stated in more detail in section 11.9 of the Contract, Sprint PCS will identify to Lucent, in writing, a summary of any such proposed development of custom software. This summary from Sprint PCS should be directed to the Customer Team Director of Sales with a copy to the Applications Engineering Team. This summary will provide a description of any proposed custom software sufficient to enable Lucent to determine the general demand for, and its plans, if any, to develop the same or similar products. Lucent will respond to such summary within thirty (30) days after receipt and indicate if it has the ability to fulfill a subsequent Request for Proposal (RFP) from Sprint PCS for development of custom software.

2.     Lucent Technologies Wireless Product Life Cycle Process - Overview
The development of software features, from concept to deployment, follows a product life cycle process, also know as the Lucent Gate Process. See Figure 1 below. This product life cycle process has `checkpoints' in which Sprint PCS has an opportunity to provide input or feedback into the process. Section 2 provides an overview of the process as well as point out areas within the process in which Sprint PCS has the opportunity to input. These inputs, discussed below, are the RDAF process, FDD review, and priority ranking.

[GRAPHIC OMITTED]
2.1    Sprint PCS Input.
Sprint PCS has three main areas of input into the product life cycle process.
2.1.1  Sprint PCS's First Input.
The first opportunity for input into the process is at Gate I via the Request Definition Assessment Form (RDAF). The RDAF process is discussed in section 3.

2.1.2  Sprint PCS's Second Input.
The second opportunity for input into the process is after Gate II, but before Gate III. This is when Sprint PCS has the opportunity to review the Lucent Feature Definition Document (FDD) with Lucent's Application Engineering Team supporting Sprint PCS. In rare cases where an FDD is not created, then Application Engineering will share the feature design information with Sprint PCS before Gate III.

2.1.3  Sprint PCS's Priority Input.
To better address Sprint PCS's feature needs and to more importantly reflect upon Sprint PCS's major revenue contribution to Lucent, a new prioritization process has been implemented. Beginning with CDMA Release 8.0, Cell 13.0, ECP 13.0, and 5E13, Lucent is using a weighted ranking scale that provides the proper recognition of revenue contribution to the prioritization of features. In Sprint PCS's case, this clearly ranks their feature needs ahead of all other customers. This ranking provides Sprint PCS the necessary "clout" that they deserve.

     2.2  Product Life Cycle Check Points
The sub-sections below list the actions that take place after a Gate has been passed and action that needs to happen before the next Gate. This section is intended to show the various checkpoints within the process. Also refer to Figure 1 and Figure 2.

2.2.1  Gate I:   Opportunity Statement
            Customer Need (RDAF)
            Proposed Product Functionality
            Potential Market Assessment
2.2.2  Gate II:  Technical, Marketing, & Business Issues
            Preliminary Business Case
            Proposed Support Strategies
            Baselined Feature Description Document (FDD)

2.2.3  Gate III: Detailed Customer Requirements
            Baselined Lucent's proprietary System Requirements Document (SRD) Baselined Release Plan
2.2.4  Gate IV:  Product Development
            Development Plan Implemented
            Support Plan Implemented
            First Office Application (FOA)
2.2.5  Gate V:   Full Product Deployment
            Generally Availability (GA)

2.3    Product Life Cycle Schedule Timeline
Features that will be developed will be assigned a software release. These software releases are tracked through one of three programs. Those software program names are CDMA, ECP (MSC), and 5ESS.

Figure 2, below, shows the product life cycle schedule timeline that points out the approximate timing of how long it takes for a feature, that is part of a release, to be deployed and when certain checkpoints need to be met. There is typically a 22 month development time frame.
- ------------------------------------------------------------------------------
      Feature Candidate List                    22 Months from GA
- ------------------------------------------------------------------------------
      Opportunity Statement (RDAF)              18 Months from GA
      Feature Description Document (FDD)        16 Months from GA
      System Requirements Complete (SRD)        12 Months from GA
      Development Complete                      6  Months from GA
      First Office Application Complete         2  Months from GA
- ------------------------------------------------------------------------------
       GA = General Availability
- ------------------------------------------------------------------------------
Figure 2. - Product Life Cycle Schedule Timeline





3.     Lucent's Request Definition & Assessment Form (RDAF) Process
The RDAF Process is used to review and track requests originating from internal Lucent organizations and AUTOPLEX customers (Sprint PCS). All requests, regardless of the origination, must be made via the RDAF. The process begins when a Lucent employee or a customer through a Lucent employee (Application Engineering), requests a new feature/enhancement by way of the RDAF form. The RDAF process includes the logging of the request, as well as the gathering of the necessary technical and marketing information in an organized fashion for Product Management to evaluate the request. The process concludes with the Product Manager documenting disposition of the request via electronic mail to the Lucent originator and Customer Business Management (CBM). The CBM will work up the response to the customer and send that response on to the Customer Team. It is the responsibility of the Lucent originator and the Customer Team to forward the Product Manager's and CBM's response to the customer, where applicable.

3.1 Sprint PCS's Input into the RDAF process.
Sprint PCS has a document called Request Feature Definition (RFD) that, after written by Sprint PCS, easily converts to a Lucent RDAF. A Sprint PCS requested RDAF is filled out by the Applications Engineering Team responsible for Sprint PCS. The Application Engineering Team works with Sprint PCS to convert Sprint PCS's RFD to a RDAF.

Once the RDAF is submitted, Lucent will respond within 60 days or less to estimate the request. For PMUG related RDAFs Lucent will respond within 30 days.

     4.0  Platinum Ticket
It is critical that Sprint PCS remain the leader in the fiercely competitive PCS marketplace. Sprint PCS's business relationship is vitally important to Lucent, so Lucent wants to provide not only assurance, but action that if the situation ever presents itself where a feature is deployed to the marketplace (GSM, TDMA, another PCS provider, an 850 provider) that Sprint PCS will be covered by way of Lucent reacting to support Sprint PCS and help Sprint PCS not lose market advantage. This process will remain in effect until release 9.0 is made generally available.

To assure  Sprint PCS of Lucent's  intentions,  Lucent will offer Sprint PCS one
"Platinum Ticket", per release, that is to be used within that calendar year beginning January 1998. Lucent clearly understands the importance of time to market in feature deployment and is committed to be responsive to Sprint PCS's needs. Sprint PCS will have one `Platinum Ticket' per release that can be "cashed" to make certain that no feature is deployed in a Sprint PCS market that Sprint PCS was, for whatever reason, unaware of and cannot afford to be late in deploying a similar feature.

4.1    New Feature Request
A new feature request would be defined as a feature whereby Lucent has not received an RDAF. This Sprint PCS request will engage the pertinent Lucent executive groups including Application Engineering, Customer Business Management, and Product Management, Systems Engineering and Development. Lucent will immediately pull together the required resources (a conference call within 48 hours and a meeting within five (5) working days) to counter-attack a feature that would be in competition with a Sprint PCS market. This feature must be a subscriber calling feature. This process would specifically exclude network performance features, platform affecting features, and IS634/Interoperability features. Specifics, such as feature functionality, feature estimation, systems engineering requirements, development, testing, etc. would be addressed and reasonably negotiated by an emergency task force of Lucent management.

A Platinum Ticket that is cashed to create a Platinum Feature can only be used for a feature that lies in the CDMA, ECP (MSC), 5ESS, or WIN programs. Once a Platinum Ticket is cashed, it cannot be reused. It will be mutually communicated and understood by all parties what impacts utilizing the Platinum Ticket may have on other Sprint PCS feature requests, including already committed features.

4.2      Existing Feature Request
There might also be a situation where Lucent has received a RDAF from Sprint PCS that has been recently identified as a competitive feature. However, based on customer priorities, requirement definitions, terminal issues, etc., Lucent has targeted this particular feature for a future release. In the event that this unknown competitive feature is targeted for a release before Lucent's planned release, Sprint could utilize their "Platinum Ticket" to request the pull-up of such a competitive feature to an earlier Lucent release. Lucent will put its best effort forward to pull the requested feature up to an agreeable date of delivery in an earlier release or in a software update to a release. Timing restrictions for this request will have to be discussed on a per feature basis given the unknown uniqueness of the feature at hand. Specifics, such as feature functionality, feature estimation, systems engineering requirements, development, testing, etc. would be addressed and reasonably negotiated by an emergency task force of Lucent management.

5.0 Autoplex(R) Mobile Switching Center (MSC) Fast Feature Development Process. In order to be more responsive, Lucent has developed the Fast Feature Process
(FFP). This process addresses small, urgent features that require immediate attention. Specifically, this reduces the concept to delivery interval for smaller features that have limited system impact. This process allows the MSC team to improve response time to feature requests received through the Request Definition and Assessment Form (RDAF) process, and items received through the PCS Maintenance User's Group (PMUG). It also provides the opportunity to reduce rework by including customers in the feature definition and review process.

5.1    Requirements / Restrictions / Conditions
Targeted as urgent features that are relatively small, Lucent intends to turn around a feature request from RDAF to deployment in less than 6 months. Lucent will guarantee Sprint PCS two (2) MSC Fast Features per calendar year providing the conditions below are met.

The following must be met for a feature to even be considered for the Autoplex(R) Mobile Switching Center (MSC) Fast Feature Development Process:
      No hardware development No 3rd Party Vendors No WIN involvement No terminal impact Requirements must be stable
      No change to standards or government regulations.

6.0      Additional Alternative Suggestions
In addition to previously mentioned methods of addressing Sprint's time to market needs, there exist other avenues which Sprint PCS should always take advantage of.

6.1      PCS Maintenance User Group (PMUG)
Lucent is extremely committed to our PCS customers, which is why the PCS Maintenance Group was founded almost a year ago. The purpose of this forum is to create and maintain an active partnership between PCS CDMA Users and Lucent to provide prioritized deliverables and direction for system maintenance and development.

A critical component to the PMUG forum is the Action Item Review meetings. This is where status is provided as to the action items customers, especially Sprint, bring to Lucent's attention.

Sprint PCS also has the opportunity to gather great market and competitive information by attending these forums. PMUG is just one place where many customers and/or groups of customers express (or demand) new or expedited development. The combined influence of many customers purchasing power has significant impact on Lucent's development programs. Sprint PCS certainly has the leverage to influence such a conference in the feature direction it requires.

From a competitive market data perspective, the entire PCS CDMA operator base is present at this forum expressing their future feature needs -- this can provide Sprint PCS with a very early view of what direction other PCS carriers are moving in.

As a reminder, the next PMUG Action Item Review meeting which is scheduled for Tuesday, April 14th at the following location:
                  Lisle/Naperville Hilton
                  3003 Corporate West Drive
                  Lisle, IL  60532
                  (630) 505-0990
                  800-552-2599

If you have any questions, please contact Anita Besch on (630) 224-7453 for further information on registration and hotel information.

6.2      Lucent's  3rd Party Programs
Lucent strives to partner with those corporations that can also enhance and speed to market features that compliment your existing markets as well as provides the competitive differentiation necessary to be successful.

6.3      Interoperability Lab
This facility is specifically designed to address Sprint's needs with our staff ready to respond to Sprint PCS's requests.





- --------
1  Distribution  of   functionality   across  system   elements,   and  specific
requirements written for each element.

2 Detailed test cases to validate functionality of the IOS irrespective of vendors or schedule.

3 Owner's lab environment made available to Vendor consistent with the approved test plan. MSC and BTS vendors have hardware and software in place to start testing.

4 Applicable IOTT test cases have been executed.

5 The OAI capability, or a subset (specific to vendors verified) is declared available for general deployment in a CDMA PCS network.

                                                                       Exhibit K
                                                               BTS ORDER PROCESS

LUCENT/SPRINT PCS BTS ORDER PROCESS:
Sprint PCS provides BTS questionnaire to Lucent Account Executive and Field Engineer.
The Lucent Account Executive provides a Firm Price Quote identifying the products to the Sprint PCS team representative. The BTS is now approved for product procurement. Lucent Standard Indoor and Outdoor BTS Kits and services are included in the Approved Products List (APL). The Sprint PCS Regional representative will prepare the Purchase Requisition, obtain Budget Manager and Director's signatures and notify the Lucent Account Executive of approval. The Lucent Account Executive will send a copy of the Firm Price Quote to Order Management (Dave Widergren). The Sprint PCS Regional representative will forward the PR with Firm Price Quote attached to Sprint PCS Kansas City Purchasing :

         John Sorrentino
         Phone: 816-559-6029                          Fax:     816-559-1555
            7900 College Blvd. 2NDFl            Overland Park, Kansas  66210

Sprint PCS Purchasing, John Sorrentino, will confirm part #'s and prices per the Approved Products List (APL). Part numbers/prices which are not valid are confirmed with the Sprint PCS Region and included as a variance or added to APL. Joe Sotak, Lucent (913-338-8904) and John Sorrentino, Sprint PCS, will manage the APL. Joe Sotak will send updates to Lucent Order Management (Dave Widergren) and East AE (Ed Wacienga) and West AE (Dave Hemphill) for distribution to the appropriate Field Engineers. See Attachment A for APL Process. John Sorrentino will prepare individual Purchase Orders for equipment and services. All Purchase Orders will include the Firm Price Quote Proposal number. The Purchase Order for equipment is forwarded to Sprint North Supply; the Purchase Order for services is forwarded to Lucent Order Management. Philadelphia is the only market exception. Philadelphia orders will contain both Equipment and services on 1 order which is sent from Sprint PCS to Order Management. (Sprint has agreed to a 24 hour turnaround from receipt of approved Purchase Requisition to transmittal of P.O. to Sprint North Supply and Lucent Order Management.) NO ORDERS FROM SPRINT PCS FIELD/REGIONAL PERSONNEL WILL BE ACCEPTED BY LUCENT ORDER MANAGEMENT.

Equipment Orders to:                                 Services Orders to:
April Holtwick, Sprint North Supply         Dave Widergren, Lucent Order Mgmt
Phone: 800-755-3032                                     Phone:  770-613-8060
 Fax:     800-776-3953                          Fax:       770-613-8068

Sprint  North  Supply  forwards  the  Equipment  Purchase  Order to Lucent Order
Management: (Sprint North Supply has agreed to a 48 hour turnaround from receipt of P.O. to transmission to Lucent Order Management.) Sprint North Supply will forward the equipment purchase order to:
         Dave Widergren, Lucent Order Management Phone: 771-613-8060 Fax: 8068

Lucent Order Management confirms receipt of Equipment Orders and ship date within 48 hours via notification to April Holtwick, Sprint North Supply. Lucent Order Management confirms receipt of Services Orders within 48 hours via notification to John Sorrentino, Sprint PCS Purchasing. Program Manager sends the Market Template (contains Cascade Site ID & FPN numbers) to Lucent Order Management. Order Management sends the Account Executive, Program Manager, Sprint North Supply and Nancy Elpers a copy of the Order Tracking Spreadsheet which contains all equipment and services order information as required.




MATERIAL SHIPPING
Lucent GPC  (Columbus  - James Mc Griff,  Columbus  Global  Provisioning  Center
(GPC), Warehouse/Shipping ) to provide 24 hour advance notice of material at dock by notifying:
  Sprint North Supply;   Rod Bennett
  800-243-4666 or 913-791-6571 Voice
  913-791-7668 Fax
  Office Hours 7am to 4:30 pm Central Time, Monday thru Friday.

Rod will schedule Transportation Carrier (North Star Trucking). If material is not picked up by 6:00 PM on scheduled day by SNS Carrier, Lucent will make arrangements with back-up carriers for delivery. The back-up carrier will invoice Sprint North Supply directly for transportation charges.

Back up carrier identified are:
Yellow Freight, Consolidated Freightways (LTL less than truck load) CalArk, Burlington Motors, USA Truce (TL truckload) Eagle USA, LEP Profit (middle of night pickup/and or hot shot run)

Sprint PCS is responsible for all transportation costs.

No orders  are to be shipped  with  shortages......whole  order  ship  ONLY.  If shortage is identified AFTER NOTIFICATION TO ROD BENNET, Columbus is to notify Rod Bennett immediately. Jeff Hatfield, Columbus Customer Service will be responsible to notify James McGriff of any shortages.

The same process for shipping will apply to Power Cabinets shipped from Omaha and Batteries shipped from Dallas. (for those products which are not part of a configured order)

INVOICING:

EQUIPMENT:
Lucent Asset Management Organization will generate invoice per the Contract terms; FOB Origin - payable 30 days from invoice date. The invoice for equipment orders will be sent to Sprint North Supply per instructions on the Purchase Order. Invoice at ship, payable 30 days from invoice date.

Sprint North Supply and Sprint PCS require one invoice for each Purchase Order. Combining invoices is not acceptable. Invoice amount will not exceed Purchase Order amount.

No additional documentation need accompany the invoice.

Invoice Disputes:   John Sorrentino, is the Dispute Contact for Sprint PCS.
                               816-559-6029 Voice
                               816-559-1555 Fax


SERVICES:
Including Commissioning, Boltdown, Transportation:
The Program Manager will send the "Acceptance Form" to Asset Management East/Central to: (New York, Albany, Syracuse, Buffalo, Rochester, Manhattan,
    BBQ)  Bob Seelig     Fax:  770-613-8113
(Philadelphia, Boston, Milwaukee, Pittsburgh, Toledo, New Hampshire/Maine,
    Hartford, Detroit)  Fax:  770-613-8813
West to:  (Phoenix, Salt Lake City, Denver, Tucson)
     Julie Collins   Fax:  770-613-8113
 (San Francisco, Seattle, Fresno, Spokane, Portland, Sacramento)
     Krista Hawkins Fax 770-613-8813

Receipt of the Acceptance form will trigger the Services Invoice.
The invoice for service orders will be sent to Sprint PCS Accounts Payable per instructions on the Purchase Order. A copy of the Acceptance form is to be attached to the invoice.

CTSO/Optimization efforts - a FQP is to be provided to Sprint PCS Regional Team and PR prepared and submitted to Kansas City Purchasing. A PO will be issued by John Sorrentino and submitted to Lucent Order Management. When the project is complete (or established billing intervals) and customer acceptance signature is obtained, CTSO will establish final billing to customer. Asset Management will issue invoice and send per instructions on the Purchase Order.

Sprint PCS requires one invoice for each purchase order. Combining invoices is not acceptable. Invoice amount will not exceed Purchase Order amount.

*Exception: Philadelphia - Equipment and Services will be ordered on the same purchase order issued by Sprint PCS Purchasing. The invoicing as agreed to by SPCS and Asset Management will be progressive billing.


SPCS Services Invoice Dispute Contacts:
       Eastern Region:     Gina Alfonso        201-512-4717 Voice
       Western Region:    Sonny Sharma       510-468-7823 Voice

It is the responsibility of the Account Executive to monitor all invoicing activities and manage dispute resolution.

GUIDELINES:

The BTS Order Process is effective January 1, 1998.

New Prices and terms are effective January 1, 1998

All documents must match (Quote - Purchase Order - Packing Slip - Invoice)
  (The quote will contain BTS Equipment, Installation Equipment, and Services with subtotal provided. As Sprint PCS internal Tax requirements do not allow for equipment and services to be on same PO, Sprint PCS Purchasing will split into separate POs. Thus the guideline that all documents must be matched is compromised, i.e. Quote to Invoice.)

Cascade Site ID, Sprint PCS Order Number and Sprint North Supply Order Number will be included on Equipment Purchase Orders sent to Lucent Order Management.

Cascade Site ID and Sprint PCS Order Number will be included on Services Purchase Orders sent to Lucent Order Management.

Terms: FOB Origin - i.e. Sprint is responsible for all transportation costs.

Risk of Loss and title transfers at the Lucent dock. Lucent responsibility ends at dock.
Sprint is responsible for transportation, construction and bolt down. Sprint may elect to have Lucent perform these responsibilities for additional compensation as noted in the contract. Lucent is responsible for commissioning.

A Purchase Order is required for ALL orders. This includes material priced less than $2500 (example; miscellaneous cables, adaptors, etc.). Change Orders and Supplemental Authorization for Work (SAWOs) are not acceptable. A PO is required for all products and services. Construction management is optional per the Contract Terms. (for sites other than the SPCS Grandfathered cell sites deployed in 1997 - 2939 identified in contract Exhibit X)

Orders are based on a 3 ECU Sprint Engineering Standard. Deviation from the 3 ECU i.e.. 1 or 2 will be billed at the $131,000 price. Orders beyond the standard 3 ECU model (i.e. 4, 5, 6, etc.) will be invoiced at an additional $7,000 each.

BTS will ship from Columbus, Ohio *Power Cabinets will ship from Omaha, Neb. *Batteries will ship from Mesquite, Texas or direct from supplier (*If part of a configured order, i.e., will ship from Columbus with BTS order)

One quote will be generated by Lucent Field Engineer for each base station, installation hardware and services. It will be the responsibility of Sprint PCS to break out the appropriate items such as installation hardware and services if needed onto separate Purchase Requisition and Purchase Orders. Sprint E&O indicated they want BTS installation hardware shipped earlier than BTS equipment, thus need for Sprint Purchasing to issue separate PO identifying Date Required (ie ship date).

BTS interval is 4 weeks from order entry into Lucent Order Management System.

REQUIREMENTS FOR VENDOR SHIPMENT:

BTSWhole Order ship.   (with exception of Power cabinets and batteries)

Packing lists to be attached to outside of each master carton which detail, by line item all assets contained in each box.

Each box/pallet shall contain the appropriate Cascade Site ID number, Sprint and North Supply Purchase Order number.

PRICING:
Pricing is identified in the Contract, Schedule 2 and 3.

Growth frames - $78,700 (if identified in Phase II contract Exhibit X as part of 1997 deployed BTS) Sprint PCS agrees to provide Lucent with the intended Base Station site.

Identification for all 2nd and 3rd carrier growth cabinets which will be placed at any of the Phase I sites listed in Exhibit X. Sprint PCS agrees that this site information will be required in order to purchase at the Phase I price of $78,700 for 8W or $94,700 for 16W per growth cabinet (Schedule 2). Sprint PCS agrees to provide Lucent twice each year an inventory of Lucents's manufactured equipment at each of the Sprint PCS sites. This list will be used to insure all growth cabinets placed at locations not listed in Exhibit X were purchased at the $100,000 price. Any discrepancies will be mutually worked by both parties and invoices will be corrected as appropriate.

                                    ATTACHMENT A


APL - APPROVED PRODUCTS LIST CHANGE PROCESS

Owners:
Lucent:  Joe Sotak                               Sprint PCS:     John Sorrentino
     7500 College Blvd., Suite 1212                   7900 College Blvd, 2nd F
     Overland Park, Kansas  66210                      Overland Park, Ks  66210
        913-338-8904 voice                                816-559-6209 voice
         913-338-8888 fax                                 816-559-1555 fax

Step 1, Lucent Technologies issues the "Approved Products List Change Form" with associated reason for change. This form is to be signed off by the appropriate Lucent Technologies representative (J. Sotak or a delegate).

Step 2, Sprint PCS inputs the  updates/changes  into the Approved  Products List
(APL) and the appropriate Sprint PCS representative (J. Sorrentino or delegate) signs off and dates and returns "Approved Products List Change Form" and a printout of the updated APL. Sprint PCS faxes back the form and APL to J. Sotak Fax 913-338-8888.

Step 3, The Change Form will have an issue number and date. The Change form will be attached to the updated APL printout to serve as a permanent record. Copies will be retained by Sprint PCS (J. Sorrentino) and Lucent Technologies (J. Sotak).

Step 4, Joe Sotak sends updates to Dave Widergren, Lucent Order Management and the Eastern Region AE, Ed Wacienga and the Western Region AE, Dave Hemphill as required. It is the AE's responsibility to inform the Field Engineers.



The APL does not contain all BTS spares due to the high level of maintenance required. The APL is intended to control a majority of the high dollar value purchases of BTS equipment made by Sprint PCS.

See Att APL Change Form

                           ATTACHMENT B

SPRINT PCS CONTACTS:

PURCHASING & BTSEQUIPMENT                    SERVICE INVOICE DISPUTES:
 INVOICE DISPUTES:
John Sorrentino                             Eastern Region:  Gina Alfonso
816-559-6029 voice                          201-512-4717 voice
816-559-1555 fax                            201-512-4713 fax
7900 College Blvd. 2nd Ft.                  One International Blvd, Suite 800
Overland Park, Kansas 66210                 Mahwah, NJ   07495

                                            Western Region:  Sonny Sharma
                                            510-468-7823 voice
                                            510-468-7923 fax
                                            4683 Chabot Drive, Suite 100
                                            Pleasanton, California  94588


SPRINT NORTH SUPPLY:

ORDER MANAGEMENT:
April Holtwick                              John Burgess
1-80-755-3032 voice                         1-800-755-3032 voice
913-791-7124 fax                            913-791-7124 fax
600 New Century Parkway                     600 New Century Parkway
New Century, Kansas 66031                   New Century, Kansas  66031


TRANSPORTATION:                             Main Warehouse:
Rod Bennett                                 500 Sumner Way
1-800-243-4666 voice                        New Century, Kansas  66031
913-791-6571 voice
913-791-7668 fax
600 New Century Parkway
New Century, Kansas  66031

                                  ATTACHMENT B

LUCENT CONTACTS:
ORDER MANAGEMENT:
Dave Widergren
770-613-8060 voice
770-613-8068 fax
22 Technology Pkwy, Suite 200
Norcross, Georgia  30092

INVOICING:
Ed Rivers                                   Bob Seelig - East Region
770-613-8002 voice                          770-613-8091 voice
770-613-8113 fax                            770-613-8813 fax
22 Technology Pkwy, Suite 200
Norcross, Georgia  30092
                                            Butch Hefner  - East Region
                                            770-613-8092 voice
                                            770-613-8813   fax
                                            Julie   Collins - West Region
                                            770-613-8093 voice
                                            770-613-8813   fax
                                            Krista  Hawkins  - West Region
                                            770-613-8094 voice
                                            770-613-8113 fax

PROCESS:                                    APPROVED PRODUCT LIST
Nancy Elpers                                Joe Sotak
913-338-8838 voice   338-8857 fax           913-338-8904 voice 338-8888 fax
7500 College Blvd, Suite 1212               7500 College Blvd, Suite 1212
Overland Park, Kansas 66210                 Overland Park, Kansas 66210

EASTERN REGION AE:                          WESTERN REGION AE:
Ed Wacienga                                 Dave Hemphill
716-223-6334 voice                          510-468-7835 voice
716-223-4830 fax                            510-468-7830

COLUMBUS GPC
James McGriff, Warehouse/Shipping
614-860-3822
Jeff Hatfield, Customer Service
614-860-7962

                                                                       Exhibit K
                                             LUCENT/SPRINT PCS BTS ORDER PROCESS

Exhibit K is a flowchart diagram showing the processes by which Sprint Spectrum Equipment Company, L.P. orders equipment from Lucent Technologies, Inc. and Lucent Technologies, Inc., in turn, generates an invoice to send to Sprint Spectrum Equipment Company, L.P. The exhibit lists the names, addresses and telephone numbers of contact persons at both Sprint Spectrum L.P. and Lucent Technologies Inc.